HARRIS INSIGHT(REGISTRATION MARK) FUNDS
ANNUAL REPORT

DECEMBER 31, 1997


                     HARRIS INSIGHT(REGISTRATION MARK) FUNDS
               POWERFUL INSIGHT. SOLID INVESTMENTS.(SERVICE MARK)

                                [GRAPHIC OMITTED]

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              NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE
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HARRIS INSIGHT(REGISTRATION MARK) FUNDS
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DEAR SHAREHOLDER:

It is with pleasure that we report to you results for the Harris Insight Funds for the year ended December 31, 1997.

Within this Annual Report you will find Harris Investment Management's review of the fixed income and equity markets during 1997, as well as their outlook for the markets and the economy for 1998 and beyond. A summary report for each Harris Insight Fund is also provided, containing information about the major factors which influenced each Fund's performance, as well as a complete list of portfolio holdings.

STRONG HARRIS INSIGHT FUNDS PERFORMANCE CONTINUES

A number of the Harris Insight Funds posted strong performance results for the year ended December 31, 1997. Furthermore, the solid performance of many of our individual Funds was recognized during the year by national publications including THE WALL STREET JOURNAL (for example, on November 24, 1997 and December 8, 1997) and the December issue of MUTUAL FUNDS MAGAZINE. (FOR MORE DETAILED PERFORMANCE INFORMATION ON THE FUNDS, PLEASE CALL 1-800-982-8782.)

We are particularly pleased that MORNINGSTAR, a highly respected firm which monitors mutual fund performance, has awarded the Harris Insight Equity Fund an overall rating of five stars -- Morningstar's highest rating -- for risk-adjusted performance.*

While the total return figures for the Funds speak for themselves, we believe that these results reflect the disciplined research and analysis that the Funds' portfolio management agent, Harris Investment Management, utilizes to seek to identify the most promising securities for each Fund.

FUNDS EXPERIENCE SIGNIFICANT GROWTH IN ASSETS

Partly reflecting this strong investment performance, assets in the Harris Insight Family of Funds grew considerably in 1997. In December, CRAIN'S CHICAGO BUSINESS listed the Harris Insight Funds as the tenth largest mutual fund complex based in Chicago among 25 mutual fund companies with operations in the city (based on assets under management). At year end, total assets in the Harris Insight Funds neared the $6 billion mark. Increasing fund assets provides a larger base over which to spread certain expenses associated with operating mutual funds.

We expect this asset growth to continue, as we focus our efforts in 1998 on further developing retail and institutional distribution of the Harris Insight Funds. This effort will include expanded sales and marketing to individual investors and retirement plan sponsors, such as 401(k) and other defined contribution plans.

To facilitate our retail distribution efforts, the sales loads on Class A Shares were eliminated. Additionally, converting the Class A Shares of the Harris Insight Equity and Fixed Income Funds to "no-load" will help our effort to market directly to individual investors.

NEW HARRIS INSIGHT FUNDS ARE CREATED

To further broaden the range of alternatives available to meet different investment objectives, there were five additions to the Harris Insight Family of Funds in 1997:

(BULLET) BALANCED FUND, which seeks to provide current income and capital appreciation by investing in a balanced portfolio of fixed income and equity securities.

(BULLET) CONVERTIBLE SECURITIES FUND, which seeks to provide capital appreciation and current income by investing primarily in securities, such as bonds, debentures, notes, preferred stocks or warrants, that are convertible into common stocks.


                                                                               1

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HARRIS INSIGHT(REGISTRATION MARK) FUNDS
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(BULLET) EMERGING MARKETS FUND, which seeks to provide capital appreciation by investing primarily in a diversified portfolio of publicly traded equity securities of companies located in emerging markets that the subadviser believes to be undervalued.**

(BULLET) INTERMEDIATE GOVERNMENT BOND FUND, which seeks to provide a high level of current income, consistent with preservation of capital, by investing primarily in U.S. government securities having an intermediate-term average maturity.

(BULLET) SMALL-CAP VALUE FUND, which seeks to provide capital appreciation by investing primarily in equity securities of smaller to medium capitalization companies that the portfolio manager believes have above-average growth potential and appear to be undervalued.***

Hansberger Global Investors, Inc., an international investment manager who brings significant expertise to the Funds, was retained as sub-adviser to invest and manage the assets of the Emerging Markets Fund as well as the International Fund (after approval by shareholders of the International Fund in early August).

PLANS FOR 1998 AND BEYOND

One of our primary goals as a provider of mutual funds is to seek to deliver exceptional investment performance to our shareholders. Providing a broad range of products and services is another. As we look forward to the year ahead, we will be expanding the range of services we offer. For example, by the end of the first quarter, we expect our Internet site, WWW.HARRISINSIGHT.COM to offer online account access for shareholders to monitor their account holdings. Shareholders and prospective investors currently use this electronic "superhighway" to access general fund information, current performance, and insight into the markets. By the middle of the year, we plan on offering Internet transactional capabilities, enabling shareholders to buy and sell shares, as well as electronically exchange from one Fund to another. Finally, we plan to develop asset allocation tools for investors to assist individuals in identifying which Fund or Funds are best suited to match their investment objectives.

As always, we welcome your comments and suggestions as to how we can best serve your needs. We highly value the confidence you have placed in us. Whether you are new to our growing Harris Insight Family of Funds, or have been with us for a number of years, we thank you. We look forward to the year ahead and the years to come.


SINCERELY,

/S/ RICHARD W. INGRAM

RICHARD W. INGRAM
PRESIDENT AND CHIEF FINANCIAL OFFICER
HARRIS INSIGHT FUNDS

  * MORNINGSTAR'S STAR RATING IS A MEASURE OF RISK AND RETURN TO ASSESS HOW WELL A FUND HAS COMPENSATED INVESTORS FOR ITS LEVEL OF VOLATILITY. IF A FUND RANKS IN THE TOP 10% OF ITS ASSET CLASS (SUCH AS DOMESTIC STOCK, INTERNATIONAL STOCK, TAXABLE BOND, OR MUNICIPAL BOND) IT RECEIVES 5 STARS. THE OVERALL RATING IS A WEIGHTED AVERAGE OF A FUND'S 3-, 5-, AND 10-YEAR STAR RATINGS, WITH LONGER TIME PERIODS WEIGHTED MORE HEAVILY. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
 ** INTERNATIONAL INVESTING, ESPECIALLY IN EMERGING MARKETS, INVOLVES SPECIAL
    RISKS, SUCH AS CURRENCY-EXCHANGE AND SHARE-PRICE FLUCTUATION THAT MAY BE CAUSED BY POLITICAL OR FINANCIAL FACTORS ABROAD.
*** THERE ARE SPECIAL RISKS INVOLVED WHEN INVESTING IN A FUND WHICH INVESTS IN
    THE SHARES OF SMALL-SIZED COMPANIES, WHICH TEND TO BE MORE VOLATILE AND LESS LIQUID THAN STOCKS OF LARGER COMPANIES.

2

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TABLE OF CONTENTS
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Letter to Shareholders ................................................  1

The Market Environment
     Economic Review ..................................................  4
     Fixed Income Markets Review ......................................  6
     Equity Markets Review ............................................  7

Portfolio Management Review ...........................................  8-23

Tax Information-- Fixed Income and Equity Funds .......................  24

Statement of Net Assets
     Money Market Funds:
       Government Money Market Fund ...................................  26
       Money Market Fund ..............................................  27-28
       Tax-Exempt Money Market Fund ...................................  29-33

     Fixed Income Funds:
       Short/Intermediate Bond Fund ...................................  34-37
       Bond Fund ......................................................  38-41
       Intermediate Government Bond Fund ..............................  42-43
       Intermediate Tax-Exempt Bond Fund ..............................  44-46
       Tax-Exempt Bond Fund ...........................................  47-49
       Convertible Securities Fund ....................................  50-52

     Equity Funds
       Equity Fund ....................................................  53-54
       Equity Income Fund .............................................  55-56
       Growth Fund ....................................................  57-58
       Small-Cap Opportunity Fund .....................................  59-62
       Small-Cap Value Fund ...........................................  63-64
       Index Fund .....................................................  65-70
       Balanced Fund ..................................................  71-75
       International Fund .............................................  76-78
       Emerging Markets Fund ..........................................  79-80

Statements of Operations ..............................................  82-83

Statements of Changes in Net Assets ...................................  84-87

Statements of Changes -- Capital Stock Activity .......................  88-93

Financial Highlights ..................................................  94-105

Notes to Financial Statements .........................................  106-117

Report of Independent Accountants .....................................  118



                                                                               3

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THE MARKET ENVIRONMENT

ECONOMIC REVIEW
--------------------------------------------------------------------------------

As we enter 1998, international economic developments continue to dominate the world financial scene. Problems in the "Asian Tigers" have spread to South Korea and are threatening to resurface in Hong Kong. Another major concern is that these problems could act to postpone the long-awaited Japanese economic recovery.

ASIAN PROBLEMS HAVING "SPILLOVER" EFFECT

Just as Asia's economic problems have refused to die, so have investors become more concerned that the future effect on the U.S. could be greater than previously thought. Corporate earnings disappointments appear to be occurring more frequently with the blame attributed to fallout from Asia's financial problems. Unfortunately, the events taking place in the region have begun to spill over into other parts of the world including South America and Russia.

There is hope that fundamental changes in the developing world's banking and monetary activities will eventually lead to more stable economies and financial markets. However, that is in the LONG run. In the SHORT run, the medicine being prescribed by the International Monetary Fund (IMF) is likely to delay the economic recovery in most of the "Tigers." This is unfortunate and is the result of the IMF's primary focus on solving structural banking and economic problems rather than dealing with the immediate currency crises.

U.S. CORPORATE EARNINGS NEGATIVELY IMPACTED

As a result, the earnings progress of many U.S. companies is likely to be negatively impacted in 1998 due to dramatically reduced Asian demand for U.S. exports as well as added competition resulting from an influx of low-priced imports from that region.

While it is not clear whether all members of the Federal Reserve FULLY recognize the potential risk the Asian crises presents, Chairman Greenspan does appear to be sensitive to it. He has begun to publicly discuss his concerns, not only for future economic growth, but also for the increased possibility of deflationary price pressures.

FED EASING POSSIBLE IN MONTHS AHEAD

Inflation expectations have moderated in recent months causing long-term bond yields to decline. This, in conjunction with investors' flight-to-quality resulting from the economic uncertainties discussed earlier, has caused the yield curve to flatten significantly. This flattening implies that the U.S. economy could slow over future months and raises the possibility that the Federal Reserve could "ease" monetary policy in the foreseeable future.

Investors should not assume that all the news is bad, however. Falling interest rates and energy prices in conjunction with rising "real" income growth will encourage consumers to maintain their spending and could provide valuation support for both stocks and bonds.


4

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THE MARKET ENVIRONMENT

ECONOMIC REVIEW (CONTINUED)
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ECONOMIC GROWTH TO SLOW SOMEWHAT

Our conclusion is that "real" U.S. economic growth will slow from last year, expanding by approximately 2 percent in 1998. Corporate profits, which began to weaken in the fourth quarter of 1997, should rise by 5-7 percent in 1998. Currently this earnings outlook is less optimistic than the consensus view. Therefore, if it is accurate, it implies that further negative earnings surprises could lie ahead.

LONG-TERM OUTLOOK IS POSITIVE

In a longer-term context, the outlook for both the economy and the financial markets is improving. The prospects for lower budget deficits and even the possibility of budget surpluses have enhanced the chances of further tax reduction. This possibility, in conjunction with continued deregulation efforts should result in enhanced LONGER-TERM growth prospects for the U.S.



DAVID L. MEAD
VICE PRESIDENT AND CHIEF INVESTMENT OFFICER
HARRIS TRUST AND SAVINGS BANK


                                                                               5

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THE MARKET ENVIRONMENT


FIXED INCOME MARKETS REVIEW
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With the equity markets taking the center stage spotlight during the course of
1997, the fixed income markets played the role of best supporting actor. Stable Federal Reserve Board monetary policy contributed to the relative calm in the fixed income markets during the second half of the year.

Late in the first quarter, the Federal Reserve raised the Federal Funds rate from 5.25% to 5.50%, in a preemptive effort to stifle inflationary pressures resulting from higher-than-expected growth in the economy. Interest rates consequently rose 40 to 50 basis points across the yield curve. Although first quarter returns for fixed income investors were disappointing, the fixed income markets rebounded in the second quarter to post the best performance in over a year.

Despite solid expansion in the economy, tightness in the labor market, and signs of upward pressure on wages, inflation remained in check. Inflation registered a
1.7 percent gain for all of 1997, the smallest increase in 11 years.

The low level of inflation deterred the Federal Reserve from raising interest rates to moderate the growth in the economy. As a result, with the exception of the modest Federal Reserve tightening in late March, the Fed has left interest rates unchanged for nearly a year.

U.S. Government bond issuance declined in 1997, and the reduction in supply helped provide an underpinning for bond prices. A declining Federal budget deficit and positive news about the prospects for a balanced budget in fiscal 1998 also provided support to the market. Lastly, uncertainty surrounding the European Monetary Union -- and more recently the Asian currency crisis -- increased the relative attractiveness of dollar-denominated assets.

On the other hand, demand for fixed income investments on the part of individual investors remained somewhat slack. While 1997 was a record year for mutual fund sales, the Investment Company Institute reported that new money flowing into funds was heavily skewed toward equities. Through the end of November, approximately $36 billion had flowed into fixed income mutual funds, compared to roughly $209 billion into stock funds.

Nonetheless, and for the first time in four years, mutual funds that invest primarily in Treasury bonds received net flows of cash in October. This was followed by net purchases of $8 billion in November, the most in a single month since January of 1994.

1997 ended with the yield on the 30-year Treasury bond falling just below 6 percent.



MARK E. NEWLIN, C.F.A.
DIRECTOR OF FIXED INCOME MANAGEMENT
HARRIS INVESTMENT MANAGEMENT, INC.


6

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THE MARKET ENVIRONMENT

EQUITY MARKETS REVIEW
--------------------------------------------------------------------------------


Equity investors were treated to another record-setting year in 1997, as the Standard & Poor's 500(REGISTRATION MARK) Stock Index returned 33.4 percent. This was the eleventh-best year in the history of the market.

The equity markets experienced a sharp increase in volatility. In fact, on nearly a third of the trading days over the course of the year the S&P 500 finished the day up or down at least one percent from the previous day. Volatility during 1997 was double that of 1996 and three times that of 1995.

Investor concern over the financial turmoil in the Asian markets contributed to market volatility during the fourth quarter, with concerns coming to a head on October 27. Markets worldwide plunged.

Despite the concern over the economic troubles in the Far East, investors always came back to the realization that the situation in the United States was very different. The equity markets in the U.S. had strong fundamental underpinnings, and every market dip was followed by a strong rebound.

In part, the market was buoyed by strong corporate earnings. Corporate profits have been rising every year since 1992, and are at their highest levels since the 1960's. For the five-year period ending in 1997, Standard & Poor's estimates that profits among the companies that comprise the S&P 500 Index rose 163 percent.

While the economy continued on its course of moderate growth, investors continued to receive positive news about inflation. Not since 1986 had the inflation rate been as low as that experienced over the course of 1997 (1.7 percent).

Individual investors also helped fuel the markets' rise. When larger and institutional investors rushed to exit the markets, individual investors saw buying opportunities and stepped in, providing stability. According to the Investment Company Institute, a record amount of money flowed into mutual funds that invest in stocks and bonds. Through the end of November, the Institute reported that $209 billion of new money was invested in equity mutual funds.

As 1997 drew to a close, so did the best three-year period performance by the S&P 500 since 1928. With double-digit returns in excess of 20 percent for the last three years, the Index has returned a cumulative 133 percent.



WILLIAM O. LESZINSKE
PRESIDENT AND CHIEF INVESTMENT OFFICER
HARRIS INVESTMENT MANAGEMENT, INC.

                                                                               7

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GOVERNMENT MONEY MARKET FUND SUMMARY
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INVESTMENT OBJECTIVE
The Fund seeks to provide investors with as high a level of current income as is consistent with its investment policies and preservation of capital and liquidity. The Fund invests exclusively in U.S. Government securities that have remaining maturities of 397 days or less and certain repurchase agreements.

INVESTMENT RESULTS
Like its other Harris Insight money market fund counterparts, this Fund posted excellent performance results in 1997. The continuation of the consistent strong performance of both classes of Shares boosted the trailing twelve-month rankings into the top 15 percent of their respective peer groups as measured by Lipper Analytical Services, Inc., a well-regarded firm which monitors fund performance. The performance of the Class A Shares also was in the top quartile of funds for three, and five-year time periods. Additionally, the Institutional Shares now carry a top quartile ranking for the three-year period ended December 31, 1997.

MONEY MARKET FUND SUMMARY
--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
The Fund seeks to provide investors with as high a level of current income as is consistent with its investment policies and with preservation of capital and liquidity. The Fund invests in a broad range of money market instruments that have remaining maturities of 397 days or less.

INVESTMENT RESULTS
In a continuation of consistent strong performance, the Fund posted excellent performance in 1997. In particular, the Class A and Institutional Shares were ranked in the top 10 percent of their respective peer group universes -- that is, funds with similar investment objectives against which the Funds are compared -- for the third and fourth quarter by Lipper. As a result, the returns have improved the trailing twelve-month Lipper rankings, moving both classes of Shares into the top 10 percent of their peer groups. The performance of the Class A Shares also places it in the top quartile of funds for the one, three, and five-year time periods ended December 31, 1997.
     The Fund's very strong showing was responsible for a significant amount of new assets flowing into the Fund. In the fourth quarter alone, the Fund increased its assets by $313 million.

TAX-EXEMPT MONEY MARKET FUND SUMMARY
--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
The Fund seeks to provide investors with as high a level of current income (exempt from federal income taxes) as is consistent with its investment policies and preservation of capital and liquidity. The Fund invests primarily in high-quality municipal obligations that have remaining maturities of 397 days or less.

INVESTMENT RESULTS
Yields on short-term tax-exempt securities remained relatively unchanged during 1997. In the first half of the year, rates rose in direct response to the Federal Reserve Board raising the Federal Funds rate. However, rates fell in the second half of the year as inflation remained in check. Year-end supply pressure on daily variable rate demand notes -- such as those the Fund invests in -- led to higher interest rates during the last week of the year, in what proved to be a very short-term event. As part of a longer-term strategy, the Fund continued to reduce exposure to these more volatile daily variable rate notes while moving into weekly notes. During the fourth quarter, daily notes were reduced from 17 percent to 13 percent of the Fund's holdings. The increase in yield more than compensated the Fund for the slight extension in maturity.
     For the year, Class A Shares of the Fund placed in the top 25% of its Lipper universe, while the Institutional Shares ranked in the top 32% of its Lipper universe.
--------------------------------------------------------------------------------
The Harris Insight Money Market Funds are neither insured nor guaranteed by the U.S. Government, and there can be no assurance that the Funds will be able to maintain a stable $1.00 share price.
     A portion of income from the Tax-Exempt Money Market Fund may be subject to some state and/or local taxes and, for certain investors, a portion may be subject to the federal alternative minimum tax.

8

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SHORT/INTERMEDIATE BOND FUND SUMMARY
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GROWTH OF A $10,000 INVESTMENT IN THE SHORT/INTERMEDIATE BOND FUND AND THE
LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CORPORATE BOND INDEX FROM INCEPTION THROUGH DECEMBER 31, 1997.


PERFORMANCE BENCHMARK:
Lehman Brothers Intermediate Government/Corporate Bond Index - A weighted composite of ( I ) the Lehman Brothers Intermediate Government Bond Index, which is comprised of all publicly issued, non-convertible debt of the U.S. Government or any agency thereof, quasi-federal corporations, and corporate debt guaranteed by the U.S. Government with a maturity of between one and ten years and ( II ) the Lehman Brothers Corporate Bond Index, which is comprised of all public fixed-rate, non-convertible investment-grade domestic corporate debt with a maturity of between one and ten years excluding collateralized mortgage obligations.

INVESTMENT OBJECTIVE:
The Fund seeks to provide a high level of total return, including a competitive level of current income. The Fund seeks to achieve its investment objective by investing primarily in investment grade debt securities with a short/intermediate term average maturity.

INVESTMENT RESULTS:
The Fund continued to offer solid returns in 1997. In fact, with the Institutional Shares returning 1.47 percent on a total return basis during the fourth quarter, and 7.15 percent for the year, the Fund maintained its WALL STREET JOURNAL "Scorecard" rating of "A," placing 20th out of 88 funds for the year as reported by Lipper.
     Led by a "flight-to-quality" rush into U.S. Treasury instrument, the fixed income market posted strong fourth quarter returns. Demand was concentrated in longer-term issues, with the financial turmoil in Asia prompting a 50-basis point decline in the 30-year Treasury bond yield to approach a historical low. Activity in shorter-term issues was muted, however. Anchored around a 5.50 percent Federal Funds rate, short-term interest rates were held in check by the absence of any imminent easing in Federal Reserve Board monetary policy.

                                      CHART
                                [GRAPHIC OMITTED]

Following are the plot points for the Short/Intermediate Bond Fund from inception through December 31, 1997.

                     INDEX         INSTITUTIONAL SHARES
FEB.'96             $10,000               $9,948
MAR.'96             $9,949                $9,888
JUN.'96             $10,011               $9,948
SEP.'96             $10,189               $10,114
DEC.'96             $10,439               $10,361
MAR.'97             $10,427               $10,355
JUN.'97             $10,735               $10,656
SEP.'97             $11,024               $10,942
DEC.'97             $11,260               $11,102

                     INDEX            CLASS A SHARES
APR.'91             $10,000               $10,020
DEC.'91             $11,308               $11,104
DEC.'92             $12,165               $11,690
DEC.'93             $13,510               $12,848
DEC.'94             $13,036               $12,682
DEC.'95             $15,544               $14,443
DEC.'96             $15,995               $14,949
DEC.'97             $17,556               $15,979

AVERAGE ANNUAL TOTAL RETURNS* FOR THE PERIOD ENDED 12-31-97
-----------------------------------------------------------
                          1 YEAR    5 YEAR    INCEPTION**
-----------------------------------------------------------
INSTITUTIONAL SHARES       7.15%       --        5.79%
CLASS A SHARES             6.89%     6.45%       7.18%
-----------------------------------------------------------

 * Total returns include changes in share price and the reinvestment of income dividends and all capital gain distributions.

** The inception date for the Fund's performance is February 26, 1996 with respect to the Institutional Shares, and April 1, 1991 with respect to the Class A Shares. Inception for the Index begins on the month-end closest to the inception date of the Fund (or class thereof).

   Performance figures represent past performance and are not a guarantee of future results. The investment return and principal value of shares will fluctuate and shares, when redeemed, may be worth more or less than the original amount invested.

                                                                               9

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BOND FUND SUMMARY
--------------------------------------------------------------------------------

GROWTH OF A $10,000 INVESTMENT IN THE BOND FUND AND THE LEHMAN BROTHERS AGGREGATE BOND INDEX FROM INCEPTION THROUGH DECEMBER 31, 1997.



Performance Benchmark:
Lehman Brothers Aggregate Bond Index - An index composed of the Lehman Government/Corporate Index and the Mortgage-Backed Securities Index including Treasury issues, agency issues, corporate bond issues and mortgage-backed securities.

INVESTMENT OBJECTIVE:
The Fund seeks to provide a high level of total return, including a competitive level of current income. The Fund seeks to achieve its investment objective by investing primarily in investment grade debt securities of varying maturities.

INVESTMENT RESULTS:
Although record employment and solid manufacturing gains imply to most investors higher interest rates, this combination did not prevent bond yields from reaching record lows in the fourth quarter of 1997. The primary factor behind market activity was the financial turmoil in Asia, which prompted a flight-to-quality rush to U.S. Treasury issues. The subsequent increase in demand boosted prices, consequently sparking declines in rates. While short-term rates were anchored near the 5.5-percent-Federal-Funds level, long rates drifted sharply lower in what appeared to be an inflation-free economy. The overall effect of these dynamics was a significant flattening in the interest rate yield curve. Year-over-year, two-year rates fell 23 basis points and thirty-year rates declined 72 basis points (100 basis points = one percentage point).
     In this bullish declining rate environment, the Fund's strategy of long duration and spread sector overweights worked well, placing the Fund 37 out of 137 funds in its Lipper peer group for the year.

                                      CHART
                                [GRAPHIC OMITTED]

Following are the plot points for the Bond Fund from inception through December 31, 1997.

                   INDEX           INSTITUTIONAL SHARES
APR.'96           $10,000                 $9,972
JUN.'96           $10,114                 $10,068
SEP.'96           $10,300                 $10,234
DEC.'96           $10,609                 $10,540
MAR.'97           $10,550                 $10,448
JUN.'97           $10,939                 $10,828
SEP.'97           $11,303                 $11,226
DEC.'97           $11,636                 $11,532

                   INDEX              CLASS A SHARES
APR.'96           $10,000                 $9,973
JUN.'96           $10,114                 $10,067
SEP.'96           $10,300                 $10,227
DEC.'96           $10,609                 $10,526
MAR.'97           $10,550                 $10,428
JUN.'97           $10,939                 $10,801
SEP.'97           $11,303                 $11,191
DEC.'97           $11,636                 $11,488

AVERAGE ANNUAL TOTAL RETURNS* FOR THE PERIOD ENDED 12-31-97
-----------------------------------------------------------
                            1 YEAR          INCEPTION**
-----------------------------------------------------------
INSTITUTIONAL SHARES         9.41%             8.68%
CLASS A SHARES               9.14%             8.48%
-----------------------------------------------------------

 * Total returns include changes in share price and the reinvestment of income dividends and all capital gain distributions.

** The inception date for the Fund's performance is April 16, 1996 with respect to the Institutional Shares, and April 22, 1996 with respect to the Class A Shares. Inception for the Index begins on the month-end closest to the inception date of the Fund (or class thereof).

   Performance figures represent past performance and are not a guarantee of future results. The investment return and principal value of shares will fluctuate and shares, when redeemed, may be worth more or less than the original amount invested.

10

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INTERMEDIATE GOVERNMENT BOND FUND SUMMARY
--------------------------------------------------------------------------------

GROWTH OF A $10,000 INVESTMENT IN THE INTERMEDIATE GOVERNMENT BOND FUND AND THE LEHMAN BROTHERS INTERMEDIATE GOVERNMENT BOND INDEX FROM INCEPTION THROUGH DECEMBER 31, 1997.


PERFORMANCE BENCHMARK:
Lehman Brothers Intermediate Government Bond Index -- An index comprised of all public obligations of the U.S. Treasury, excluding flower bonds and foreign targeted issues, all publicly issued debt of U.S. Government agencies and quasi-federal corporations and corporate debt guaranteed by the U.S. Government. All issues have maturities between 1 and 9.9997 years and an outstanding par value of at least $100 million dollars. Price, coupon and total return are reported on a month-end to month-end basis.

INVESTMENT OBJECTIVE:
The Fund seeks to provide a high level of current income, consistent with the preservation of capital, by investing primarily in U.S. Government securities having an intermediate-term average maturity.

INVESTMENT RESULTS:
The end of the year represented the first nine months this Fund has been in operation, having been created from a Harris Trust and Savings Bank collective investment fund at the end of March.
     The Fund's long duration versus its benchmark index enhanced the Fund's return during the fourth quarter of the year, as U.S. Treasury securities staged a significant rally in prices.
     Contributing to the strong performance by the Fund during the summer months was strength in bond prices resulting from ideas the Fed would not take any action regarding interest rates. Additionally, prices were bolstered by the Treasury Department's reduction in the size of the weekly Bill and monthly Note auctions, as well as the cancellation of the July and October ten-year note auctions. This reduced issuance, combined with historically low volatility levels, produced an environment in which mortgage securities led all sectors of the fixed income market.

                                      CHART
                                [GRAPHIC OMITTED]

Following are the plot points for the Intermediate Government Bond Fund from inception through December 31, 1997.

                    INDEX        INSTITUTIONAL SHARES           CLASS A SHARES
JAN.'85            $10,000              $10,185                     $10,197
DEC.'85            $11,801              $11,706                     $11,689
DEC.'86            $13,343              $13,209                     $13,148
DEC.'87            $13,824              $13,666                     $13,574
DEC.'88            $14,709              $14,578                     $14,443
DEC.'89            $16,575              $16,368                     $16,180
DEC.'90            $18,160              $17,889                     $17,623
DEC.'91            $20,719              $20,304                     $19,967
DEC.'92            $22,154              $23,480                     $21,262
DEC.'93            $23,967              $23,091                     $22,984
DEC.'94            $23,548              $23,361                     $22,541
DEC.'95            $26,945              $26,199                     $25,492
DEC.'96            $28,038              $27,264                     $26,475
DEC.'97            $30,203              $29,396                     $28,476

AVERAGE ANNUAL TOTAL RETURNS* FOR THE PERIOD ENDED 12-31-97
-----------------------------------------------------------
                     1 YEAR  5 YEAR    10 YEAR  INCEPTION**
-----------------------------------------------------------
INSTITUTIONAL SHARES  7.82%   6.27%     7.96%      8.64%
CLASS A SHARES        7.56%   6.02%     7.69%      8.38%
-----------------------------------------------------------

 * Total returns include changes in share price and the reinvestment of income dividends and capital gains distributions.

** The inception date for the Fund's performance with respect to both of the Institutional and Class A Shares is January 1, 1985. Inception for the index begins on the month-end closest to the inception date of the Fund (or class thereof).

   Performance information includes the performance of the Intermediate Government Bond Fund's predecessor collective fund for periods before the Fund commenced operations. Performance for the collective fund has been adjusted to reflect the Fund's estimate of its expense ratio for the first year of operations as a mutual fund. The collective fund was not registered under the Investment Company Act of 1940, as amended (the "1940 Act"), or subject to certain investment restrictions that are imposed by the 1940 Act. If the collective fund had been registered under the 1940 Act, its performance may have been adversely affected. The collective fund did not impose any charges that correspond to the advisory and other fees of the Intermediate Government Bond Fund. Therefore, the quoted performance figures for the collective fund have been reduced to reflect expenses of 0.50% and 0.75%, the estimated expense ratios of the Institutional and Class A Shares of the Intermediate Government Bond Fund, respectively, at the inception of its operations.

   Performance figures represent past performance and are not a guarantee of future results. The investment return and principal value of shares will fluctuate and shares, when redeemed, may be worth more or less than the original amount invested.

INTERMEDIATE TAX-EXEMPT BOND FUND SUMMARY
--------------------------------------------------------------------------------

GROWTH OF A $10,000 INVESTMENT IN THE INTERMEDIATE TAX-EXEMPT BOND FUND, LEHMAN BROTHERS QUALITY INTERMEDIATE MUNICIPAL BOND INDEX AND THE LEHMAN BROTHERS MUNICIPAL BOND FUND INDEX FROM INCEPTION THROUGH DECEMBER 31, 1997.


PERFORMANCE BENCHMARKS:
Lehman Brothers Quality Intermediate Municipal Bond Index - An index comprised of 22,839 bonds. The bonds are rated A or better, have maturities between 2 and 17 years, and are selected from issues larger than $50 million dated since January 1986.
     Lehman Brothers Municipal Bond Fund Index - An index comprised of 8,000 bonds. The bonds are all investment-grade, fixed-rate, long-term maturities (greater than two years) and are selected from issues larger than $50 million dated since January 1984.
     The Lehman Brothers Quality Intermediate Municipal Bond Index has been selected as the Fund's primary benchmark because that Index better reflects the investment objectives and policies of the Fund.

INVESTMENT OBJECTIVE:
The Fund seeks to provide a high level of current income that is exempt from federal income tax. The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in municipal securities with a dollar weighted average portfolio maturity of between 3 and 10 years.

INVESTMENT RESULTS:
During the fourth quarter, prices on municipal bonds lagged those in the government market. Consequently, the ratio between tax-exempt and Treasury yields rose. At the end of the year, tax-exempt issues were yielding 90 percent of the yield of the long Treasury bond. With bond insurance accounting for more than 50 percent of new issue volume, it was increasingly difficult for the Fund to buy issues that offered attractive yields. Competition for bonds offering attractive yields was high and credit spreads narrowed substantially.
     While the Fund benefited in this environment from its holdings of higher-quality issues, the Fund's emphasis on quality issues somewhat limited its performance over the course of the year, as lower-quality issues experienced better relative performance. From a yield standpoint, however, we did not believe investors were provided with enough additional incentive to buy lower quality issues.

                                      CHART
                                [GRAPHIC OMITTED]

Following are the plot points for the Intermediate Tax-Exempt Bond Fund from inception through December 31, 1997.

               LB QUARTERLY         LB MUNICIPAL     INSTITUTIONAL      CLASS A
            INTERMEDIATE INDEX       BOND INDEX         SHARES          SHARES
JAN.'86           $10,000              $10,000          $10,051         $10,048
DEC.'86                                $11,931          $10,940         $10,915
DEC.'87           $10,368              $12,111          $10,920         $10,869
DEC.'88           $11,034              $13,324          $11,419         $11,338
DEC.'89           $12,101              $14,781          $12,345         $12,227
DEC.'90           $13,011              $15,858          $13,128         $12,970
DEC.'91           $14,460              $17,784          $14,576         $14,364
DEC.'92           $15,517              $19,352          $15,562         $15,298
DEC.'93           $17,055              $21,729          $16,892         $16,565
DEC.'94           $16,589              $20,606          $16,371         $16,013
DEC.'95           $18,878              $24,202          $18,283         $17,839
DEC.'96           $19,683              $25,274          $18,843         $18,340
DEC.'97           $21,123              $27,597          $20,050         $19,465

AVERAGE ANNUAL TOTAL RETURNS* FOR THE PERIOD ENDED 12-31-97
-----------------------------------------------------------
                     1 YEAR  5 YEAR    10 YEAR  INCEPTION**
-----------------------------------------------------------
INSTITUTIONAL SHARES  6.41%   5.20%     6.26%      5.96%
CLASS A SHARES        6.14%   4.94%     6.00%      5.70%
-----------------------------------------------------------

 * Total returns include changes in share price and the reinvestment of income dividends and all capital gain distributions.

** The inception date for the Fund's performance with respect to both of the Institutional and Class A Shares is January 1, 1986. Inception for the Index begins on the month-end closest to the inception date of the Fund (or class thereof).

   Performance information includes the performance of the Intermediate Tax-Exempt Bond Fund's predecessor common trust fund for periods before the Fund commenced operations. Performance for the common trust fund has been adjusted to reflect the Fund's estimate of its expense ratio for the first year of operations as a mutual fund. The common trust fund was not registered under the Investment Company Act of 1940, as amended (the "1940 Act"), or subject to certain investment restrictions that are imposed by the 1940 Act. If the common trust fund had been registered under the 1940 Act, its performance may have been adversely affected. The common trust fund did not impose any charges that correspond to the advisory and other fees of the Intermediate Tax-Exempt Bond Fund. Therefore, the quoted performance figures for the common trust fund have been reduced to reflect expenses of 0.80% and 1.05%, the estimated expense ratios of the Institutional and Class A Shares of the Intermediate Tax-Exempt Bond Fund, respectively, at commencement of operations.

   Performance figures represent past performance and are not a guarantee of future results. The investment return and principal value of shares will fluctuate and shares, when redeemed, may be worth more or less than the original amount invested.

    A portion of income may be subject to some state and/or local taxes and, for certain investors, a portion may be subject to the federal alternative minimum tax.

TAX-EXEMPT BOND FUND SUMMARY
--------------------------------------------------------------------------------

GROWTH OF A $10,000 INVESTMENT IN THE TAX-EXEMPT BOND FUND AND THE LEHMAN BROTHERS MUNICIPAL BOND INDEX FROM INCEPTION THROUGH DECEMBER 31, 1997.


PERFORMANCE BENCHMARK:
Lehman Brothers Municipal Bond Index - An index comprised of 40,342 actual bonds. The bonds are all investment-grade, fixed-rate, long-term maturities (greater than two years) and are selected from issues larger than $50 million dated since January 1980.

INVESTMENT OBJECTIVE:
The Fund seeks to provide a high level of current income that is exempt from federal income tax. The Fund seeks to achieve its investment objective by investing at least 80% of its assets, under normal market conditions, in a broad range of municipal bonds and other obligations issued by state and local governments to finance their operations or special projects.

INVESTMENT RESULTS:
Although the Treasury market experienced a flight-to-quality in the fourth quarter of the year, prices on municipal bonds lagged those in the government market. Consequently, the ratio between tax-exempt and Treasury yields rose. At the end of the year, tax-exempt issues were yielding 90 percent of the yield of the long Treasury bond. With bond insurance accounting for more than 50 percent of new issue volume, it was increasingly difficult for the Fund to buy issues that offered attractive yields. Competition for bonds offering attractive yields was high and credit spreads narrowed substantially.
     Nonetheless, the Fund's investment strategy of extending duration greatly enhanced performance. In addition, the Fund benefited from increasing its position in triple-A rated securities as credit spreads narrowed.

                                      CHART
                                [GRAPHIC OMITTED]

Following are the plot points for the Tax-Exempt Bond Fund from inception through December 31, 1997.

                       INDEX        INSTITUTIONAL SHARES        CLASS A SHARES
JAN.'85               $10,000              $10,154                  $10,152
DEC.'85               $12,003              $11,814                  $11,785
DEC.'86               $14,321              $13,887                  $13,819
DEC.'87               $14,537              $13,372                  $13,273
DEC.'88               $16,014              $14,729                  $14,584
DEC.'89               $17,742              $16,330                  $16,129
DEC.'90               $19,035              $17,245                  $16,990
DEC.'91               $21,346              $19,247                  $18,916
DEC.'92               $23,228              $20,857                  $20,447
DEC.'93               $26,081              $23,558                  $23,037
DEC.'94               $24,733              $21,838                  $21,302
DEC.'95               $29,050              $24,993                  $24,319
DEC.'96               $30,337              $25,932                  $25,153
DEC.'97               $33,125              $28,148                  $27,235

AVERAGE ANNUAL TOTAL RETURNS* FOR THE PERIOD ENDED 12-31-97
-----------------------------------------------------------
                     1 YEAR  5 YEAR    10 YEAR  INCEPTION**
-----------------------------------------------------------
INSTITUTIONAL SHARES  8.55%   6.18%     7.73%      8.28%
CLASS A SHARES        8.28%   5.90%     7.45%      8.01%
-----------------------------------------------------------

 * Total returns include changes in share price and the reinvestment of income dividends and all capital gain distributions.

** The inception date for the Fund's performance with respect to both of the Institutional and Class A Shares is January 1, 1985. Inception for the Index begins on the month-end closest to the inception date of the Fund (or class thereof).

   Performance information includes the performance of the Tax-Exempt Bond Fund's predecessor common trust fund for periods before the Fund commenced operations. Performance for the common trust fund has been adjusted to reflect the Fund's estimate of its expense ratio for the first year of operations as a mutual fund. The common trust fund was not registered under the Investment Company Act of 1940, as amended (the "1940 Act"), or subject to certain investment restrictions that are imposed by the 1940 Act. If the common trust fund had been registered under the 1940 Act, its performance may have been adversely affected. The common trust fund did not impose any charges that correspond to the advisory and other fees of the Tax-Exempt Bond Fund. Therefore, the quoted performance figures for the common trust fund have been reduced to reflect expenses of 0.80% and 1.05%, the estimated expense ratios of the Institutional and Class A Shares of the Tax-Exempt Bond Fund, respectively, at commencement of operations.

   Performance figures represent past performance and are not a guarantee of future results. The investment return and principal value of shares will fluctuate and shares, when redeemed, may be worth more or less than the original amount invested.

   A portion of income may be subject to some state and/or local taxes and, for certain investors, a portion may be subject to the federal alternative minimum tax.

CONVERTIBLE SECURITIES FUND SUMMARY
--------------------------------------------------------------------------------

GROWTH OF A $10,000 INVESTMENT IN THE CONVERTIBLE SECURITIES FUND AND THE FIRST BOSTON CONVERTIBLE INDEX FROM INCEPTION THROUGH DECEMBER 31, 1997.


PERFORMANCE BENCHMARK:
First Boston Convertible Index - An index comprised of an unmanaged group of domestic convertible bonds and preferred stocks with a Standard & Poor's rating of B- or better and a minimum issue size of $50 million, and dollar-denominated Euroconvertibles issued by U.S. domiciled companies and having a Standard & Poor's rating of B- or better and a minimum issue size of $100 million.

INVESTMENT OBJECTIVE:
The Fund seeks to provide capital appreciation and current income by investing primarily in securities such as bonds, debentures, notes, preferred stocks or warrants that are convertible into, or provide an option to purchase, common stocks.

INVESTMENT RESULTS:
This Fund has been in existence for nine months, having been created from a Harris Trust and Savings Bank collective investment fund at the end of March. Despite a difficult market environment, the Fund performed well in 1997, outperforming both its benchmark and its Lipper peer group average. In addition, the Fund's performance exceeds its benchmark for the one-, three- and five-year periods.

                                      CHART
                                [GRAPHIC OMITTED]

Following are the plot points for the Convertible Securities Fund from inception through December 31, 1997.

                  INDEX         INSTITUTIONAL SHARES        CLASS A SHARES
JAN.'85          $10,000               $10,652                  $10,645
DEC.'85          $12,732               $12,500                  $12,464
DEC.'86          $14,988               $15,625                  $15,561
DEC.'87          $14,626               $15,186                  $15,084
DEC.'88          $16,703               $17,407                  $17,239
DEC.'89          $19,009               $19,694                  $19,548
DEC.'90          $18,536               $15,678                  $15,446
DEC.'91          $23,528               $19,934                  $19,600
DEC.'92          $26,348               $23,444                  $22,994
DEC.'93          $30,240               $26,689                  $26,103
DEC.'94          $29,583               $25,864                  $25,226
DEC.'95          $36,376               $30,824                  $30,000
DEC.'96          $40,614               $37,314                  $36,232
DEC.'97          $46,449               $44,282                  $42,870

AVERAGE ANNUAL TOTAL RETURNS* FOR THE PERIOD ENDED 12-31-97
---------------------------------------------------------------
                       1 YEAR    5 YEAR    10 YEAR  INCEPTION**
---------------------------------------------------------------
INSTITUTIONAL SHARES   18.68%    13.56%    11.30%     12.12%
CLASS A SHARES         18.32%    13.27%    11.01%     11.84%
---------------------------------------------------------------

 * Total returns include changes in share price and the reinvestment of income dividends and all capital gain distributions.

** The inception date for the Fund's performance with respect to both of the Institutional and Class A Shares is January 1, 1985. Inception for the index begins on the month-end closest to the inception date of the Fund (or class thereof).

   Performance information includes the performance of the Convertible Securities Fund's predecessor collective fund for periods before the Fund commenced operations. Performance for the collective fund has been adjusted to reflect the Fund's estimate of its expense ratio for the first year of operations as a mutual fund. The collective fund was not registered under the Investment Company Act of 1940, as amended (the "1940 Act"), or subject to certain investment restrictions that are imposed by the 1940 Act. If the collective fund had been registered under the 1940 Act, its performance may have been adversely affected. The collective fund did not impose any charges that correspond to the advisory and other fees of the Convertible Securities Fund. Therefore, the quoted performance figures for the collective fund have been reduced to reflect expenses of 0.92% and 1.17%, the estimated expense ratios of the Institutional and Class A Shares of the Convertible Securities Fund, respectively, at the inception of its operations.

   Performance figures represent past performance and are not a guarantee of future results. The investment return and principal value of shares will fluctuate and shares, when redeemed, may be worth more or less than the original amount invested.

EQUITY FUND SUMMARY
--------------------------------------------------------------------------------

GROWTH OF A $10,000 INVESTMENT IN THE EQUITY FUND AND THE S&P 500 STOCK INDEX FROM INCEPTION THROUGH DECEMBER 31, 1997.


PERFORMANCE BENCHMARK:
S&P 500 Stock Index - An index comprised of an unmanaged group of 500 widely held common stocks listed on the New York Stock Exchange, the American Stock Exchange and the over-the-counter market.

INVESTMENT OBJECTIVE:
The Fund seeks to provide capital appreciation and current income. The Fund seeks to achieve its investment objective by investing primarily in common stocks of larger capitalization companies.

INVESTMENT RESULTS:
Despite performance which lagged in the fourth quarter, 1997 was an excellent year for the Fund, with the Fund significantly outperforming both its peer group universe and finishing the year comfortably ahead of the S&P 500.
     Performance during the quarter was dampened by heightened market volatility, including the tumultuous effects of the Asian financial crisis, strong flows into U.S. stocks from mutual funds and foreign investors and a strong bond market.
     Our shareholders were rewarded in 1997 not only with strong performance, but with a five-star overall ranking for the Fund from MORNINGSTAR, INC., its highest rating for risk-adjusted performance. We believe this distinction validates our value added approach to selecting individual securities for the Fund's portfolio of investments.

Following are the plot points for the Equity Fund from inception through December 31, 1997.

                                      CHART
                                [GRAPHIC OMITTED]

                        INDEX          INSTITUTIONAL SHARES
FEB.'96                $10,000                $9,797
MAR.'96                $10,096                $9,752
JUN.'96                $10,552                $9,973
SEP.'96                $10,875                $10,365
DEC.'96                $11,785                $11,366
MAR.'97                $12,093                $11,568
JUN.'97                $14,209                $13,197
SEP.'97                $15,278                $15,268
DEC.'97                $15,717                $15,445

                                      CHART
                                [GRAPHIC OMITTED]

                        INDEX             CLASS A SHARES
FEB.'88                $10,000                $10,200
DEC.'88                $10,700                $10,823
DEC.'89                $14,069                $13,855
DEC.'90                $13,623                $12,765
DEC.'91                $17,784                $16,248
DEC.'92                $19,149                $17,578
DEC.'93                $21,061                $20,784
DEC.'94                $21,337                $20,537
DEC.'95                $29,323                $27,738
DEC.'96                $36,089                $34,437
DEC.'97                $48,129                $46,645

AVERAGE ANNUAL TOTAL RETURNS* FOR THE PERIOD ENDED 12-31-97
-----------------------------------------------------------
                          1 YEAR    5 YEAR    INCEPTION**
-----------------------------------------------------------
INSTITUTIONAL SHARES      35.89%       --       26.37%
CLASS A SHARES            35.45%    21.55%      16.91%
-----------------------------------------------------------

 * Total returns include changes in share price and the reinvestment of income dividends and all capital gain distributions.

** The inception date for the Fund's performance is February 26, 1996 with respect to the Institutional Shares, and February 26, 1988 with respect to the Class A Shares. Inception for the Index begins on the month-end closest to the inception date of the Fund (or class thereof).

   Performance figures represent past performance and are not a guarantee of future results. The investment return and principal value of shares will fluctuate and shares, when redeemed, may be worth more or less than the original amount invested.

EQUITY INCOME FUND SUMMARY
--------------------------------------------------------------------------------

GROWTH OF A $10,000 INVESTMENT IN THE EQUITY INCOME FUND AND THE S&P 500 STOCK INDEX FROM INCEPTION THROUGH DECEMBER 31, 1997.


PERFORMANCE BENCHMARK:
S&P 500 Stock Index - An index comprised of an unmanaged group of 500 widely held common stocks listed on the New York Stock Exchange, the American Stock Exchange and the over-the-counter market.

INVESTMENT OBJECTIVE:
The Fund seeks to provide current income and, secondarily, capital appreciation. The Fund seeks to achieve its investment objective by investing primarily in common stocks and convertible securities believed to offer good value, an attractive yield and dividend growth potential.

INVESTMENT RESULTS:
The Fund outperformed its Lipper universe by 400 basis points but fell short of the performance of the S&P 500 by 150 basis points. During the fourth quarter, the Fund's return was affected by an overweight in Technology issues, which underperformed during the period.
     Interest-rate-sensitive companies continue to be our primary provider of yield enhancements. Utilities staged a sizable comeback during the fourth quarter (after underperforming the market for the first three quarters), but still underperformed the S&P 500. For the year, the best performing sectors were Financial and Healthcare. Performance clearly benefited from a combination of strong issue selection and selected sector exposures.
     Since May, 1997, the Fund has continuously ranked among the top 15 performing equity income funds on a year-over-year basis in the WALL STREET JOURNAL'S "Mutual Fund Scorecard" column.

                                      CHART
                                [GRAPHIC OMITTED]

Following are the plot points for the Equity Income Fund from inception through December 31, 1997.

                    INDEX        INSTITUTIONAL SHARES         CLASS A SHARES
JAN.'94            $10,000              $10,327                   $10,326
JUN.'94            $9,658               $9,540                    $9,529
DEC.'94            $10,131              $9,957                    $9,934
JUN.'95            $12,172              $11,676                   $11,634
DEC.'95            $13,923              $13,625                   $13,559
JUN.'96            $15,342              $14,462                   $14,376
DEC.'96            $17,135              $16,071                   $15,949
JUN.'97            $20,659              $18,900                   $18,740
DEC.'97            $22,852              $21,198                   $20,978

AVERAGE ANNUAL TOTAL RETURNS* FOR THE PERIOD ENDED 12-31-97
-----------------------------------------------------------
                            1 YEAR          INCEPTION**
-----------------------------------------------------------
INSTITUTIONAL SHARES        31.90%            20.65%
CLASS A SHARES              31.53%            20.33%
-----------------------------------------------------------

 * Total returns include changes in share price and the reinvestment of income dividends and all capital gain distributions.

** The inception date for the Fund's performance with respect to both of the Institutional and Class A Shares is January 1, 1994. Inception for the Index begins on the month-end closest to the inception date of the Fund (or class thereof).

   Performance information includes the performance of the Equity Income Fund's predecessor common trust fund for periods before the Fund commenced operations. Performance for the common trust fund has been adjusted to reflect the Fund's estimate of its expense ratio for the first year of operations as a mutual fund. The common trust fund was not registered under the Investment Company Act of 1940, as amended (the "1940 Act"), or subject to certain investment restrictions that are imposed by the 1940 Act. If the common trust fund had been registered under the 1940 Act, its performance may have been adversely affected. The common trust fund did not impose any charges that correspond to the advisory and other fees of the Equity Income Fund. Therefore, the quoted performance figures for the common trust fund have been reduced to reflect expenses of 0.93% and 1.18%, the estimated expense ratios of the Institutional and Class A Shares of the Equity Income Fund, respectively, at commencement of operations.

   Performance figures represent past performance and are not a guarantee of future results. The investment return and principal value of shares will fluctuate and shares, when redeemed, may be worth more or less than the original amount invested.

GROWTH FUND SUMMARY
--------------------------------------------------------------------------------

GROWTH OF A $10,000 INVESTMENT IN THE GROWTH FUND AND THE S&P 500 STOCK INDEX FROM INCEPTION THROUGH DECEMBER 31, 1997.


PERFORMANCE BENCHMARK:
S&P 500 Stock Index - An index comprised of an unmanaged group of 500 widely held common stocks listed on the New York Stock Exchange, the American Stock Exchange and the over-the-counter market.

INVESTMENT OBJECTIVE:
The Fund seeks to provide capital appreciation and, secondarily, current income. The Fund seeks to achieve its investment objective by investing primarily in common stocks and convertible securities believed to offer above-average growth potential.

INVESTMENT RESULTS:
A very strong fourth quarter helped boost the return of this Fund for the year. During the quarter the Fund outperformed its Lipper peer group average by 260 basis points. With value-type companies being favored by the market during the quarter, the most important factor behind the enhanced return was the portfolio's emphasis on growth companies with lower price-earnings ratios. Another major factor contributing to returns was the portfolio's under-exposure to foreign earnings relative to the growth universe.

Issue selection was the major factor influencing performance of this Fund in the first quarter of 1997, while during the second quarter the Fund benefited from having a fully invested position in common stocks as well as having a favorable balance between large capitalization U.S. multinational and mid-capitalization companies. The Fund's lack of major exposure to these mid-cap companies proved to be somewhat of a drag on performance in the third quarter.

                                      CHART
                                [GRAPHIC OMITTED]

Following are the plot points for the Growth Fund from inception through December 31, 1997.

                      INDEX          INSTITUTIONAL SHARES         CLASS A SHARES
APR.'92              $10,000                $10,000                   $10,000
DEC.'92              $11,049                $10,910                   $10,893
DEC.'93              $12,153                $11,587                   $11,542
DEC.'94              $12,312                $11,581                   $11,507
DEC.'95              $16,920                $15,801                   $15,668
DEC.'96              $20,824                $20,370                   $20,149
DEC.'97              $27,771                $27,052                   $26,706

AVERAGE ANNUAL TOTAL RETURNS* FOR THE PERIOD ENDED 12-31-97
-----------------------------------------------------------
                        1 YEAR       5 YEAR     INCEPTION**
-----------------------------------------------------------
INSTITUTIONAL SHARES    32.81%       19.92%       19.01%
CLASS A SHARES          32.54%       19.64%       18.74%
-----------------------------------------------------------

 * Total returns include changes in share price and the reinvestment of income dividends and all capital gain distributions.

** The inception date for the Fund's performance with respect to both of the Institutional and Class A Shares is April 1, 1992. Inception for the Index begins on the month-end closest to the inception date of the Fund (or class thereof).

   Performance information includes the performance of the Growth Fund's predecessor common trust fund for periods before the Fund commenced operations. Performance for the common trust fund has been adjusted to reflect the Fund's estimate of its expense ratio for the first year of operations as a mutual fund. The common trust fund was not registered under the Investment Company Act of 1940, as amended (the "1940 Act"), or subject to certain investment restrictions that are imposed by the 1940 Act. If the common trust fund had been registered under the 1940 Act, its performance may have been adversely affected. The common trust fund did not impose any charges that correspond to the advisory and other fees of the Growth Fund. Therefore, the quoted performance figures for the common trust fund have been reduced to reflect expenses of 1.10% and 1.35%, the estimated expense ratios of the Institutional and Class A Shares of the Growth Fund, respectively, at commencement of operations.

   Performance figures represent past performance and are not a guarantee of future results. The investment return and principal value of shares will fluctuate and shares, when redeemed, may be worth more or less than the original amount invested.

SMALL-CAP OPPORTUNITY FUND SUMMARY
--------------------------------------------------------------------------------

GROWTH OF A $10,000 INVESTMENT IN THE SMALL-CAP OPPORTUNITY FUND AND THE RUSSELL 2000 SMALL STOCK INDEX FROM INCEPTION THROUGH DECEMBER 31, 1997.


PERFORMANCE BENCHMARK:
Russell 2000 Small Stock Index - An index of the 2,000 smallest stocks in the Russell 3000 Index. The smallest companies have a market capitalizations approximating $100 million, whereas the largest company has a market capitalization of $2.2 billion. The total adjusted market capitalization of the Russell 2000 Index was $756 billion in 1997.

INVESTMENT OBJECTIVE:
The Fund seeks to provide long term capital appreciation. The Fund seeks to achieve its investment objective by investing primarily in equity securities of smaller to medium capitalization companies.

INVESTMENT RESULTS:
The Fund finished the year on a very positive note, outperforming the Russell 2000 benchmark and its Lipper peer group. With respect to its performance relative to these peers -- other funds with similar objectives that the Fund is compared against -- the Fund outperformed its Lipper peer group average by almost 5 percent.
     Especially noteworthy during 1997 was the performance of small cap issues during the second quarter. For the first time since 1994, small cap stocks -- as measured by the Russell 2000 Index -- outperformed large cap stocks. In particular, small cap technology, producer goods and consumer durables all were up over 20% during the period. This strong performance continued into the third quarter of the year.

                                      CHART
                                [GRAPHIC OMITTED]

Following are the plot points for the Small-Cap Opportunity Fund from inception through December 31, 1997.

                     INDEX           INSTITUTIONAL SHARES        CLASS A SHARES
JAN.'85             $10,000                 $10,515                  $10,514
DEC.'85             $13,105                 $12,055                  $12,027
DEC.'86             $13,850                 $13,691                  $13,625
DEC.'87             $12,635                 $14,194                  $14,090
DEC.'88             $15,781                 $17,624                  $17,452
DEC.'89             $18,343                 $20,660                  $20,408
DEC.'90             $14,765                 $18,269                  $18,002
DEC.'91             $21,564                 $26,974                  $26,515
DEC.'92             $25,534                 $32,100                  $31,475
DEC.'93             $30,362                 $36,975                  $36,149
DEC.'94             $29,809                 $35,602                  $34,719
DEC.'95             $38,287                 $44,966                  $43,742
DEC.'96             $44,602                 $53,421                  $51,849
DEC.'97             $54,575                 $67,029                  $64,883

AVERAGE ANNUAL TOTAL RETURNS* FOR THE PERIOD ENDED 12-31-97
---------------------------------------------------------------
                       1 YEAR    5 YEAR    10 YEAR  INCEPTION**
---------------------------------------------------------------
INSTITUTIONAL SHARES   25.47%    15.86%    16.79%     15.80%
CLASS A SHARES         25.14%    15.57%    16.50%     15.51%
---------------------------------------------------------------

 * Total returns include changes in share price and the reinvestment of income dividends and all capital gain distributions.

** The inception date for the Fund's performance with respect to both of the Institutional and Class A Shares is January 1, 1985. Inception for the Index begins on the month-end closest to the inception date of the Fund (or class thereof).

   Performance information includes the performance of the Small-Cap Opportunity Fund's predecessor common trust fund for periods before the Fund commenced operations. Performance for the common trust fund has been adjusted to reflect the Fund's estimate of its expense ratio for the first year of operations as a mutual fund. The common trust fund was not registered under the Investment Company Act of 1940, as amended (the "1940 Act"), or subject to certain investment restrictions that are imposed by the 1940 Act. If the common trust fund had been registered under the 1940 Act, its performance may have been adversely affected. The common trust fund did not impose any charges that correspond to the advisory and other fees of the Small-Cap Opportunity Fund. Therefore, the quoted performance figures for the common trust fund have been reduced to reflect expenses of 1.20% and 1.45%, the estimated expense ratios of the Institutional and Class A Shares of the Small-Cap Opportunity Fund, respectively, at commencement of operations.

   Performance figures represent past performance and are not a guarantee of future results. The investment return and principal value of shares will fluctuate and shares, when redeemed, may be worth more or less than the original amount invested.

   Historically, small company stocks have been more volatile than large company stocks, U.S. Government bonds and Treasury bills.

SMALL-CAP VALUE FUND SUMMARY
--------------------------------------------------------------------------------

GROWTH OF A $10,000 INVESTMENT IN THE SMALL-CAP VALUE FUND AND THE RUSSELL 2000 SMALL STOCK INDEX FROM INCEPTION THROUGH DECEMBER 31, 1997.


PERFORMANCE BENCHMARK:
Russell 2000 Small Stock Index - An index of the 2,000 smallest stocks in the Russell 3000 Index. The smallest companies have a market capitalizations approximating $100 million, whereas the largest company has a market capitalization of $2.2 billion. The total adjusted market capitalization of the Russell 2000 Index was $756 billion in 1997.

INVESTMENT OBJECTIVE:
The Fund seeks to provide capital appreciation by investing primarily in equity securities of companies with smaller to medium capitalizations that the Portfolio Management Agent believes are conservatively valued in the marketplace.

INVESTMENT RESULTS:
This Fund was converted from a Harris Trust and Savings Bank collective investment fund on March 24, 1997. Concurrent with the conversion, the Fund adopted the Russell 2000 as its benchmark. (The Russell 2500, the benchmark that had been used by the collective investment fund since 1991, is generally not available to the public.)
     The Fund's performance for the full year comfortably exceeded its Lipper peer group average as well as its benchmark. The Fund's strong showing was attributable to its holdings in financials, utilities and consumer staples, while technology and energy lagged.
     Small stocks, have lagged the performance of large-cap stocks for more than four years through 1997. Depending upon the benchmark chosen, small-cap stocks may be 15 to 25 percent undervalued relative to larger-cap issues.

                                      CHART
                                [GRAPHIC OMITTED]

Following are the plot points for the Small-Cap Value Fund from inception through December 31, 1997.

                   INDEX           INSTITUTIONAL SHARES         CLASS A SHARES
JAN.'85           $10,000                 $11,273                   $11,270
DEC.'85           $13,105                 $13,073                   $13,051
DEC.'86           $13,850                 $15,855                   $15,785
DEC.'87           $12,635                 $16,236                   $16,120
DEC.'88           $15,781                 $19,709                   $19,506
DEC.'89           $18,343                 $22,473                   $22,205
DEC.'90           $14,765                 $18,818                   $18,536
DEC.'91           $21,564                 $26,655                   $26,208
DEC.'92           $25,534                 $31,000                   $30,388
DEC.'93           $30,362                 $35,636                   $34,850
DEC.'94           $29,809                 $34,491                   $33,651
DEC.'95           $38,287                 $43,855                   $42,663
DEC.'96           $44,602                 $50,455                   $48,977
DEC.'97           $54,575                 $65,380                   $63,223

AVERAGE ANNUAL TOTAL RETURNS* FOR THE PERIOD ENDED 12-31-97
---------------------------------------------------------------
                       1 YEAR    5 YEAR    10 YEAR  INCEPTION**
---------------------------------------------------------------
INSTITUTIONAL SHARES   29.58%    16.10%    14.95%     15.53%
CLASS A SHARES         29.09%    15.78%    14.64%     15.23%
---------------------------------------------------------------

 * Total returns include changes in share price and the reinvestment of income dividends and all capital gain distributions.

** The inception date for the Fund's performance with respect to both the Institutional and Class A Shares is January 1, 1985. Inception for the index begins on the month-end closest to the inception date of the Fund (or class thereof).

   Performance information includes the performance of the Small-Cap Value Fund's predecessor collective fund for periods before the Fund commenced operations. Performance for the collective fund has been adjusted to reflect the Fund's estimate of its expense ratio for the first year of operations as a mutual fund. The collective fund was not registered under the Investment Company Act of 1940, as amended (the "1940 Act"), or subject to certain investment restrictions that are imposed by the 1940 Act. If the collective fund had been registered under the 1940 Act, its performance may have been adversely affected. The collective fund did not impose any charges that correspond to the advisory and other fees of the Small-Cap Value Fund. Therefore, the quoted performance figures for the collective fund have been reduced to reflect expenses of 1.00% and 1.24%, the estimated expense ratios of the Institutional and Class A Shares of the Small-Cap Value Fund, respectively, at the inception of its operations.

   Performance figures represent past performances and are not a guarantee of future results. The investment return and principal value of shares will fluctuate and shares, when redeemed, may be worth more or less than the original amount invested.

   Historically, small company stocks have been more volatile than large company stocks, U.S. Government bonds and Treasury bills.

INDEX FUND SUMMARY
--------------------------------------------------------------------------------

GROWTH OF A $10,000 INVESTMENT IN THE INDEX FUND AND THE S&P 500 STOCK INDEX FROM INCEPTION THROUGH DECEMBER 31, 1997.


PERFORMANCE BENCHMARK:
S&P 500 Stock Index - An index comprised of an unmanaged group of 500 widely held common stocks listed on the New York Stock Exchange, the American Stock Exchange and the over-the-counter market.

INVESTMENT OBJECTIVE:
The Fund seeks to provide the return and risk characteristics of the S&P 500 Index, which emphasizes large capitalization companies.

INVESTMENT RESULTS:
Reflecting the strong performance of the overall market and the Standard and Poor's 500 Stock Index, the Fund posted excellent results in 1997. Once again in 1997, S&P 500 Index funds ranked highly relative to all equity funds as increased market volatility, especially in the fourth quarter, posed challenges detrimental to performance.
     As an unmanaged index, the S&P 500 Stock Index (the "Index") is constructed and its returns are calculated without subtracting any fees or operational costs. The Index Fund, an actual investment portfolio, inescapably incurs some operational and transactional costs in striving to replicate the Index. Moreover, when the S&P 500 rises a sizable percentage, as it did in this year's first half, it is more difficult to match the Index as S&P calculates the return for its index assuming dividends are available for reinvestment immediately on the "Ex date", where in the real world, cash dividends are received with a lag of 2-6 weeks, and during this period the prices of the stocks into which they shall be reinvested are moving away on the upside. Tracking error at year-end was a negative 58 basis points after expenses, but is expected to narrow significantly over time.

                                      CHART
                                [GRAPHIC OMITTED]

Following are the plot points for the Index Fund from inception through December 31, 1997.

                INDEX           INSTITUTIONAL SHARES          CLASS A SHARES
APR.'92        $10,000                 $10,028                    $10,027
DEC.'92        $11,049                 $10,730                    $10,711
DEC.'93        $12,153                 $11,750                    $11,700
DEC.'94        $12,312                 $11,841                    $11,761
DEC.'95        $16,920                 $16,218                    $16,069
DEC.'96        $20,824                 $19,902                    $19,679
DEC.'97        $27,771                 $26,427                    $26,077

AVERAGE ANNUAL TOTAL RETURNS* FOR THE PERIOD ENDED 12-31-97

-----------------------------------------------------------
                        1 YEAR       5 YEAR     INCEPTION**
-----------------------------------------------------------
INSTITUTIONAL SHARES    32.78%       19.75%       18.53%
CLASS A SHARES          32.51%       19.48%       18.25%
-----------------------------------------------------------

 * Total returns include changes in share price and the reinvestment of income dividends and all capital gain distributions.

** The inception date for the Fund's performance with respect to both of the Institutional and Class A Shares is April 1, 1992. Inception for the Index begins on the month-end closest to the inception date of the Fund (or class thereof).

   Performance information includes the performance of the Index Fund's predecessor common trust fund for periods before the Fund commenced operations. Performance for the common trust fund has been adjusted to reflect the Fund's estimate of its expense ratio for the first year of operations as a mutual fund. The common trust fund was not registered under the Investment Company Act of 1940, as amended (the "1940 Act"), or subject to certain investment restrictions that are imposed by the 1940 Act. If the common trust fund had been registered under the 1940 Act, its performance may have been adversely affected. The common trust fund did not impose any charges that correspond to the advisory and other fees of the Index Fund. Therefore, the quoted performance figures for the common trust fund have been reduced to reflect expenses of 0.45% and 0.70%, the estimated expense ratios of the Institutional and Class A Shares of the Index Fund, respectively, at commencement of operations.

   Performance figures represent past performance and are not a guarantee of future results. The investment return and principal value of shares will fluctuate and shares, when redeemed, may be worth more or less than the original amount invested.

BALANCED FUND SUMMARY
--------------------------------------------------------------------------------

GROWTH OF A $10,000 INVESTMENT IN THE BALANCED FUND, S&P 500 STOCK INDEX AND LEHMAN BROTHERS AGGREGATE BOND INDEX FROM INCEPTION THROUGH DECEMBER 31, 1997.


PERFORMANCE BENCHMARKS:
S&P 500 Stock Index - An index comprised of an unmanaged group of 500 widely held common stocks listed on the New York Stock Exchange, the American Stock Exchange and the over-the-counter market.
     Lehman Brothers Aggregate Bond Index - An index composed of the Lehman Brothers/Corporate Index and the Mortgage-Backed Securities Index including Treasury issues, agency issues, corporate bond issues and mortgage-backed securities.

INVESTMENT OBJECTIVE:
The Fund seeks to provide current income and capital appreciation by investing in a balanced portfolio of fixed income and equity securities.

INVESTMENT RESULTS:
This Fund has been in operation since the end of March, having been created from the conversion of a Collective Investment Fund.
     For the nine months the Fund was in existence, equities produced the best returns. However, in the fourth quarter fixed income securities had the strongest gains. During the fourth quarter, fixed income securities rose just under three percent, while large-cap and small-cap equity issues advanced one percent and half a percent, respectively.
     The Fund outperformed its benchmark in the quarter for two major reasons. First, the Fund had a higher exposure to bonds than its peer group; with 45 percent of the Fund invested in bonds compared to approximately 36 percent for the average balanced fund. Second, the stocks held performed well relative to comparable equity funds, especially the small-cap value issues. Equity performance for large cap issues was enhanced by favorable returns from overweighted positions in financial services and retail issues, while small cap stocks also benefited from a sizable financial exposure and good issue selection in the utility and capital goods areas.
     Outperformance earlier in the year was attributed to significant gains achieved by both the large cap and small cap equities held in the Fund. At year-end, the portfolio's equity position at 54 percent, remains near the midpoint of its 40 to 65 percent equity range, with small-cap issues overweighted relative to large-cap issues.

                                      CHART
                                [GRAPHIC OMITTED]

Following are the plot points for the Balanced Fund from inception through December 31, 1997.

            LB AGGREGATE                      INSTITUTIONAL
             BOND INDEX     S&P 500 INDEX         SHARES          CLASS A SHARES
MAR.'97        $10,000         $10,000           $9,843              $10,000
APR.'97        $10,150         $10,597           $10,000             $10,278
JUN.'97        $10,368         $11,749           $10,758             $10,909
SEP.'97        $10,714         $12,633           $11,846             $12,001
DEC.'97        $11,030         $12,996           $12,025             $12,172

AGGREGATE TOTAL RETURNS* FOR THE PERIOD ENDED 12-31-97
------------------------------------------------------
                            INCEPTION**
------------------------------------------------------
INSTITUTIONAL SHARES          20.24%
CLASS A SHARES                21.72%
------------------------------------------------------

 * Total returns include changes in share price and the reinvestment of income dividends and all capital gain distributions.

** The inception date of the Fund's Institutional Shares is March 24, 1997, and April 16, 1997 for the Class A Shares. Inception for the Index begins on the month-end closest to the inception date of the fund.

   Performance figures represent past performance and are not a guarantee of future results. The investment return and principal value of shares will fluctuate and shares, when redeemed, may be worth more or less than the original amount invested.

INTERNATIONAL FUND SUMMARY
--------------------------------------------------------------------------------

GROWTH OF A $10,000 INVESTMENT IN THE INTERNATIONAL FUND AND THE MSCI EAFE INDEX FROM INCEPTION THROUGH DECEMBER 31, 1997.


PERFORMANCE BENCHMARK:
MSCI EAFE Index - An index consisting of companies listed on the stock exchanges of Europe, Australasia and the Far East. The Index is capitalization weighted and replicates the industry composition and sampling of the large, medium and small capitalization companies of each local market.

INVESTMENT OBJECTIVE:
The Fund seeks to provide international diversification and capital appreciation. Current income is a secondary objective. The Fund seeks to achieve its investment objective by investing primarily in securities of foreign issuers.

INVESTMENT RESULTS:
The fourth quarter marked the first full quarter that Hansberger Global Investors has acted as subadviser to this Fund, having been appointed on August 6, 1997.
     The international markets generated mixed performance in 1997. Stocks rallied in many Western European countries, where the combination of favorable economic environments and improved corporate productivity led to better earnings, while Asian markets were especially weak. The fourth quarter witnessed the start of some of the worst economic downturns in recent memory for many Asian economies.
     The portfolio was overweighted in the Asian region (excluding Japan) and had exposure to several emerging market issues, which penalized returns. As a result, the Fund underperformed its Lipper International and EAFE benchmarks during the quarter.

                                      CHART
                                [GRAPHIC OMITTED]

Following are the plot points for the International Fund from inception through December 31, 1997.

                 INDEX        INSTITUTIONAL SHARES       CLASS A SHARES
JAN.'87         $10,000              $10,000                 $10,000
DEC.'87         $12,493              $11,015                 $11,006
DEC.'88         $16,065              $12,621                 $12,579
DEC.'89         $17,799              $14,115                 $14,013
DEC.'90         $13,671              $10,987                 $10,874
DEC.'91         $15,379              $12,300                 $12,154
DEC.'92         $13,557              $11,761                 $11,595
DEC.'93         $18,023              $14,655                 $14,419
DEC.'94         $19,476              $15,284                 $15,011
DEC.'95         $21,725              $15,923                 $15,593
DEC.'96         $23,107              $16,737                 $16,354
DEC.'97         $23,583              $15,923                 $15,502

AVERAGE ANNUAL TOTAL RETURNS* FOR THE PERIOD ENDED 12-31-97
---------------------------------------------------------------
                       1 YEAR    5 YEAR    10 YEAR  INCEPTION**
---------------------------------------------------------------
INSTITUTIONAL SHARES   -4.87%     6.25%     3.75%      4.35%
CLASS A SHARES         -5.21%     5.98%     3.48%      4.09%
---------------------------------------------------------------

 * Total returns include changes in share price and the reinvestment of income dividends and all capital gain distributions.

** The inception date for the Fund's performance with respect to both of the Institutional and Class A Shares is January 1, 1987. Inception for the Index begins on the month-end closest to the inception date of the Fund (or class thereof).

   Performance information includes the performance of the International Fund's predecessor common trust fund for periods before the Fund commenced operations. Performance for the common trust fund has been adjusted to reflect the Fund's estimate of its expense ratio for the first year of operations as a mutual fund. The common trust fund was not registered under the Investment Company Act of 1940, as amended (the "1940 Act"), or subject to certain investment restrictions that are imposed by the 1940 Act. If the common trust fund had been registered under the 1940 Act, its performance may have been adversely affected. The common trust fund did not impose any charges that correspond to the advisory and other fees of the International Fund. Therefore, the quoted performance figures for the common trust fund have been reduced to reflect expenses of 1.40% and 1.65%, the estimated expense ratios of the Institutional and Class A Shares of the International Fund, respectively, at commencement of operations.

   Performance figures represent past performance and are not a guarantee of future results. The investment return and principal value of shares will fluctuate and shares, when redeemed, may be worth more or less than the original amount invested.

   International investing, especially in emerging markets, poses greater potential risks as well as rewards when compared to U.S. investing, as a result of market and currency fluctuations caused by political and financial factors abroad.

EMERGING MARKETS SUMMARY
--------------------------------------------------------------------------------

GROWTH OF A $10,000 INVESTMENT IN THE EMERGING MARKETS FUND AND THE MSCI EMERGING MARKETS INDEX FROM INCEPTION THROUGH DECEMBER 31, 1997.

PERFORMANCE BENCHMARK:
The MSCI Emerging Market Index -- An index that measures performance for a universe of emerging markets. The emerging markets as defined by MSCI share some of the following characteristics:
 1) Gross National Product substantially below the average for developed economies, which is consistent with the World Bank's classification criteria.
 2) Greater government regulation limiting or banning foreign ownership in industries and companies than that which prevails in developed markets.
 3) Less sophisticated regulatory environment, trading hours, or back office operations.
 4) Restrictions on repatriation of initial capital, dividends, interest and/or capital gains.
 5) Greater perceived risk than in developed markets.
 6) A general perception by the investment community that the country should be considered emerging.

INVESTMENT OBJECTIVE:
The Fund seeks to provide capital appreciation by investing primarily in a diversified portfolio of publicly traded equity securities of companies located in emerging markets.

INVESTMENT RESULTS:
This Fund commenced operations on October 21, 1997. Hansberger Global Investors was appointed the investment subadviser.
     Because the Fund was invested entirely in cash at its inception, Hansberger immediately set about the task of deploying assets. The fourth quarter witnessed the start of some of the worst economic downturns in recent memory for many Asian countries. Although the problems in each country varied, the spark that started the crisis in each country was the sudden loss in confidence in the value of local currencies. More fundamentally, the countries' woes tended to be based on an over-reliance on inexpensive foreign capital.
     The Fund performed in line with its benchmark for the short time period of the Fund's existence. The Fund ended the year with investments in 28 countries.

                                      CHART
                                [GRAPHIC OMITTED]

Following are the plot points for the Emerging Markets Fund from inception through December 31, 1997.

                 INDEX        INSTITUTIONAL SHARES        CLASS A SHARES
OCT.'97         $10,000              $9,340                   $9,340
NOV.'97         $9,616               $8,590                   $8,580
DEC.'97         $9,768               $8,550                   $8,540

AGGREGATE TOTAL RETURNS* FOR THE PERIOD ENDED 12-31-97
------------------------------------------------------
                            INCEPTION**
------------------------------------------------------
INSTITUTIONAL SHARES          -14.50%
CLASS A SHARES                -14.60%
------------------------------------------------------


 * Total returns include changes in share price and the reinvestment of income dividends and all capital gain distributions.

** The inception date for the Fund's performance is October 21, 1997.
   Inception for the Index begins on the month-end closest to the inception date of the Fund.

   Performance figures represent past performance and are not a guarantee of future results. The investment return and principal value of shares will fluctuate and shares, when redeemed, may be worth more or less than the original amount invested.

   International investing, especially in emerging markets, poses greater potential risks as well as rewards when compared to U.S. investing, as a result of market and currency fluctuations caused by political and financial factors abroad.

                                 TAX INFORMATION

                               FIXED INCOME FUNDS

     For the year ended December 31, 1997, the following Harris Insight Portfolios declared dividends from net realized capital gains:

                                                   SHORT-TERM CAPITAL             LONG-TERM CAPITAL
                                                    GAIN, PER SHARE                GAIN, PER SHARE
                                                ------------------------         -------------------
                                                07/29/97        12/18/97         12/18/97       %(1)
                                                --------        --------         --------       ----
     Bond Fund ..............................   $0.0103         $0.1029          $0.0412         9%
     Intermediate Government Bond Fund ......        --          0.0413               --         --
     Intermediate Tax-Exempt Fund ...........    0.0068              --           0.0428         0%
     Tax-Exempt Fund ........................    0.0113          0.0275           0.0821        31%
     Convertible Securities Fund ............        --          1.3644           2.4025        46%

     (1) Percentage of distribution attributable to "28 Percent Rate Gains"

                                  EQUITY FUNDS

     For the year ended December 31, 1997, the following Harris Insight Portfolios declared dividends from net realized capital gains:

                                                SHORT-TERM CAPITAL                  LONG-TERM CAPITAL
                                                  GAIN, PER SHARE                    GAIN, PER SHARE
                                               --------------------    ---------------------------------------------
                                               07/29/97    12/18/97    07/29/97      %(1)      12/18/97       %(1)
                                               --------    --------    --------     -------    --------      -------
     Equity Fund ............................   $0.1004    $0.3808      $0.6506      100%      $1.9967         51%
     Equity Income Fund .....................        --     0.1654       0.1756      100%       1.1231         45%
     Growth Fund ............................    0.0134         --       0.5461      100%       1.4860         25%
     Small-Cap Opportunity Fund .............        --     0.0378       0.2138      100%       1.4180         34%
     Small-Cap Value Fund ...................        --     0.8274           --        --       1.9166         20%
     Index Fund .............................    0.0105     0.0338       0.1070      100%       0.5575          2%
     International Fund .....................    0.0028     0.1837           --      100%       1.0765          1%

     (1) Percentage of distribution attributable to "28 Percent Rate Gains"

     FOR CORPORATE SHAREHOLDERS ONLY:

     The percentage of dividends from net investment income declared for the year ended December 31, 1997, which qualify for the corporate dividends received deduction is as follows:

     Equity Fund ......................................................  100%
     Equity Income Fund ...............................................  100%
     Growth Fund ......................................................  100%
     Small-Cap Opportunity Fund .......................................  100%
     Small-Cap Value Fund .............................................  100%
     Index Fund .......................................................  100%

     FOR SHAREHOLDERS OF INTERNATIONAL FUND ONLY:

     For the year ended December 31, 1997, the International Fund distributed $1,246,333 of foreign source income on which the Fund paid foreign taxes of $347,466. This information is being furnished to you pursuant to notice requirements of Sections 853 (a) and 855 (d) of the Internal Revenue Code, as amended, and the Treasury Regulations thereunder.

                      [THIS PAGE INTENTIONALLY LEFT BLANK.]

                              HARRIS INSIGHT FUNDS
                          GOVERNMENT MONEY MARKET FUND
                             STATEMENT OF NET ASSETS
                                DECEMBER 31, 1997
--------------------------------------------------------------------------------
 ANNUALIZED                           PAR
 YIELD/RATE               MATURITY   (000)    VALUE(DAGGER)
------------              --------  --------  ------------
AGENCY OBLIGATIONS -- 33.4%
FEDERAL FARM CREDIT BANK -- 3.2%
   5.900%                 04/01/98  $10,000  $  9,995,730
                                             ------------
FEDERAL HOME LOAN BANK -- 8.0%
   5.810%                 11/04/98   10,000     9,995,072
   5.825%                 12/17/98   15,000    14,994,387
                                             ------------
                                               24,989,459
                                             ------------
FEDERAL HOME LOAN MORTGAGE CORP. -- 4.8%
   5.690%                 01/30/98   15,000    14,931,246
                                             ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 6.5%
   5.700%                 01/21/98   10,345    10,312,242
   5.890%                 05/21/98   10,000     9,996,664
                                             ------------
                                               20,308,906
                                             ------------
STUDENT LOAN MARKETING ASSOCIATION-- 10.9%
   5.860%                 06/10/98    5,000     4,997,217
   5.600%                 08/11/98    9,000     8,988,461
   5.775%                 09/09/98   10,000     9,995,448
   5.820%                 09/16/98   10,000     9,996,739
                                             ------------
                                               33,977,865
                                             ------------
TOTAL AGENCY OBLIGATIONS
   (Cost $104,203,206)                        104,203,206
                                             ------------
VARIABLE RATE OBLIGATIONS(DOUBLE DAGGER) -- 36.0%
FEDERAL HOME LOAN BANK -- 14.5%
   5.790%                 01/02/98*  11,000    11,011,098
   5.736%                 01/20/98*  10,000     9,994,394
   5.741%                 01/20/98*  15,000    14,993,199
   5.788%                 03/04/98*   9,000     8,999,259
                                             ------------
                                               44,997,950
                                             ------------
FEDERAL HOME LOAN MORTGAGE CORP. -- 4.8%
   5.580%                 01/02/98*  15,000    14,998,236
                                             ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 5.5%
   5.590%                 01/01/98*  11,000    10,999,785
   5.504%                 01/06/98*   6,000     6,000,000
                                             ------------
                                               16,999,785
                                             ------------
STUDENT LOAN MARKETING ASSOCIATION-- 11.2%
   5.619%                 01/06/98*  10,000     9,998,605
   5.639%                 01/06/98*  10,000    10,000,888
   5.689%                 01/06/98*  15,000    15,000,000
                                             ------------
                                               34,999,493
                                             ------------
TOTAL VARIABLE RATE OBLIGATIONS
   (Cost $111,995,464)                        111,995,464
                                             ------------
U.S. TREASURY OBLIGATIONS -- 3.2%
U.S. Treasury Notes
   (Cost $10,018,673)
   7.250%                 02/15/98   10,000    10,018,673
                                             ------------



 ANNUALIZED                           PAR
 YIELD/RATE               MATURITY   (000)    VALUE(DAGGER)
------------              --------  --------  ------------
REPURCHASE AGREEMENTS -- 27.3%
HSBC Securities, Inc.,
  6.000%
  Agreement dated 12/31/97,
  proceeds at maturity
  $23,183,725 (Collateralized by
  $23,880,000 FNMA 0.00%,
  due 02/26/98. The market
  value is $23,641,200.)  01/02/98  $23,176  $ 23,176,000
Lehman Brothers, Inc.
  6.700%
  Agreement dated 12/31/97,
  proceeds at maturity
  $62,023,078 (Collateralized by
  $170,838,381 FHLMC,
  FNMA and FMGC 7.000% to
  12.500%, due from 11/01/04
  to 01/01/25. The market
  value is $63,233,666.)  01/02/98   62,000    62,000,000
                                             ------------
TOTAL REPURCHASE AGREEMENTS
   (Cost $85,176,000)                          85,176,000
                                             ------------
TOTAL INVESTMENTS -- 99.9%
   (Cost $311,393,343)                        311,393,343
                                             ------------
OTHER ASSETS IN EXCESS OF
   LIABILITIES-- 0.1%                             170,517
                                             ------------
NET ASSETS -- 100.0%
Applicable to 63,970,381 and 247,593,551
   shares outstanding of Institutional Class
   and Class A, respectively, $.001 par value;
   1.5 billion authorized shares (Note 9)    $311,563,860
                                             ============
NET ASSET VALUE, OFFERING PRICE AND
  REDEMPTION PRICE PER SHARE
  EACH FOR INSTITUTIONAL CLASS AND
  CLASS A SHARES                                    $1.00
                                                    =====
----------
(DAGGER) See Note 2a to the Financial Statements.
(DOUBLE DAGGER) Rate in effect on 12/31/97.
* Date of next interest rate reset.


                       See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS
                                MONEY MARKET FUND
                             STATEMENT OF NET ASSETS
                                DECEMBER 31, 1997
--------------------------------------------------------------------------------
 ANNUALIZED                           PAR
 YIELD/RATE               MATURITY   (000)    VALUE(DAGGER)
------------              --------  --------  ------------
ASSET-BACKED SECURITIES -- 8.9%
Americredit Automobile Receivables Trust
   5.660%                 01/30/98 $ 16,319 $  16,318,708
Arcadia Automobile Receivables Trust
   5.650%                 03/16/98   11,210    11,209,608
   5.888%                 01/15/99   15,000    15,000,000
Barnett Auto Trust
   5.654%                 01/16/98    5,910     5,910,021
Caterpillar Financial Asset Trust
   5.723%                 01/16/98    3,109     3,109,238
Contimortgage Home Equity Loan Trust
   5.906%                 01/15/99    7,840     7,840,000
Green Tree Lease Finance
   5.906%                 01/20/99   15,000    15,000,000
Heller Equipment Asset Receivables Trust
   5.733%                 02/22/98    5,287     5,286,563
The Money Store Auto Grantor Trust
   5.690%                 02/22/98   12,840    12,839,877
WFS Financial Owner Trust
   5.710%                 02/22/98   26,268    26,267,651
World Financial Properties
   6.030%                 01/08/98   32,665    32,665,130
                                            -------------
TOTAL ASSET-BACKED SECURITIES
   (Cost $151,446,796)                        151,446,796
                                            -------------
CERTIFICATES OF DEPOSIT -- 7.5%
Bankers Trust Co.
   6.220%                 04/02/98   39,000    38,997,219
   6.000%                 12/10/98    9,745     9,745,000
Societe Generale
   6.100%                 03/25/98   15,000    14,999,023
   5.960%                 10/21/98   43,690    43,676,592
Sumitomo Bank
   5.650%                 01/06/98   20,000    20,000,000
                                            -------------
TOTAL CERTIFICATES OF DEPOSIT
   (Cost $127,417,834)                       127,417,834
                                            -------------
COMMERCIAL PAPER -- 34.1%
Autoliv, Inc.
   6.000%                 01/16/98   10,000     9,975,000
Cooper Industries, Inc.
   6.450%                 01/05/98   10,000     9,992,833
CXC, Inc.
   5.870%                 01/06/98   70,000    69,942,931
   5.880%                 01/14/98    5,000     4,989,383
Ford Motor Credit Corp.
   5.700%                 01/14/98   75,000    74,845,625
General Electric Capital Corp.
   5.870%                 01/21/98   45,000    44,853,250
Goldman, Sachs & Co.
   5.850%                 01/28/98   60,000    59,736,750
Heller Financial, Inc.
   5.650%                 01/14/98   43,500    43,411,248
Household Finance Corp.
   5.900%                 01/16/98   25,000    24,938,542
Merrill Lynch & Co., Inc.
   5.710%                 01/14/98   45,000    44,907,213



 ANNUALIZED                           PAR
 YIELD/RATE               MATURITY   (000)    VALUE(DAGGER)
------------              --------  --------  ------------
COMMERCIAL PAPER (CONTINUED)
Oakland, Alameda County, California
   5.940%                 01/21/98 $ 20,100 $  20,100,000
Salomon, Inc.
   6.000%                 01/02/98   30,000    29,995,000
Sheffield Receivables Corp.
   5.750%                 01/14/98   30,000    29,937,708
   5.900%                 01/16/98   40,000    39,901,667
Transamerica Financial Corp.
   5.710%                 01/14/98   73,500    73,348,447
                                            -------------
TOTAL COMMERCIAL PAPER
   (Cost $580,875,597)                       580,875,597
                                            -------------
CORPORATE BONDS -- 15.7%
Associates Corp. of North America
   7.300%                 03/15/98    3,000     3,005,857
   6.500%                 09/09/98   19,000    19,087,147
BankBoston Bank Note
   5.905%                 08/06/98   50,000    50,000,000
Bankers Trust Co.
   5.910%                 08/07/98   10,000     9,994,805
Beta Finance
   5.850%                 08/07/98   25,000    25,000,000
   6.000%                 10/27/98   43,000    43,000,000
Chrysler Financial Corp.
   7.310%                 03/24/98    4,705     4,717,140
General Motors Acceptance Corp.
   5.875%                 03/30/98    8,000     7,992,499
GTE Corp.
   8.850%                 03/01/98   18,000    18,084,227
Heller Financial, Inc.
   9.375%                 03/15/98    9,700     9,760,172
International Lease Finance Corp.
   5.625%                 03/01/98    3,350     3,347,546
PHH Corp.
   5.985%                 08/12/98   16,200    16,198,614
Racers QHEL Series 1997, Class A-2
   5.831%                 01/08/98   33,000    32,997,979
Salomon, Inc.
   6.700%                 12/01/98   25,200    25,343,046
                                            -------------
TOTAL CORPORATE BONDS
   (Cost $268,529,032)                        268,529,032
                                            -------------
VARIABLE RATE OBLIGATIONS(DOUBLE DAGGER) -- 27.7%
Bank One Dayton
   5.510%                 01/01/98*  32,000    31,997,756
Bankers Trust Co.
   5.690%                 01/01/98*  10,000     9,998,515
Banque Nationale de Paris
   5.650%                 04/28/98   42,000    41,993,484
   5.904%                 10/21/98   30,000    30,000,000
CIT Group Holdings, Inc.
   5.600%                 01/02/98*  28,000    27,992,688
Compagnie Bancaire
   6.029%                 10/23/98   50,000    50,000,000


                       See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS
                                MONEY MARKET FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 1997
--------------------------------------------------------------------------------
 ANNUALIZED                           PAR
 YIELD/RATE               MATURITY   (000)    VALUE(DAGGER)
------------              --------  --------  ------------
VARIABLE RATE OBLIGATIONS(DOUBLE DAGGER) (CONTINUED)
Federal Home Loan Bank
   5.790%                 01/01/98* $ 6,000 $   6,005,993
   5.900%                 04/28/98*  12,500    12,505,552
Federal National Mortgage Association
   5.504%                 01/06/98*  10,000    10,000,000
General American Insurance Co.
   5.890%                 01/01/98*  30,000    30,000,000
Household Finance Corp.
   6.070%                 01/02/98*  50,000    50,000,000
Kansas Electric Power Co.
   6.000%                 01/07/98*  10,000    10,000,000
Lehman Brothers Holdings, Inc.
   6.011%                 01/13/98*  35,000    35,000,000
   6.169%                 01/27/98*   3,000     3,000,725
   6.763%                 03/27/98   10,000    10,016,750
Main Place Funding Corp.
   5.898%                 01/26/98*  21,500    21,521,638
PHH Corp.
   6.000%                 01/12/98*  10,000    10,000,000
Salomon, Inc.
   5.873%                 01/20/98*  22,000    22,000,000
Sanwa Business Credit Corp.
   6.059%                 10/07/98   20,000    20,000,000
Student Loan Marketing Association
   5.639%                 01/06/98*  10,000    10,000,890
Transamerica Funding Agreement
   5.906%                 01/15/98*  30,000    30,000,000
                                            -------------
TOTAL VARIABLE RATE OBLIGATIONS
   (Cost $472,033,991)                       472,033,991
                                            -------------
TIME DEPOSITS -- 4.4%
First Chicago Corp.
  (Cost $75,000,000)
   6.375%                 01/02/98  75,000    75,000,000
                                            -------------
REPURCHASE AGREEMENTS -- 1.5%
Lehman Brothers, Inc.
   5.750%
   Agreement dated 12/31/97,
   proceeds at maturity
   $26,008,306 (Collateralized
   by $41,681,145 FHLMC
   and FNMA 7.000% to 8.500%,
   due from 03/01/17 to
   07/01/22. The market value
   is $26,520,131.)
   (Cost $26,000,000)     01/02/98   26,000    26,000,000
                                            -------------



                                     SHARES   VALUE(DAGGER)
                                     ------  ------------
TEMPORARY INVESTMENTS -- 0.0%
Dreyfus Cash Management Plus, Inc.
  Class A Shares                    368,550 $      368,550
Goldman Sachs Financial Square
  Money Market Portfolio                520            520
Lehman Prime Money Market Fund
  Class A Shares                          3              3
                                            --------------
TOTAL TEMPORARY INVESTMENTS
   (Cost $369,073)                                 369,073
                                            --------------
TOTAL INVESTMENTS -- 99.8%
   (Cost $1,701,672,323)                     1,701,672,323
                                            --------------
OTHER ASSETS IN EXCESS OF
   LIABILITIES-- 0.2%                            4,222,940
                                            --------------
NET ASSETS -- 100.0%
Applicable to 1,028,087,244 and
  677,802,202 shares outstanding of
  Institutional Class and Class A,
  respectively, $.001 par value;
   2.35 billion authorized shares (Note 9)  $1,705,895,263
                                            ==============
NET ASSET VALUE, OFFERING PRICE AND
  REDEMPTION PRICE PER SHARE
  EACH FOR INSTITUTIONAL CLASS AND
  CLASS A SHARES                                    $1.00
                                                    =====
----------
(DAGGER) See Note 2a to the Financial Statements.
(DOUBLE DAGGER)   Rate in effect on 12/31/97.
* Date of next interest rate reset.


                       See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS
                          TAX-EXEMPT MONEY MARKET FUND
                             STATEMENT OF NET ASSETS
                                DECEMBER 31, 1997
--------------------------------------------------------------------------------
 ANNUALIZED                           PAR
 YIELD/RATE               MATURITY   (000)    VALUE(DAGGER)
------------              --------  --------  ------------
MUNICIPAL BONDS -- 99.4%
ALABAMA -- 0.2%
Chatom, Alabama, Industrial Development
  Board Pollution Control Revenue Bonds
  (Alabama Electric) TECP
   3.750%                 02/13/98  $ 1,200   $ 1,200,000
                                              -----------
ALASKA -- 3.4%
Anchorage, Alaska, Electric Utility
  Revenue Bonds Series 1996D VR
   3.700%                 01/07/98    1,500     1,500,000
Valdez, Alaska, Marine Terminal Revenue
  Bonds (Arco Transportation Project)
  Series A TECP
   3.700%                 02/12/98    1,000     1,000,000
Valdez, Alaska, Marine Terminal Revenue
  Bonds (Arco Transportation Project)
  Series C TECP
   3.900%                 01/15/98    7,000     7,000,000
   3.750%                 02/06/98    6,500     6,500,000
   3.800%                 02/13/98    6,000     6,000,000
   3.900%                 03/09/98    2,600     2,600,000
                                              -----------
                                               24,600,000
                                              -----------
ARIZONA -- 9.0%
Apache County, Arizona, Industrial
  Development Authority Pollution Control
  Revenue Bonds (Tucson Electric
  Power Co. Project) Series B VR
   4.050%                 01/07/98   17,000    17,000,000
Apache County, Arizona, Industrial
  Development Authority Revenue Bonds
  (Tucson Electric Power Co.)
  Series 1983C VR
   3.800%                 01/07/98   10,550    10,550,000
Maricopa County, Arizona, Pollution
  Control Revenue Bonds (Arizona Public
  Service Co.) Series 1994B VR
   4.950%                 01/01/98    1,000     1,000,000
Maricopa County, Arizona, Pollution
  Control Revenue Bonds TECP
   3.650%                 02/24/98    6,450     6,450,000
Salt River, Arizona, Agricultural Improvement
  & Power District Project TECP
   3.850%                 01/21/98   15,800    15,800,000
   3.800%                 02/18/98   12,000    12,000,000
   3.750%                 05/14/98    2,100     2,100,000
                                             ------------
                                              64,900,000
                                             ------------
CALIFORNIA -- 3.2%
California Community College Financing
  Authority TRANS Series A
   4.500%                 06/30/98    5,425     5,441,740
Los Angeles County, California, TRANS
  Series A
   4.500%                 06/30/98    3,600     3,611,102
Riverside County, California, TRANS Series A
   4.500%                 06/30/98   14,000    14,036,485
                                              -----------
                                               23,089,327
                                              -----------



 ANNUALIZED                           PAR
 YIELD/RATE               MATURITY   (000)    VALUE(DAGGER)
------------              --------  --------  ------------
MUNICIPAL BONDS (CONTINUED)
COLORADO -- 0.3%
Platte River Power Authority TECP
   3.800%                 02/17/98  $ 2,000   $ 2,000,000
                                              -----------
CONNECTICUT -- 0.3%
Connecticut State Special Assessment
  Unemployment Compensation
  Advance Fund Revenue Bonds
  (Connecticut Unemployment Project)
  Series 1993C PS
   3.900%                 07/01/98    2,000     2,000,000
                                              -----------
DISTRICT OF COLUMBIA -- 3.3%
District of Columbia General Obligation
  Notes VR
   3.850%                 01/07/98   14,000    14,000,000
District of Columbia Supplemental
  Student Loan Revenue Bonds
  Series 1985 PS
   4.100%                 07/01/98    3,000     3,001,443
District of Columbia TRANS Series A VR
   4.000%                 01/07/98    4,700     4,700,000
District of Columbia TRANS Series B
   4.500%                 09/30/98    2,000     2,009,027
                                              -----------
                                               23,710,470
                                              -----------
FLORIDA -- 3.7%
City of Orlando, Florida, TECP
   3.850%                 01/12/98    2,000     2,000,000
Gainesville, Florida, Utility System TECP
   3.750%                 01/15/98    2,000     2,000,000
Jacksonville, Florida, Electric Authority TECP
   3.750%                 01/16/98    5,000     5,000,000
   3.600%                 02/03/98    1,300     1,300,000
Jacksonville, Florida, Pollution Control
  Revenue Refunding Bonds (Florida
  Power & Light Co.) Series 1992
   3.700%                 03/05/98    1,000     1,000,000
Sunshine State GFC TECP
   3.750%                 01/15/98    6,000     6,000,000
   3.700%                 02/17/98    5,000     5,000,000
   3.800%                 02/23/98    4,000     4,000,000
                                              -----------
                                               26,300,000
                                              -----------
GEORGIA -- 1.1%
Burke County, Georgia, Development
  Authority Pollution Control Revenue
  Bonds (Oglethorpe Power Corp.
  Vogtle Project) Series B
   3.800%                 05/28/98    4,000     4,000,000
Georgia Municipal Electric Authority
  Revenue Bonds TECP
   3.650%                 02/03/98    1,900     1,900,000
Georgia Municipal Electric Authority
  Revenue Bonds VR
   3.850%                 01/07/98    1,900     1,900,000
                                              -----------
                                                7,800,000
                                              -----------


                       See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS
                          TAX-EXEMPT MONEY MARKET FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 1997
--------------------------------------------------------------------------------
 ANNUALIZED                           PAR
 YIELD/RATE               MATURITY   (000)    VALUE(DAGGER)
------------              --------  --------  ------------
MUNICIPAL BONDS (CONTINUED)
HAWAII -- 2.5%
City & County of Honolulu, Hawaii TECP
   3.800%                 01/13/98  $ 4,000   $ 4,000,000
   3.700%                 02/06/98    3,000     3,000,000
   3.700%                 02/11/98    4,800     4,800,000
   3.750%                 03/11/98    6,000     6,000,000
                                              -----------
                                               17,800,000
                                              -----------
IDAHO -- 1.0%
State of Idaho TANS
   4.625%                 06/30/98    7,500     7,526,518
                                              -----------
ILLINOIS -- 3.2%
Chicago, Illinois, Park District TANS
   4.750%                 09/21/98    5,000     5,030,717
Cook County, Illinois, Revenue Bonds
  (Catholic Charities) VR
   4.000%                 01/07/98    8,300     8,300,000
Illinois Health Facilities Authority Revenue
  Bonds (Loyola University) Series B VR
   3.650%                 01/07/98    8,000     8,000,000
Peoria & Marshall Counties, Illinois,
  Community Unit School
  District No. 321 TANS
   4.350%                 11/02/98    2,000     2,002,942
                                              -----------
                                               23,333,659
                                              -----------
INDIANA -- 3.5%
Indiana Health Facilities Finance Authority
  Hospital Revenue Bonds (Charity Group)
  Series 1997F VR
   3.650%                 01/07/98    8,000     8,000,000
Rockport, Indiana, Pollution Control
  Revenue Bonds (Indiana & Michigan
  Power Co.) Series 1985A VR
   3.850%                 01/07/98    3,845     3,845,000
Rockport, Indiana, Pollution Control
  Revenue Refunding Bonds (Indiana &
  Michigan Power Co. Project)
  Series B VR
   3.700%                 01/07/98   13,000    13,000,000
                                              -----------
                                               24,845,000
                                              -----------
IOWA -- 0.2%
Polk County, Iowa, Hospital Equipment
  Authority Revenue Bonds VR
   3.800%                 01/07/98    1,530     1,530,000
                                               -----------
KANSAS -- 5.4%
Burlington, Kansas, Pollution Control
  Revenue Bonds TECP
   3.800%                 02/26/98    2,000     2,000,000
Burlington, Kansas, Pollution Control
  Revenue Bonds (Kansas City Power &
  Light) Series 1985B TECP
   3.800%                 02/05/98    3,200     3,200,000
   3.850%                 03/09/98    8,300     8,300,000
   3.850%                 03/10/98    2,500     2,500,000



 ANNUALIZED                           PAR
 YIELD/RATE               MATURITY   (000)    VALUE(DAGGER)
------------              --------  --------  ------------
MUNICIPAL BONDS (CONTINUED)
KANSAS (CONTINUED)
Burlington, Kansas, Pollution Control
  Revenue Bonds (Kansas City Power &
  Light) Series A TECP
   3.650%                 02/06/98  $ 2,500   $ 2,500,000
   3.800%                 03/10/98    2,300     2,300,000
   3.850%                 03/10/98    7,000     7,000,000
Burlington, Kansas, Pollution Control
  Revenue Bonds (Kansas City Power &
  Light) Series B TECP
   3.800%                 02/17/98    1,250     1,250,000
   3.650%                 03/02/98    3,600     3,600,000
Kansas State Department of Transportation
  Highway Revenue Bonds Series B VR
   3.600%                 01/07/98    6,400     6,400,000
                                              -----------
                                               39,050,000
                                              -----------
KENTUCKY -- 1.8%
Clark County, Kentucky, Pollution Control
  Revenue Bonds (East Kentucky Power)
  Series J-2 PS
   3.700%                 04/15/98    2,500     2,500,000
Kentucky Economic Development Finance
  Authority Hospital Facilities Revenue
  Bonds (Baptist Healthcare System) VR
   3.650%                 01/07/98   10,600    10,600,000
                                              -----------
                                               13,100,000
                                              -----------
LOUISIANA -- 3.1%
Caddo Parish, Louisiana, Industrial
  Development Board Revenue Bonds
  (Atlas Project) Series B VR
   3.850%                 01/07/98    5,500     5,500,000
Jefferson Parish, Louisiana, Hospital
  Service District No. 2 Revenue Bonds
  (East Jefferson General Hospital) VR
   3.800%                 01/07/98    8,600     8,600,000
West Baton Rouge Parish, Louisiana, TECP
   3.800%                 02/25/98    4,000     4,000,000
West Baton Rouge Parish, Louisiana,
  Industrial District No. 3 Revenue Bonds
  (Dow Chemical Co. Project) Series B VR
   5.050%                 01/01/98    4,000     4,000,000
                                              -----------
                                               22,100,000
                                              -----------
MARYLAND -- 4.8%
Anne Arundel County, Maryland, TECP
   3.850%                 01/06/98    8,700     8,700,000
   3.800%                 02/05/98    1,500     1,500,000
   3.750%                 02/10/98    2,500     2,500,000
Maryland Health & Higher Education
  Series C TECP
   3.800%                 01/21/98    7,950     7,950,000
Montgomery County, Maryland, TECP
   3.750%                 02/09/98    6,000     6,000,000
   3.750%                 02/11/98    8,000     8,000,000
                                              -----------
                                               34,650,000
                                              -----------


                       See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS
                          TAX-EXEMPT MONEY MARKET FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 1997
--------------------------------------------------------------------------------
 ANNUALIZED                           PAR
 YIELD/RATE               MATURITY   (000)    VALUE(DAGGER)
------------              --------  --------  ------------
MUNICIPAL BONDS (CONTINUED)
MICHIGAN -- 2.1%
Michigan State Hospital Finance Authority
  Revenue Bonds Series 1997F VR
   3.650%                 01/07/98  $ 5,000   $ 5,000,000
Oakland County, Michigan, Economic
  Development Corp. Limited Obligation
  Revenue Bonds (Cranbrook Educational
  Community) Series A VR
   4.150%                 01/07/98    2,000     2,000,000
Rochester, Michigan, Community School
  District State Aid General
  Obligation Notes
   4.000%                 04/15/98    7,900     7,904,394
                                              -----------
                                               14,904,394
                                              -----------
MINNESOTA -- 1.3%
Rochester, Minnesota, Health Care
  Facilities Revenue Bonds (Mayo
  Foundation/Mayo Medical Center)
  Series C TECP
   3.800%                 02/19/98    5,500     5,500,000
Rochester, Minnesota, Health Care
  Facilities Revenue Bonds (Mayo
  Foundation/Mayo Medical Center)
  Series F TECP
   3.700%                 01/14/98    4,000     4,000,000
                                              -----------
                                                9,500,000
                                              -----------
MISSOURI -- 2.7%
Missouri State Health & Educational
  Facilities Authority Revenue Bonds
  (Washington University) Series B VR
   5.000%                 01/01/98    5,400     5,400,000
Missouri State Health & Educational
  Facilities Authority Revenue Bonds
  (Washington University)
  Series 1996A VR
   5.000%                 01/01/98    3,800     3,800,000
St. Louis County, Missouri, Industrial
  Development Authority Hospital
  Revenue Bonds (Charity Obligation
  Group) Series E VR
   3.900%                 01/07/98   10,000    10,000,000
                                              -----------
                                               19,200,000
                                              -----------
MONTANA -- 0.2%
Forsyth, Montana, Pollution Control
  Revenue Bonds (Portland General
  Electric Co. Project) Series 1983A VR
   3.650%                 01/07/98    1,200     1,200,000
                                              -----------



 ANNUALIZED                           PAR
 YIELD/RATE               MATURITY   (000)    VALUE(DAGGER)
------------              --------  --------  ------------
MUNICIPAL BONDS (CONTINUED)
NEBRASKA -- 2.8%
City of Lincoln, Nebraska,
Electric System TECP
   3.750%                 02/10/98  $ 6,300   $ 6,300,000
   3.850%                 03/06/98    4,100     4,100,000
   3.800%                 03/09/98    1,800     1,800,000
   3.800%                 03/11/98    2,200     2,200,000
   3.750%                 05/15/98    5,000     5,000,000
Nebraska Educational Facilities
  Authority Revenue Bonds VR
   4.050%                 01/07/98    1,000     1,000,000
                                              -----------
                                               20,400,000
                                              -----------
NEVADA -- 3.2%
Clark County, Nevada, Industrial
  Development Revenue Bonds (Nevada
  Power Co. Project) Series C VR
   3.850%                 01/01/98   11,845    11,845,000
Clark County, Nevada, Pollution Control
  Revenue Bonds (Nevada Power Co.
  Project) Series D VR
   3.700%                 01/07/98   11,400    11,400,000
                                              -----------
                                               23,245,000
                                              -----------
NEW MEXICO -- 1.6%
State of New Mexico General Obligation
  Bonds (Capital Project)
   6.100%                 09/01/98    6,504     6,600,702
State of New Mexico TRANS
   4.500%                 06/30/98    5,000     5,015,432
                                              -----------
                                               11,616,134
                                              -----------
NEW YORK -- 2.7%
New York City General Obligation Bonds
  Series 1992B VR
   4.150%                 01/01/98    2,800     2,800,000
New York City General Obligation Bonds
  Series 1995F-3 VR
   3.650%                 01/07/98    1,000     1,000,000
New York City General Obligation Bonds
  Series 1993 Subseries A-10 VR
   4.150%                 01/01/98    4,065     4,065,000
New York City Municipal Water Finance
  Authority Water & Sewer System
  Revenue Bonds Series A
   4.400%                 06/15/98    1,000     1,002,175
New York City Municipal Water Finance
  Authority Water & Sewer System
  Revenue Bonds TECP
   3.800%                 03/06/98    6,000     6,000,000
New York State Energy Research &
  Development Authority Pollution
  Control Revenue Bonds
  (Niagara Mohawk Power Corp.)
  Series 1985C VR
   4.950%                 01/01/98    4,900     4,900,000
                                              -----------
                                               19,767,175
                                              -----------


                       See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS
                          TAX-EXEMPT MONEY MARKET FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 1997
--------------------------------------------------------------------------------
 ANNUALIZED                           PAR
 YIELD/RATE               MATURITY   (000)    VALUE(DAGGER)
------------              --------  --------  ------------
MUNICIPAL BONDS (CONTINUED)
OHIO -- 4.8%
Cuyahoga County, Ohio, Hospital
  Revenue Bonds (Cleveland Clinic
  Foundation) Series C VR
   3.650%                 01/07/98  $ 7,000   $ 7,000,000
Ohio State Air Quality Development
  Authority Revenue Bonds
  (Ohio Edison Project) Series A PS
   3.950%                 02/01/98    8,500     8,500,905
Ohio State Air Quality Development
  Authority Revenue Bonds (Pollution
  Control Project) Series B TECP
   3.800%                 02/09/98    4,420     4,420,000
Ohio State Public Facilities Series IIA
   4.500%                 05/01/98   15,000    15,026,207
                                              -----------
                                               34,947,112
                                              -----------
OKLAHOMA -- 0.3%
Tulsa, Oklahoma, Industrial Authority
  Revenue Bonds (University of Tulsa)
  Series B VR
   3.800%                 01/07/98    2,100     2,100,000
                                              -----------
OREGON -- 0.8%
Port of Saint Helens, Oregon, Pollution
  Control Revenue Bonds (Portland
  General Electric) Series B VR
   4.950%                 01/01/98    6,100     6,100,000
                                              -----------
SOUTH CAROLINA -- 0.9%
South Carolina Public Service Authority
  Revenue Bonds Series B
   4.000%                 01/01/98    1,500     1,500,009
York County, South Carolina, Pollution
  Control Revenue Bonds PS
   3.700%                 03/15/98    5,000     5,000,000
                                              -----------
                                                6,500,009
                                              -----------
TENNESSEE -- 2.2%
Metropolitan Government Nashville &
  Davidson County, Tennessee, Health &
  Education Facilities Revenue Bonds
  Series 1985A
   3.650%                 01/15/98    1,000     1,000,000
Tennessee State BANS Series A VR
   3.600%                 01/07/98   15,000    15,000,000
                                              -----------
                                               16,000,000
                                              -----------
TEXAS -- 10.9%
Austin, Texas, Utility System TECP
   3.800%                 01/09/98    3,250     3,250,000
Brazos River Authority, Texas, Pollution
  Control Revenue Bonds
  (Monsanto Co. Project) VR
   3.700%                 01/07/98    2,200     2,200,000
Brazos River, Texas TECP
   3.800%                 01/22/98    2,050     2,050,000



 ANNUALIZED                           PAR
 YIELD/RATE               MATURITY   (000)    VALUE(DAGGER)
------------              --------  --------  ------------
MUNICIPAL BONDS (CONTINUED)
TEXAS (CONTINUED)
Denton, Texas, Independent School
  District General Obligation Bonds
  Series B PS
   3.900%                 08/15/98  $ 5,000   $ 5,000,000
Gulf Coast Waste Disposal Authority
  Pollution Control Revenue Bonds
  (Exxon Project) VR
   4.950%                 01/01/98    8,000     8,000,000
Harris County, Texas, Industrial
  Development Pollution Control
  Revenue Bonds (Exxon Project) VR
   4.900%                 01/01/98    3,000     3,000,000
Nueces County, Texas, Health Facilities
  Development Corp. Revenue Bonds
  (Driscoll Children's Foundation Project) VR
   3.850%                 01/07/98    1,480     1,480,000
Plano, Texas, Independent School District
  General Obligation Notes
   5.500%                 02/15/98    2,250     2,254,643
Texas Higher Education Authority
  Revenue Bonds Series 1985B VR
   3.800%                 01/07/98    5,560     5,560,000
Texas North East Independent School
  District General Obligation Notes
   6.500%                 02/01/98    1,500     1,503,379
Texas Small Business Industrial
  Development Revenue Bonds
  Series 1986 VR
   3.850%                 01/07/98   16,500    16,500,000
Texas State TRANS Series A
   4.750%                 08/31/98   10,000    10,058,067
University of Texas Board of
  Regents TECP
   3.700%                 04/08/98    1,666     1,666,000
University of Texas Series A TECP
   3.750%                 04/08/98    8,000     8,000,000
University of Texas TECP
   3.700%                 02/11/98    7,841     7,841,000
                                              -----------
                                               78,363,089
                                              -----------
UTAH -- 2.6%
Emery County, Utah, Pollution Control
  Revenue Bonds (Pacificorp Project) VR
   5.000%                 01/01/98    3,040     3,040,000
Intermountain Power Agency TECP
   3.700%                 01/08/98    4,100     4,100,000
   3.700%                 02/17/98    5,000     5,000,000
   3.800%                 02/26/98    1,400     1,400,000
   3.700%                 04/09/98    5,200     5,200,000
                                              -----------
                                               18,740,000
                                              -----------
VIRGINIA -- 0.3%
Peninsula Port Authority of Virginia
  Coal Terminal Revenue Bonds
  (Dominion Terminal Associates Project)
  Series 1987D VR
   5.000%                 01/01/98    2,505     2,505,000
                                              -----------


                       See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS
                          TAX-EXEMPT MONEY MARKET FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 1997
--------------------------------------------------------------------------------
 ANNUALIZED                           PAR
 YIELD/RATE               MATURITY   (000)    VALUE(DAGGER)
------------              --------  --------  ------------
MUNICIPAL BONDS (CONTINUED)
WASHINGTON -- 1.3%
Washington State Public Power Supply
  System Nuclear Project No. 1 Revenue
  Bonds Series 1993 1A-3 VR
   3.600%                 01/07/98  $ 3,400   $ 3,400,000
Washington State Public Power Supply
  System Nuclear Project No. 1
  Refunding Revenue Bonds
  Series 1A-1 VR
   3.650%                 01/07/98    5,800     5,800,000
                                              -----------
                                                9,200,000
                                              -----------
WISCONSIN -- 8.2%
Burlington Area Wisconsin School
  District TRANS
   4.240%                 09/15/98    4,575     4,577,749
Delavan Darien, Wisconsin, School
  District BANS
   4.150%                 04/15/98    2,000     2,001,303
Dodgeville, Wisconsin, School
  District TRANS
   4.140%                 10/06/98    3,000     3,000,871
Elkhorn, Wisconsin, Area School
  District BANS
   4.250%                 04/01/98    2,000     2,000,000
Hamilton, Wisconsin, School District TRANS
   4.100%                 08/25/98    3,000     3,001,671
Hortonville, Wisconsin, School
  District TRANS
   4.180%                 10/21/98    2,500     2,500,562
Jefferson, Wisconsin, School District TRANS
   4.170%                 09/08/98    1,190     1,190,384
Kenosha, Wisconsin, Unified School
  District No. 1 TRANS
   4.200%                 09/28/98    5,000     5,001,771
   4.280%                 09/28/98    3,800     3,803,500
Lake Mills, Wisconsin, School District TRANS
   4.130%                 09/01/98    2,000     2,000,380
Middleton-Cross Plains, Wisconsin,
  Area School District TRANS
   4.250%                 08/26/98    3,500     3,504,365
Onalaska, Wisconsin, School
  District TRANS
   4.180%                 10/21/98    1,350     1,350,304
Oshkosh, Wisconsin, Area School
  District TRANS
   4.150%                 08/24/98    5,000     5,008,053
Rhinelander, Wisconsin, School
  District TRANS
   4.100%                 09/28/98    5,450     5,450,748
Shorewood, Wisconsin, School
  District TRANS
   4.100%                 09/01/98    5,000     5,001,580
Silver Lake, Wisconsin, School
  District No.1 BANS
   4.400%                 02/01/98    1,895     1,895,821
Waterloo, Wisconsin, School District TRANS
   4.200%                 10/09/98    1,450     1,451,062



 ANNUALIZED                             PAR
 YIELD/RATE               MATURITY     (000)    VALUE(DAGGER)
------------              --------    --------  ------------
MUNICIPAL BONDS (CONTINUED)
WISCONSIN (CONTINUED)
West de Pere, Wisconsin, School
  District TRANS
  4.130%                  09/29/98    $ 1,700  $  1,700,361
Wisconsin State Health & Educational
  Facilities Authority Revenue Bonds
  Series 1997F VR
  3.650%                  01/07/98      5,000     5,000,000
                                               ------------
                                                 59,440,485
                                              ------------
WYOMING -- 0.5%
Lincoln County, Wyoming, Pollution
  Control Revenue Bonds (Exxon Project)
  Series B VR
  5.100%                  01/01/98      2,400     2,400,000
Platte County, Wyoming, Pollution
  Control Revenue Bonds (Tri-State
  Generation and Transmission Project)
  Series B VR
  4.500%                  01/01/98      1,200     1,200,000
                                               ------------
                                                  3,600,000
                                               ------------
TOTAL MUNICIPAL BONDS
   (Cost $716,863,372)                          716,863,372
                                               ------------
                                      SHARES
                                     --------
TEMPORARY INVESTMENTS -- 0.3%
Federated Tax-Free Obligation Fund   1,149,431    1,149,431
Goldman Sachs Financial Square
  Tax-Exempt Money Market Portfolio    872,371      872,371
                                               ------------
TOTAL TEMPORARY INVESTMENTS
   (Cost $2,021,802)                              2,021,802
                                               ------------
TOTAL INVESTMENTS -- 99.7%
   (Cost $718,885,174)                          718,885,174
                                               ------------
OTHER ASSETS IN EXCESS OF
   LIABILITIES-- 0.3%                             2,171,829
                                               ------------
NET ASSETS -- 100.0%
Applicable to 497,979,815 and
  223,074,816 shares outstanding of
  Institutional Class and Class A,
  respectively, $.001 par value;
  1.5 billion authorized shares (Note 9)       $721,057,003
                                               ============
NET ASSET VALUE, OFFERING PRICE AND
   REDEMPTION PRICE PER SHARE EACH FOR
   INSTITUTIONAL CLASS AND CLASS A SHARES             $1.00
                                                      =====
----------
(DAGGER) See Note 2a to the Financial Statements.
PS -- Security with a "put" feature; date shown is when security may be put back for redemption.
VR -- Variable rate demand note; interest rate in effect on 12/31/97. Maturity date is the later of the next interest rate change or exercise of the demand feature.
BANS -- Bond Anticipation Note.
TANS -- Tax Anticipation Note.
TECP -- Tax Exempt Commercial Paper.
TRANS -- Tax and Revenue Anticipation Note.

                       See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS
                          SHORT/INTERMEDIATE BOND FUND
                             STATEMENT OF NET ASSETS
                                DECEMBER 31, 1997
-------------------------------------------------------------------------------
 COUPON                              PAR
  RATE                    MATURITY   (000)    VALUE(DAGGER)
--------                  --------  --------  ------------
AGENCY OBLIGATIONS -- 3.2%
AID - Israel Guaranteed Notes
   6.050%                 08/15/00   $  520    $  520,650
Federal Home Loan Bank
   7.360%                 07/01/04    1,000     1,073,390
Federal Home Loan Mortgage Corp.
   7.100%                 04/10/07    2,500     2,689,950
Federal National Mortgage Association
   8.400%                 10/25/04    5,000     5,205,250
                                              -----------
TOTAL AGENCY OBLIGATIONS
   (Cost $9,094,630)                            9,489,240
                                              -----------
ASSET-BACKED SECURITIES -- 26.6%
AESOP Funding II Series 1997-1, Class A1
   6.220%                 10/20/01    5,000     5,018,287
AFC Home Equity Loan Trust
  Series 1991-4, Class A
   7.750%                 02/15/06       84        85,643
Banco Nacional de Mexico, S.A.
  Series 1996-A, Class A1
   6.250%                 12/01/03    5,000     4,966,406
BankBoston Marine Asset Backed Trust
  Series 1997-2, Class A7
   6.820%                 04/15/13    1,900     1,936,689
Bridgestone/Firestone Master Trust
  Series 1996-1, Class A
   6.170%                 07/01/03    4,000     4,018,099
California Infrastructure SCE-1
  Series 1997-1, Class A6
   6.380%                 09/25/08    2,325     2,347,160
Capita Equipment Receivables Trust
  Series 1996-1, Class A4
   6.280%                 06/15/00    3,500     3,508,050
Case Equipment Loan Trust
  Series 1997-A, Class B
   6.700%                 03/15/04      750       763,110
Charming Shoppes Master Trust
  Series 1997-1, Class A
   6.030%                 04/15/06    2,500     2,500,000
Chemical Credit Card Master Trust I
  Series 1996-1, Class A
   5.550%                 09/15/03    3,000     2,960,046
Citibank Credit Card Master Trust I
  Series 1997-2, Class B
   6.700%                 02/15/04    5,000     5,065,242
First Bankcard Credit Card Master Trust
  Private Placement
  Series 1997-1, Class A
   5.858%                 05/15/03    3,000     3,000,000
First USA Credit Card Master Trust
  Series 1997-6, Class A
   6.420%                 03/17/05      930       940,750
Ford Credit Auto Loan Master Trust
  Series 1995-1, Class A
   6.500%                 08/15/02    1,000     1,010,900
Goldome Credit Corp. Home Equity Trust
  Series 1990-1, Class A
  10.000%                 07/15/05      147       149,290



 COUPON                              PAR
  RATE                    MATURITY   (000)    VALUE(DAGGER)
--------                  --------  --------  ------------
ASSET-BACKED SECURITIES (CONTINUED)
Green Tree Financial Corp.
  Series 1997-4, Class A5
   6.880%                 02/15/29  $ 5,365   $ 5,370,868
Merrill Lynch Home Equity Loan
  Series 1994-1, Class A1
   6.168%                 07/15/22      403       402,455
Metris Master Trust Series 1997-1, Class A
   6.870%                 10/20/05    5,350     5,510,393
Premier Auto Trust Series 1995-4,
  Class CTFS
   6.200%                 09/06/00    4,662     4,690,613
Premier Auto Trust Series 1996-1,
  Class CTFS
   6.350%                 07/06/00    4,000     4,022,788
Rental Car Funding Corp. Series 1997-1,
  Class A3
   6.600%                 05/25/05    6,300     6,296,062
SBC Glacier Finance Ltd. Series 1997-1,
  Class A
   5.879%                 09/10/04    3,500     3,500,000
Standard Credit Card Master Trust
  Series 1995-3, Class A
   7.850%                 02/07/02    2,000     2,064,985
The Money Store Home Equity Trust
  Series 1994-B, Class A3
   7.100%                 11/15/16    2,125     2,148,280
Toyota Auto Lease Trust Series 1997-A,
  Class B
   6.750%                 04/26/04    3,500     3,513,125
WFS Financial Owner Trust Series 1996-A,
  Class A3
   6.050%                 06/01/00    2,502     2,502,257
                                              -----------
TOTAL ASSET-BACKED SECURITIES
   (Cost $77,946,670)                          78,291,498
                                              -----------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 16.9%
Asset Securitization Corp. Series 1997-D4,
  Class PS1 IO
   1.211%                 04/14/29   68,476     5,264,123
Chase Mortgage Finance Corp.
  Series 1993-0, Class A5
   6.600%                 12/25/09    3,811     3,824,410
DLJ Mortgage Acceptance Corp.
  Series 1997-CF2, Class CP IO
   1.363%                 11/15/04   51,000     3,814,800
DLJ Mortgage Acceptance Corp.
  Series 1995-Q1, Class A1-S IO
   1.986%                 03/25/25      320        63,909
DLJ Mortgage Acceptance Corp.
  Series 1996-M, Class A1
   8.592%                 11/28/11    6,719     6,904,160
Federal Home Loan Mortgage Corp.
  Series 1571, Class BA PO
   7.971%                 04/15/19      357       347,243
Federal National Mortgage Association
  Series 1990-32, Class E
   9.000%                 12/25/04    6,650     6,876,100


                       See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS
                          SHORT/INTERMEDIATE BOND FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 1997
--------------------------------------------------------------------------------
 COUPON                              PAR
  RATE                    MATURITY   (000)    VALUE(DAGGER)
--------                  --------  --------  ------------
COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
Federal National Mortgage Association
  Series 1993-146, Class B PO
   7.286%                 05/25/23   $  248    $  244,599
Federal National Mortgage Association
  Series 1994-85, Class E
   6.000%                 11/25/06    1,200     1,197,231
Federal National Mortgage Association
  Series 1996-M4, Class A
   7.750%                 03/17/17    4,382     4,482,355
Federal National Mortgage Association
  Series 1997-20 IO
   1.840%                 03/25/27   36,289     2,021,291
Federal National Mortgage Association
  Series G-18, Class Z
   8.750%                 06/25/21    3,260     3,514,010
Merrill Lynch Mortgage Investors, Inc.
  Series 1997-C2, Class C
   6.735%                 12/10/29    2,575     2,576,207
Norwest Asset Securities Corp.
  Series 1997-10, Class A6
   6.750%                 08/25/27    2,615     2,635,659
PNC Mortgage Securities Corp.
  Series 1997-5, Class A8
   6.750%                 10/25/27    6,000     6,039,375
Prudential Home Mortgage Securities
  Series 1992-6, Class A3
   7.000%                 04/25/99       14        14,393
                                              -----------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
   (Cost $49,849,257)                          49,819,865
                                              -----------
MORTGAGE-BACKED SECURITIES -- 8.1%
Federal Home Loan Mortgage Corp.
   7.500%                 05/01/27      950       973,270
Federal National Mortgage Association
   7.000%                 01/15/27    5,100     5,136,656
Federal National Mortgage Association
  Pool #303724
   6.000%                 01/01/11    6,912     6,864,852
Federal National Mortgage Association
  Pool #305189
   9.000%                 01/01/25       50        52,727
Federal National Mortgage Association
  Pool #305555
   9.000%                 01/01/25      383       407,120
Federal National Mortgage Association
  Pool #306031
   9.000%                 02/01/25      955     1,015,297
Federal National Mortgage Association
  Pool #306674
   9.000%                 03/01/25      316       335,742
Federal National Mortgage Association
  Pool #317306
   9.000%                 07/01/25      302       321,269
Federal National Mortgage Association
  Pool #338001
   9.000%                 10/01/25       22        23,089



 COUPON                              PAR
  RATE                    MATURITY   (000)    VALUE(DAGGER)
--------                  --------  --------  ------------
MORTGAGE-BACKED SECURITIES (CONTINUED)
Government National Mortgage
  Association Pool #8747
   6.875%                 11/20/25   $  188    $  192,160
Government National Mortgage
  Association Pool #326150
   7.000%                 09/15/23      249       252,072
Government National Mortgage
  Association Pool #333668
   7.000%                 07/15/23      681       690,222
Government National Mortgage
  Association Pool #345039
   7.000%                 09/15/23      734       744,596
Government National Mortgage
  Association Pool #345536
   7.000%                 01/15/24      490       496,260
Government National Mortgage
  Association Pool #351638
   7.000%                 06/15/23      648       657,340
Government National Mortgage
  Association Pool #377553
   7.000%                 07/15/25      673       678,613
Government National Mortgage
  Association Pool #383330
   7.000%                 07/15/23      951       959,259
Government National Mortgage
  Association Pool #391901
   7.000%                 07/15/25      800       806,657
Government National Mortgage
  Association Pool #397755
   7.000%                 05/15/24      673       682,065
Government National Mortgage
  Association Pool #406568
   7.000%                 07/15/25      953       961,267
Government National Mortgage
   Association Pool #407660
   7.000%                 09/15/24      725       730,956
Government National Mortgage
  Association Pool #780023
   7.000%                 09/15/24      791       801,128
                                              -----------
TOTAL MORTGAGE-BACKED SECURITIES
   (Cost $23,219,891)                          23,782,617
                                              -----------
CORPORATE BONDS -- 25.8%
ELECTRIC -- 1.8%
Consolidated Edison Co., Inc.
   6.625%                 07/01/05    2,150     2,198,375
   6.450%                 12/01/07    2,400     2,409,000
Pacific Gas & Electric Co.
   7.875%                 03/01/02      500       531,250
                                              -----------
                                                5,138,625
                                              -----------


                       See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS
                          SHORT/INTERMEDIATE BOND FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 1997
--------------------------------------------------------------------------------
 COUPON                              PAR
  RATE                    MATURITY   (000)    VALUE(DAGGER)
--------                  --------  --------  ------------
CORPORATE BONDS (CONTINUED)
FINANCE - BANK -- 4.0%
Banco Santiago S.A.
   7.000%                 07/18/07  $ 3,730   $ 3,683,375
First Chicago NBD Bancorp
   7.250%                 08/15/04    3,320     3,473,550
First Chicago NBD Institutional
   7.950%                 12/01/26      875       910,000
National City Capital Trust I
   6.750%                 06/01/99    3,600     3,628,440
                                              -----------
                                               11,695,365
                                              -----------
FINANCE - NON-BANK -- 8.3%
American Express Credit Corp.
   6.125%                 11/15/01      440       440,000
Associates Corp. of North America
   5.750%                 10/15/03      190       186,675
Beneficial Corp.
   8.400%                 05/15/08       20        22,900
Beneficial Finance Corp., MTN
   9.130%                 07/25/01    1,000     1,091,250
Caterpillar Financial Services Corp.,
   MTN
   8.290%                 03/04/99    1,000     1,025,000
Ford Motor Credit Euro Bond
   6.375%                 04/03/00    3,485     3,511,138
Hartford Life, Inc.
   7.100%                 06/15/07    3,915     4,037,344
Household Finance Corp.
   8.550%                 10/15/04    3,000     3,105,000
Lehman Brothers Holdings, Inc.
   7.375%                 05/15/04    4,540     4,727,275
Racers QHEL Series 1997, Class A-1
   9.499%                 05/15/17    1,115     1,135,851
Sears, Roebuck Acceptance Corp.
   7.010%                 09/19/02    1,400     1,443,750
Smith Barney Holdings, Inc.
   5.875%                 02/01/01    3,885     3,836,438
                                              -----------
                                               24,562,621
                                              -----------
INDUSTRIAL -- 8.9%
Black & Decker Corp.
   7.500%                 04/01/03    2,950     3,090,125
Browning - Ferris Industries, Inc.
   6.100%                 01/15/03    1,000       996,250
Comdisco, Inc. MTN
   5.750%                 05/22/98    4,000     4,003,600
E.I. duPont de Nemours & Co. Euro
   7.500%                 06/11/99      440       448,800
Ford Motor Co.
   9.000%                 09/15/01    4,000     4,340,000
Heinz (H.J.) Co. Euro
   7.500%                 04/26/00    1,000     1,026,250
Lockheed Martin Corp.
   6.550%                 05/15/99    4,200     4,226,250
Raytheon Co.
   6.750%                 08/15/07    3,765     3,845,006



 COUPON                              PAR
  RATE                    MATURITY   (000)    VALUE(DAGGER)
--------                  --------  --------  ------------
CORPORATE BONDS (CONTINUED)
INDUSTRIAL (CONTINUED)
Sears, Roebuck Co. MTN
   8.390%                 02/14/02  $   800    $  860,000
Walt Disney Co.
   6.375%                 03/30/01    2,785     2,816,331
WMX Technologies, Inc.
   6.250%                 10/15/00      700       696,500
                                              -----------
                                               26,349,112
                                              -----------
OIL -- 0.0%
Atlantic Richfield Co.
   9.125%                 03/01/11      100       123,875
                                              -----------
TRANSPORTATION -- 2.8%
CSX Corp.
   7.250%                 05/01/27    4,730     5,049,275
Norfolk Southern Corp.
   7.350%                 05/15/07    3,000     3,195,000
                                              -----------
                                                8,244,275
                                              -----------
TOTAL CORPORATE BONDS
   (Cost $74,357,643)                          76,113,873
                                              -----------
EURO BONDS -- 1.3%
State Bank of New South Wales
  (Cost $3,943,619)
  10.375%                 04/26/99    3,750     3,956,250
                                              -----------
INTERNATIONAL BONDS -- 1.6%
Telstra Corp. Ltd. Euro Bond
  (Cost $4,578,283)
   6.500%                 11/28/05    4,625     4,680,500
                                              -----------
SUPRANATIONAL BONDS -- 1.1%
African Development Bank
  (Cost $3,106,649)
   7.750%                 12/15/01    3,000     3,176,250
                                              -----------
YANKEE BONDS -- 3.8%
Export-Import Bank Korea
   6.500%                 11/15/06    2,185     1,633,288
Glaxo Wellcome P.L.C. Euro Bond
   6.125%                 01/25/06    3,655     3,623,019
Korea Development Bank
   5.875%                 12/01/98    4,000     3,735,000
   7.375%                 09/17/04    1,415     1,124,925
Korea Electric Power Global
   6.375%                 12/01/03    1,455     1,089,431
                                              -----------
TOTAL YANKEE BONDS
   (Cost $12,443,333)                          11,205,663
                                              -----------


                       See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS
                          SHORT/INTERMEDIATE BOND FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 1997
--------------------------------------------------------------------------------
 COUPON                              PAR
  RATE                    MATURITY   (000)    VALUE(DAGGER)
--------                  --------  --------  ------------
U.S. TREASURY OBLIGATIONS -- 11.4%
U.S. Treasury Notes
   6.375%                 05/15/99  $ 5,000  $  5,048,000
   7.500%                 10/31/99    1,515     1,562,389
   7.750%                 12/31/99    2,850     2,962,091
   6.750%                 04/30/00   10,000    10,229,099
   5.500%                 12/31/00    5,200     5,171,659
   7.500%                 11/15/01    1,650     1,749,907
   5.750%                 08/15/03    3,240     3,242,818
   7.875%                 11/15/04    2,845     3,182,104
   7.000%                 07/15/06       40        43,194
                                             ------------
                                               33,191,261
                                             ------------
U.S. Treasury Notes - TIPS
   3.375%                 01/15/07      585       581,344
                                             ------------
TOTAL U.S. TREASURY OBLIGATIONS
  (Cost $33,570,615)                           33,772,605
                                             ------------
COMMERCIAL PAPER -- 1.0%
Autoliv, Inc.
  (Cost $2,849,426)
   7.250%                 01/02/98    2,850     2,849,426
                                             ------------

                                     SHARES
                                     ------
TEMPORARY INVESTMENTS -- 0.0%
Goldman Sachs Financial Square
  Money Market Portfolio             10,738        10,738
Goldman Sachs Institutional Liquid
  Assets Money Market Portfolio       6,891         6,891
                                             ------------
TOTAL TEMPORARY INVESTMENTS
   (Cost $17,629)                                  17,629
                                             ------------
TOTAL INVESTMENTS -- 100.8%
   (Cost $294,977,645)                        297,155,416
                                             ------------
LIABILITIES IN EXCESS OF OTHER ASSETS-- (0.8%  (2,347,154)
                                             ------------
NET ASSETS -- 100.0%
Applicable to 28,296,143 and 579,978
   shares outstanding of Institutional
   Class and Class A, respectively,
   $.001 par value; 200,000,000
   authorized shares (Note 9)                $294,808,262
                                             ============
NET ASSET VALUE, OFFERING AND
   REDEMPTION PRICE PER INSTITUTIONAL
   CLASS SHARE ($288,886,544/28,296,143)           $10.21
                                                   ======
NET ASSET VALUE, OFFERING AND
   REDEMPTION PRICE PER CLASS A SHARE
   ($5,921,718/579,978)                            $10.21
                                                   ======
----------
(DAGGER) See Note 2a to the Financial Statements.
MTN -- Medium Term Note.
IO -- Interest Only security.
PO -- Principal Only security.
TIPS -- Treasury Inflation Protection Securities.


                       See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS
                                    BOND FUND
                             STATEMENT OF NET ASSETS
                                DECEMBER 31, 1997
--------------------------------------------------------------------------------
 COUPON                               PAR
  RATE                    MATURITY   (000)    VALUE(DAGGER)
--------                  --------  --------  ------------
ASSET-BACKED SECURITIES -- 27.1%
AESOP Funding II Series 1997-1,
  Class A1
   6.220%                 10/20/01  $ 2,000   $ 2,007,315
Banco Nacional de Mexico, S.A.
  Series 1996-A, Class A1
   6.250%                 12/01/03    2,000     1,986,562
BankBoston Marine Asset Backed Trust
  Series 1997-2, Class A7
   6.820%                 04/15/13    2,350     2,395,379
Bridgestone/Firestone Master Trust
  Series 1996-1, Class A
   6.170%                 07/01/03    2,080     2,089,411
California Infrastructure SCE-1
  Series 1997-1, Class A6
   6.380%                 09/25/08    1,000     1,009,531
Capita Equipment Receivables Trust
  Series 1996-1, Class A4
   6.280%                 06/15/00      500       501,150
Case Equipment Loan Trust
  Series 1997-A, Class B
   6.700%                 03/15/04      750       763,110
Charming Shoppes Master Trust
  Series 1997-1, Class A
   6.030%                 04/15/06    2,500     2,500,000
Chase Commercial Mortgage Securities
  Corp. Series 1997-1, Class A-1
   7.270%                 07/19/04    2,181     2,249,505
Chemical Credit Card Master Trust
  Series 1995-2, Class A
   6.230%                 06/15/03      610       613,104
Citibank Credit Card Master Trust I
  Series 1997-2, Class B
   6.700%                 02/15/04    1,000     1,013,048
First Bankcard Credit Card Master Trust
  Private Placement Series 1997-1,
  Class A
   5.858%                 05/15/03    1,000     1,000,000
First Plus Home Loan Trust
  Series 1997-3, Class A6
   7.080%                 07/10/17    1,125     1,150,214
First USA Credit Card Master Trust
  Series 1997-6, Class A
   6.420%                 03/17/05      150       151,734
Green Tree Financial Corp.
  Series 1997-4, Class A5
   6.880%                 02/15/29    2,000     2,002,188
Green Tree Financial Corp.
  Series 1997-7, Class A8
   6.860%                 08/15/29    3,489     3,512,070
Household Credit Card Master Trust I
  Series 1995-1, Class A
   5.858%                 12/15/02      780       781,404
Metris Master Trust Series 1997-1,
  Class A
   6.870%                 10/20/05    3,350     3,443,850
Rental Car Funding Corp.
  Series 1997-1, Class A3
   6.600%                 05/25/05    3,447     3,444,846



 COUPON                               PAR
  RATE                    MATURITY   (000)    VALUE(DAGGER)
--------                  --------  -------   ------------
ASSET-BACKED SECURITIES (CONTINUED)
SBC Glacier Finance Ltd. Series 1997-1,
  Class A
   5.879%                 09/10/04  $ 1,500   $ 1,500,000
Standard Credit Card Master Trust
  Series 1994-3, Class B
   7.000%                 04/07/01      400       404,462
Standard Credit Card Master Trust
  Series 1995-3, Class A
   7.850%                 02/07/02      250       258,475
Team Fleet Financing Corp.
  Series 1997-1, Class A
   7.350%                 05/15/03    1,250     1,296,094
The Money Store Home Equity Trust
  Series 1994-B, Class A3
   7.100%                 11/15/16      759       767,243
Toyota Auto Lease Trust
  Series 1997-A, Class B
   6.750%                 04/26/04    1,500     1,505,625
                                              -----------
TOTAL ASSET-BACKED SECURITIES
   (Cost $38,009,954)                          38,346,320
                                              -----------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 22.0%
American Southwest Financial
  Securities Corp. Series 1996-FH,
  Class A1
   6.675%                 11/25/38      443       445,350
Asset Securitization Corp.
  Series 1997-D4, Class PS1 IO
   1.211%                 04/14/29   16,365     1,258,049
Chase Mortgage Finance Corp.
  Series 1993-0, Class A5
   6.600%                 12/25/09      953       956,103
Countrywide Funding Corp.
  Series 1994-11, Class A12
   7.069%                 05/25/24      545       539,980
DLJ Mortgage Acceptance Corp.
  Series 1996-M, Class A1
   8.592%                 11/28/11      896       920,555
Federal Home Loan Mortgage Corp.
  Series 1865, Class PE
   7.000%                 07/15/26      750       769,911
Federal Home Loan Mortgage Corp.
  Series 1871, Class H
   7.000%                 11/15/12    1,000     1,024,017
Federal National Mortgage Association
  Series 110, Class 2 IO
   9.000%                 11/25/19    2,656       762,184
Federal National Mortgage Association
  Series 145, Class 1 PO
   7.910%                 06/25/22    2,646     2,099,840
Federal National Mortgage Association
  Series 1992-216, Class ZB
   7.000%                 12/25/22      553       550,850
Federal National Mortgage Association
  Series 1993-210, Class S
  10.094%                 11/25/23    1,145     1,037,256


                       See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS
                                    BOND FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 1997
--------------------------------------------------------------------------------
 COUPON                                 PAR
  RATE                    MATURITY     (000)     VALUE(DAGGER)
--------                  --------    --------   ------------
COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
Federal National Mortgage Association
  Series 1994-30, Class H
   6.250%                 11/25/22     $ 2,550   $ 2,544,868
Federal National Mortgage Association
  1996-53, Class PE
   6.500%                 11/18/10       2,375     2,395,900
Federal National Mortgage Association
  Series 1997-20 IO
   1.840%                 03/25/27      18,356     1,022,452
Federal National Mortgage Association
  Series G-18, Class Z
   8.750%                 06/25/21       2,504     2,699,192
GE Capital Mortgage Services, Inc.
  Series 1994-10, Class A23
   6.500%                 03/25/24       2,418     2,290,338
GE Capital Mortgage Services, Inc.
  Series 1997-5, Class A2
   7.500%                 06/25/27       2,000     2,028,200
Merrill Lynch Mortgage Investors, Inc.
  Series 1997-C2, Class C
   6.735%                 12/10/29       1,140     1,140,534
Norwest Asset Securities Corp.
  Series 1997-10, Class A6
   6.750%                 08/25/27       2,100     2,116,590
PNC Mortgage Securities Corp.
  Series 1997-5, Class A8
   6.750%                 10/25/27       2,188     2,201,966
Residential Asset Securitization Trust
  Series 1997-A8, Class A3
   7.000%                 10/25/27       2,250     2,249,071
                                                 -----------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
   (Cost $30,349,330)                             31,053,206
                                                 -----------
MORTGAGE-BACKED SECURITIES -- 8.0%
Federal National Mortgage Association
   7.000%                 01/15/13       1,945     1,973,567
   7.000%                 01/15/28       7,875     7,931,602
Federal National Mortgage Association
  Pool #305555
   9.000%                 01/01/25         391       416,004
Federal National Mortgage Association
  Pool #359740
   7.000%                 10/01/26         330       332,387
Federal National Mortgage Association
  Pool #364248
   7.000%                 01/01/27         338       340,751
Federal National Mortgage Association
  Pool #364731
   7.000%                 12/01/26         331       333,781
                                                 -----------
TOTAL MORTGAGE-BACKED SECURITIES
   (Cost $11,248,271)                             11,328,092
                                                 -----------
CORPORATE BONDS -- 20.7%
ELECTRIC -- 0.7%
Public Service Electric & Gas Co.
   6.500%                 05/01/04       1,000     1,013,750
                                                 -----------



 COUPON                               PAR
  RATE                    MATURITY   (000)    VALUE(DAGGER)
--------                  --------  --------  ------------
CORPORATE BONDS (CONTINUED)
FINANCE - BANK -- 4.0%
Banco Santiago S.A.
   7.000%                 07/18/07  $ 1,610   $ 1,589,875
BankBoston Corp.
   7.000%                 09/15/07    2,500     2,575,000
First Chicago NBD Institutional
   7.950%                 12/01/26      400       416,000
Mellon Financial Co.
   6.300%                 06/01/00      500       502,500
Wachovia Bank-NC Euro Bond
   7.000%                 10/17/08      500       524,250
                                               ----------
                                                5,607,625
                                               ----------
FINANCE - NON-BANK -- 6.8%
American General Institutional Capital
  Securities Series A
   7.570%                 12/01/45      590       609,912
Commercial Credit Co.
   7.750%                 03/01/05      210       226,275
Ford Motor Credit Euro Bond
   6.375%                 04/03/00      700       705,250
Hartford Life, Inc.
   7.100%                 06/15/07    2,090     2,155,313
Lehman Brothers Holdings, Inc.
   8.800%                 03/01/15      630       743,400
PaineWebber Group, Inc.
   6.750%                 02/01/06    1,000     1,008,750
Racers QHEL Series 1997, Class A-1
   9.499%                 05/15/17    1,050     1,069,635
Sears, Roebuck Acceptance Corp.
   7.010%                 09/19/02    1,350     1,392,187
Smith Barney Holdings, Inc.
   5.875%                 02/01/01      200       197,500
   6.500%                 10/15/02      200       202,500
Xerox Credit Corp. Euro Bond
   5.400%                 09/11/00    1,300     1,276,340
                                               ----------
                                                9,587,062
                                               ----------
INDUSTRIAL -- 6.6%
Air Products & Chemicals, Inc.
   6.862%                 10/25/03    2,250     2,303,438
Black & Decker Corp.
   7.500%                 04/01/03      130       136,175
Boston University
   7.625%                 07/15/97      410       453,563
Chrysler Corp.
   7.450%                 03/01/27      805       869,400
Dayton-Hudson Corp.
   9.750%                 11/01/98      500       513,560
Ford Motor Co.
   8.875%                 01/15/22    1,120     1,381,800
Hertz Corp.
   6.500%                 04/01/00      500       503,750
Honeywell, Inc.
   7.350%                 05/15/00      200       205,750
Pepsico, Inc. Euro Bond
   5.800%                 08/31/98      500       498,940


                       See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS
                                    BOND FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 1997
--------------------------------------------------------------------------------
 COUPON                               PAR
  RATE                    MATURITY   (000)    VALUE(DAGGER)
--------                  --------  --------  ------------
CORPORATE BONDS (CONTINUED)
INDUSTRIAL (CONTINUED)
Procter & Gamble Co. Euro Bond
   9.625%                 01/14/01   $  400   $   440,000
Wal-Mart Stores, Inc.
   9.100%                 07/15/00      100       107,250
Wal-Mart Stores, Inc. Euro Bond
   6.750%                 05/24/02      125       127,344
Walt Disney Co.
   6.375%                 03/30/01      500       505,625
Xerox Corp. Euro Bond
   5.750%                 07/21/00    1,310     1,300,175
                                              -----------
                                                9,346,770
                                              -----------
TELEPHONE -- 0.1%
Bell South Telecommunication, Inc.
   7.625%                 05/15/35      215       227,094
                                              -----------
TRANSPORTATION -- 2.5%
CSX Corp.
   7.900%                 05/01/17      650       723,937
   7.250%                 05/01/27    1,610     1,718,675
Norfolk Southern Corp.
   7.800%                 05/15/27      975     1,105,406
                                              -----------
                                                3,548,018
                                              -----------
TOTAL CORPORATE BONDS
   (Cost $28,489,485)                          29,330,319
                                              -----------
EURO BONDS -- 0.4%
State Bank of New South Wales
  (Cost $523,270)
  10.375%                 04/26/99      500       527,500
                                              -----------
INTERNATIONAL BONDS -- 0.5%
Telstra Corp. Ltd. Euro Bond
  (Cost $744,118)
   6.500%                 11/28/05      750       759,000
                                              -----------
SUPRANATIONAL BONDS -- 1.5%
African Development Bank
  (Cost $2,071,100)
   7.750%                 12/15/01    2,000     2,117,500
                                              -----------



 COUPON                               PAR
  RATE                    MATURITY   (000)    VALUE(DAGGER)
--------                  --------  --------  ------------
YANKEE BONDS -- 1.6%
Export-Import Bank Korea
   6.500%                 11/15/06   $  240   $   179,400
Glaxo Wellcome P.L.C. Euro Bond
   6.125%                 01/25/06      550       545,187
Hydro-Quebec
   8.050%                 07/07/24      220       255,200
Korea Development Bank
   7.375%                 09/17/04    1,045       830,775
Korea Electric Power Global
   6.375%                 12/01/03      605       452,994
                                              -----------
TOTAL YANKEE BONDS
   (Cost $2,619,535)                            2,263,556
                                              -----------
U.S. TREASURY OBLIGATIONS -- 19.0%
U.S. Treasury Bonds
   6.750%                 08/15/26      660       727,241
                                              -----------
U.S. Treasury Notes
   4.750%*                10/31/98      500       496,560
   5.500%                 04/15/00   11,700    11,661,740
   6.500%                 05/31/01      500       512,060
   6.625%                 06/30/01    6,985     7,180,370
   7.500%                 11/15/01    3,510     3,722,530
                                              -----------
                                               23,573,260
                                              -----------
U.S. Treasury Notes - TIPS
   3.375%                 01/15/07    2,600     2,583,751
                                              -----------
TOTAL U.S. TREASURY OBLIGATIONS
   (Cost $26,798,352)                          26,884,252
                                              -----------
MUNICIPAL BONDS -- 1.0%
New York City Municipal Water Financing
  Authority Revenue Bonds Series B
  (Cost $1,352,718)
   5.250%                 06/15/29    1,405     1,392,706
                                              -----------
COMMERCIAL PAPER -- 4.3%
Autoliv, Inc.
  (Cost $6,023,787)
   7.250%                 01/02/98    6,025     6,023,787
                                              -----------


                       See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS
                                    BOND FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 1997
--------------------------------------------------------------------------------

                                     SHARES   VALUE(DAGGER)
                                     ------   ------------
TEMPORARY INVESTMENTS -- 0.0%
Goldman Sachs Financial Square
   Money Market Portfolio             9,430  $      9,430
Goldman Sachs Institutional Liquid
   Assets Money Market Portfolio      5,569         5,569
                                             ------------
TOTAL TEMPORARY INVESTMENTS
   (Cost $14,999)                                  14,999
                                             ------------
TOTAL INVESTMENTS -- 106.1%
   (Cost $148,244,919)                        150,041,237
                                             ------------
LIABILITIES IN EXCESS OF
   OTHER ASSETS -- (6.1%)
Payable for Investments Purchased              (9,879,052)
Other Assets and Liabilities, Net               1,220,723
                                             ------------
Total Liabilities in Excess of
   Other Assets                                (8,658,329)
                                             ------------
NET ASSETS -- 100.0%
Applicable to 13,772,792 and 91,766
   shares of beneficial interest outstanding
   of Institutional Class and Class A,
   respectively, $.001 par value (Note 9)    $141,382,908
                                             ============
NET ASSET VALUE, OFFERING AND
   REDEMPTION PRICE PER INSTITUTIONAL
   CLASS SHARE ($140,447,073/13,772,792)           $10.20
                                                   ======
NET ASSET VALUE, OFFERING AND
   REDEMPTION PRICE PER CLASS A SHARE
   ($935,835/91,766)                               $10.20
                                                   ======
----------
(DAGGER) See Note 2a to the Financial Statements.
* Security pledged as collateral for futures contracts.
IO -- Interest Only Security.
PO -- Principal Only Security.
TIPS -- Treasury Inflation Protection Securities.

                                   NUMBER OF   UNREALIZED
                                   CONTRACTS  APPRECIATION
                                  ----------  ------------
Futures Contracts -- Long Position
  U.S. Treasury Notes, March 1998      100      $ 90,625
  U.S. Treasury Bonds, March 1998       30        37,500
                                       ---      --------
Total Futures Contracts                130      $128,125
                                       ===      ========


                       See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS
                        INTERMEDIATE GOVERNMENT BOND FUND
                             STATEMENT OF NET ASSETS
                                DECEMBER 31, 1997
--------------------------------------------------------------------------------
COUPON                                       PAR
 RATE                     MATURITY          (000)    VALUE(DAGGER)
-------                   --------         --------  ------------
AGENCY OBLIGATIONS -- 28.4%
AID - Israel Guaranteed Notes
   6.050%                 08/15/00         $ 1,400   $ 1,401,750
Banco Vivienda del Peru
   9.980%                 08/01/08           3,300     3,795,000
Federal Farm Credit Bank
   7.170%                 04/25/02           3,500     3,661,875
Federal Home Loan Bank
   6.040%                 06/21/00           2,450     2,463,279
Federal Home Loan Mortgage Corp.
   5.900%                 01/09/98           1,082     1,080,582
   7.010%                 07/11/07             850       874,327
Federal National Mortgage Association
   6.375%                 10/13/00           1,500     1,503,030
Honduras Aid
  13.000%                 06/01/01           1,498     1,640,497
Private Export Funding Corp.
   9.450%                 12/31/99           5,000     5,337,500
   7.030%                 10/31/03           1,650     1,734,562
   6.310%                 09/30/04           2,000     2,032,500
Small Business Administration Participation
  Certificates, Series 1995-20J, Class 1
   6.850%                 10/01/15           2,843     2,912,553
                                                     -----------
TOTAL AGENCY OBLIGATIONS
   (Cost $27,939,813)                                 28,437,455
                                                     -----------
ASSET-BACKED SECURITIES -- 4.2%
BankBoston Marine Asset Backed Trust
  Series 1997-2, Class A3
   6.320%                 03/15/06           1,600     1,602,400
California Infrastructure SCE-1
  Series 1997-1, Class A6
   6.380%                 09/25/08             575       580,391
Metris Master Trust Series 1997-1, Class A
   6.870%                 10/20/05           2,000     2,056,030
                                                     -----------
TOTAL ASSET-BACKED SECURITIES
   (Cost $4,213,963)                                   4,238,821
                                                     -----------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 11.5%
Federal Home Loan Mortgage Corp.
  Series 1397, Class FA
   6.250%                 08/15/18             354       353,938
Federal National Mortgage Association
  Series 1990-96, Class E
   9.670%                 01/25/17             792       815,857
Federal National Mortgage Association
  Series 1992-29, Class A
   6.400%                 09/25/14             714       711,335
Federal National Mortgage Association
  Series 1993-146, Class B PO
   7.286%                 05/25/23             495       489,196
Federal National Mortgage Association
  Series 1996-M4, Class A
   7.750%                 03/17/17           1,878     1,919,875
Federal National Mortgage Association
  Series 1997-20 IO
   1.840%                 03/25/27          12,379       688,268



COUPON                                       PAR
 RATE                     MATURITY          (000)    VALUE(DAGGER)
-------                   --------         -------   ------------
COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
Federal National Mortgage Association
  Series 1997-M2, Class A
   7.350%                 09/17/03         $ 3,328   $ 3,439,734
Federal National Mortgage Association
  Series 1997-M5, Class C
   6.740%                 08/25/07           3,000     3,094,200
                                                     -----------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
   (Cost $11,358,761)                                 11,512,403
                                                     -----------
MORTGAGE-BACKED SECURITIES -- 23.8%
Federal Home Loan Mortgage Corp.
  Pool #W10002
   6.775%                 11/01/03           2,320     2,388,150
Federal Home Loan Mortgage Corp.
  Pool #865008
   8.454%                 02/01/18              56        59,003
Federal National Mortgage Association
  Pool #8217
  11.000%                 12/01/15           1,674     1,863,049
Federal National Mortgage Association
  Pool #73738
   6.825%                 11/01/01           3,765     3,861,750
Federal National Mortgage Association
  Pool #73755
   6.890%                 01/01/02           2,895     2,961,224
Federal National Mortgage Association
  Pool #303724
   6.000%                 01/01/11           3,573     3,548,126
Federal National Mortgage Association
  Pool #375255
   6.920%                 07/01/04             997     1,008,725
Government National Mortgage
  Association Pool #8720
   6.875%                 10/20/25             506       517,771
Government National Mortgage
  Association Pool #162989
   9.000%                 05/15/16              22        23,586
Government National Mortgage
  Association Pool #227125
   9.000%                 07/15/17             115       125,334
Government National Mortgage
  Association Pool #346458
   8.000%                 03/15/23             283       294,920
Government National Mortgage
  Association Pool #352110
   7.000%                 08/15/23           3,290     3,335,395
Government National Mortgage
  Association Pool #780389
   9.000%                 08/15/09           3,506     3,817,265
                                                     -----------
TOTAL MORTGAGE-BACKED SECURITIES
   (Cost $23,144,848)                                 23,804,298
                                                     -----------


                       See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS
                        INTERMEDIATE GOVERNMENT BOND FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 1997
--------------------------------------------------------------------------------
COUPON                                PAR
 RATE                     MATURITY   (000)    VALUE(DAGGER)
------                    --------  --------  ------------
U.S. TREASURY OBLIGATIONS -- 25.6%
U.S. Treasury Bonds
  10.750%                 08/15/05  $ 2,300  $  2,992,875
   6.750%                 08/15/26      400       440,752
                                             ------------
                                                3,433,627
                                             ------------
U.S. Treasury Notes
   6.250%*                03/31/99    6,000     6,044,939
   5.875%                 08/31/99    1,400     1,404,802
   5.875%                 11/15/99    3,000     3,011,580
   7.750%                 01/31/00       15        15,606
   6.625%                 06/30/01    1,675     1,721,850
   7.500%                 11/15/01      650       689,357
   5.875%                 11/30/01    8,000     8,034,079
   7.250%                 08/15/04      330       356,901
                                             ------------
                                               21,279,114
                                             ------------
U.S. Treasury Notes - TIPS
   3.375%                 01/15/07      900       894,375
                                             ------------
TOTAL U.S. TREASURY OBLIGATIONS
  (Cost $25,452,877)                           25,607,116
                                             ------------
                                    SHARES
                                    ------
TEMPORARY INVESTMENTS -- 5.2%
Goldman Sachs Financial Square
  Treasury Obligation Portfolio
  (Cost $5,154,710)               5,154,710     5,154,710
                                             ------------
TOTAL INVESTMENTS -- 98.7%
  (Cost $97,264,972)                           98,754,803
                                             ------------
OTHER ASSETS IN EXCESS OF
  LIABILITIES-- 1.3%                            1,320,221
                                             ------------
NET ASSETS -- 100.0%
Applicable to 6,008,794 and 43,274
   shares of beneficial interest outstanding
   of Institutional Class and Class A,
   respectively, $.001 par value (Note 9)    $100,075,024
                                             ============




                                              VALUE(DAGGER)
                                              ------------
NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER INSTITUTIONAL
  CLASS SHARE ($99,359,448/6,008,794)              $16.54
                                                   ======
NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER CLASS A SHARE
  ($715,576/43,274)                                $16.54
                                                   ======
----------
(DAGGER) See Note 2a to the Financial Statements.
* Security pledged as collateral for futures contracts.
IO -- Interest Only security.
PO -- Principal Only security.
TIPS -- Treasury Inflation Protection Securities.

                                    NUMBER OF    UNREALIZED
                                    CONTRACTS   APPRECIATION
                                    ---------   ------------
Futures Contracts -- Long Position
  U.S. Treasury Notes, March 1998      100        $84,375
                                       ===        =======


                       See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS
                        INTERMEDIATE TAX-EXEMPT BOND FUND
                             STATEMENT OF NET ASSETS
                                DECEMBER 31, 1997
--------------------------------------------------------------------------------
 ANNUALIZED                                  PAR
 YIELD/RATE               MATURITY          (000)    VALUE(DAGGER)
------------              --------         --------  ------------
MUNICIPAL BONDS -- 99.7%
ALASKA -- 3.4%
Anchorage, Alaska, Electric Utility Revenue
  Bonds Series 1996D VR
   3.700%                 01/07/98         $ 6,500   $ 6,500,000
                                                     -----------
ARIZONA -- 13.7%
Arizona State Transportation Board Highway
  Revenue Bonds Series A
   6.500%                 07/01/11           6,300     6,859,125
Maricopa County, Arizona, Unified School
  District No. 48 Scottsdale General
  Obligation Bonds
   7.750%                 07/01/02           1,570     1,799,612
Phoenix, Arizona, General Obligation
  Bonds Series A
   7.500%                 07/01/08           5,000     6,318,750
Salt River Project, Arizona, Agriculture
  & Improvement District Revenue
  Bonds Series B
   6.500%                 01/01/04           6,050     6,776,000
Tucson, Arizona, Street & Highway
  User Revenue Bonds Series A
   7.000%                 07/01/11           1,800     2,216,250
   7.000%                 07/01/12           2,000     2,460,000
                                                     -----------
                                                      26,429,737
                                                     -----------
CALIFORNIA -- 3.7%
Metropolitan Water District, Southern
  California Waterworks Revenue Bonds
  Series C
   5.250%                 07/01/15           4,000     4,055,000
Redding, California, Joint Powers
  Financing Authority Electric System
  Revenue Bonds Series A
   5.250%                 06/01/15           3,000     3,041,250
                                                     -----------
                                                       7,096,250
                                                     -----------
COLORADO -- 3.0%
Denver, Colorado, City and County Airport
  Revenue Bonds Series A
   7.500%                 11/15/06           5,000     5,800,000
                                                     -----------
CONNECTICUT -- 1.6%
Connecticut State Clean Water
  Revenue Bonds
   5.250%                 03/01/15           3,000     3,078,750
                                                     -----------
DELAWARE -- 2.0%
Delaware State General Obligation Bonds
   6.125%                 04/01/01           3,700     3,935,875
                                                     -----------
FLORIDA -- 6.3%
Florida State Department of
  Transportation-Right of Way General
  Obligation Bond Series B
   5.000%                 07/01/15           5,105     5,105,000
Gainesville, Florida, Utilities System
  Revenue Bonds Series A
   5.750%                 10/01/07           1,500     1,659,375



 ANNUALIZED                                  PAR
 YIELD/RATE               MATURITY          (000)    VALUE(DAGGER)
------------              --------         --------  ------------
MUNICIPAL BONDS (CONTINUED)
FLORIDA (CONTINUED)
Reedy Creek, Florida, Improvement
  District, Florida Utilities Revenue Bonds
  Series 1991-1
   6.500%                 10/01/16         $ 5,000   $ 5,456,250
                                                     -----------
                                                      12,220,625
                                                     -----------
GEORGIA -- 0.6%
Georgia State General Obligation Bonds
  Series C
   7.250%                 07/01/02           1,000     1,132,500
                                                     -----------
ILLINOIS -- 6.8%
Chicago, Illinois, Board of Education
  General Obligation Bonds
   6.750%                 12/01/09           1,000     1,193,750
Chicago, Illinois, Metropolitan Water
  Reclamation District-Greater Chicago
  Capital Improvement General
  Obligation Bonds
   6.600%                 01/01/02           2,600     2,830,750
   6.300%                 12/01/09           2,000     2,245,000
DuPage County, Illinois, First Preservation
  District General Obligation Bonds
   6.000%                 11/01/03           2,000     2,185,000
   4.300%                 10/01/04           1,475     1,478,687
Sangamon County, Illinois, School District
  General Obligation Bonds
   6.900%                 01/01/07           2,700     3,199,500
                                                     -----------
                                                      13,132,687
                                                     -----------
INDIANA -- 4.0%
Indiana Health Facility Financing Authority
  Hospital Revenue Bonds (Clarian
  Health Partners) Series A
   6.000%                 02/15/05           4,000     4,345,000
Indiana Municipal Power Agency, Power
  Supply System Revenue Bonds Series B
   6.000%                 01/01/11           3,000     3,352,500
                                                     -----------
                                                       7,697,500
                                                     -----------
KANSAS -- 1.5%
Kansas State Department of Transportation
  Highway Revenue Bonds
   7.250%                 03/01/04           2,555     2,970,187
                                                     -----------
KENTUCKY -- 1.9%
Kentucky Economic Development Finance
  Authority Hospital Facilities Revenue
  Bonds (Pikeville United Methodist
  Hospital)
   5.625%                 02/01/17           3,500     3,648,750
                                                     -----------
MARYLAND -- 2.0%
Maryland State Department of
  Transportation Revenue Bonds
   4.200%                 06/15/03             680       680,850


                       See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS
                        INTERMEDIATE TAX-EXEMPT BOND FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 1997
--------------------------------------------------------------------------------
 ANNUALIZED                                  PAR
 YIELD/RATE               MATURITY          (000)    VALUE(DAGGER)
------------              --------         --------  ------------
MUNICIPAL BONDS (CONTINUED)
MARYLAND (CONTINUED)
Maryland State General Obligation Bonds
   5.300%                 10/15/99         $ 2,000   $ 2,050,000
Montgomery County, Maryland,
  General Obligation Bonds
   8.600%                 05/01/03           1,000     1,207,500
                                                     -----------
                                                       3,938,350
                                                     -----------
MASSACHUSETTS -- 0.9%
Massachusetts State Health & Educational
  Facilities Authority Revenue Bonds
  (Northeastern University) Series D
   7.125%                 10/01/10           1,500     1,646,250
                                                     -----------
MICHIGAN -- 5.3%
Chippewa County, Michigan, Hospital
  Finance Revenue Bonds (Chippewa
  County War Memorial Hospital) Series A
   5.000%                 11/01/04           1,075     1,085,750
Chippewa County, Michigan, Hospital
  Finance Revenue Bonds (Chippewa
  County War Memorial Hospital)
  Series B
   5.000%                 11/01/04           2,140     2,161,400
Detroit, Michigan, Water Supply System
  Revenue Bonds Series A
   5.300%                 07/01/09           1,000     1,073,750
Kent County, Michigan, General Obligation
  Bonds Refuse Disposal System Series A
   4.625%                 11/01/04           3,480     3,562,650
Oakland University, Michigan,
  Revenue Bonds
   5.000%                 05/15/10           1,180     1,209,500
   5.100%                 05/15/11           1,175     1,204,375
                                                     -----------
                                                      10,297,425
                                                     -----------
MINNESOTA -- 1.2%
Minnesota State General Obligation Bonds
   4.900%                 08/01/02           2,300     2,383,375
                                                     -----------
MISSISSIPPI -- 1.7%
Mississippi River Bridge Authority
  Revenue Bonds
   6.750%                 11/01/12           3,000     3,315,000
                                                     -----------
MISSOURI -- 1.0%
Kansas City, Missouri, General
  Obligation Bonds (Streetlight Project)
  Series B
   5.000%                 02/01/14           1,990     2,007,412
                                                     -----------
NEBRASKA -- 0.6%
Omaha, Nebraska, General Obligation
  Bonds
   5.125%                 12/01/99           1,070     1,096,750
                                                     -----------



 ANNUALIZED                                  PAR
 YIELD/RATE               MATURITY          (000)    VALUE(DAGGER)
------------              --------         --------  ------------
MUNICIPAL BONDS (CONTINUED)
NEW JERSEY -- 2.9%
New Jersey State Highway Authority,
  Garden State Parkway General
  Revenue Bonds
   6.200%                 01/01/10         $ 5,000   $ 5,693,750
                                                     -----------
NEW YORK -- 4.5%
New York State General Obligation Bonds
  Series B
   6.375%                 08/15/00           3,750     3,970,313
New York City General Obligation Bonds
  Series H
   6.000%                 08/01/10           3,000     3,225,000
Westchester County, New York, General
  Obligation Bonds Series D
   4.625%                 11/15/10           1,600     1,578,000
                                                     -----------
                                                       8,773,313
                                                     -----------
NORTH CAROLINA -- 3.3%
Mecklenburg County, North Carolina,
  General Obligation Bonds
   5.000%                 04/01/08           6,000     6,315,000
                                                     -----------
OHIO -- 4.3%
Ohio State Natural Resource Capital
  Facilities General Obligation Bonds
  Series C
   4.700%                 04/01/04           2,470     2,550,275
Warren, Ohio, Hospital Revenue Bonds
  (Warren General Hospital Project)
  Series B
   7.300%                 11/15/14           5,000     5,862,500
                                                     -----------
                                                       8,412,775
                                                     -----------
SOUTH CAROLINA -- 1.4%
South Carolina State Capital Improvement
  General Obligation Bonds Series V
   6.500%                 02/01/00           2,635     2,758,239
                                                     -----------
TENNESSEE -- 3.1%
Tennessee State General Obligation Bonds
   5.000%                 05/01/08           5,700     5,949,375
                                                     -----------
TEXAS -- 8.7%
Austin, Texas, Independent School
  District General Obligation Bonds
   7.000%                 08/01/04           5,210     6,017,550
Bexar County, Texas, Detention
  Facilities General Obligation Bonds
   7.250%                 06/15/04           1,000     1,170,000
Harris County, Texas, General
  Obligation Bonds
   9.000%                 06/01/02           1,250     1,482,813
Spring Branch, Texas, Independent
  School District General
  Obligation Bonds
   6.500%                 02/01/02           1,750     1,903,125


                       See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS
                        INTERMEDIATE TAX-EXEMPT BOND FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 1997
--------------------------------------------------------------------------------
 ANNUALIZED                                  PAR
 YIELD/RATE               MATURITY          (000)    VALUE(DAGGER)
------------              --------         --------  ------------
MUNICIPAL BONDS (CONTINUED)
TEXAS (CONTINUED)
University of Texas Revenue Bonds
  Financing System Series B
   6.000%                 08/15/06         $ 3,540   $ 3,973,650
West Central Texas Municipal Water
  District Revenue Bonds, Water
  Transmission Line Contract
   6.750%                 11/01/03           2,000     2,250,000
                                                     -----------
                                                      16,797,138
                                                     -----------
UTAH -- 5.8%
Jordan, Utah, School District General
  Obligation Bonds
   5.000%                 06/15/01           1,670     1,726,363
Utah State General Obligation Bonds
   6.000%                 07/01/01           5,000     5,337,500
Utah State General Obligation Bonds
  Series 1991G
   5.500%                 07/01/98           4,100     4,135,547
                                                     -----------
                                                      11,199,410
                                                     -----------
VIRGINIA -- 1.7%
Virginia Commonwealth Transportation
  Board Revenue Bonds Northern Virginia
  Transportation District PG-B
   5.000%                 05/15/15           3,310     3,297,588
                                                     -----------
WASHINGTON -- 1.6%
Washington State Motor Vehicle Fuel Tax
  General Obligation Bonds Series F
   5.300%                 07/01/13           1,000     1,025,000
Washington State Public Power Supply
  System Nuclear Project No. 2
  Revenue Bonds
   5.750%                 07/01/09           2,000     2,160,000
                                                     -----------
                                                       3,185,000
                                                     -----------
WISCONSIN -- 1.2%
Wisconsin State Transportation Revenue
  Bonds Series A
   7.500%                 07/01/04           2,000     2,355,000
                                                     -----------
TOTAL MUNICIPAL BONDS
   (Cost $187,154,552)                               193,064,011
                                                     -----------




                                           SHARES   VALUE(DAGGER)
                                          --------  ------------
TEMPORARY INVESTMENTS -- 0.1%
Federated Tax-Free Obligation Fund         121,636  $    121,636
Goldman Sachs Financial Square
  Tax-Exempt Money Market Portfolio        152,709       152,709
                                                    ------------
TOTAL TEMPORARY INVESTMENTS
   (Cost $274,345)                                       274,345
                                                    ------------
TOTAL INVESTMENTS -- 99.8%
   (Cost $187,428,897)                               193,338,356
                                                    ------------
OTHER ASSETS IN EXCESS OF
   LIABILITIES-- 0.2%                                    315,057
                                                    ------------
NET ASSETS -- 100.0%
Applicable to 17,957,500 and 59,934
   shares of beneficial interest outstanding
   of Institutional Class and Class A,
   respectively, $.001 par value (Note 9)           $193,653,413
                                                    ============
NET ASSET VALUE, OFFERING AND
   REDEMPTION PRICE PER INSTITUTIONAL
   CLASS SHARE ($193,009,223/17,957,500)                  $10.75
                                                          ======
NET ASSET VALUE, OFFERING AND
   REDEMPTION PRICE PER CLASS A SHARE
   ($644,190/59,934)                                      $10.75
                                                          ======
----------
(DAGGER) See Note 2a to the Financial Statements.
VR -- Variable rate demand note; interest rate in effect on 12/31/97. Maturity date is the later of the next interest rate change or exercise of the demand feature.


                       See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS
                              TAX-EXEMPT BOND FUND
                             STATEMENT OF NET ASSETS
                                DECEMBER 31, 1997
--------------------------------------------------------------------------------
 ANNUALIZED                                  PAR
 YIELD/RATE               MATURITY          (000)    VALUE(DAGGER)
------------              --------         --------  ------------
MUNICIPAL BONDS -- 96.6%
ARIZONA -- 0.7%
Maricopa County, Arizona, Hospital
  Revenue Bonds
   6.125%                 04/01/18          $1,250   $ 1,328,125
                                                     -----------
CALIFORNIA -- 6.1%
California Educational Facilities Authority
  Revenue Bonds (Stanford University
  Project) Series N
   5.200%                 12/01/27           5,000     5,018,750
California State General Obligation Bonds
   5.000%                 10/01/23           3,000     2,932,500
San Diego, California, Public Facilities
  Financing Authority Sewer Revenue
  Bonds Series A
   5.250%                 05/15/22           3,000     3,015,000
                                                     -----------
                                                      10,966,250
                                                     -----------
COLORADO -- 0.6%
Colorado Springs, Colorado, Utilities
  Revenue Bonds Unrefunded Balance
  Series A
   6.500%                 11/15/15           1,000     1,093,750
                                                     -----------
CONNECTICUT -- 1.6%
Connecticut State General Obligation
  Bonds Series B
   6.000%                 11/15/01           2,725     2,915,750
                                                     -----------
FLORIDA -- 6.7%
Florida State, Broward County Expressway
  Authority General Obligation Bonds
   9.875%                 07/01/09           4,000     5,760,000
Gainesville, Florida, Utilities System
  Revenue Bonds Series A
   5.200%                 10/01/22           4,990     5,008,712
Orlando, Florida, Utilities Commission
  Water & Electric Revenue Bonds Series D
   6.750%                 10/01/17           1,000     1,231,250
                                                     -----------
                                                      11,999,962
                                                     -----------
GEORGIA -- 4.0%
Atlanta, Georgia, Airport Facilities
  Revenue Bonds
   6.000%                 01/01/07           2,000     2,235,000
Georgia State General Obligation Bonds
  Series C
   7.250%                 07/01/02           1,500     1,698,750
Metropolitan Atlanta Rapid Transportation
  Authority, Georgia Sales Tax Revenue
  Bonds Series N
   6.200%                 07/01/10           2,890     3,276,537
                                                     -----------
                                                       7,210,287
                                                     -----------
ILLINOIS -- 13.1%
Chicago, Illinois, General Obligation Bonds
   5.250%                 01/01/27           3,000     2,970,000



 ANNUALIZED                                  PAR
 YIELD/RATE               MATURITY          (000)    VALUE(DAGGER)
------------              --------         --------  ------------
MUNICIPAL BONDS (CONTINUED)
ILLINOIS (CONTINUED)
Chicago, Illinois, Wastewater
  Transmission Revenue Bonds
   5.250%                 01/01/28         $ 4,000   $ 4,005,000
De Kalb & Kane Counties, Illinois,
  Community United School
  District No. 427 General Obligation
  Bonds
   5.500%                 01/01/11           1,325     1,419,406
   5.550%                 01/01/12           1,125     1,209,375
Illinois Development Finance Authority
  Revenue Bonds (School
  District No. U46 Project)
   9.000%                 01/01/07           4,250     5,684,375
Illinois Development Finance Authority
  Revenue Bonds (School District
  PG - Rockford School No. 205)
   6.650%                 02/01/11           4,000     4,725,000
Illinois Educational Facilities Authority
  Revenue Bonds (Shedd Aquarium
  Society)
   5.350%                 07/01/13           1,270     1,303,337
   5.400%                 07/01/14           1,240     1,272,550
Illinois State Sales Tax Revenue Bonds
  Series V
   6.375%                 06/15/20           1,000     1,088,750
                                                     -----------
                                                      23,677,793
                                                     -----------
INDIANA -- 4.7%
Indiana Municipal Power Agency,
  Power Supply System Revenue Bonds
  Series B
   6.000%                 01/01/11           6,455     7,213,463
Saint Joseph's County, Indiana,
  Educational Facilities Revenue Bonds
  (University of Notre Dame Du Lac Project)
   6.500%                 03/01/26           1,000     1,236,250
                                                     -----------
                                                       8,449,713
                                                     -----------
KENTUCKY -- 2.3%
Kentucky Economic Development Finance
  Authority Hospital Facilities Revenue Bonds
  (Pikeville United Methodist Hospital)
   5.625%                 02/01/17           2,000     2,085,000
   5.700%                 02/01/28           2,000     2,080,000
                                                     -----------
                                                       4,165,000
                                                     -----------
MASSACHUSETTS -- 2.7%
Massachusetts State Health and
  Educational Facilities Authority Revenue
  Bonds (Berklee College of Music)
  Series E
   5.100%                 10/01/27           2,000     1,972,500


                       See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS
                              TAX-EXEMPT BOND FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 1997
--------------------------------------------------------------------------------
 ANNUALIZED                                  PAR
 YIELD/RATE               MATURITY          (000)    VALUE(DAGGER)
------------              --------         --------  ------------
MUNICIPAL BONDS (CONTINUED)
MASSACHUSETTS (CONTINUED)
Massachusetts State Turnpike Authority
  Metropolitan Highway System Revenue
  Bonds Series A
   5.000%                 01/01/37         $ 3,000   $ 2,906,250
                                                     -----------
                                                       4,878,750
                                                     -----------
MICHIGAN -- 12.9%
Detroit, Michigan, Water Supply System
  Revenue Bonds
   6.500%                 07/01/15           1,000     1,188,750
East Grand Rapids, Michigan, Public
  School District General Obligation Bonds
   5.000%                 05/01/16           2,500     2,496,875
Kent County, Michigan, Refuse Disposal
  Systems General Obligation Bonds
  Series A
   5.000%                 11/01/06           4,105     4,294,856
Michigan State Trunk Line Revenue
  Bonds Series A
   5.250%                 11/15/04           2,460     2,592,225
Oakland County, Michigan, Economic
  Development Corp. Limited Obligation
  Revenue Bonds (Cranbrook Educational
  Community) Series C
   6.900%                 11/01/14           2,725     3,137,156
Pinckney, Michigan, Community Schools
  General Obligation Bonds
   5.500%                 05/01/27           6,500     6,670,625
Royal Oak, Michigan, Hospital Finance
  Authority Revenue Bonds (William
  Beaumont Hospital)
   5.500%                 01/01/18           2,825     2,906,219
                                                     -----------
                                                      23,286,706
                                                     -----------
MINNESOTA -- 1.4%
Metropolitan Council Minneapolis-St. Paul
  Metropolitan Area General Obligation
  Bonds Series B
   5.150%                 09/01/08           2,425     2,515,938
                                                     -----------
MISSISSIPPI -- 1.8%
Mississippi River Bridge Authority
  Revenue Bonds
   6.750%                 11/01/12           3,000     3,315,000
                                                     -----------
NEW JERSEY -- 1.3%
New Jersey State Highway Authority,
  Garden State Parkway General
  Revenue Bonds
   6.200%                 01/01/10           2,000     2,277,500
                                                     -----------
NEW YORK -- 5.6%
New York City General Obligation Bonds
  Series H
   6.000%                 08/01/13           3,500     3,723,125



 ANNUALIZED                                  PAR
 YIELD/RATE               MATURITY          (000)    VALUE(DAGGER)
------------              --------         --------  ------------
MUNICIPAL BONDS (CONTINUED)
NEW YORK (CONTINUED)
New York City Municipal Water Finance
  Authority Water & Sewer System
  Revenue Bonds Series A
   5.625%                 06/15/19         $ 3,000   $ 3,090,000
Port Authority of New York and
  New Jersey Consolidated Series One
  Hundred Revenue Bonds
   5.625%                 10/15/17           3,175     3,286,125
                                                     -----------
                                                      10,099,250
                                                     -----------
NORTH CAROLINA -- 2.3%
Mecklenburg County, North Carolina,
  General Obligation Bonds
   5.000%                 04/01/08           4,000     4,210,000
                                                     -----------
OHIO -- 1.2%
Ohio State Higher Educational Facilities
  Community Revenue Bonds
  (Denison University Project)
   5.350%                 11/01/10           1,000     1,043,750
   5.400%                 11/01/11           1,000     1,037,500
                                                     -----------
                                                       2,081,250
                                                     -----------
OKLAHOMA -- 0.9%
Tulsa, Oklahoma, Industrial Authority
  Revenue Bonds (University of Tulsa)
  Series A
   6.000%                 10/01/16           1,500     1,689,375
                                                     -----------
PENNSYLVANIA -- 2.8%
Somerset County, Pennsylvania,
  General Authority Commonwealth
  Lease Revenue Bonds
   6.250%                 10/15/11           4,670     5,008,575
                                                     -----------
TENNESSEE -- 2.4%
Tennessee State General Obligation Bonds
   5.500%                 05/01/27           4,180     4,347,200
                                                     -----------
TEXAS -- 12.2%
Crowley, Texas, Independent School
  District General Obligation Bonds
   5.200%                 08/01/24           5,595     5,601,994
Dallas, Texas, General Obligation Bonds
   6.000%                 02/15/03           2,320     2,520,100
Harris County, Texas, Criminal Justice
  Center General Obligation Bonds
   5.500%                 10/01/12           2,540     2,660,650
Houston, Texas, Water & Sewer
  System Revenue Bonds Series A
   6.200%                 12/01/23           4,750     5,314,063
North Texas Health Facilities Development
  Corp. Revenue Bonds (United
  Regulatory Health Care System
  Income Project)
   5.000%                 09/01/09           1,000     1,021,250
   5.000%                 09/01/10           1,000     1,012,500


                       See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS
                              TAX-EXEMPT BOND FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 1997
--------------------------------------------------------------------------------
 ANNUALIZED                                  PAR
 YIELD/RATE               MATURITY          (000)    VALUE(DAGGER)
------------              --------         --------  ------------
MUNICIPAL BONDS (CONTINUED)
TEXAS (CONTINUED)
Tarrant County, Texas, Water Control &
  Improvement District No. 001 Water
  Revenue Bonds
   4.750%                 03/01/12         $ 4,000  $  3,895,000
                                                    ------------
                                                      22,025,557
                                                    ------------
VERMONT -- 1.5%
Vermont Educational & Health Buildings
  Financing Agency Revenue Bonds
  (Middlebury College Project)
   5.500%                 11/01/16           2,550     2,658,375
                                                    ------------
VIRGINIA -- 2.7%
Norfolk, Virginia, Water Revenue Bonds
   5.875%                 11/01/15           2,400     2,577,000
Richmond, Virginia, General Obligation
  Bonds Series B
   6.500%                 07/15/02           2,160     2,373,300
                                                    ------------
                                                       4,950,300
                                                    ------------
WASHINGTON -- 2.2%
Washington State Public Power Supply
  System Nuclear Project No. 3 Revenue
  Bonds Series A
   5.250%                 07/01/17           4,000     4,005,000
                                                    ------------
WISCONSIN -- 2.9%
Wisconsin State General Obligation
  Bonds Series 3
   5.250%                 11/01/10           5,000     5,293,750
                                                    ------------
TOTAL MUNICIPAL BONDS
   (Cost $164,651,261)                               174,449,156
                                                    ------------




                                           SHARES   VALUE(DAGGER)
                                         ---------  ------------
TEMPORARY INVESTMENTS -- 2.1%
Federated Tax-Free Obligation Fund       1,845,590  $  1,845,590
Goldman Sachs Financial Square
  Tax-Exempt Money Market Portfolio      1,896,280     1,896,280
                                                    ------------
TOTAL TEMPORARY INVESTMENTS
   (Cost $3,741,870)                                   3,741,870
                                                    ------------
TOTAL INVESTMENTS -- 98.7%
   (Cost $168,393,131)                               178,191,026
                                                    ------------
OTHER ASSETS IN EXCESS OF
   LIABILITIES-- 1.3%                                  2,324,324
                                                    ------------
NET ASSETS -- 100.0%
Applicable to 17,091,270 and 61,169
   shares of beneficial interest outstanding
   of Institutional Class and Class A,
   respectively, $.001 par value (Note 9)           $180,515,350
                                                    ============
NET ASSET VALUE, OFFERING AND
   REDEMPTION PRICE PER INSTITUTIONAL
   CLASS SHARE ($179,871,600/17,091,270)                  $10.52
                                                          ======
NET ASSET VALUE, OFFERING AND
   REDEMPTION PRICE PER CLASS A SHARE
   ($643,750/61,169)                                      $10.52
                                                          ======
----------
(DAGGER) See Note 2a to the Financial Statements.


                       See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS
                           CONVERTIBLE SECURITIES FUND
                             STATEMENT OF NET ASSETS
                                DECEMBER 31, 1997
--------------------------------------------------------------------------------

                                     SHARES  VALUE(DAGGER)
                                     ------  ------------
COMMON STOCK -- 4.2%
BANKS -- 2.8%
First Chicago NBD Corp.              20,000  $ 1,670,000
                                             -----------
BUSINESS SERVICES -- 0.0%
Olsten Corp.                              1           15
                                             -----------
DRUGS -- 0.0%
Crescendo Pharmaceuticals Corp.*      1,083       12,455
                                             -----------
OFFICE EQUIPMENT -- 0.7%
Quantum Corp.*                       19,384      388,891
                                             -----------
OIL AND GAS -- 0.7%
Enron Corp.                          20,000      423,750
                                             -----------
TOTAL COMMON STOCK
   (Cost $1,185,064)                           2,495,111
                                             -----------
CONVERTIBLE PREFERRED STOCK -- 50.6%
BANKS -- 1.7%
National Australia Bank Ltd.         13,500      383,906
Sovereign Bancorp, Inc.               4,900      612,500
                                             -----------
                                                 996,406
                                             -----------
CHEMICALS -- 1.3%
Corning, Inc.                        12,950      798,044
                                             -----------
CONSTRUCTION -- 1.2%
Owens Corning Capital                14,700      716,625
                                             -----------
CONTAINERS -- 1.1%
Crown Cork & Seal Co., Inc.          14,000      658,000
                                             -----------
ELECTRIC & GAS -- 2.5%
Citizens Utilities Trust             14,800      706,700
Houston Industries, Inc.             14,000      798,875
                                             -----------
                                               1,505,575
                                             -----------
ELECTRONICS -- 1.6%
Echostar Communications Corp.*       20,000      930,000
                                             -----------
FOOD & BEVERAGES -- 5.1%
Chiquita Brands International, Inc.  10,000      615,000
Dole Food Co.                         5,000      217,500
Ralston Purina Co.                   31,250    2,175,781
                                             -----------
                                               3,008,281
                                             -----------
FOREST PRODUCTS & PAPER -- 2.9%
Fort James Corp. Series K             3,820      210,100
Fort James Corp. Series L            22,850    1,273,888
International Paper Capital Trust     5,000      238,750
                                             -----------
                                               1,722,738
                                             -----------
HEALTH CARE SERVICES -- 1.1%
Laboratory Corp. of America           5,000      231,250
Medpartners, Inc.*                   19,000      418,000
                                             -----------
                                                 649,250
                                             -----------




                                              SHARES  VALUE(DAGGER)
                                              ------  ------------
CONVERTIBLE PREFERRED STOCK (CONTINUED)
HOTELS, RESTAURANTS -- 2.6%
Felcor Suite Hotels, Inc.                     15,000   $  429,375
Hilton Hotels Corp.                           39,100    1,099,688
                                                       ----------
                                                        1,529,063
                                                       ----------
INSURANCE -- 3.3%
American General                               9,800      695,800
American Heritage Life Investment Corp.        2,500      142,500
Conseco Finance Trust IV*                     15,000      768,750
St. Paul Capital, Inc.                         4,900      352,800
                                                       ----------
                                                        1,959,850
                                                       ----------
LEISURE -- 0.6%
Mattel, Inc.                                  24,000      384,000
                                                       ----------
MACHINERY & EQUIPMENT -- 1.8%
Breed Technologies Inc. Capital Trust*        15,000      721,875
Cooper Industries, Inc.                       18,500      337,625
                                                       ----------
                                                        1,059,500
                                                       ----------
MEDIA -- 5.4%
Evergreen Media Corp.                         10,000      771,250
Merrill Lynch & Co., Inc. "Cox" STRYPES        4,850      164,294
Merrill Lynch & Co., Inc. "I.G.L." STRYPES    16,800      579,600
Sinclair Broadcasting Group, Inc.              9,500      543,875
Snyder Communications, Inc. STRYPES           20,000      680,000
Triathlon Broadcasting Co.                    48,500      491,062
                                                       ----------
                                                        3,230,081
                                                       ----------
MISCELLANEOUS FINANCE -- 9.5%
Equity Residential Properties Trust           20,000      512,500
Excel Realty Trust, Inc. Series A             25,000      742,188
Merrill Lynch & Co., Inc. "SAI" STRYPES        5,000      352,500
Penncorp Financial Group, Inc.                14,700    1,192,537
Rouse Co.                                     15,000      750,000
Security Capital Pacific Trust                31,700    1,038,175
U.S. Restaurant Properties, Inc.*             20,000      510,000
Wendy's Financing                             10,000      550,000
                                                       ----------
                                                        5,647,900
                                                       ----------
OFFICE EQUIPMENT -- 1.9%
Ikon Office Solutions, Inc.                   10,000      677,500
Microsoft Corp.                                5,000      448,750
                                                       ----------
                                                        1,126,250
                                                       ----------
OIL & GAS -- 2.1%
EVI, Inc.*                                    20,000      920,000
Ultramar Diamond Shamrock Corp.                5,300      326,612
                                                       ----------
                                                        1,246,612
                                                       ----------
TELEPHONES -- 2.0%
AirTouch Communications, Inc.                 10,000      356,250
IXC Communications, Inc.                       1,969      276,152
Salomon, Inc.                                  9,800      580,650
                                                       ----------
                                                        1,213,052
                                                       ----------


                       See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS
                           CONVERTIBLE SECURITIES FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 1997
--------------------------------------------------------------------------------

                                              SHARES  VALUE(DAGGER)
                                             -------  ------------
CONVERTIBLE PREFERRED STOCK (CONTINUED)
THRIFT INSTITUTIONS -- 2.9%
Ahmanson, (H.F.) & Co.                        12,530  $ 1,722,875
                                                      -----------
TOTAL CONVERTIBLE PREFERRED STOCK
   (Cost $25,569,719)                                  30,104,102
                                                      -----------
   COUPON                                        PAR
    RATE                 MATURITY               (000)  VALUE(DAGGER)
   ------                --------               -----  ------------
CONVERTIBLE CORPORATE BONDS -- 40.9%
AEROSPACE -- 0.9%
Kellstrom Industries, Inc.
   5.750%                 10/15/02            $  500      541,875
                                                      -----------
BANKS -- 0.9%
Bankatlantic Bancorp, Inc.
   5.625%                 12/01/07               500      543,125
                                                      -----------
BUSINESS SERVICES -- 2.0%
Berkshire Hathaway, Inc.
   1.000%                 12/02/01               500      799,375
Mail-Well, Inc.
   5.000%                 11/01/02               300      363,000
                                                      -----------
                                                        1,162,375
                                                      -----------
DRUGS -- 1.7%
Atrix Laboratories, Inc.
   7.000%                 12/01/04               500      480,000
Dura Pharmaceuticals, Inc.
   3.500%                 07/15/02               490      545,737
                                                      -----------
                                                        1,025,737
                                                      -----------
ELECTRONICS -- 9.3%
Activision, Inc.
   6.750%                 01/01/05               500      530,000
C-Cube Microsystems, Inc.
   5.875%                 11/01/05               300      252,375
Gilat Satellite Networks
   6.500%                 06/03/04               500      481,250
Hewlett Packard Co.
   0.000%                 10/14/17             1,400      735,000
Kent Electronics Corp.
   4.500%                 09/01/04               475      397,219
Mascotech, Inc.
   4.500%                 12/15/03               500      444,375
Quantum Corp.
   7.000%                 08/01/04               225      205,594
Reptron Electronics, Inc.
   6.750%                 08/01/04               385      313,294
S3, Inc.
   5.750%                 10/01/03               485      337,075
Technomatix Technologies, Ltd.
   5.250%                 08/15/04               630      622,125
Veritas Software Corp.
   5.250%                 11/01/04               500      545,625
VLSI Technology, Inc.
   8.250%                 10/01/05               250      243,438
World Access, Inc.
   4.500%                 10/01/02               500      429,375
                                                      -----------
                                                        5,536,745
                                                      -----------



   COUPON                                        PAR
    RATE                 MATURITY               (000)  VALUE(DAGGER)
   ------                --------               -----  ------------
CONVERTIBLE CORPORATE BONDS (CONTINUED)
ENERGY SERVICES -- 0.9%
Enserch Corp.
   6.375%                 04/01/02            $  500   $  538,750
                                                       ----------
HEALTH CARE SERVICES -- 6.1%
Alza Corp.
   5.000%                 05/01/06             1,490    1,560,775
Atria Communities, Inc.
   5.000%                 10/15/02               500      513,750
Hybridon, Inc.
   9.000%                 04/01/04               290      146,450
NCS Healthcare, Inc.
   5.750%                 08/15/04               250      255,625
Thermolase Corp.
   4.375%                 08/05/04               500      452,500
Thermotrex Corp.
   3.250%                 11/01/07               750      735,938
                                                       ----------
                                                        3,665,038
                                                       ----------
HOTELS & RESTAURANTS -- 0.4%
Capstar Hotel Corp.
   4.750%                 10/15/04               100      100,500
Signature Resorts, Inc.
   5.750%                 01/15/07               120      116,850
                                                       ----------
                                                          217,350
                                                       ----------
INSURANCE -- 3.8%
American International Group, Inc.
   2.250%                 07/30/04               975      975,000
Fremont General Corp.
   0.000%                 10/12/98             1,000    1,058,750
Loews Corp.
   3.125%                 09/15/07               250      250,625
                                                       ----------
                                                        2,284,375
                                                       ----------
LEISURE -- 0.3%
Family Golf Centers, Inc.
   5.750%                 10/15/04               150      159,750
                                                       ----------
MACHINERY & EQUIPMENT -- 1.2%
Halter Marine Group, Inc.
   4.500%                 09/15/04               200      223,000
Mark IV Industries, Inc.
   4.750%                 11/01/04               500      469,375
                                                       ----------
                                                          692,375
                                                       ----------
MEDIA -- 0.8%
Omnicom Group, Inc.
   4.250%                 01/03/07               330      459,525
                                                       ----------
OFFICE EQUIPMENT -- 1.1%
Credit Suisse First Boston
   7.250%                 07/01/99               250      293,750
U.S. Office Products Co.
   5.500%                 05/15/03               375      354,375
                                                       ----------
                                                          648,125
                                                       ----------


                       See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS
                           CONVERTIBLE SECURITIES FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 1997
--------------------------------------------------------------------------------
   COUPON                                 PAR
    RATE                 MATURITY        (000)  VALUE(DAGGER)
   ------                --------        -----  ------------
CONVERTIBLE CORPORATE BONDS (CONTINUED)
OIL & GAS -- 4.8%
Lomak Petroleum, Inc.
   6.000%                 02/01/07      $  500  $   537,500
Pennzoil Co.
   6.500%                 01/15/03       1,220    2,314,950
                                                -----------
                                                  2,852,450
                                                -----------
POLLUTION CONTROL -- 2.2%
U.S. Filter Corp.
   4.500%                 12/15/01         750      772,500
USA Waste Services, Inc.
   4.000%                 02/01/02         500      558,125
                                                -----------
                                                  1,330,625
                                                -----------
RETAIL -- 2.2%
Corporate Express, Inc.
   4.500%                 07/01/00         250      219,687
Nine West Group, Inc.
   5.500%                 07/15/03         415      339,262
Petsmart, Inc.
   6.750%                 11/01/04         200      208,250
Rite Aid Corp.
   5.250%                 09/15/02         500      536,875
                                                -----------
                                                  1,304,074
                                                -----------
TELEPHONES -- 2.3%
Tele-Communications International, Inc.
   4.500%                 02/15/06         100       87,000
Telefonica Europe BV
   2.000%                 07/15/02         500      541,250
U.S. Cellular Corp.
   0.000%                 06/15/00       2,000      727,500
                                                -----------
                                                  1,355,750
                                                -----------
TOTAL CONVERTIBLE CORPORATE BONDS
   (Cost $22,830,521)                            24,318,044
                                                -----------
RIGHTS AND WARRANTS -- 0.0%
Security Capital Group, Inc.*
  (Cost $0)                              2,247       11,797
                                                -----------




                                       SHARES   VALUE(DAGGER)
                                       ------   ------------
TEMPORARY INVESTMENTS -- 3.9%
Dreyfus Cash Management Plus #719    1,146,260  $ 1,146,260
Goldman Sachs Financial Square
  Money Market Portfolio             1,139,127    1,139,127
                                                -----------
TOTAL TEMPORARY INVESTMENTS
   (Cost $2,285,387)                              2,285,387
                                                -----------
TOTAL INVESTMENTS -- 99.6%
   (Cost $51,870,691)                            59,214,441
                                                -----------
OTHER ASSETS IN EXCESS OF
   LIABILITIES-- 0.4%                               254,523
                                                -----------
NET ASSETS -- 100.0%
Applicable to 2,082,105 and 2,995 shares
   of beneficial interest outstanding of
   Institutional and Class A, respectively,
   $.001 par value (Note 9)                     $59,468,964
                                                ===========
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER INSTITUTIONAL CLASS SHARE
   ($59,383,549/2,082,105)                           $28.52
                                                     ======
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER CLASS A SHARE ($85,415/2,995)           $28.52
                                                     ======
----------
(DAGGER) See Note 2a to the Financial Statements.
* Non-income producing security.
STRYPES -- Structured Yield Product Exchangeable for Stock.


                       See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS
                                   EQUITY FUND
                             STATEMENT OF NET ASSETS
                                DECEMBER 31, 1997
--------------------------------------------------------------------------------



                                        SHARES    VALUE(DAGGER)
                                        ------    ------------
COMMON STOCK -- 98.1%
AEROSPACE -- 4.0%
Lockheed Martin Corp.                   153,100   $ 15,080,350
Northrop Grumman Holdings Corp.         128,200     14,743,000
Textron, Inc.                            71,900      4,493,750
                                                  ------------
                                                    34,317,100
                                                  ------------
AIR TRANSPORT -- 3.5%
AMR Corp.*                              113,200     14,546,200
Delta Air Lines, Inc.                    70,800      8,425,200
UAL Corp.*                               75,300      6,965,250
                                                  ------------
                                                    29,936,650
                                                  ------------
ALCOHOLIC BEVERAGES & TOBACCO -- 1.7%
Philip Morris Cos., Inc.                332,000     15,043,750
                                                  ------------
APPAREL, TEXTILES -- 1.1%
VF Corp.                                210,000      9,646,875
                                                  ------------
AUTOS -- 3.7%
Ford Motor Co.                          657,100     31,992,556
                                                  ------------
BANKS -- 4.3%
Bankers Trust New York Corp.             30,800      3,463,075
Chase Manhattan Corp.                   161,480     17,682,060
Comerica, Inc.                           43,200      3,898,800
Southtrust Corp.                        191,400     12,106,050
                                                  ------------
                                                    37,149,985
                                                  ------------
BUSINESS SERVICES -- 0.7%
Olsten Corp.                            380,950      5,714,250
                                                  ------------
CHEMICALS -- 0.4%
Lyondell Petrochemical Co.              137,400      3,641,100
                                                  ------------
CONSTRUCTION -- 1.8%
Centex Corp.                            248,500     15,639,969
                                                  ------------
DRUGS -- 4.7%
Bergen Brunswig Corp. Class A           232,450      9,791,956
Bristol-Myers Squibb Co.                194,500     18,404,562
McKesson Corp.                           79,300      8,579,269
PharMerica, Inc.*                       346,695      3,596,961
                                                  ------------
                                                    40,372,748
                                                  ------------
ELECTRIC & GAS -- 7.9%
GPU, Inc.                               485,500     20,451,687
Long Island Lighting Co.                743,300     22,391,912
N.Y. State Electric & Gas Corp.         717,800     25,481,900
                                                  ------------
                                                    68,325,499
                                                  ------------
ELECTRONICS -- 1.6%
Arrow Electronics, Inc.*                185,100      6,004,181
Lucent Technologies, Inc.                45,821      3,659,952
Tektronix, Inc.                          98,950      3,927,078
                                                  ------------
                                                    13,591,211
                                                  ------------
ENERGY SERVICES -- 1.4%
Ensco International, Inc.               366,800     12,287,800
                                                  ------------




                                             SHARES   VALUE(DAGGER)
                                             ------   ------------
COMMON STOCK (CONTINUED)
FOOD & BEVERAGES -- 4.4%
Conagra, Inc.                               131,500   $ 4,314,844
Dean Foods Co.                              364,700    21,699,650
Smithfield Foods, Inc.*                     357,100    11,628,069
                                                      -----------
                                                       37,642,563
                                                      -----------
FOREST PRODUCTS & PAPER -- 3.8%
Georgia Pacific Corp.                       249,600    15,163,200
Georgia Pacific Timber Group*               249,600     5,662,800
International Paper Co.                     280,300    12,087,937
                                                      -----------
                                                       32,913,937
                                                      -----------
HEALTH CARE SERVICES -- 1.9%
Beverly Enterprises, Inc.*                  695,200     9,037,600
MedPartners, Inc.*                          327,300     7,323,337
                                                      -----------
                                                       16,360,937
                                                      -----------
INSURANCE -- 6.6%
American Bankers Insurance Group, Inc.      327,400    15,039,937
Cigna Corp.                                  21,400     3,703,537
Conseco, Inc.                               319,400    14,512,737
Equitable Cos., Inc.                        377,600    18,785,600
Travelers Group, Inc.                        86,650     4,668,269
                                                      -----------
                                                       56,710,080
                                                      -----------
LEISURE -- 0.8%
Brunswick Corp.                             214,000     6,486,875
                                                      -----------
MACHINERY & EQUIPMENT -- 3.5%
Aeroquip Vickers, Inc.                      141,500     6,942,344
Parker-Hannifin Corp.                       200,600     9,202,525
Timken Co.                                  404,100    13,890,937
                                                      -----------
                                                       30,035,806
                                                      -----------
MEDIA -- 1.4%
Omnicom Group, Inc.                         280,600    11,890,425
                                                      -----------
METALS -- 0.8%
USX-U.S. Steel Group, Inc.                  214,300     6,696,875
                                                      -----------
MISCELLANEOUS FINANCE -- 5.2%
Bear Stearns Cos., Inc.                     384,750    18,275,625
Lehman Brothers Holdings, Inc.               92,900     4,737,900
Merrill Lynch & Co., Inc.                   229,800    16,761,038
Morgan Stanley Dean Witter Discover & Co.    90,900     5,374,463
                                                      -----------
                                                       45,149,026
                                                      -----------
OFFICE EQUIPMENT -- 5.6%
Compaq Computer Corp.*                      258,750    14,603,203
Digital Equipment Corp.*                    196,600     7,274,200
Harris Corp.                                153,150     7,025,756
International Business Machines Corp.       117,100    12,244,269
Quantum Corp.*                              206,800     4,148,925
Tech Data Corp.*                             89,800     3,490,975
                                                      -----------
                                                       48,787,328
                                                      -----------


                       See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS
                                   EQUITY FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 1997
--------------------------------------------------------------------------------

                                          SHARES   VALUE(DAGGER)
                                          ------   ------------
COMMON STOCK (CONTINUED)
OIL & GAS -- 8.2%
Exxon Corp.                               53,700   $ 3,285,769
Sun Co., Inc.                            297,800    12,526,213
Texaco, Inc.                             147,000     7,993,125
Tidewater, Inc.                          268,000    14,773,500
Ultramar Diamond Shamrock Corp.          310,100     9,884,438
USX-Marathon Group, Inc.                 674,500    22,764,375
                                                   -----------
                                                    71,227,420
                                                   -----------
RETAIL -- 6.1%
BJ's Wholesale Club, Inc.*               246,800     7,743,350
Dayton Hudson Corp.                      172,900    11,670,750
Ross Stores, Inc.                        179,200     6,518,400
Tandy Corp.                              272,200    10,496,713
TJX Cos., Inc.                           479,100    16,469,063
                                                   -----------
                                                    52,898,276
                                                   -----------
RETAIL - FOOD -- 3.6%
Kroger Co.*                              188,300     6,955,331
Safeway, Inc.*                           380,500    24,066,625
                                                   -----------
                                                    31,021,956
                                                   -----------
TELEPHONES -- 3.5%
Telefonos de Mexico S.A. ADR             375,600    21,057,075
US West, Inc. Communications Group       213,400     9,629,675
                                                   -----------
                                                    30,686,750
                                                   -----------
THRIFT INSTITUTIONS -- 3.5%
Ahmanson (H.F.) & Co.                    291,600    19,518,975
Golden West Financial Corp.              109,600    10,720,250
                                                   -----------
                                                    30,239,225
                                                   -----------
TRUCKING -- 2.4%
Caliber Systems, Inc.                    106,200     5,170,613
Cummins Engine Co., Inc.                 133,600     7,890,750
Paccar, Inc.                             140,100     7,355,250
                                                   -----------
                                                    20,416,613
                                                   -----------
TOTAL COMMON STOCK
   (Cost $638,330,128)                             846,823,585
                                                   -----------




                                             SHARES   VALUE(DAGGER)
                                             ------   ------------
TEMPORARY INVESTMENTS -- 2.0%
Dreyfus Cash Management Plus #719          8,814,491  $  8,814,491
Goldman Sachs Financial Square Money
  Market Portfolio                         8,814,349     8,814,349
                                                      ------------
TOTAL TEMPORARY INVESTMENTS
   (Cost $17,628,840)                                   17,628,840
                                                      ------------
TOTAL INVESTMENTS -- 100.1%
   (Cost $655,958,968)                                 864,452,425
                                                      ------------
LIABILITIES IN EXCESS OF
   OTHER ASSETS-- (0.1%)                                  (763,931)
                                                      ------------
NET ASSETS -- 100.0%
Applicable to 48,097,794 and 1,015,552
   shares outstanding of Institutional Class
   and Class A, respectively, $.001 par value;
   200,000,000 authorized shares (Note 9)             $863,688,494
                                                      ============
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER INSTITUTIONAL CLASS SHARE
   ($845,828,744/48,097,794)                                $17.59
                                                            ======
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER CLASS A SHARE
   ($17,859,750/1,015,552)                                  $17.59
                                                            ======
----------
(DAGGER) See Note 2a  to the Financial Statements.
* Non-income producing security.
ADR -- American Depository Receipt.


                       See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS
                               EQUITY INCOME FUND
                             STATEMENT OF NET ASSETS
                                DECEMBER 31, 1997
--------------------------------------------------------------------------------

                                       SHARES  VALUE(DAGGER)
                                       ------  ------------
COMMON STOCK -- 95.9%
AEROSPACE -- 5.1%
Northrop Grumman Holdings Corp.         7,500   $  862,500
Primex Technologies, Inc.               1,040       35,100
Textron, Inc.                           2,600      162,500
United Technologies Corp.              14,400    1,048,500
                                                ----------
                                                 2,108,600
                                                ----------
AIR TRANSPORT -- 3.7%
AMR Corp.*                              7,500      963,750
British Airways P.L.C. ADR              1,900      178,006
UAL Corp.*                              4,400      407,000
                                                ----------
                                                 1,548,756
                                                ----------
ALCOHOLIC BEVERAGES & TOBACCO -- 2.8%
Philip Morris Cos., Inc.               25,700    1,164,531
                                                ----------
APPAREL, TEXTILES -- 1.1%
VF Corp.                               10,400      477,750
                                                ----------
AUTOS -- 3.1%
Ford Motor Co.                         26,300    1,280,481
                                                ----------
BANKS -- 10.3%
Bankers Trust New York Corp.           10,100    1,135,619
Chase Manhattan Corp.                   7,800      854,100
First Chicago NBD Corp.                 9,171      765,778
Keycorp                                 8,700      616,069
Mellon Bank Corp.                      15,200      921,500
                                                ----------
                                                 4,293,066
                                                ----------
BUSINESS SERVICES -- 0.3%
Deluxe Corp.                            4,000      138,000
                                                ----------
CHEMICALS -- 1.0%
Dow Chemical Co.                        3,000      304,500
Olin Corp.                              2,100       98,437
                                                ----------
                                                   402,937
                                                ----------
CONSTRUCTION -- 0.1%
Centex Corp.                            1,000       62,937
                                                ----------
DRUGS -- 6.1%
American Home Products Corp.            2,200      168,300
Bristol-Myers Squibb Co.               18,300    1,731,637
McKesson Corp.                          2,200      238,012
Warner-Lambert Co.                      3,200      396,800
                                                ----------
                                                 2,534,749
                                                ----------
ELECTRIC & GAS -- 7.8%
Entergy Corp.                          15,700      470,019
GPU, Inc.                               9,000      379,125
Long Island Lighting Co.                7,000      210,875
New Century Energies, Inc.              9,600      460,200
Nicor, Inc.                             3,000      126,562
Pacific Enterprises                    20,400      767,550
Texas Utilities Co.                    12,800      532,000
Unicom Corp.                           10,400      319,800
                                                ----------
                                                 3,266,131
                                                ----------




                                               SHARES  VALUE(DAGGER)
                                               ------  ------------
COMMON STOCK (CONTINUED)
ELECTRICAL -- 0.7%
General Electric Co.                            1,500   $  110,062
Honeywell, Inc.                                 2,800      191,800
                                                        ----------
                                                           301,862
                                                        ----------
ELECTRONICS -- 2.6%
Intel Corp.                                    15,200    1,066,850
                                                        ----------
ENERGY SERVICES -- 1.2%
Ensco International, Inc.                      15,300      512,550
                                                        ----------
INSURANCE -- 5.6%
Cigna Corp.                                     7,700    1,332,581
Conseco, Inc.                                  18,600      845,137
Lincoln National Corp.                          2,100      164,062
                                                        ----------
                                                         2,341,780
                                                        ----------
MACHINERY & EQUIPMENT -- 1.7%
Deere & Co.                                     7,800      454,838
Timken Co.                                      7,000      240,625
                                                        ----------
                                                           695,463
                                                        ----------
METALS -- 3.4%
Phelps Dodge Corp.                              7,000      435,750
USX-U.S. Steel Group, Inc.                     31,900      996,875
                                                        ----------
                                                         1,432,625
                                                        ----------
MISCELLANEOUS FINANCE -- 3.3%
Merrill Lynch & Co., Inc.                      12,600      919,013
SLM Holding Corp.                               3,200      445,200
                                                        ----------
                                                         1,364,213
                                                        ----------
OFFICE EQUIPMENT -- 10.1%
Compaq Computer Corp.*                         16,050      905,822
Dell Computer, Inc.*                            9,100      764,400
International Business Machines Corp.           7,200      752,850
Microsoft Corp.*                                8,600    1,111,013
Quantum Corp.*                                 21,900      439,369
Sun Microsystems, Inc.*                         2,200       87,725
Western Digital Corp.*                          3,200       51,400
Xerox Corp.                                     1,200       88,575
                                                        ----------
                                                         4,201,154
                                                        ----------
OIL & GAS -- 12.2%
Atlantic Richfield Co.                          8,600      689,075
Exxon Corp.                                    26,600    1,627,588
Phillips Petroleum Co.                         25,700    1,249,663
Sun Co., Inc.                                  15,955      671,107
Texaco, Inc.                                   10,800      587,250
USX-Marathon Group, Inc.                        8,300      280,125
                                                        ----------
                                                         5,104,808
                                                        ----------
RETAIL -- 3.0%
BJ's Wholesale Club, Inc.*                      9,500      298,063
Dayton Hudson Corp.                            11,600      783,000
Penney, J.C. Co.                                2,700      162,844
                                                        ----------
                                                         1,243,907
                                                        ----------


                       See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS
                               EQUITY INCOME FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 1997
--------------------------------------------------------------------------------

                                            SHARES  VALUE(DAGGER)
                                            ------  ------------
COMMON STOCK (CONTINUED)
RETAIL - FOOD -- 0.4%
Safeway, Inc.*                               2,500  $   158,125
                                                    -----------
TELEPHONES -- 9.2%
AT&T Corp.                                  15,400      943,250
BCE, Inc.                                   20,600      686,238
Bell Atlantic Corp.                         12,748    1,160,068
British Telecommunications P.L.C. ADR        6,300      505,969
GTE Corp.                                   10,000      522,500
                                                    -----------
                                                      3,818,025
                                                    -----------
THRIFT INSTITUTIONS -- 0.7%
Washington Mutual, Inc.                      4,500      286,875
                                                    -----------
TRUCKING -- 0.4%
Cummins Engine Co., Inc.                     2,600      153,563
                                                    -----------
TOTAL COMMON STOCK
   (Cost $26,641,705)                                39,959,738
                                                    -----------
TEMPORARY INVESTMENTS -- 3.7%
Dreyfus Cash Management Plus #719          765,782      765,782
Goldman Sachs Financial Square
  Money Market Portfolio                   760,234      760,234
                                                    -----------
TOTAL TEMPORARY INVESTMENTS
   (Cost $1,526,016)                                  1,526,016
                                                    -----------
TOTAL INVESTMENTS -- 99.6%
   (Cost $28,167,721)                                41,485,754
                                                    -----------
OTHER ASSETS IN EXCESS OF
   LIABILITIES -- 0.4%                                  179,618
                                                    -----------
NET ASSETS -- 100.0%
Applicable to 2,476,887 and 76,120 shares
  of beneficial interest outstanding of
  Institutional Class and Class A, respectively,
  $.001 par value (Note 9)                          $41,665,372
                                                    ===========
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER INSTITUTIONAL CLASS SHARE
  ($40,424,203/2,476,887)                                $16.32
                                                         ======
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER CLASS A SHARE ($1,241,169/76,120)            $16.31
                                                         ======
----------
(DAGGER) See Note 2a to the Financial Statements.
* Non-income producing security.
ADR -- American Depository Receipt.


                       See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS
                                   GROWTH FUND
                             STATEMENT OF NET ASSETS
                                DECEMBER 31, 1997
-------------------------------------------------------------------------------

                                       SHARES   VALUE(DAGGER)
                                      --------  ------------
COMMON STOCK -- 96.8%
AEROSPACE -- 2.4%
Textron, Inc.                          20,000   $ 1,250,000
United Technologies Corp.              20,000     1,456,250
                                                -----------
                                                  2,706,250
                                                -----------
AIR TRANSPORT -- 0.8%
Southwest Airlines Co.                 37,500       923,437
                                                -----------
ALCOHOLIC BEVERAGES & TOBACCO -- 2.4%
Philip Morris Cos., Inc.               43,000     1,948,437
RJR Nabisco Holdings Corp.             20,000       750,000
                                                -----------
                                                  2,698,437
                                                -----------
AUTO RELATED -- 1.3%
Cooper Tire & Rubber Co.               35,000       853,125
ITT Industries, Inc.                   16,854       528,794
                                                -----------
                                                  1,381,919
                                                -----------
BANKS -- 4.3%
BankBoston Corp.                       12,100     1,136,644
Citicorp                                5,000       632,187
Southtrust Corp.                       25,000     1,581,250
State Street Corp.                     25,000     1,454,687
                                                -----------
                                                  4,804,768
                                                -----------
BUSINESS SERVICES -- 0.9%
Computer Sciences Corp.*               12,000     1,002,000
                                                -----------
CHEMICALS -- 0.9%
Dow Chemical Co.                       10,000     1,015,000
                                                -----------
COSMETICS & SOAP -- 1.4%
Procter & Gamble Co.                   19,000     1,516,437
                                                -----------
DRUGS -- 12.9%
Abbott Laboratories, Inc.              30,332     1,988,642
American Home Products Corp.           12,500       956,250
Bristol-Myers Squibb Co.               27,000     2,554,875
Dura Pharmaceuticals, Inc.*            10,000       458,750
Johnson & Johnson                      15,000       988,125
McKesson Corp.                          8,500       919,594
Merck & Co., Inc.                       6,000       637,500
Pfizer, Inc.                           24,000     1,789,500
Schering Plough Corp.                  67,400     4,187,225
                                                -----------
                                                 14,480,461
                                                -----------
ELECTRICAL -- 2.8%
General Electric Co.                   42,000     3,081,750
                                                -----------
ELECTRONICS -- 5.2%
Intel Corp.                            35,000     2,456,562
Lucent Technologies, Inc.               9,139       729,978
Sundstrand Corp.                       25,000     1,259,375
Tellabs, Inc.*                         25,000     1,317,187
                                                -----------
                                                  5,763,102
                                                -----------
ENERGY SERVICES -- 0.9%
Ensco International, Inc.              30,000     1,005,000
                                                -----------




                                            SHARES   VALUE(DAGGER)
                                           --------  ------------
COMMON STOCK (CONTINUED)
FOOD & BEVERAGES -- 7.9%
Archer Daniels Midland Co.                  26,250   $   569,297
Coca Cola Co.                               12,500       832,812
Coca-Cola Enterprises, Inc.                 30,000     1,066,875
Conagra, Inc.                               53,400     1,752,187
Dean Foods Co.                              40,000     2,380,000
Pepsico, Inc.                               36,000     1,311,750
Smithfield Foods, Inc.*                     30,000       976,875
                                                     -----------
                                                       8,889,796
                                                     -----------
FOREST PRODUCTS & PAPER -- 0.9%
Fort James Corp.                            27,500     1,051,875
                                                     -----------
HEALTH CARE SERVICES -- 0.9%
Medtronic, Inc.                             20,000     1,046,250
                                                     -----------
INSURANCE -- 10.2%
AMBAC Financial Group, Inc.                 33,000     1,518,000
American Bankers Insurance Group, Inc.      35,000     1,607,812
American International Group, Inc.          20,048     2,180,220
Conseco, Inc.                               25,000     1,135,937
Reliastar Financial Corp.                   20,000       823,750
Sunamerica, Inc.                            30,000     1,282,500
Travelers Group, Inc.                       44,999     2,424,321
Vesta Insurance Group, Inc.                  7,150       424,531
                                                     -----------
                                                      11,397,071
                                                     -----------
MACHINERY & EQUIPMENT -- 5.4%
Aeroquip Vickers, Inc.                      25,000     1,226,563
Applied Materials, Inc.*                    28,000       841,750
Deere & Co.                                 15,000       874,688
Illinois Tool Works, Inc.                   14,000       841,750
Parker-Hannifin Corp.                       50,000     2,293,750
                                                     -----------
                                                       6,078,501
                                                     -----------
MISCELLANEOUS FINANCE -- 4.1%
Bear Stearns Cos., Inc.                     17,000       807,500
Merrill Lynch & Co., Inc.                   20,000     1,458,750
Morgan Stanley Dean Witter Discover & Co.   10,000       591,250
SLM Holding Corp.                           12,500     1,739,063
                                                     -----------
                                                       4,596,563
                                                     -----------
OFFICE EQUIPMENT -- 12.6%
BMC Software, Inc.*                         17,000     1,113,500
Cisco Systems, Inc.*                        19,500     1,087,125
Compaq Computer Corp.*                      23,750     1,340,391
Computer Associates International, Inc.     20,000     1,057,500
Hewlett Packard Co.                         20,000     1,250,000
International Business Machines Corp.       18,000     1,882,125
Microsoft Corp.*                            24,500     3,165,094
Quantum Corp.*                              25,000       501,563
Sun Microsystems, Inc.*                     20,000       797,500
Tech Data Corp.*                            25,000       971,875
Xerox Corp.                                 12,500       922,656
                                                     -----------
                                                      14,089,329
                                                     -----------


                       See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS
                                   GROWTH FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 1997
--------------------------------------------------------------------------------

                                          SHARES   VALUE(DAGGER)
                                         --------  ------------
COMMON STOCK (CONTINUED)
OIL & GAS -- 7.3%
Atlantic Richfield Co.                    10,000 $    801,250
Coastal Corp.                             20,000    1,238,750
Global Marine, Inc.*                      40,000      980,000
Phillips Petroleum Co.                    50,000    2,431,250
Tidewater, Inc.                           27,000    1,488,375
Tosco Corp.                               31,000    1,172,188
                                                 ------------
                                                    8,111,813
                                                 ------------
RETAIL -- 4.5%
Costco Cos., Inc.*                        15,000      668,438
Dayton Hudson Corp.                       23,000    1,552,500
Federated Department Stores, Inc.*        30,000    1,291,875
TJX Cos., Inc.                            42,500    1,460,938
                                                   ----------
                                                    4,973,751
                                                   ----------
RETAIL - FOOD -- 2.3%
Safeway, Inc.*                            40,800    2,580,600
                                                 ------------
TELEPHONES -- 0.9%
GTE Corp.                                 20,000    1,045,000
                                                 ------------
THRIFT INSTITUTIONS -- 1.7%
Washington Mutual, Inc.                   30,000    1,912,500
                                                 ------------
TRUCKING -- 1.9%
CNF Transportation, Inc.                  22,500      863,438
Pittston Brink's Group                    15,000      603,750
Ryder System, Inc.                        20,000      655,000
                                                 ------------
                                                    2,122,188
                                                 ------------
TOTAL COMMON STOCK
   (Cost $67,227,241)                             108,273,798
                                                 ------------




                                        SHARES   VALUE(DAGGER)
                                       --------  ------------
TEMPORARY INVESTMENTS -- 2.6%
Dreyfus Cash Management Plus #719     1,483,900  $  1,483,900
Goldman Sachs Financial Square
  Money Market Portfolio              1,484,074     1,484,074
                                                 ------------
TOTAL TEMPORARY INVESTMENTS
   (Cost $2,967,974)                                2,967,974
                                                 ------------
TOTAL INVESTMENTS -- 99.4%
   (Cost $70,195,215)                             111,241,772
                                                 ------------
OTHER ASSETS IN EXCESS OF
   LIABILITIES -- 0.6%                                664,705
                                                 ------------
NET ASSETS -- 100.0%
Applicable to 4,813,724 and 122,037 shares
  of beneficial interest outstanding of
  Institutional Class and Class A, respectively,
  $.001 par value (Note 9)                       $111,906,477
                                                 ============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
  PER INSTITUTIONAL CLASS SHARE
  ($109,140,069/4,813,724)                             $22.67
                                                       ======
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
  PER CLASS A SHARE ($2,766,408/122,037)               $22.67
                                                       ======
----------
(DAGGER) See Note 2a to the Financial Statements.
* Non-income producing security.


                       See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS
                           SMALL-CAP OPPORTUNITY FUND
                             STATEMENT OF NET ASSETS
                                DECEMBER 31, 1997
--------------------------------------------------------------------------------

                                              SHARES   VALUE(DAGGER)
                                             --------  ------------
COMMON STOCK -- 94.8%
AEROSPACE -- 1.9%
Gencorp, Inc.                                 25,000   $  625,000
Midwest Express Holdings, Inc.*               30,000    1,164,375
Thiokol Corp.                                 40,000    3,250,000
Triumph Group, Inc.*                           9,000      299,250
                                                       ----------
                                                        5,338,625
                                                       ----------
AIR TRANSPORT -- 1.0%
AVTEAM, Inc. Class A*                         15,000      127,500
Circle International Group, Inc.              50,000    1,146,875
Expeditors International, Inc.                35,000    1,347,500
                                                       ----------
                                                        2,621,875
                                                       ----------
ALCOHOLIC BEVERAGES & TOBACCO -- 0.8%
Consolidated Cigar Holdings, Inc. Class A*    25,000      689,062
Holt's Cigar Holdings, Inc*                   25,200      229,950
Robert Mondavi Corp. Class A*                 25,000    1,215,625
                                                       ----------
                                                        2,134,637
                                                       ----------
APPAREL, TEXTILES -- 1.2%
Fossil, Inc.*                                 20,000      500,000
Nautica Enterprises, Inc.*                    40,000      930,000
Springs Industries, Inc. Class A              23,100    1,201,200
Stride Rite Corp.                             36,500      438,000
Vans, Inc.*                                   10,000      150,000
                                                       ----------
                                                        3,219,200
                                                       ----------
AUTO RELATED -- 1.2%
Aftermarket Technology Corp.*                 51,550      934,344
Barnes Group, Inc.                            55,000    1,251,250
Breed Technologies, Inc.                      16,900      308,425
Mascotech, Inc.                               40,000      735,000
Myer Industries, Inc.                          5,500       93,844
                                                       ----------
                                                        3,322,863
                                                       ----------
AUTOS -- 0.1%
Navistar International Corp.*                 10,000      248,125
                                                       ----------
BANKS -- 7.8%
City National Corp.                           10,000      369,375
Commerce Bancshares, Inc.                     53,603    3,631,603
Compass Bancshares, Inc.                      25,000    1,093,750
Corus Bankshares, Inc.                        17,000      672,562
Everen Capital Corp.                          11,475      545,063
First International Bancorp, Inc.              2,500       30,312
Friedman, Billings, Ramsey Group, Inc.
  Class A*                                    25,000      448,438
Hibernia Corp.                                15,000      282,187
Keystone Financial, Inc.                      10,000      400,000
North Fork Bancorp, Inc.                      60,000    2,013,750
Old Kent Financial Corp.                     104,996    4,160,466
Provident Financial Group, Inc.               41,250    2,000,625
Provident Bankshares Corp.                    25,000    1,596,875
Southtrust Corp.                              17,400    1,100,550
U.S. Bancorp, Inc.                            10,000      730,000
Westamerica Bancorp                           11,100    1,134,975




                                      SHARES   VALUE(DAGGER)
                                     --------  ------------
COMMON STOCK (CONTINUED)
BANKS (CONTINUED)
Western Bancorp                       25,000   $   815,625
Zions Bancorp                         15,000       675,000
                                               -----------
                                                21,701,156
                                               -----------
BUSINESS SERVICES -- 7.8%
A.C. Nielsen Corp.*                   40,000       975,000
Best Software, Inc.*                  15,000       138,750
CDI Corp.*                            10,000       457,500
C.H. Robinson Worldwide, Inc.         40,000       895,000
Checkpoint Systems, Inc.              62,000     1,085,000
Complete Business Solutions, Inc.*    20,000       857,500
Computer Task Group, Inc.*            10,000       355,625
Conning Corp.*                         9,000       148,500
Corestaff, Inc.*                      73,000     1,934,500
Corrections Corp.*                    40,000     1,482,500
Deltek Systems, Inc.*                 25,000       390,625
G. & K. Services, Inc. Class A        28,600     1,197,625
Gartner Group, Inc.*                  40,000     1,490,000
Ha-Lo Industries, Inc.*               29,950       778,700
Mastech Corp.*                        20,000       635,000
Merrill Corp.                         74,000     1,683,500
National Computer Systems, Inc.       25,000       881,250
Norrell Corp.                         27,600       548,550
Pairgain Technologies, Inc.*          20,000       387,500
Reynolds & Reynolds Co. Class A      159,000     2,931,560
Robert Half International, Inc.*      15,000       600,000
Shared Medical Systems Corp.          18,000     1,188,000
Sodak Gaming, Inc.*                   50,000       318,750
Vision Twenty-One, Inc.*              18,000       162,000
                                               -----------
                                                21,522,935
                                               -----------
CHEMICALS -- 1.4%
Agribiotech, Inc.*                    34,500       586,500
Carbide/Graphite Group, Inc.*         15,000       506,250
Hexcel Corp.*                         10,000       249,375
Robbins & Myers, Inc.                 20,000       792,500
Tredegar Industries, Inc.              6,500       428,187
Valspar Corp.                         40,000     1,275,000
                                               -----------
                                                 3,837,812
                                               -----------
CONSTRUCTION -- 3.9%
Apogee Enterprises, Inc.              40,000       475,000
Centex Construction Products, Inc.    30,000       903,750
Centex Corp.                          35,240     2,217,917
Fleetwood Enterprises, Inc.           14,925       633,380
Halter Marine Group, Inc.*            58,500     1,689,187
Lennar Corp.                          50,000     1,078,125
LNR Property Corp.                    50,000     1,181,250
Toll Brothers, Inc.*                  40,000     1,070,000
Triangle Pacific Corp.*               45,000     1,524,375
                                               -----------
                                                10,772,984
                                               -----------
CONTAINERS -- 0.3%
Sealed Air Corp.*                     15,000       926,250
                                               -----------


                       See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS
                           SMALL-CAP OPPORTUNITY FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 1997
--------------------------------------------------------------------------------

                                               SHARES   VALUE(DAGGER)
                                              --------  ------------
COMMON STOCK (CONTINUED)
COSMETICS & SOAP -- 0.6%
Alberto-Culver Co. Class A                     50,000   $ 1,350,000
Alberto-Culver Co. Class B                      5,200       166,725
Enamelon, Inc.*                                18,000       229,500
                                                        -----------
                                                          1,746,225
                                                        -----------
DRUGS -- 2.4%
Bergen Brunswig Corp. Class A                  37,100     1,562,837
K V Pharmaceutical Co. Class A*                27,800       576,850
K V Pharmaceutical Co. Class B*                 6,000       126,375
McKesson Corp.                                 40,000     4,327,500
                                                        -----------
                                                          6,593,562
                                                        -----------
ELECTRIC & GAS -- 0.5%
Piedmont Natural Gas Co., Inc.                 36,100     1,297,344
                                                        -----------
ELECTRICAL -- 0.9%
Axsys Technologies, Inc.*                      25,000       459,375
Credence Systems Corp.*                        25,000       737,500
Kent Electronics Corp.*                        25,000       628,125
Thomas Industries, Inc.                        31,500       622,125
                                                        -----------
                                                          2,447,125
                                                        -----------
ELECTRONICS -- 7.0%
Analog Devices, Inc.*                               2            55
Apex PC Solutions, Inc.*                       50,000     1,068,750
BMC Industries, Inc.                           25,000       403,125
C&D Technologies, Inc.                         21,700     1,047,025
CFM Technologies, Inc.*                        35,000       533,750
Cognex Corp.*                                  35,000       953,750
Dallas Semiconductor Corp.                     25,000     1,018,750
Digital Lightwave, Inc.*                       45,000       587,812
Dupont Photomasks, Inc.*                        9,000       313,875
Globecom System, Inc.*                         19,000       213,750
Hypercom Corp.*                                13,500       190,687
Input/Output, Inc.*                            16,500       489,844
International Manufacturing Services, Inc.*       900         6,300
Micrel, Inc.*                                  70,000     1,951,250
Microchip Technology, Inc.*                    45,000     1,350,000
PageMart Wireless, Inc. Class A*               25,000       196,875
Photronics Labs, Inc.*                         50,000     1,212,500
PMC-Sierra, Inc.*                             100,000     3,100,000
Preview Travel, Inc.*                          45,000       337,500
Rambus, Inc.*                                  18,000       823,500
Tracor, Inc.*                                  35,000     1,063,125
Vitesse Semiconductors Corp.*                  66,950     2,527,362
                                                        -----------
                                                         19,389,585
                                                        -----------
ENERGY SERVICES -- 0.1%
Global Industries Ltd.*                        20,000       340,000
                                                        -----------
FOOD & BEVERAGES -- 1.5%
Delta & Pine Land Co.                          27,333       833,656
Earthgrains Co.                                13,000       611,000
Suiza Foods Corp.*                             46,835     2,789,610
                                                        -----------
                                                          4,234,266
                                                        -----------





                                              SHARES    VALUE(DAGGER)
                                             --------   ------------
COMMON STOCK (CONTINUED)
FOREST PRODUCTS & PAPER -- 1.8%
Buckeye Technologies, Inc.*                    25,000   $ 1,156,250
Caraustar Industries, Inc.                      3,400       116,450
Fibermark, Inc.*                               30,000       645,000
Kimberly-Clark Corp.                           16,821       829,486
Wausau-Mosinee Paper Corp.                    113,393     2,282,034
                                                        -----------
                                                          5,029,220
                                                        -----------
HEALTH CARE SERVICES -- 5.4%
Computer Motion, Inc.*                         28,800       295,200
Cytyc Corp.*                                   14,000       348,250
Depuy, Inc.                                    25,000       718,750
Focal, Inc.*                                   13,000       138,125
Mentor Corp.                                   64,600     2,357,900
Millipore Corp.                                40,000     1,357,500
Parexel International Co.*                     40,000     1,480,000
Safeskin Corp.*                                51,000     2,900,625
Total Renal Care Holdings, Inc.*               66,666     1,833,315
Universal Health Services, Inc. Class B*       64,400     3,244,150
Ventana Medical Systems, Inc.*                 25,000       381,250
                                                        -----------
                                                         15,055,065
                                                        -----------
HOTELS & RESTAURANTS -- 1.6%
CKE Restaurants, Inc.                          51,200     2,156,800
Prime Hospitality Corp.*                       25,000       509,375
Promus Hotel Corp.*                            28,582     1,200,444
Ryan's Family Steak Houses, Inc.*              65,000       556,562
                                                        -----------
                                                          4,423,181
                                                        -----------
HOUSEHOLD GOODS -- 2.5%
Blyth Industries, Inc.*                        22,500       673,594
Bush Industries, Inc. Class A                   4,500       117,000
Ethan Allen Interiors, Inc.                    40,000     1,542,500
First Brands Corp.                             53,400     1,438,462
La-Z-Boy, Inc.                                 20,000       862,500
Miller (Herman), Inc.                          32,200     1,746,850
Oneida Ltd.                                    21,375       570,445
                                                        -----------
                                                          6,951,351
                                                        -----------
INSURANCE -- 3.5%
Capital Re Corp.                               14,000       868,875
Medical Assurance, Inc.*                       27,100       762,187
Nationwide Financial Services, Inc. Class A    75,000     2,709,375
Old Republic International Corp.              100,000     3,718,750
Vesta Insurance Group, Inc.                    25,000     1,484,375
                                                        -----------
                                                          9,543,562
                                                        -----------
LEISURE -- 0.4%
American Skiing Co.*                           15,000       223,125
Fairfield Communities, Inc.*                   18,225       804,178
                                                        -----------
                                                          1,027,303
                                                        -----------
MACHINERY & EQUIPMENT -- 4.3%
ADC Telecommunications, Inc.*                 103,600     4,325,300
Crane Co.                                      20,250       878,344
Graco, Inc.                                         1            37
Griffon Corp.*                                 58,000       848,250


                       See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS
                           SMALL-CAP OPPORTUNITY FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 1997
--------------------------------------------------------------------------------

                                          SHARES   VALUE(DAGGER)
                                         --------  ------------
COMMON STOCK (CONTINUED)
MACHINERY & EQUIPMENT (CONTINUED)
Idex Corp.                                52,500   $ 1,830,937
IRI International Corp.*                   9,000       126,000
PRI Automation, Inc.*                     20,000       577,500
Scotsman Industries, Inc.                 15,000       366,562
Smith International, Inc.*                35,000     2,148,125
SPS Technologies, Inc.*                   20,000       872,500
                                                   -----------
                                                    11,973,555
                                                   -----------
MEDIA -- 3.1%
Central Newspapers, Inc. Class A          10,000       739,375
Omnicom Group, Inc.                       72,000     3,051,000
Outdoor Systems, Inc.*                    37,500     1,439,062
Pulitzer Publishing Co.                   10,000       628,125
Univision Communications, Inc. Class A*   25,000     1,745,312
VDI Media, Inc.*                          23,000       215,625
Westwood One, Inc.*                       23,500       863,625
                                                   -----------
                                                     8,682,124
                                                   -----------
METALS -- 2.7%
Atchison Casting Corp.*                   30,000       487,500
Chase Industries, Inc.*                   10,000       255,000
Gibraltar Steel Corp.*                    20,000       385,000
Kaynar Technologies, Inc.*                23,000       649,750
Precision Castparts Corp.                 60,000     3,618,750
Reliance Steel & Aluminum Corp.           23,000       684,250
Valmont Industries, Inc.                  40,000       780,000
Wyman-Gordon Co.*                         32,300       633,888
                                                   -----------
                                                     7,494,138
                                                   -----------
MISCELLANEOUS FINANCE -- 4.2%
Allied Capital Corp.                      10,000       226,250
Americredit Corp.*                        67,000     1,855,063
CB Commercial Real Estate Services
  Group, Inc.*                            25,000       804,688
Comdisco, Inc.                            56,250     1,880,859
Eaton Vance Corp.                          5,000       188,750
First Industrial Realty Trust, Inc.       10,000       361,250
First Union Real Estate, Inc.             15,000       243,750
Healthcare Financial Partners, Inc.*      32,500     1,137,500
Homeside, Inc.*                            9,000       248,063
Innkeepers USA Trust, Inc.                21,500       333,250
Kilroy Realty Corp.                       19,000       546,250
New Century Financial Corp.*               3,800        38,000
Public Storage, Inc.                      10,000       293,750
Quick & Reilly Group, Inc.                70,695     3,039,885
TCF Financial Corp.                        7,766       263,559
Waterlink, Inc.*                           9,600       158,400
                                                   -----------
                                                    11,619,267
                                                   -----------
OFFICE EQUIPMENT -- 4.0%
Aspen Technology, Inc.*                   30,000     1,016,250
Bea Systems, Inc.*                        60,000     1,038,750
Black Box Corp.*                          20,000       707,500
Comverse Technology, Inc.*                20,000       775,000
Electronics for Imaging, Inc.*            30,000       496,875
FlexiInternational Software, Inc.*         8,000       124,000
Henry (Jack) & Associates, Inc.           45,000     1,226,250




                                           SHARES   VALUE(DAGGER)
                                          --------  ------------
COMMON STOCK (CONTINUED)
OFFICE EQUIPMENT (CONTINUED)
Information Management Resources, Inc.*    26,250   $   984,375
Jetfax, Inc.*                              29,000       155,875
MTS Systems Corp.                          47,400     1,777,500
Network Associates, Inc.*                   1,700        89,569
Peritus Software Services, Inc.*              200         4,075
QAD, Inc.*                                  4,500        56,813
Quantum Corp.*                             12,000       240,750
Safeguard Scientific, Inc.*                24,000       753,000
Sterling Commerce, Inc.*                   16,000       615,000
Systemsoft Corp.*                          20,000       127,500
Tech Data Corp.*                           25,000       971,875
                                                    -----------
                                                     11,160,957
                                                    -----------
OIL & GAS -- 6.7%
BJ Services Co.*                           20,000     1,438,750
Costilla Energy, Inc.*                     33,000       358,875
Eagle Geophysical, Inc.*                    1,800        23,400
EVI, Inc.*                                 25,000     1,293,750
Falcon Drilling Cos, Inc.*                 25,000       876,563
Key Energy Group, Inc.*                    22,500       487,969
Newfield Exploration Co.*                  82,600     1,925,613
North Carolina Natural Gas, Inc.           25,000       868,750
Nuevo Energy Co.*                          36,000     1,467,000
Patterson Energy, Inc.*                    73,800     2,855,138
Pride International, Inc.*                160,000     4,040,000
Stone Energy Corp.*                        10,000       335,000
Tosco Corp.                                35,000     1,323,438
United Meridian Corp.*                     43,500     1,223,438
                                                    -----------
                                                     18,517,684
                                                    -----------
PHOTOGRAPHIC -- 0.4%
Panavision, Inc.*                          40,000     1,032,500
                                                    -----------
POLLUTION CONTROL -- 0.5%
American Disposal Services, Inc.*           8,500       309,188
Donaldson, Inc.                            14,000       630,875
Layne Christensen Co.*                     24,000       312,000
                                                    -----------
                                                      1,252,063
                                                    -----------
RETAIL -- 7.9%
Abercrombie & Fitch Co. Class A*           20,000       625,000
Arbor Drugs, Inc.                         203,750     3,769,375
Burlington Coat Factory, Inc.*             32,400       532,575
Dress Barn, Inc.*                          50,000     1,400,000
Eagle Hardware & Garden, Inc.*             60,000     1,162,500
Garden Ridge Corp.*                        50,000       712,500
Goody's Family Clothing, Inc.*             30,000       815,625
Just for Feet, Inc.*                       26,000       339,625
Linens 'N Things, Inc.*                    80,000     3,490,000
Meyer Fred, Inc.*                          10,000       363,750
Neiman-Marcus Group, Inc.*                 52,000     1,573,000
Paul Harris Stores, Inc.*                  10,000       100,000
Pier 1 Imports, Inc.                       43,000       972,875
Regis Corp.                                42,500     1,067,813
Ross Stores, Inc.                          17,500       636,563
The Sports Authority, Inc.*                58,000       855,500
Tiffany & Co., Inc.                        55,000     1,983,438


                       See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS
                           SMALL-CAP OPPORTUNITY FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 1997
--------------------------------------------------------------------------------

                                           SHARES  VALUE(DAGGER)
                                          -------- ------------
COMMON STOCK (CONTINUED)
RETAIL (CONTINUED)
Track N' Trail, Inc.*                      45,000  $    393,750
U.S. Office Products Co.*                  37,500       726,563
Wolverine World Wide, Inc.                 19,500       441,188
                                                   ------------
                                                     21,961,640
                                                   ------------
RETAIL - FOOD -- 1.5%
Dominick's Supermarkets, Inc.*             70,000     2,555,000
Foodmaker, Inc.*                           80,000     1,205,000
Ruddick Corp.                              29,400       512,663
                                                   ------------
                                                      4,272,663
                                                   ------------
TELEPHONES -- 0.6%
Boston Communications Group, Inc.*         24,000       258,000
LCI International, Inc.*                   35,000     1,076,250
Tel-Save Holdings, Inc.*                   20,000       395,000
                                                   ------------
                                                      1,729,250
                                                   ------------
THRIFT INSTITUTIONS -- 2.8%
Albank Financial Corp.                     15,000       765,000
Anchor Bancorp Wisconsin, Inc.             30,000     1,080,000
Charter One Financial, Inc.                19,110     1,199,152
Dime Bancorp, Inc.                         21,000       635,250
MAF Bancorp, Inc.                          15,000       530,625
Onbancorp, Inc.                            50,100     3,532,050
                                                   ------------
                                                      7,742,077
                                                   ------------
TRUCKING -- 0.5%
Consolidated Freightways Corp.*           100,000     1,362,500
                                                   ------------
TOTAL COMMON STOCK
   (Cost $187,872,551)                              262,524,669
                                                   ------------
CONVERTIBLE PREFERRED STOCK -- 0.7%
MISCELLANEOUS FINANCE -- 0.2%
Excel Realty Trust, Inc. Series A          20,000       593,750
                                                   ------------
OIL AND GAS -- 0.5%
Cross Timbers Oil Co. Series A             36,120     1,313,865
                                                   ------------
TOTAL CONVERTIBLE PREFERRED STOCK
   (Cost $1,487,860)                                  1,907,615
                                                   ------------




                                          SHARES   VALUE(DAGGER)
                                         --------  ------------
TEMPORARY INVESTMENTS -- 4.5%
Dreyfus Cash Management Plus #719       6,252,273  $  6,252,273
Goldman Sachs Financial Square
  Money Market Portfolio                6,179,720     6,179,720
                                                   ------------
TOTAL TEMPORARY INVESTMENTS
   (Cost $12,431,993)                                12,431,993
                                                   ------------
TOTAL INVESTMENTS -- 100.0%
   (Cost $201,792,404)                              276,864,277
                                                   ------------
LIABILITIES IN EXCESS OF
   OTHER ASSETS -- 0.0%                                 (25,884)
                                                   ------------
NET ASSETS -- 100.0%
Applicable to 15,495,485 and 140,737
   shares of beneficial interest outstanding of
   Institutional Class and Class A, respectively,
   $.001 par value (Note 9)                        $276,838,393
                                                   ============
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER INSTITUTIONAL CLASS SHARE
  ($274,352,936/15,495,485)                              $17.71
                                                         ======
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER CLASS A SHARE ($2,485,457/140,737)           $17.66
                                                         ======
----------
(DAGGER) See Note 2a to the Financial Statements.
* Non-income producing security.


                       See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS
                              SMALL-CAP VALUE FUND
                             STATEMENT OF NET ASSETS
                                DECEMBER 31, 1997
--------------------------------------------------------------------------------

                                        SHARES   VALUE(DAGGER)
                                       --------  ------------
COMMON STOCK -- 90.6%
AEROSPACE -- 3.5%
Alliant Techsystems, Inc.*              21,700   $1,209,775
Esterline Technologies Corp.*           62,800    2,260,800
                                                 ----------
                                                  3,470,575
                                                 ----------
AIR TRANSPORT -- 2.7%
Continental Airlines, Inc. Class B*     55,900    2,690,187
                                                 ----------
ALCOHOLIC BEVERAGES & TOBACCO-- 3.0%
Universal Corp.                         72,200    2,969,225
                                                 ----------
APPAREL, TEXTILES -- 1.5%
Guilford Mills, Inc.                    22,700      621,412
Kellwood Co.                            16,200      486,000
Oxford Industries, Inc.                 13,100      425,750
                                                 ----------
                                                  1,533,162
                                                 ----------
AUTO RELATED -- 1.5%
Clarcor, Inc.                           20,900      619,162
Mascotech, Inc.                         49,300      905,887
                                                 ----------
                                                  1,525,049
                                                 ----------
BANKS -- 5.0%
CCB Financial Corp.                     10,700    1,150,250
Compass Bancshares, Inc.                32,350    1,415,312
GBC Bancorp                              8,000      506,000
Old Kent Financial Corp.                35,016    1,387,509
One Valley Bancorp                      14,075      545,406
                                                 ----------
                                                  5,004,477
                                                 ----------
BUSINESS SERVICES -- 4.8%
Aviall, Inc.*                          122,400    1,828,350
Franklin Covey Co.*                     29,200      642,400
Kelly Services, Inc. Class A            53,200    1,596,000
Selective Insurance Group, Inc.         28,600      772,200
                                                 ----------
                                                  4,838,950
                                                 ----------
CHEMICALS -- 1.7%
Georgia Gulf Corp.                      25,000      765,625
Robbins & Myers, Inc.                   24,100      954,962
                                                 ----------
                                                  1,720,587
                                                 ----------
CONSTRUCTION -- 8.9%
Centex Corp.                            46,700    2,939,181
Fleetwood Enterprises, Inc.             16,300      691,731
Owens Corning, Inc.                     57,500    1,962,187
Vulcan Materials Co.                    22,600    2,308,025
Webb Corp.                              36,800      956,800
                                                 ----------
                                                  8,857,924
                                                 ----------
CONTAINERS -- 0.7%
Libbey, Inc.                            19,700      746,137
                                                 ----------
COSMETICS & SOAP -- 0.5%
Paragon Trade Brands, Inc.*             40,000      515,000
                                                 ----------




                                         SHARES   VALUE(DAGGER)
                                        --------  ------------
COMMON STOCK (CONTINUED)
ELECTRIC & GAS -- 5.4%
Central Hudson Gas & Electric Corp.      15,900   $   697,612
Central Louisiana Electric Co.           13,900       450,012
IES Industries, Inc.                     21,700       798,831
National Fuel Gas Co.                    36,000     1,752,750
Oklahoma Gas & Electric Co.               8,300       453,906
Piedmont Natural Gas Co., Inc.           20,800       747,500
Washington Water Power Co.               21,400       520,288
                                                  -----------
                                                    5,420,899
                                                  -----------
ELECTRONICS -- 6.2%
Harman International Industries, Inc.    32,200     1,366,488
Hutchinson Technology, Inc.*             75,100     1,642,813
Marshall Industries, Inc.*               64,400     1,932,000
Superior Telecom, Inc.*                  35,600     1,230,425
                                                  -----------
                                                    6,171,726
                                                  -----------
ENERGY SERVICES -- 1.0%
Zeigler Coal Holding Co.                 61,800     1,008,113
                                                  -----------
FOREST PRODUCTS & PAPER -- 0.8%
Schweitzer-Mauduit International, Inc.   21,700       808,325
                                                  -----------
HEALTH CARE SERVICES -- 4.4%
Cooper Cos., Inc.*                       41,200     1,684,050
Dexter Corp.                             17,000       734,188
Haemonetics Corp.*                       50,000       700,000
Lincare Holdings, Inc.*                  22,600     1,288,200
                                                  -----------
                                                    4,406,438
                                                  -----------
HOUSEHOLD GOODS -- 0.5%
La-Z-Boy, Inc.                           11,000       474,375
                                                  -----------
INSURANCE -- 10.3%
Chartwell Re Corp.                       18,400       621,000
First American Financial Corp.           41,100     3,036,263
Gallagher (Arthur J.) & Co.              78,500     2,703,344
Life RE Corp.                            17,400     1,134,263
Old Republic International Corp.         60,970     2,267,322
Protective Life Corp.                     9,100       543,725
                                                  -----------
                                                   10,305,917
                                                  -----------
LEISURE -- 0.7%
Brunswick Corp.                          23,500       712,344
                                                  -----------
MACHINERY & EQUIPMENT -- 2.4%
Graco, Inc.                              63,397     2,365,501
                                                  -----------
MEDIA -- 3.3%
King World Productions, Inc.*            57,000     3,291,750
                                                  -----------
METALS -- 1.9%
Cleveland Cliffs, Inc.                   26,800     1,227,775
Reliance Steel & Aluminum Corp.          23,400       696,150
                                                  -----------
                                                    1,923,925
                                                  -----------


                       See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS
                              SMALL-CAP VALUE FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 1997
--------------------------------------------------------------------------------

                                             SHARES  VALUE(DAGGER)
                                            -------- ------------
COMMON STOCK (CONTINUED)
MISCELLANEOUS FINANCE -- 4.6%
Eaton Vance Corp.                            37,300  $ 1,408,075
Lehman Brothers Holdings, Inc.               62,600    3,192,600
                                                     -----------
                                                       4,600,675
                                                     -----------
OFFICE EQUIPMENT -- 5.4%
HMT Technology Corp.*                       164,500    2,138,500
Storage Technology Corp.*                    25,700    1,591,794
Systems & Computer Technology Corp.*         33,800    1,677,325
                                                     -----------
                                                       5,407,619
                                                     -----------
OIL & GAS -- 2.1%
Comstock Resources, Inc.*                    22,800      272,175
Lomak Petroleum, Inc.                        51,600      838,500
Washington Gas Light Corp.                   33,700    1,042,594
                                                     -----------
                                                       2,153,269
                                                     -----------
PHOTOGRAPHIC -- 1.0%
Innovex, Inc.                                44,000    1,009,250
                                                     -----------
RETAIL -- 6.1%
BJ's Wholesale Club, Inc.*                   18,300      574,163
Burlington Coat Factory, Inc.*               66,800    1,098,025
Carson Pirie Scott & Co.*                    23,900    1,197,988
Footstar, Inc.*                              66,500    1,787,188
Herbalife International, Inc. Class A        22,333      474,583
Herbalife International, Inc. Class B*       44,666      960,333
                                                     -----------
                                                       6,092,280
                                                     -----------
RETAIL - FOOD -- 0.7%
RARE Hospitality International, Inc.*        75,100      675,900
                                                     -----------
TOTAL COMMON STOCK
   (Cost $75,035,801)                                 90,699,579
                                                     -----------


                                           SHARES   VALUE(DAGGER)
                                          --------  ------------
TEMPORARY INVESTMENTS -- 7.7%
Dreyfus Cash Management Plus #719         3,841,842 $  3,841,842
Goldman Sachs Financial Square
  Money Market Portfolio                  3,841,726    3,841,726
                                                    ------------
TOTAL TEMPORARY INVESTMENTS
   (Cost $7,683,568)                                   7,683,568
                                                    ------------
TOTAL INVESTMENTS -- 98.3%
   (Cost $82,719,369)                                 98,383,147
                                                    ------------
OTHER ASSETS IN EXCESS OF
   LIABILITIES -- 1.7%                                 1,725,159
                                                    ------------
NET ASSETS -- 100.0%
Applicable to 3,023,304 and 8,856 shares
  of beneficial interest outstanding of
  Institutional Class and Class A, respectively,
  $.001 par value (Note 9)                          $100,108,306
                                                    ============
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER INSTITUTIONAL CLASS SHARE
  ($99,815,876/3,023,304)                                 $33.02
                                                          ======
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER CLASS A SHARE ($292,430/8,856)                $33.02
                                                          ======
----------
(DAGGER) See Note 2a to the Financial Statements.
* Non-income producing security.


                       See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS
                                   INDEX FUND
                             STATEMENT OF NET ASSETS
                                DECEMBER 31, 1997
--------------------------------------------------------------------------------

                                       SHARES   VALUE(DAGGER)
                                      --------  ------------
COMMON STOCK -- 98.9%
AEROSPACE -- 2.2%
Allegheny Teledyne, Inc.                6,895   $  178,408
Allied Signal, Inc.                    22,100      860,519
B.F. Goodrich Co.                       2,100       87,019
Boeing Co.                             39,192    1,917,958
E.G. & G., Inc.                         1,900       39,544
General Dynamics Corp.                  2,500      216,094
Lockheed Martin Corp.                   7,671      755,593
Northrop Grumman Holdings Corp.         2,600      299,000
Raytheon Co. Class A*                   1,842       90,881
Raytheon Co. Class B                    9,400      474,700
Rockwell International Corp.            8,200      428,450
Textron, Inc.                           6,500      406,250
United Technologies Corp.               9,200      669,875
                                                ----------
                                                 6,424,291
                                                ----------
AIR TRANSPORT -- 0.4%
AMR Corp.*                              3,600      462,600
Delta Air Lines, Inc.                   2,900      345,100
Southwest Airlines Co.                  8,550      210,544
U.S. Airways Group, Inc.*               3,600      225,000
                                                ----------
                                                 1,243,244
                                                ----------
ALCOHOLIC BEVERAGES & TOBACCO -- 2.1%
Anheuser-Busch Cos., Inc.              19,700      866,800
Brown-Forman Corp.                      2,700      149,175
Coors Adolph Co.                        1,200       39,750
Fortune Brands, Inc.                    6,700      248,319
Philip Morris Cos., Inc.               94,700    4,291,094
Seagram Co., Ltd.                      14,600      471,762
UST, Inc.                               7,400      273,337
                                                ----------
                                                 6,340,237
                                                ----------
APPAREL, TEXTILES -- 0.3%
Fruit of the Loom, Inc.*                3,000       76,875
Liz Claiborne, Inc.                     2,800      117,075
Nike, Inc.                             11,400      447,450
Reebok International, Ltd.*             2,200       63,387
Russell Corp.                           1,600       42,500
Springs Industries, Inc. Class A          800       41,600
VF Corp.                                5,000      229,687
                                                ----------
                                                 1,018,574
                                                ----------
AUTO RELATED -- 0.6%
Cooper Tire & Rubber Co.                2,300       56,062
Dana Corp.                              4,000      190,000
Eaton Corp.                             3,100      276,675
Echlin, Inc.                            2,000       72,375
Genuine Parts Co.                       7,225      245,198
Goodyear Tire & Rubber Co.              6,100      388,112
ITT Industries, Inc.                    4,700      147,462
T.R.W., Inc.                            4,800      256,200
                                                ----------
                                                 1,632,084
                                                ----------




                                    SHARES   VALUE(DAGGER)
                                   --------  ------------
COMMON STOCK (CONTINUED)
AUTOS -- 1.7%
Chrysler Corp.                      27,000   $   950,062
Ford Motor Co.                      47,300     2,302,919
General Motors Corp.                28,900     1,752,062
                                             -----------
                                               5,005,043
                                             -----------
BANKS -- 8.4%
Banc One Corp.                      22,848     1,240,932
Bank of New York Co., Inc.          14,800       855,625
BankAmerica Corp.                   27,276     1,991,148
BankBoston Corp.                     5,700       535,444
Bankers Trust New York Corp.         3,900       438,506
Barnett Banks, Inc.                  7,800       560,625
Chase Manhattan Corp.               16,584     1,815,948
Citicorp                            17,900     2,263,231
Comerica, Inc.                       4,200       379,050
CoreStates Financial Corp.           7,900       632,494
Fifth Third Bancorp                  6,000       489,750
First Chicago NBD Corp.             11,513       961,335
First Union Corp.                   24,600     1,260,750
Fleet Financial Group, Inc.          9,855       738,509
Huntington Bancshares, Inc.          7,600       272,650
J.P. Morgan & Co., Inc.              7,000       790,125
Keycorp                              8,556       605,872
MBNA Corp.                          19,837       541,798
Mellon Bank Corp.                    9,800       594,125
National City Corp.                  8,500       558,875
NationsBank Corp.                   27,888     1,695,939
Norwest Corp.                       29,300     1,131,712
PNC Bank Corp.                      12,000       684,750
Republic New York Corp.              2,200       251,212
State Street Corp.                   6,400       372,400
Suntrust Banks, Inc.                 8,400       599,550
Synovus Financial Corp.              6,800       222,700
U.S. Bancorp                         9,628     1,077,734
Wachovia Corp.                       6,300       511,087
Wells Fargo & Co.                    3,433     1,165,289
                                             -----------
                                              25,239,165
                                             -----------
BUSINESS SERVICES -- 1.9%
Automatic Data Processing, Inc.     11,500       705,812
Cendant Corp.*                      31,249     1,074,192
Ceridian Corp.*                      3,200       146,600
Cognizant Corp.                      6,400       285,200
Computer Sciences Corp.*             3,000       250,500
Deluxe Corp.                         3,200       110,400
Dun & Bradstreet Corp.               6,700       207,281
Ecolab, Inc.                         2,600       144,137
Federal Express Corp.*               4,500       274,781
First Data Corp.                    17,400       508,950
H & R Block, Inc.                    4,100       183,731
Ikon Office Solutions, Inc.          5,300       149,062
Interpublic Group of Cos., Inc.      4,850       241,591
John H. Harland Co.                  1,200        25,200
Moore Corp., Ltd.                    3,500        52,937
National Service Industries, Inc.    1,800        89,212


                       See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS
                                   INDEX FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 1997
--------------------------------------------------------------------------------

                                       SHARES   VALUE(DAGGER)
                                      --------  ------------
COMMON STOCK (CONTINUED)
BUSINESS SERVICES (CONTINUED)
Netscape Communications Corp.*             27   $      655
Oracle Corp.*                          38,287      851,886
Service Corp. International             9,300      343,519
Shared Medical Systems Corp.              900       59,400
                                                ----------
                                                 5,705,046
                                                ----------
CASINOS -- 0.1%
Harrah's Entertainment, Inc.*           4,050       76,444
Mirage Resorts, Inc.*                   7,500      170,625
                                                ----------
                                                   247,069
                                                ----------
CHEMICALS -- 3.1%
Air Products & Chemicals, Inc.          4,300      353,675
Avery Dennison Corp.                    4,100      183,475
Corning, Inc.                           9,000      334,125
Dow Chemical Co.                        8,900      903,350
E.I. du Pont de Nemours & Co.          44,200    2,654,762
Eastman Chemical Co.                    3,100      184,644
F.M.C. Corp.*                           1,500      100,969
Great Lakes Chemical Corp.              2,400      107,700
Hercules, Inc.                          4,000      200,250
Minnesota Mining & Manufacturing Co.   16,200    1,329,412
Monsanto Co.                           23,100      970,200
Morton International, Inc.              5,200      178,750
Nalco Chemical Co.                      2,700      106,819
P.P.G. Industries, Inc.                 7,000      399,875
Praxair, Inc.                           6,200      279,000
Rohm & Haas Co.                         2,400      229,800
Sigma Aldrich Corp.                     3,900      154,050
Union Carbide Corp.                     4,900      210,394
W.R. Grace & Co.                        2,900      233,269
                                                ----------
                                                 9,114,519
                                                ----------
CONSTRUCTION -- 0.4%
Armstrong World Industries, Inc.        1,700      127,075
Centex Corp.                            1,100       69,231
Fleetwood Enterprises, Inc.             1,200       50,925
Fluor Corp.                             3,300      123,337
Foster Wheeler Corp.                    1,600       43,300
Kaufman & Broad Home Corp.              1,000       22,437
Masco Corp.                             6,300      320,512
Owens Corning, Inc.                     2,100       71,662
Pulte Corp.                             1,000       41,812
Sherwin Williams Co.                    6,700      185,925
                                                ----------
                                                 1,056,216
                                                ----------
CONTAINERS -- 0.2%
Ball Corp.                                900       31,781
Bemis Co., Inc.                         2,100       92,531
Crown Cork & Seal Co., Inc.             5,100      255,637
Owens-Illinois, Inc.*                   5,500      208,656
                                                ----------
                                                   588,605
                                                ----------
COSMETICS & SOAP -- 2.7%
Alberto-Culver Co. Class B              2,300       73,744
Avon Products, Inc.                     5,300      325,287




                                           SHARES   VALUE(DAGGER)
                                          --------  ------------
COMMON STOCK (CONTINUED)
COSMETICS & SOAP (CONTINUED)
Clorox Co.                                  4,000   $   316,250
Colgate-Palmolive Co.                      11,600       852,600
Gillette Co.                               22,000     2,209,625
International Flavors & Fragrances, Inc.    4,400       226,600
Procter & Gamble Co.                       52,800     4,214,100
                                                    -----------
                                                      8,218,206
                                                    -----------
DRUGS -- 9.3%
Abbott Laboratories, Inc.                  30,100     1,973,431
Allergan, Inc.                              2,600        87,262
Alza Corp.*                                 3,300       104,981
American Home Products Corp.               25,400     1,943,100
Amgen, Inc.*                               10,500       568,312
Bristol-Myers Squibb Co.                   39,000     3,690,375
Cardinal Health, Inc.                       4,200       315,525
Eli Lilly & Co.                            43,500     3,028,687
Johnson & Johnson                          52,000     3,425,500
Mallinckrodt, Inc.                          2,900       110,200
Merck & Co., Inc.                          47,200     5,015,000
Pfizer, Inc.                               50,600     3,772,862
Pharmacia & Upjohn, Inc.                   20,080       735,430
PharMerica, Inc.*                           1,820        18,882
Schering Plough Corp.                      28,700     1,782,987
Warner-Lambert Co.                         10,600     1,314,400
                                                    -----------
                                                     27,886,934
                                                    -----------
ELECTRIC & GAS -- 2.9%
American Electric Power Co.                 7,400       382,025
Baltimore Gas & Electric Co.                5,800       197,562
Carolina Power & Light Co.                  6,000       254,625
Central & South West Corp.                  8,300       224,619
Cinergy Corp.                               6,136       235,085
Consolidated Edison Co. N.Y., Inc.          9,200       377,200
Consolidated Natural Gas Co.                3,700       223,850
Dominion Resources, Inc.                    7,250       308,578
DTE Energy Co.                              5,700       197,719
Duke Energy Corp.                          14,061       778,628
Eastern Enterprises                           800        36,000
Edison International                       15,500       421,406
Entergy Corp.                               9,300       278,419
F.P.L. Group, Inc.                          7,100       420,231
FirstEnergy Corp.*                          9,000       261,000
GPU, Inc.                                   4,800       202,200
Houston Industries, Inc.                   11,293       301,382
Niagara Mohawk Power Corp.*                 5,800        60,900
Nicor, Inc.                                 1,900        80,156
Northern States Power Co.                   2,700       157,275
Oneok, Inc.                                 1,100        44,412
P.P.& L. Resources, Inc.                    6,500       155,594
Pacific Enterprises                         3,300       124,162
Pacific Gas & Electric Co.                 17,100       520,481
Pacificorp                                 11,600       316,825
PECO Energy Co.                             8,700       210,975
Peoples Energy Corp.                        1,400        55,125
Public Service Enterprise Group, Inc.       9,200       291,525
Sonat, Inc.                                 3,400       155,550


                       See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS
                                   INDEX FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 1997
--------------------------------------------------------------------------------

                                  SHARES  VALUE(DAGGER)
                                 -------- ------------
COMMON STOCK (CONTINUED)
ELECTRIC & GAS (CONTINUED)
Southern Co.                     26,800   $   693,450
Texas Utilities Co.               9,407       390,978
Unicom Corp.                      8,500       261,375
Union Electric Co.                4,000       173,000
                                          -----------
                                            8,792,312
                                          -----------
ELECTRICAL -- 4.1%
CBS Corp.                        27,600       812,475
Cooper Industries, Inc.           4,700       230,300
Emerson Electric Co.             17,300       976,369
General Electric Co.            128,100     9,399,337
Grainger W.W., Inc.               1,900       184,656
Honeywell, Inc.                   5,000       342,500
Johnson Controls, Inc.            3,300       157,575
Nextlevel Systems, Inc.*          5,400        96,525
                                          -----------
                                           12,199,737
                                          -----------
ELECTRONICS -- 3.6%
A.M.P., Inc.                      8,696       365,232
Advanced Micro Devices, Inc.*     5,600       100,450
Andrew Corp.*                     3,587        85,864
Intel Corp.                      63,900     4,484,981
KLA Tencor Corp.*                 3,300       127,256
LSI Logic Corp.*                  5,600       110,600
Lucent Technologies, Inc.        25,136     2,007,738
Micron Technology, Inc.*          8,300       215,800
Motorola, Inc.                   23,300     1,329,556
National Semiconductor Corp.*     5,600       145,250
Parametric Technology Corp.*      5,100       240,975
Perkin Elmer Corp.                1,800       127,912
Scientific Atlanta, Inc.          3,100        51,925
Tektronix, Inc.                   1,950        77,391
Tellabs, Inc.*                    7,200       379,350
Texas Instruments, Inc.          15,200       684,000
Thomas & Betts Corp.              2,200       103,950
                                          -----------
                                           10,638,230
                                          -----------
ENERGY SERVICES -- 0.9%
Baker Hughes, Inc.                6,500       283,562
Halliburton Co.                  10,000       519,375
Helmerich & Payne, Inc.           1,000        67,875
Rowan Cos., Inc.*                 3,400       103,700
Schlumberger, Ltd.               19,400     1,561,700
Unova, Inc.*                      2,100        34,519
Western Atlas, Inc.*              2,100       155,400
                                          -----------
                                            2,726,131
                                          -----------
FOOD & BEVERAGES -- 5.9%
Archer Daniels Midland Co.       22,053       478,274
Campbell Soup Co.                18,000     1,046,250
Coca Cola Co.                    97,000     6,462,625
Conagra, Inc.                    18,500       607,031
CPC International, Inc.           5,700       614,175
General Mills, Inc.               6,300       451,237
Heinz H.J. Co.                   14,500       736,781
Hershey Foods Corp.               5,600       346,850




                                      SHARES   VALUE(DAGGER)
                                     --------   ------------
COMMON STOCK (CONTINUED)
FOOD & BEVERAGES (CONTINUED)
Kellogg Co.                           16,100   $   798,962
Pepsico, Inc.                         59,900     2,182,606
Pioneer Hi-Bred International, Inc.    2,600       278,850
Quaker Oats Co.                        5,400       284,850
Ralston Purina Group                   4,200       390,337
Sara Lee Corp.                        18,800     1,058,675
Unilever N.V                          25,200     1,573,425
Whitman Corp.                          4,100       106,856
Wm. Wrigley Jr., Co.                   4,600       365,987
                                               -----------
                                                17,783,771
                                               -----------
FOREST PRODUCTS & PAPER -- 1.2%
Boise Cascade Corp.                    1,900        57,475
Champion International, Corp.          3,700       167,656
Fort James Corp.                       7,600       290,700
Georgia Pacific Corp.                  3,600       218,700
Georgia Pacific Timber Group*          3,600        81,675
International Paper Co.               11,807       509,177
Kimberly-Clark Corp.                  22,328     1,101,049
Louisiana-Pacific Corp.                4,300        81,700
Mead Corp.                             4,200       117,600
Potlatch Corp.                           900        38,700
Stone Container Corp.*                 3,954        41,270
Temple Inland, Inc.                    2,200       115,087
Union Camp Corp.                       2,800       150,325
Westvaco Corp.                         4,000       125,750
Weyerhaeuser Co.                       7,900       387,594
Willamette Industries, Inc.            4,400       141,625
                                               -----------
                                                 3,626,083
                                               -----------
HEALTH CARE SERVICES -- 1.9%
Bausch & Lomb, Inc.                    2,200        87,175
Baxter International, Inc.            10,900       549,769
Becton, Dickinson & Co.                4,900       245,000
Beverly Enterprises, Inc.*             4,000        52,000
Biomet, Inc.                           4,600       117,300
Boston Scientific Corp.*               7,700       353,237
C.R. Bard, Inc.                        2,300        72,019
Columbia HCA Healthcare Corp.         25,582       757,867
Guidant Corp.                          5,800       361,050
HBO & Co.                              7,800       373,912
Healthsouth Corp.*                    15,100       419,025
Humana, Inc.*                          6,400       132,800
Manor Care, Inc.                       2,550        89,250
Medtronic, Inc.                       18,300       957,319
Millipore Corp.                        1,800        61,087
St. Jude Medical, Inc.*                3,600       109,800
Tenet Healthcare Corp.*               11,900       394,187
U.S. Surgical Corp.                    2,800        82,075
United Healthcare Corp.                7,300       362,719
                                               -----------
                                                 5,577,591
                                               -----------
HOTELS & RESTAURANTS -- 0.9%
Darden Restaurants, Inc.               6,100        76,250
Hilton Hotels Corp.                    9,700       288,575
ITT Corp.*                             4,600       381,225


                       See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS
                                   INDEX FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 1997
--------------------------------------------------------------------------------

                                          SHARES   VALUE(DAGGER)
                                         --------  ------------
COMMON STOCK (CONTINUED)
HOTELS & RESTAURANTS (CONTINUED)
Marriott International, Inc.               5,100   $   353,175
McDonald's Corp.                          26,900     1,284,475
Tricon Global Restaurants, Inc.*           6,030       175,247
Wendy's International, Inc.                5,100       122,719
                                                   -----------
                                                     2,681,666
                                                   -----------
HOUSEHOLD GOODS -- 0.3%
Black & Decker Corp.                       3,700       144,531
Maytag Corp.                               3,900       145,519
Newell Co.                                 6,300       267,750
Rubbermaid, Inc.                           5,900       147,500
Tupperware Corp.                           2,500        69,687
Whirlpool Corp.                            2,900       159,500
                                                   -----------
                                                       934,487
                                                   -----------
INSURANCE -- 5.1%
Aetna, Inc.                                5,953       420,059
Allstate Corp.                            16,970     1,542,149
American General Corp.                     9,596       518,784
American International Group, Inc.        27,412     2,981,055
Aon Corp.                                  6,400       375,200
Chubb Corp.                                6,800       514,250
Cigna Corp.                                2,900       501,881
Cincinnati Financial Corp.                 2,100       295,575
Conseco, Inc.                              7,600       345,325
General Re Corp.                           3,100       657,200
Hartford Financial Services Group, Inc.    4,700       439,744
Jefferson-Pilot Corp.                      2,800       218,050
Lincoln National Corp.                     4,100       320,312
Loews Corp.                                4,600       488,175
Marsh & McLennan Cos., Inc.                6,400       477,200
MBIA, Inc.                                 3,400       227,162
MGIC Investment Corp.                      4,700       312,550
Progressive Corp.                          2,800       335,650
Providian Financial Corp.                  3,700       167,194
Safeco Corp.                               5,500       267,437
St. Paul Cos., Inc.                        3,300       270,806
Sunamerica, Inc.                           7,200       307,800
Torchmark Corp.                            5,500       231,344
Transamerica Corp.                         2,600       276,900
Travelers Group, Inc.                     45,792     2,467,044
U.S.F.& G. Corp.                           4,600       101,487
UNUM Corp.                                 5,500       299,062
                                                   -----------
                                                    15,359,395
                                                   -----------
LEISURE -- 0.2%
Brunswick Corp.                            3,900       118,219
Hasbro, Inc.                               5,150       162,225
Jostens, Inc.                              1,100        25,369
Mattel, Inc.                              11,437       426,028
                                                   -----------
                                                       731,841
                                                   -----------
MACHINERY & EQUIPMENT -- 2.1%
Aeroquip Vickers, Inc.                       800        39,250
Applied Materials, Inc.*                  14,300       429,894
Briggs & Stratton Corp.                    1,000        48,562




                                           SHARES   VALUE(DAGGER)
                                          --------  ------------
COMMON STOCK (CONTINUED)
MACHINERY & EQUIPMENT (CONTINUED)
Case Corp.                                  2,900   $  175,269
Caterpillar, Inc.                          14,700      713,869
Cincinnati Milacron, Inc.                   1,600       41,500
Crane Co.                                   1,900       82,413
D.S.C. Communication Corp.*                 4,700      112,213
Deere & Co.                                 9,900      577,294
Dover Corp.                                 8,600      310,675
Dresser Industries, Inc.                    6,900      289,369
General Signal Corp.                        2,000       84,375
Harnischfeger Industries, Inc.              2,000       70,625
Illinois Tool Works, Inc.                   9,700      583,213
Ingersoll Rand Co.                          6,600      267,300
McDermott International, Inc.               2,200       80,575
Nacco Industries, Inc.                        300       32,156
Pall Corp.                                  5,033      104,120
Parker-Hannifin Corp.                       4,425      202,997
Raychem Corp.                               3,400      146,413
Snap-On, Inc.                               2,400      104,700
Stanley Works, Inc.                         3,500      165,156
Tenneco, Inc.                               6,700      264,650
Thermo Electron Corp.*                      5,900      262,550
Timken Co.                                  2,500       85,938
Tyco International Ltd.                    20,800      937,300
                                                    ----------
                                                     6,212,376
                                                    ----------
MEDIA -- 3.1%
Clear Channel Communications, Inc.*         3,900      309,806
Comcast Corp. Class A                       4,800      152,400
Comcast Corp. Special Class A Non-Voting    9,200      289,800
Dow Jones & Co., Inc.                       3,800      204,013
Gannett Co., Inc.                          11,200      692,300
King World Productions, Inc.*               1,100       63,525
Knight-Ridder, Inc.                         3,700      192,400
McGraw-Hill Cos., Inc.                      3,900      288,600
Meredith Corp.                              1,900       67,806
New York Times Co.                          3,800      251,275
Omnicom Group, Inc.                         6,400      271,200
R.R. Donnelley & Sons, Inc.                 6,000      223,500
Tele-Communications, Inc. Class A*         19,652      547,800
Time Warner, Inc.                          21,900    1,357,800
Times Mirror Co.                            3,700      227,550
Tribune Co.                                 4,900      305,025
U.S. West Media Group*                     23,700      684,338
Viacom, Inc. Class A*                         560       22,890
Viacom, Inc. Class B*                      12,943      536,326
Walt Disney Co.                            26,400    2,615,250
                                                    ----------
                                                     9,303,604
                                                    ----------
METALS -- 0.9%
Alcan Aluminium Ltd.                        8,900      245,863
Aluminum Co. of America                     6,800      478,550
Armco, Inc.*                                3,200       15,800
Asarco, Inc.                                1,700       38,144
Barrick Gold Corp.                         14,100      262,613
Battle Mountain Gold Co.                    9,000       52,875
Bethlehem Steel Corp.*                      4,500       38,813


                       See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS
                                   INDEX FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 1997
--------------------------------------------------------------------------------

                                             SHARES  VALUE(DAGGER)
                                            -------- -----------
COMMON STOCK (CONTINUED)
METALS (CONTINUED)
Cyprus AMAX Minerals Co.                     3,650   $    56,119
Engelhard Corp.                              5,687        98,812
Freeport-McMoran Copper & Gold, Inc.         7,700       121,275
Homestake Mining Co.                         5,800        51,475
Inco, Ltd.                                   6,600       112,200
Inland Steel Industries, Inc.                2,000        34,250
Newmont Mining Corp.                         6,174       181,361
Nucor Corp.                                  3,400       164,263
Phelps Dodge Corp.                           2,600       161,850
Placer Dome, Inc.                            9,400       119,263
Reynolds Metals Co.                          2,900       174,000
USX-U.S. Steel Group, Inc.                   3,300       103,125
Worthington Industries, Inc.                 3,850        63,044
                                                     -----------
                                                       2,573,695
                                                     -----------
MISCELLANEOUS FINANCE -- 3.1%
American Express Co.                        18,300     1,633,275
Beneficial Corp.                             2,100       174,563
Charles Schwab Corp.                        10,350       434,053
Choicepoint, Inc.*                             570        27,218
Countrywide Credit Industries, Inc.          4,100       175,788
Equifax, Inc.                                5,900       209,081
Federal Home Loan Mortgage Corp.            27,200     1,140,700
Federal National Mortgage Association       41,500     2,368,094
Green Tree Financial Corp.                   5,400       141,413
Household International, Inc.                4,200       535,763
Merrill Lynch & Co., Inc.                   13,000       948,188
Morgan Stanley Dean Witter Discover & Co.   22,969     1,358,042
                                                     -----------
                                                       9,146,178
                                                     -----------
OFFICE EQUIPMENT -- 7.7%
3Com Corp.*                                 13,100       456,863
Adobe Systems, Inc.                          2,800       115,150
Apple Computer, Inc.*                        5,000        65,313
Autodesk, Inc.                               1,900        69,825
Bay Networks, Inc.*                          7,800       199,388
Cabletron Systems, Inc.*                     6,100        91,500
Cisco Systems, Inc.*                        39,300     2,190,975
Compaq Computer Corp.*                      29,712     1,676,871
Computer Associates International, Inc.     21,562     1,140,091
Data General Corp.*                          1,700        29,644
Dell Computer, Inc.*                        12,900     1,083,600
Digital Equipment Corp.*                     6,200       229,400
EMC Corp.*                                  19,400       532,288
Harris Corp.                                 3,200       146,800
Hewlett Packard Co.                         40,700     2,543,750
International Business Machines Corp.       38,400     4,015,200
Microsoft Corp.*                            46,900     6,058,894
Novell, Inc.*                               13,700       101,894
Pitney Bowes, Inc.                           5,600       503,650
Seagate Technology, Inc.*                    9,700       186,725
Silicon Graphics, Inc.*                      6,954        86,490
Sun Microsystems, Inc.*                     14,500       578,188
Unisys Corp.*                                6,900        95,738
Xerox Corp.                                 12,900       952,181
                                                     -----------
                                                      23,150,418
                                                     -----------




                                      SHARES   VALUE(DAGGER)
                                     --------  ------------
COMMON STOCK (CONTINUED)
OIL & GAS -- 7.6%
Amerada Hess Corp.                     3,700   $   203,038
Amoco Corp.                           19,200     1,634,400
Anadarko Petroleum Corp.               2,400       145,650
Apache Corp.                           3,600       126,225
Ashland, Inc.                          2,900       155,694
Atlantic Richfield Co.                12,600     1,009,575
Burlington Resources, Inc.             6,882       308,400
Chevron Corp.                         25,800     1,986,600
Coastal Corp.                          4,200       260,138
Columbia Gas System, Inc.              2,200       172,838
Enron Corp.                           12,000       498,750
Exxon Corp.                           96,800     5,922,950
Kerr-McGee Corp.                       1,900       120,294
Mobil Corp.                           30,700     2,216,156
Occidental Petroleum Corp.            13,000       381,063
Oryx Energy Co.*                       4,100       104,550
Pennzoil Co.                           1,900       126,944
Phillips Petroleum Co.                10,400       505,700
Royal Dutch Petroleum Co.             83,900     4,546,331
Sun Co., Inc.                          2,855       120,088
Texaco, Inc.                          20,700     1,125,563
Unocal Corp.                           9,800       380,363
USX-Marathon Group, Inc.              11,400       384,750
Williams Cos., Inc.                   12,500       354,688
                                               -----------
                                                22,790,748
                                               -----------
PHOTOGRAPHIC -- 0.3%
Eastman Kodak Co.                     13,200       802,725
Polaroid Corp.                         1,800        87,638
                                               -----------
                                                   890,363
                                               -----------
POLLUTION CONTROL -- 0.3%
Browning-Ferris Industries, Inc.       7,700       284,900
Laidlaw, Inc.                         12,500       170,313
Safety-Kleen Corp.                     2,300        63,106
Waste Management, Inc.                17,594       483,835
                                               -----------
                                                 1,002,154
                                               -----------
RAILROADS -- 0.8%
Burlington Northern Santa Fe Corp.     6,131       569,800
CSX Corp.                              8,600       464,400
Norfolk Southern Corp.                15,000       462,188
Union Pacific Corp.                    9,600       599,400
Union Pacific Resources Group, Inc.    9,951       241,312
                                               -----------
                                                 2,337,100
                                               -----------
RETAIL -- 4.3%
American Greetings Corp.               3,000       117,375
Autozone, Inc.*                        5,900       171,100
Charming Shoppes, Inc.*                4,200        19,425
Circuit City Stores, Inc.              3,800       135,138
Costco Cos., Inc.*                     8,321       370,805
CVS Corp.                              6,600       422,813
Dayton Hudson Corp.                    8,600       580,500
Dillard's Inc. Class A                 4,500       158,625
Federated Department Stores, Inc.*     8,200       353,113
Gap, Inc.                             15,750       558,141


                       See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS
                                   INDEX FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 1997
--------------------------------------------------------------------------------

                                         SHARES   VALUE(DAGGER)
                                        --------  ------------
COMMON STOCK (CONTINUED)
RETAIL (CONTINUED)
Harcourt General, Inc.                    2,800   $   153,300
Home Depot, Inc.                         28,499     1,677,879
K Mart Corp.*                            19,200       222,000
Limited, Inc.                            10,713       273,182
Longs Drug Stores, Inc.                   1,400        44,975
Lowe's Cos., Inc.                         6,800       324,275
May Department Stores Co.                 9,200       484,725
Mercantile Stores Co., Inc.               1,500        91,313
Nordstrom, Inc.                           3,200       192,400
Penney, J.C. Co.                          9,700       585,031
Pep Boys-Manny, Moe & Jack                2,400        57,300
Rite Aid Corp.                            4,900       287,569
Sears, Roebuck & Co.                     15,400       696,850
Tandy Corp.                               4,100       158,106
TJX Cos., Inc.                            6,200       213,125
Toys "R" Us, Inc.*                       11,500       361,531
Wal-Mart Stores, Inc.                    88,600     3,494,163
Walgreen Co.                             19,500       611,813
Woolworth Corp.*                          5,600       114,100
                                                  -----------
                                                   12,930,672
                                                  -----------
RETAIL - FOOD -- 0.6%
Albertson's, Inc.                         9,600       454,800
American Stores Co.                      10,600       217,963
Giant Food, Inc.                          2,400        80,850
Great Atlantic & Pacific Tea Co., Inc.    1,100        32,656
Kroger Co.*                              10,000       369,375
Supervalu, Inc.                           2,400       100,500
Sysco Corp.                               6,900       314,381
Winn-Dixie Stores, Inc.                   5,600       244,650
                                                  -----------
                                                    1,815,175
                                                  -----------
TELEPHONES -- 7.2%
AirTouch Communications, Inc.*           20,000       831,250
Alltel Corp.                              7,400       303,863
Ameritech Corp.                          21,500     1,730,750
AT&T Corp.                               63,542     3,891,948
Bell Atlantic Corp.                      30,402     2,766,582
BellSouth Corp.                          38,800     2,184,925
Frontier Corp.                            6,400       154,000
GTE Corp.                                37,400     1,954,150
MCI Communications Corp.                 27,100     1,160,219
Northern Telecom, Ltd.                   10,300       916,700
SBC Communications, Inc.                 35,704     2,615,318
Sprint Corp.                             16,800       984,900
US West, Inc. Communications Group       18,700       843,838
WorldCom, Inc.*                          35,500     1,073,875
                                                  -----------
                                                   21,412,318
                                                  -----------
THRIFT INSTITUTIONS -- 0.4%
Ahmanson (H.F.) & Co.                     3,900       261,056
Golden West Financial Corp.               2,300       224,969
Washington Mutual, Inc.                   9,870       629,213
                                                  -----------
                                                    1,115,238
                                                  -----------




                                         SHARES  VALUE(DAGGER)
                                         ------  ------------
COMMON STOCK (CONTINUED)
TRUCKING -- 0.1%
Caliber Systems, Inc.                     1,100  $     53,556
Cummins Engine Co., Inc.                  1,600        94,500
Paccar, Inc.                              3,090       162,225
Ryder System, Inc.                        3,000        98,250
                                                 ------------
                                                      408,531
                                                 ------------
TOTAL COMMON STOCK
   (Cost $190,189,026)                            295,859,047
                                                 ------------

   COUPON                                 PAR
    RATE                 MATURITY        (000)   VALUE(DAGGER)
  --------              ----------       -----   ------------
U.S. TREASURY OBLIGATIONS -- 0.3%
U.S. Treasury Bills**
   (Cost $966,248)
   5.534%                 08/20/98       $1,000       966,522
                                                 ------------

                                       SHARES
                                      --------
TEMPORARY INVESTMENTS -- 1.4%
Dreyfus Cash Management Plus #719     2,139,800     2,139,800
Goldman Sachs Financial Square
  Money Market Portfolio              2,139,923     2,139,923
                                                 ------------
TOTAL TEMPORARY INVESTMENTS
   (Cost $4,279,723)                                4,279,723
                                                 ------------
TOTAL INVESTMENTS -- 100.6%
   (Cost $195,434,997)                            301,105,292
                                                 ------------
LIABILITIES IN EXCESS OF
   OTHER ASSETS -- (0.6%)                          (1,967,548)
                                                 ------------
NET ASSETS -- 100.0%
Applicable to 12,426,662 and 295,268 shares
  of beneficial interest outstanding of
  Institutional Class and Class A, respectively,
  $.001 par value (Note 9)                       $299,137,744
                                                 ============
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER INSTITUTIONAL CLASS SHARE
  ($292,195,655/12,426,662)                            $23.51
                                                       ======
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER CLASS A SHARE ($6,942,089/295,268)         $23.51
                                                       ======
----------
(DAGGER) See Note 2a to the Financial Statements.
* Non-income producing security.
**Security pledged as collateral for futures contracts.

                                      NUMBER OF     UNREALIZED
                                      CONTRACTS    APPRECIATION
                                      ---------    ------------
Futures Contracts -- Long Position
  S&P 500 Index, March 1998              13           $31,700
                                         ==           =======

                       See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS
                                  BALANCED FUND
                             STATEMENT OF NET ASSETS
                                DECEMBER 31, 1997
--------------------------------------------------------------------------------

                                        SHARES  VALUE(DAGGER)
                                        ------  ------------
COMMON STOCK -- 54.1%
AEROSPACE -- 2.3%
Alliant Techsystems, Inc.*              1,100   $   61,325
Esterline Technologies Corp.*           3,500      126,000
Lockheed Martin Corp.                   5,400      531,900
Northrop Grumman Holdings Corp.         4,550      523,250
Textron, Inc.                           5,700      356,250
                                                ----------
                                                 1,598,725
                                                ----------
AIR TRANSPORT -- 1.8%
AMR Corp.*                              4,100      526,850
Continental Airlines, Inc. Class B*     2,900      139,562
Delta Air Lines, Inc.                   2,650      315,350
UAL Corp.*                              2,900      268,250
                                                ----------
                                                 1,250,012
                                                ----------
ALCOHOLIC BEVERAGES & TOBACCO-- 1.0%
Philip Morris Cos., Inc.               11,200      507,500
Universal Corp.                         4,600      189,175
                                                ----------
                                                   696,675
                                                ----------
APPAREL, TEXTILES -- 0.6%
Guilford Mills, Inc.                    1,000       27,375
Kellwood Co.                              900       27,000
Oxford Industries, Inc.                   700       22,750
VF Corp.                                7,800      358,312
                                                ----------
                                                   435,437
                                                ----------
AUTO RELATED -- 0.1%
Clarcor, Inc.                           1,100       32,587
Mascotech, Inc.                         2,600       47,775
                                                ----------
                                                    80,362
                                                ----------
AUTOS -- 1.8%
Ford Motor Co.                         25,400    1,236,660
                                                ----------
BANKS -- 2.4%
Bankers Trust New York Corp.            1,200      134,925
CCB Financial Corp.                       600       64,500
Chase Manhattan Corp.                   5,800      635,100
Comerica, Inc.                          1,800      162,450
Compass Bancshares, Inc.                1,800       78,750
GBC Bancorp                               400       25,300
Old Kent Financial Corp.                2,410       95,496
One Valley Bancorp                        750       29,062
Southtrust Corp.                        7,100      449,075
                                                ----------
                                                 1,674,658
                                                ----------
BUSINESS SERVICES -- 0.7%
Aviall, Inc.*                           7,300      109,044
Franklin Covey Co.*                     2,400       52,800
Kelly Services, Inc. Class A            2,800       84,000
Olsten Corp.                           15,900      238,500
Selective Insurance Group, Inc.         1,600       43,200
                                                ----------
                                                   527,544
                                                ----------




                                         SHARES  VALUE(DAGGER)
                                         ------  ------------
COMMON STOCK (CONTINUED)
CHEMICALS -- 0.4%
Georgia Gulf Corp.                       1,400   $   42,875
Lyondell Petrochemical Co.               6,200      164,300
Robbins & Myers, Inc.                    1,200       47,550
                                                 ----------
                                                    254,725
                                                 ----------
CONSTRUCTION -- 1.6%
Centex Corp.                            12,000      755,250
Fleetwood Enterprises, Inc.                900       38,194
Owens Corning, Inc.                      2,700       92,137
Vulcan Materials Co.                     1,600      163,400
Webb Corp.                               1,700       44,200
                                                 ----------
                                                  1,093,181
                                                 ----------
CONTAINERS -- 0.1%
Libbey, Inc.                             1,100       41,662
                                                 ----------
COSMETICS & SOAP -- 0.0%
Paragon Trade Brands, Inc.*              1,800       23,175
                                                 ----------
DRUGS -- 2.4%
Bergen Brunswig Corp. Class A           13,000      547,625
Bristol-Myers Squibb Co.                 7,200      681,300
McKesson Corp.                           3,100      335,381
PharMerica, Inc.*                       11,604      120,402
                                                 ----------
                                                  1,684,708
                                                 ----------
ELECTRIC & GAS -- 3.9%
Central Hudson Gas & Electric Corp.        400       17,550
Central Louisiana Electric Co.           1,100       35,612
GPU, Inc.                               17,100      720,337
IES Industries, Inc.                     1,300       47,856
Long Island Lighting Co.                27,500      828,437
N.Y. State Electric & Gas Corp.         26,100      926,550
National Fuel Gas Co.                    2,000       97,375
Washington Water Power Co.               1,600       38,900
                                                 ----------
                                                  2,712,617
                                                 ----------
ELECTRONICS -- 1.2%
Arrow Electronics, Inc.*                 7,000      227,062
Harman International Industries, Inc.    1,800       76,387
Hutchinson Technology, Inc.*             4,200       91,875
Lucent Technologies, Inc.                1,800      143,775
Marshall Industries, Inc.*               3,600      108,000
Superior Telecom, Inc.*                  1,700       58,756
Tektronix, Inc.                          3,750      148,828
                                                 ----------
                                                    854,683
                                                 ----------
ENERGY SERVICES -- 0.8%
Ensco International, Inc.               15,800      529,300
Zeigler Coal Holding Co.                 3,400       55,462
                                                 ----------
                                                    584,762
                                                 ----------
FOOD & BEVERAGES -- 2.0%
Conagra, Inc.                            4,800      157,500
Dean Foods Co.                          13,600      809,200
Smithfield Foods, Inc.*                 12,650      411,916
                                                 ----------
                                                  1,378,616
                                                 ----------


                       See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS
                                  BALANCED FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 1997
--------------------------------------------------------------------------------

                                         SHARES   VALUE(DAGGER)
                                         ------   ------------
COMMON STOCK (CONTINUED)
FOREST PRODUCTS & PAPER -- 2.0%
Georgia Pacific Corp.                    10,600   $  643,950
Georgia Pacific Timber Group*            10,600      240,487
International Paper Co.                  10,700      461,437
Schweitzer-Mauduit International, Inc.    1,100       40,975
                                                  ----------
                                                   1,386,849
                                                  ----------
HEALTH CARE SERVICES -- 1.2%
Beverly Enterprises, Inc.*               25,500      331,500
Cooper Cos., Inc.*                        2,200       89,925
Dexter Corp.                                900       38,869
Haemonetics Corp.*                        2,800       39,200
Lincare Holdings, Inc.*                   1,000       57,000
MedPartners, Inc.*                       13,300      297,587
                                                  ----------
                                                     854,081
                                                  ----------
HOUSEHOLD GOODS -- 0.0%
La-Z-Boy, Inc.                              600       25,875
                                                  ----------
INSURANCE -- 4.3%
American Bankers Insurance Group, Inc.   12,000      551,250
Chartwell Re Corp.                          900       30,375
Cigna Corp.                               2,700      467,269
Conseco, Inc.                            11,700      531,619
Equitable Cos., Inc.                     14,400      716,400
First American Financial Corp.            2,300      169,912
Gallagher (Arthur J.) & Co.               4,400      151,525
Life RE Corp.                             1,000       65,188
Old Republic International Corp.          3,900      145,031
Protective Life Corp.                       500       29,875
Travelers Group, Inc.                     3,450      185,869
                                                  ----------
                                                   3,044,313
                                                  ----------
LEISURE -- 0.4%
Brunswick Corp.                           8,800      266,750
                                                  ----------
MACHINERY & EQUIPMENT -- 1.9%
Aeroquip Vickers, Inc.                    5,600      274,750
Graco, Inc.                               3,900      145,519
Parker-Hannifin Corp.                     7,600      348,650
Timken Co.                               16,400      563,750
                                                  ----------
                                                   1,332,669
                                                  ----------
MEDIA -- 0.9%
King World Productions, Inc.*             3,600      207,900
Omnicom Group, Inc.                       9,400      398,325
                                                  ----------
                                                     606,225
                                                  ----------
METALS -- 0.6%
Cleveland Cliffs, Inc.                    1,600       73,300
Reliance Steel & Aluminum Corp.           1,500       44,625
USX-U.S. Steel Group, Inc.                9,600      300,000
                                                  ----------
                                                     417,925
                                                  ----------
MISCELLANEOUS FINANCE -- 2.8%
Bear Stearns Cos., Inc.                  14,100      669,750
Eaton Vance Corp.                         2,000       75,500
Lehman Brothers Holdings, Inc.            8,200      418,200




                                            SHARES   VALUE(DAGGER)
                                            ------   ------------
COMMON STOCK (CONTINUED)
MISCELLANEOUS FINANCE (CONTINUED)
Merrill Lynch & Co., Inc.                    8,500   $  619,969
Morgan Stanley Dean Witter Discover & Co.    3,000      177,375
                                                     ----------
                                                      1,960,794
                                                     ----------
OFFICE EQUIPMENT -- 3.2%
Compaq Computer Corp.*                       9,950      561,553
Digital Equipment Corp.*                     7,900      292,300
Harris Corp.                                 5,400      247,725
HMT Technology Corp.*                        8,200      106,600
International Business Machines Corp.        5,100      533,269
Quantum Corp.*                               7,900      158,494
Storage Technology Corp.*                    1,700      105,294
Systems & Computer Technology Corp.*         1,800       89,325
Tech Data Corp.*                             3,500      136,063
                                                     ----------
                                                      2,230,623
                                                     ----------
OIL & GAS -- 4.3%
Comstock Resources, Inc.*                    1,000       11,938
Exxon Corp.                                  2,600      159,088
Lomak Petroleum, Inc.                        2,300       37,375
Sun Co., Inc.                               11,200      471,100
Texaco, Inc.                                 5,400      293,625
Tidewater, Inc.                             10,800      595,350
Ultramar Diamond Shamrock Corp.             12,400      395,250
USX-Marathon Group, Inc.                    29,100      982,125
Washington Gas Light Corp.                   1,900       58,781
                                                     ----------
                                                      3,004,632
                                                     ----------
PHOTOGRAPHIC -- 0.0%
Innovex, Inc.                                1,900       43,581
                                                     ----------
RETAIL -- 3.2%
BJ's Wholesale Club, Inc.*                   9,800      307,475
Burlington Coat Factory, Inc.*               3,400       55,888
Carson Pirie Scott & Co.*                    1,300       65,163
Dayton Hudson Corp.                          6,300      425,250
Footstar, Inc.*                              3,700       99,438
Herbalife International, Inc. Class A        1,100       23,375
Herbalife International, Inc. Class B*       2,200       47,300
Ross Stores, Inc.                            6,500      236,438
Tandy Corp.                                 10,200      393,338
TJX Cos., Inc.                              16,500      567,188
                                                     ----------
                                                      2,220,853
                                                     ----------
RETAIL - FOOD -- 1.6%
Kroger Co.*                                  8,300      306,581
RARE Hospitality International, Inc.*        3,300       29,700
Safeway, Inc.*                              13,100      828,575
                                                     ----------
                                                      1,164,856
                                                     ----------
TELEPHONES -- 1.8%
Telefonos de Mexico S.A. ADR                15,300      857,756
US West, Inc. Communications Group           8,700      392,588
                                                     ----------
                                                      1,250,344
                                                     ----------


                       See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS
                                  BALANCED FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 1997
--------------------------------------------------------------------------------

                                         SHARES  VALUE(DAGGER)
                                         ------  ------------
COMMON STOCK (CONTINUED)
THRIFT INSTITUTIONS -- 1.7%
Ahmanson (H.F.) & Co.                    12,000  $   803,250
Golden West Financial Corp.               4,100      401,031
                                                 -----------
                                                   1,204,281
                                                 -----------
TRUCKING -- 1.1%
Caliber Systems, Inc.                     3,900      189,881
Cummins Engine Co., Inc.                  5,100      301,219
Paccar, Inc.                              5,200      273,000
                                                 -----------
                                                     764,100
                                                 -----------
TOTAL COMMON STOCK
   (Cost $31,455,295)                             37,906,953
                                                 -----------
   COUPON                                  PAR
    RATE                 MATURITY         (000)  VALUE(DAGGER)
  --------              ----------        -----  ------------
ASSET-BACKED SECURITIES -- 6.8%
Banco Nacional de Mexico, S.A.
  Series 1996-A, Class A1
   6.250%                 12/01/03       $  375      372,480
California Infrastructure PG&E-1
  Series 1997-1, Class A8
   6.480%                 12/26/09          500      503,750
Case Equipment Loan Trust
  Series 1997-A, Class B
   6.700%                 03/15/04          500      508,740
Chase Commercial Mortgage
  Securities Corp. Series 1997-1,
  Class A-1
   7.270%                 07/19/04          727      749,835
First Plus Home Loan Trust
  Series 1997-3, Class A6
   7.080%                 07/10/17          285      291,387
Green Tree Financial Corp.
  Series 1997-4, Class A5
   6.880%                 02/15/29          650      650,711
Rental Car Financing Corp.
  Series 1997-1, Class A3
   6.600%                 05/25/05        1,000      999,375
Team Fleet Financing Corp.
  Series 1997-1, Class A
   7.350%                 05/15/03          375      388,828
World Omni Automobile Lease
  Series 1997-A, Class A4
   6.900%                 06/25/03          275      281,378
                                                 -----------
TOTAL ASSET-BACKED SECURITIES
   (Cost $4,684,601)                               4,746,484
                                                 -----------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 9.6%
Asset Securitization Corp.
  Series 1997-D4, Class PS1 IO
   1.211%                 04/14/29        6,351      488,266
Asset Securitization Corp.
  Series 1997-D5, Class PS1 IO
   1.367%                 02/14/41        3,000      325,781



   COUPON                                  PAR
    RATE                 MATURITY         (000)  VALUE(DAGGER)
  --------              ----------        -----  ------------
COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
Federal Home Loan Mortgage Corp.
  Pool #1897 Class G
   7.250%                 03/15/22       $  600  $   615,085
Federal National Mortgage Association
  Series 110, Class 2 IO
   9.000%                 11/25/19          885      254,061
Federal National Mortgage Association
  Series 145, Class 1 PO
   7.910%                 06/25/22          882      699,946
Federal National Mortgage Association
  Series 1993-210, Class S
  10.094%                 11/25/23          285      258,182
Federal National Mortgage Association
  Series 1996-53, Class PE
   6.500%                 11/18/10          800      807,040
Federal National Mortgage Association
  Series 1997-20 IO
   1.840%                 03/25/27        4,451      247,939
Federal National Mortgage Association
  Series G-18, Class Z
   8.750%                 06/25/21          751      809,758
Federal National Mortgage Association
  Series X-13, Class G
   6.500%                 08/25/22          845      851,760
GE Capital Mortgage Services, Inc.
  Series 1994-10, Class A23
   6.500%                 03/25/24          631      598,007
Merrill Lynch Mortgage Investors, Inc.
  Series 1997-C2, Class C
   6.735%                 12/10/29          285      285,134
Norwest Asset Securities Corp.
  Series 1997-10, Class A6
   6.750%                 08/25/27          475      478,753
                                                 -----------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
   (Cost $6,521,059)                               6,719,712
                                                 -----------
MORTGAGE-BACKED SECURITIES -- 8.6%
Federal National Mortgage Association
   7.000%                 01/15/28          500      503,594
Federal National Mortgage Association
  Pool #250888
   7.000%                 04/01/12        1,873    1,901,489
Federal National Mortgage Association
  Pool #303948
   7.500%                 06/01/26        1,712    1,752,520
Federal National Mortgage Association
  Pool #345739
   7.500%                 03/01/27          101      103,411
Federal National Mortgage Association
  Pool #363317
   7.500%                 11/01/26           45       46,444
Federal National Mortgage Association
  Pool #368941
   7.500%                 12/01/26          531      544,108
Federal National Mortgage Association
  Pool #371323
   7.500%                 03/01/27          433      443,309


                       See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS
                                  BALANCED FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 1997
--------------------------------------------------------------------------------
   COUPON                                  PAR
    RATE                 MATURITY         (000)  VALUE(DAGGER)
  --------              ----------        -----  ------------
MORTGAGE-BACKED SECURITIES (CONTINUED)
Government National Mortgage Association
  Pool #354675
   6.500%                 10/15/23       $  743  $   735,307
                                                 -----------
TOTAL MORTGAGE-BACKED SECURITIES
   (Cost $5,914,639)                               6,030,182
                                                 -----------
CORPORATE BONDS -- 11.4%
ELECTRIC -- 0.7%
Public Service Co. of Colorado
   6.600%                 02/01/01          500      508,125
                                                 -----------
FINANCE - BANK -- 1.9%
BankBoston Corp.
   7.000%                 09/15/07          400      412,000
National City Capital Trust I
   6.750%                 06/01/99          400      403,160
Wachovia Bank-NC Euro Bond
   7.000%                 10/17/08          500      524,250
                                                 -----------
                                                   1,339,410
                                                 -----------
FINANCE - NON-BANK -- 3.8%
American General Institutional Capital
  Securities Series A
   7.570%                 12/01/45           90       93,038
Ford Motor Credit Euro Bond
   6.375%                 04/03/00          375      377,813
Hartford Life, Inc.
   7.100%                 06/15/07          500      515,625
Lehman Brothers Holdings, Inc.
   8.800%                 03/01/15          250      295,000
Racers QHEL Series 1997, Class A-1
   9.499%                 05/15/17          430      438,041
Sears, Roebuck Acceptance Corp.
   7.010%                 09/19/02          400      412,500
Xerox Credit Corp. Euro Bond
   5.400%                 09/11/00          500      490,900
                                                 -----------
                                                   2,622,917
                                                 -----------
INDUSTRIAL -- 3.6%
Air Products & Chemicals, Inc.
   6.862%                 10/25/03          535      547,706
Black & Decker Corp.
   7.500%                 04/01/03          310      324,725
Boston University
   7.625%                 07/15/97          120      132,750
Chrysler Corp.
   7.450%                 03/01/27          410      442,800
Ford Motor Co.
   8.875%                 01/15/22          220      271,425
Walt Disney Co.
   6.375%                 03/30/01          500      505,625
WMX Technologies, Inc.
   7.100%                 08/01/26          305      319,106
                                                 -----------
                                                   2,544,137
                                                 -----------



   COUPON                                  PAR
    RATE                 MATURITY         (000)  VALUE(DAGGER)
  --------              ----------        -----  ------------
CORPORATE BONDS (CONTINUED)
TRANSPORTATION -- 1.4%
CSX Corp.
   7.900%                 05/01/17       $  155  $   172,631
   7.250%                 05/01/27          535      571,113
Norfolk Southern Corp.
   7.800%                 05/15/27          230      260,763
                                                 -----------
                                                   1,004,507
                                                 -----------
TOTAL CORPORATE BONDS
   (Cost $7,793,138)                               8,019,096
                                                 -----------
SUPRANATIONAL BONDS -- 1.2%
African Development Bank
  (Cost $788,901)
   7.750%                 12/15/01          770      815,238
                                                 -----------
YANKEE BONDS -- 2.2%
Export-Import Bank Korea
   6.500%                 11/15/06          325      242,938
Glaxo Wellcome P.L.C. Euro Bond
   6.125%                 01/25/06          500      495,625
Hydro-Quebec
   8.050%                 07/07/24          545      632,200
Korea Development Bank
   7.375%                 09/17/04           90       71,550
Korea Electric Power Global
   6.375%                 12/01/03          150      112,313
                                                 -----------
TOTAL YANKEE BONDS
   (Cost $1,622,951)                               1,554,626
                                                 -----------
U.S. TREASURY OBLIGATIONS -- 4.8%
U.S. Treasury Bonds
   8.750%                 08/15/20          170      226,918
   6.750%                 08/15/26          135      148,754
                                                 -----------
                                                     375,672
                                                 -----------
U.S. Treasury Notes
   5.875%                 08/31/99          500      501,715
   6.625%                 06/30/01          160      164,475
   6.250%                 01/31/02          140      142,556
   7.875%                 11/15/04          230      257,253
   7.000%                 07/15/06        1,215    1,312,030
                                                 -----------
                                                   2,378,029
                                                 -----------
U.S. Treasury Notes - TIPS
   3.375%                 01/15/07          620      616,125
                                                 -----------
TOTAL U.S. TREASURY OBLIGATIONS
   (Cost $3,331,715)                               3,369,826
                                                 -----------
MUNICIPAL BONDS -- 0.5%
New York City Municipal Water
  Financing Authority Revenue
  Bonds Series B
   (Cost $327,348)
   5.250%                 06/15/29          340      337,025
                                                 -----------


                       See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS
                                  BALANCED FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 1997
--------------------------------------------------------------------------------

                                        SHARES   VALUE(DAGGER)
                                        ------   ------------
TEMPORARY INVESTMENTS -- 0.9%
Dreyfus Cash Management Plus #719       336,241  $   336,241
Goldman Sachs Financial Square
  Money Market Portfolio                338,782      338,782
                                                 -----------
TOTAL TEMPORARY INVESTMENTS
   (Cost $675,023)                                   675,023
                                                 -----------
TOTAL INVESTMENTS -- 100.1%
   (Cost $63,114,670)                             70,174,165
                                                 -----------
LIABILITIES IN EXCESS OF
   OTHER ASSETS-- (0.1%)                             (59,236)
                                                 -----------
NET ASSETS -- 100.0%
Applicable to 4,649,002 and 46,872 shares
  of beneficial interest outstanding of
  Institutional Class and Class A, respectively,
  $.001 par value (Note 9)                       $70,114,929
                                                 ===========
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER INSTITUTIONAL CLASS SHARE
  ($69,415,124/4,649,002)                             $14.93
                                                      ======
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER CLASS A SHARE ($699,805/46,872)           $14.93
                                                      ======
----------
(DAGGER) See Note 2a to the Financial Statements.
* Non-income producing security.
ADR -- American Depository Receipt.
IO -- Interest Only security.
PO -- Principal Only security.
TIPS -- Treasury Inflation Protection Securities.


                       See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS
                               INTERNATIONAL FUND
                             STATEMENT OF NET ASSETS
                                DECEMBER 31, 1997
--------------------------------------------------------------------------------

                                           SHARES    VALUE(DAGGER)
                                          --------   ------------
COMMON STOCK -- 96.7%
ARGENTINA -- 1.7%
Telefonica de Argentina S.A. ADR            50,000   $1,862,500
Transportadora de Gas del Sur S.A. ADR      90,000    1,006,875
                                                     ----------
                                                      2,869,375
                                                     ----------
AUSTRALIA -- 1.9%
Burns, Philp & Co., Ltd.                 1,593,000      249,107
Coles Myer, Ltd.                           101,469      487,260
National Australia Bank, Ltd.              143,126    1,998,482
Westpac Banking Corp., Ltd.                 81,213      519,421
                                                     ----------
                                                      3,254,270
                                                     ----------
AUSTRIA -- 1.8%
Bank Austria AG                             40,000    1,897,107
Boehler-Uddeholm AG                         20,000    1,170,673
                                                     ----------
                                                      3,067,780
                                                     ----------
BELGIUM -- 0.5%
Etablissement Delhaize Freres &
  Cie Le Lion S.A                           17,640      895,096
                                                     ----------
BRAZIL -- 1.4%
Aracruz Celulose S.A. ADR                   50,000      718,750
Rhodia-Ster S.A. GDR*                      360,000      387,000
Telecomunicacoes Brasileiras S.A. ADR       11,000    1,280,812
                                                     ----------
                                                      2,386,562
                                                     ----------
CANADA -- 1.8%
Moore Corp., Ltd.                          100,000    1,512,500
Noranda Forest, Inc.                       150,000      812,358
Primex Forest Products, Ltd.               180,000      767,285
                                                     ----------
                                                      3,092,143
                                                     ----------
CHINA -- 0.7%
Shandong Huaneng Power Co., Ltd. ADR       180,000    1,237,500
                                                     ----------
CZECH REPUBLIC -- 1.9%
Komercni Banka A.S. ADR*                   155,000    1,942,615
SPT Telecom A.S.*                           13,000    1,387,267
                                                     ----------
                                                      3,329,882
                                                     ----------
DENMARK -- 3.5%
Den Danske Bank                             10,000    1,333,390
Tele Danmark A.S.-B                         36,700    2,277,935
Unidanmark A.S.-A                           34,100    2,505,006
                                                     ----------
                                                      6,116,331
                                                     ----------
FINLAND -- 2.3%
Kemira Oyj                                 145,000    1,371,321
Merita, Ltd.-A                             320,000    1,751,177
Rauma Group Oyj                             60,339      941,848
                                                     ----------
                                                      4,064,346
                                                     ----------
FRANCE -- 6.9%
AXA-UAP                                     18,358    1,421,130
Bail Investissement                         13,000    1,726,603
Banque Nationale de Paris                   44,550    2,368,995




                                                    SHARES   VALUE(DAGGER)
                                                   --------  ------------
COMMON STOCK (CONTINUED)
FRANCE (CONTINUED)
Elf Aquitaine S.A                                    9,400   $ 1,093,775
Eridania Beghin-Say S.A                              7,050     1,102,760
Groupe Danone                                        6,900     1,232,991
Suez Lyonnaise des Eaux                              2,609       288,835
Rhone-Poulenc-A                                     35,000     1,568,521
Total S.A.-B                                        10,300     1,121,452
                                                             -----------
                                                              11,925,062
                                                             -----------
GERMANY -- 3.6%
Bilfinger & Berger Bau A.G                          53,500     1,690,062
Karstadt A.G                                         2,700       934,017
VEBA A.G                                            17,121     1,166,449
Viag A.G                                             4,400     2,410,402
                                                             -----------
                                                               6,200,930
                                                             -----------
HONG KONG -- 5.3%
Cathay Pacific Airways                             676,000       549,645
Cheung Kong (Holdings), Ltd.                       206,000     1,349,269
Dairy Farm International Holdings, Ltd.          1,661,828     1,794,774
Guoco Group, Ltd.                                  475,000     1,161,711
Hutchison Whampoa, Ltd.                            213,000     1,336,014
Jardine Strategic Holdings, Ltd.                   600,000     1,584,000
Swire Pacific, Ltd.-A                              270,000     1,480,976
                                                             -----------
                                                               9,256,389
                                                             -----------
INDIA -- 1.2%
Crompton Greaves, Ltd. GDR*                        480,000       744,000
Indian Aluminum Co., Ltd. GDR*                     235,000       442,035
Industrial Credit & Investment Corp. of India,
  Ltd. GDR                                          65,000       840,450
                                                             -----------
                                                               2,026,485
                                                             -----------
INDONESIA -- 0.8%
PT Indosat                                         565,000     1,048,802
PT Pabrik Kertas Tjiwi Kimia                     1,280,000       314,477
                                                             -----------
                                                               1,363,279
                                                             -----------
ISRAEL -- 0.9%
Koor Industries Ltd., ADR                           72,000     1,579,500
                                                             -----------
ITALY -- 3.7%
Assicurazioni Generali                              51,260     1,259,758
Banca Commerciale Italiana                         873,000     3,036,743
Edison S.P.A                                       114,000       689,934
Montedison S.P.A                                   767,600       689,886
Telecom Italia Mobile S.P.A                        127,776       816,673
                                                             -----------
                                                               6,492,994
                                                             -----------
JAPAN -- 5.1%
Daito Trust Construction Co., Ltd.                 160,000       980,764
Daiwa House Industry Co., Ltd.                      41,000       217,580
Daiwa Securities Co., Ltd.                         149,000       515,686
Dowa Fire & Marine Insurance Co.                   345,000     1,032,179
Ito-Yokado Co., Ltd.                                17,000       869,474
Kao Corp.                                           32,000       462,694
Kyudenko Co., Ltd.                                 215,000     1,089,708


                       See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS
                               INTERNATIONAL FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 1997
--------------------------------------------------------------------------------

                                             SHARES   VALUE(DAGGER)
                                            --------  ------------
COMMON STOCK (CONTINUED)
JAPAN (CONTINUED)
Kyushu Electric Power Co., Inc.                   90   $    1,301
Marubeni Corp.                               551,000      970,450
Nomura Securities Co., Ltd.                   73,000      976,918
Shizuoka Bank, Ltd.                           48,000      516,839
Tokio Marine & Fire Insurance Co.             71,000      808,177
Yamanouchi Pharmaceutical Co., Ltd.           20,000      430,699
                                                       ----------
                                                        8,872,469
                                                       ----------
KOREA -- 1.8%
Cho Hung Bank Co., Ltd. GDR                  355,000      724,555
Korea Fund, Inc.*                            352,000    2,332,000
                                                       ----------
                                                        3,056,555
                                                       ----------
MALAYSIA -- 0.4%
AMMB Holdings BHD                            220,000      144,128
Malaysia International Shipping, BHD         413,000      604,799
                                                       ----------
                                                          748,927
                                                       ----------
MEXICO -- 0.4%
Elamex S.A. de C.V                           100,000      750,000
                                                       ----------
NETHERLANDS -- 2.4%
Eriks Holdings N.V                            15,000      980,402
European Vinyls Corp. International N.V       65,000    1,442,856
Unilever N.V                                  28,224    1,740,306
                                                       ----------
                                                        4,163,564
                                                       ----------
NEW ZEALAND -- 1.7%
Air New Zealand, Ltd.                        680,000    1,362,205
Brierley Investments, Ltd.                 2,325,000    1,660,514
                                                       ----------
                                                        3,022,719
                                                       ----------
NORWAY -- 2.5%
Kvaerner A.S.A                                38,000    1,938,094
Union Bank of Norway                          65,000    2,318,850
                                                       ----------
                                                        4,256,944
                                                       ----------
PAKISTAN -- 0.7%
Pakistan Telecommunications, Ltd. GDR         15,000    1,133,400
                                                       ----------
PERU -- 0.4%
Banco Wiese ADR                              140,000      700,000
                                                       ----------
PHILIPPINES -- 0.3%
Philippine National Bank*                    240,000      535,354
                                                       ----------
POLAND -- 0.7%
Mostostal Export S.A. ADR                    510,000    1,287,750
                                                       ----------
PORTUGAL -- 1.5%
Banco Totta & Acores S.A                      75,000    1,474,345
Electricidade de Portugal S.A. ADR*           30,000    1,162,500
                                                       ----------
                                                        2,636,845
                                                       ----------




                                          SHARES   VALUE(DAGGER)
                                          ------   ------------
COMMON STOCK (CONTINUED)
RUSSIA -- 1.5%
Irkutskenergo ADR                         80,000   $   788,320
Lukoil Holding ADR                        19,000     1,744,675
                                                   -----------
                                                     2,532,995
                                                   -----------
SINGAPORE -- 0.9%
Asia Food & Properties, Ltd.*              4,000           368
City Developments, Ltd.                  338,000     1,564,685
                                                   -----------
                                                     1,565,053
                                                   -----------
SLOVAKIA -- 1.8%
Nafta A.S                                 30,000     1,139,001
Slovakofarma A.S. GDR                     56,000       485,352
Vychodoslovenske Zeleziarne A.S.*         75,000     1,472,106
                                                   -----------
                                                     3,096,459
                                                   -----------
SLOVENIA -- 0.8%
SKB Banka GDR                             85,000     1,445,000
                                                   -----------
SOUTH AFRICA -- 1.6%
Sappi, Ltd.                              150,000       755,186
Southvaal Holdings Ltd.                   63,000       970,954
Standard Bank Investment Corp., Ltd.      22,000       960,227
                                                   -----------
                                                     2,686,367
                                                   -----------
SPAIN -- 6.6%
Autopistas Concesionaria Espanola S.A    134,158     1,800,035
Banco Bilbao Vizcaya S.A                  56,540     1,828,833
Banco Santander S.A                       54,299     1,813,346
Iberdrola S.A                            172,774     2,272,815
Repsol S.A                                50,302     2,145,210
Telefonica de Espana                      52,499     1,498,345
                                                   -----------
                                                    11,358,584
                                                   -----------
SWEDEN -- 3.4%
Astra AB-A                                     1            17
ABB AB-A                                  28,000       331,722
ABB AB-B                                 112,500     1,325,721
Electrolux AB-B                           26,600     1,847,232
Getinge Industries AB-B                   87,000     1,381,586
Stadshypotek AB-A*                         2,193        52,515
Svenska Handelsbanken-A                   29,600     1,024,052
                                                   -----------
                                                     5,962,845
                                                   -----------
SWITZERLAND -- 3.2%
ABB AG*                                      720       905,831
Nestle S.A                                 1,517     2,276,722
Zurich Versicherungs-Gesellschaft          4,800     2,290,494
                                                   -----------
                                                     5,473,047
                                                   -----------
THAILAND -- 1.7%
Thai Farmers Bank Public Co., Ltd.       660,000     1,199,412
Thailand International Fund*                 200     1,778,000
                                                   -----------
                                                     2,977,412
                                                   -----------


                       See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS
                               INTERNATIONAL FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 1997
--------------------------------------------------------------------------------

                                         SHARES     VALUE(DAGGER)
                                       ----------   -----------
COMMON STOCK (CONTINUED)
TURKEY -- 0.4%
Yapi Ve Kredi Bankasi A.S             19,980,000  $    762,085
                                                  ------------
UNITED KINGDOM -- 17.0%
BICC Group P.L.C                         709,353     2,007,544
British Telecommunications P.L.C         203,174     1,599,648
BTR P.L.C                                606,932     1,837,520
Cable & Wireless P.L.C                   110,500       972,725
Caradon P.L.C                            398,795     1,177,845
Coats Viyella P.L.C                      543,859       818,808
Commercial Union P.L.C                    81,404     1,137,176
De La Rue P.L.C                           97,677       636,446
General Electric Co., P.L.C               97,518       633,004
Glaxo Wellcome P.L.C                     109,694     2,599,079
Hillsdown Holdings P.L.C                 750,000     1,832,575
HSBC Holdings P.L.C                       61,325     1,515,590
National Power P.L.C                     108,291     1,069,099
Rolls-Royce P.L.C                        596,727     2,307,374
Royal Bank of Scotland Group P.L.C        97,037     1,234,215
Sainsbury (J.) P.L.C                     257,750     2,158,692
SmithKline Beecham P.L.C                 162,656     1,667,372
Tesco P.L.C                              148,500     1,209,500
Thames Water P.L.C                        77,500     1,155,962
Unilever P.L.C                           102,525       878,905
United Utilities P.L.C                    85,982     1,103,510
                                                  ------------
                                                    29,552,589
                                                  ------------
TOTAL COMMON STOCK
   (Cost $181,876,727)                             167,734,887
                                                  ------------
PREFERRED STOCK -- 2.4%
MEXICO -- 1.5%
Telefonos de Mexico 11.25%, PRIDES        47,000     2,602,625
                                                  ------------
NETHERLANDS -- 0.9%
Ballast Nedam N.V                         28,000     1,450,255
                                                  ------------
TOTAL PREFERRED STOCK
   (Cost $3,857,425)                                 4,052,880
                                                  ------------
CURRENCY -- 0.0%
Italian Lira
   (Cost $3)                               4,206             2
                                                  ------------


                                          SHARES   VALUE(DAGGER)
                                          ------   ------------
RIGHTS AND WARRANTS -- 0.0%
Asia Food & Properties, Ltd.*                300  $         16
DCB Holdings*                              1,850             0
                                                  ------------
TOTAL RIGHTS AND WARRANTS
   (Cost $0)                                                16
                                                  ------------
TOTAL INVESTMENTS -- 99.1%
   (Cost $185,734,155)                             171,787,785
                                                  ------------
OTHER ASSETS IN EXCESS OF
   LIABILITIES -- 0.9%                               1,635,650
                                                  ------------
NET ASSETS -- 100.0%
Applicable to 12,913,138 and 94,946
   shares of beneficial interest outstanding
   of Institutional Class and Class A,
   respectively, $.001 par value (Note 9)         $173,423,435
                                                  ============
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER INSTITUTIONAL CLASS SHARE
  ($172,158,008/12,913,138)                             $13.33
                                                        ======
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER CLASS A SHARE ($1,265,427/94,946)           $13.33
                                                        ======
----------
(DAGGER) See Note 2a to the financial statements.
* Non-income producing security.
ADR -- American Depository Receipt.
GDR -- Global Depository Receipt.


                       See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS
                                EMERGING MARKETS
                             STATEMENT OF NET ASSETS
                                DECEMBER 31, 1997
--------------------------------------------------------------------------------

                                              SHARES   VALUE(DAGGER)
                                             --------  ------------
COMMON STOCK -- 79.7%
ARGENTINA -- 1.9%
Banco Rio de La Plata S.A. ADR*               15,400   $  215,600
Transportadora de Gas del Sur S.A. ADR        11,500      128,656
                                                       ----------
                                                          344,256
                                                       ----------
BRAZIL -- 7.1%
Aracruz Celulose S.A. ADR                     11,500      165,312
Companhia Vale do Rio Doce ADR                 9,000      181,044
Industrias Klabin de Papele Celulose
  S.A. ADR                                    38,100      174,117
Petroleo Brasileiro S.A. ADR                  10,600      247,902
Rhodia-Ster S.A. GDR*                         55,000       59,125
Rossi Residencial S.A. - GDR*                 20,000      107,520
Telecomunicacoes Brasileiras S.A. ADR          2,400      279,450
Usinas Siderurgicas de Minas Gerais S.A       12,800       75,699
                                                       ----------
                                                        1,290,169
                                                       ----------
CHILE -- 1.0%
Empresa Nacional de Electricidad
  S.A. ADR                                    10,400      183,950
                                                       ----------
CHINA -- 2.0%
Harbin Power Equipment Co., Ltd.           1,160,000      140,728
Jingwei Textile Machinery Co., Ltd.          860,000       84,354
Shandong Huaneng Power Co., Ltd. ADR          20,000      137,500
                                                       ----------
                                                          362,582
                                                       ----------
COLOMBIA -- 0.9%
Banco Industrial Colombiano ADR               11,800      165,200
                                                       ----------
CZECH REPUBLIC -- 4.3%
Czech Power Co.*                               5,200      170,221
Deza Valasske Mezirici A.S                     1,700      117,673
Komercni Banka A.S. ADR*                      13,200      165,436
Metrostav A.S                                  1,800      109,020
Skoda Plzen A.S.*                             11,700      206,515
                                                       ----------
                                                          768,865
                                                       ----------
ECUADOR -- 2.2%
La Cemento Nacional GDR                        1,000      203,968
Pliva DD GDR                                  12,000      199,308
                                                       ----------
                                                          403,276
                                                       ----------
GREECE -- 1.0%
Hellenic Telecommunication Organization
  S.A                                          9,000      184,631
                                                       ----------
HONG KONG -- 6.0%
Cafe De Coral Holdings, Ltd.                 686,000      149,626
Dairy Farm International Holdings, Ltd.      165,000      178,200
Giordano International, Ltd.                 274,000       94,595
Guoco Group, Ltd.                             20,000       48,914
Hutchison Whampoa, Ltd.                       15,000       94,086
Jardine Matheson Holdings, Ltd.*              24,000      122,400
Pacific Ports Co., Ltd.*                     766,000      140,382
Shanghai Petrochemical Co. Ltd.              600,000       93,698
Techtronic Industries Co.                    690,000      160,294
                                                       ----------
                                                        1,082,195
                                                       ----------



                                         SHARES  VALUE(DAGGER)
                                        -------- -----------
COMMON STOCK (CONTINUED)
HUNGARY -- 5.6%
BorsodChem Rt.*                          5,500   $  198,219
EGIS Rt.*                                5,300      332,193
Graboplast Rt                            4,300      227,403
Magyar Tavkozlesi Rt. ADR*               5,000      130,000
Pick Szeged Rt.*                         1,500      119,724
                                                 ----------
                                                  1,007,539
                                                 ----------
INDIA -- 5.7%
BSES, Ltd. GDR                           6,500       85,046
Crompton Greaves, Ltd. GDR*             57,000       88,350
Indian Aluminum Co., Ltd. GDR*          32,000       60,192
Larsen and Toubro, Ltd.                 20,000      206,840
Raymond, Ltd. GDR                       49,000      154,987
Reliance Industries Ltd. GDR            25,000      211,050
State Bank of India, Ltd. GDR            8,000      145,600
Ta Ta Engineering & Locomotive GDR      11,500       86,894
                                                 ----------
                                                  1,038,959
                                                 ----------
INDONESIA -- 1.9%
PT Ciputra Development                 860,000       39,128
PT Kalbe Farma                         446,000       79,138
PT Pabrik Kertas Tjiwi Kimia           480,000      117,929
PT Semen Cibinong TBK                2,370,000      107,828
                                                 ----------
                                                    344,023
                                                 ----------
KOREA -- 1.8%
Cho Hung Bank Co., Ltd. GDR             30,000       61,230
Samsung Electronics Co., Ltd. GDR*       6,000       83,940
SK Telecom Co. Ltd. ADR                 26,540      172,510
                                                 ----------
                                                    317,680
                                                 ----------
MALAYSIA -- 3.5%
Malakoff BHD                            45,000       93,645
Malayan Banking BHD                     58,000      168,381
O.Y.L. Industries BHD                   74,000      173,005
Road Builder (M) Holdings BHD          223,000      143,229
Tractors Malaysia Holdings BHD         155,000       50,972
                                                 ----------
                                                    629,232
                                                 ----------
MEXICO -- 3.8%
Altos Hornos de Mexico S.A.*            43,000       99,208
Grupo Industrial Durango S.A. ADR*      12,600      179,550
Grupo Mexico S.A. Series B              33,000      121,164
Telefonos de Mexico S.A. ADR             2,300      128,944
Transportacion Maritima Mexicana
  S.A. de C.V. ADR*                     27,000      165,375
                                                 ----------
                                                    694,241
                                                 ----------
PERU -- 2.4%
Banco Wiese ADR                         30,000      150,000
Luz del Sur S.A                          7,100      126,025
Southern Peru Copper Corp.              12,100      161,838
                                                 ----------
                                                    437,863
                                                 ----------


                       See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS
                                EMERGING MARKETS
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 1997
--------------------------------------------------------------------------------

                                         SHARES    VALUE(DAGGER)
                                       ---------   ------------
COMMON STOCK (CONTINUED)
PHILIPPINES -- 3.8%
Filinvest Land, Inc.                   1,500,000   $   60,152
Metropolitan Bank & Trust Co.             30,200      206,259
MRC Allied Industries, Inc.*           2,200,000       55,139
Philippine National Bank*                 87,000      194,066
Pilipino Telephone Corp.*                440,000       49,626
Solid Group, Inc.                      2,785,000      111,683
                                                   ----------
                                                      676,925
                                                   ----------
POLAND -- 0.8%
Mostostal Export S.A. ADR                 60,000      151,500
                                                   ----------
PORTUGAL -- 0.8%
Electricidade de Portugal, S.A.*           7,500      142,172
                                                   ----------
RUSSIA -- 7.4%
Lukoil Holding ADR                         2,400      220,380
Nizhny Novogorod Syzinform ADR*           20,000      127,500
Norilsk Nickel*                               32      186,875
Rostelecom*                                    7      241,500
Slavneft-Megionneftegas                        4      200,000
Surgutneftegaz ADR                        23,700      242,238
Unified Energy Systems ADR*                4,000      120,000
                                                   ----------
                                                    1,338,493
                                                   ----------
SINGAPORE -- 1.3%
City Developments, Ltd.                   21,000       97,214
Osprey Maritime, Ltd.                    175,000      140,213
                                                   ----------
                                                      237,427
                                                   ----------
SLOVAKIA -- 4.9%
Drotovna A.S.*                            14,481      205,395
Nafta A.S                                  3,000      113,900
Slovakofarma A.S. GDR                     24,200      209,741
Slovenske Energeticke Stroja*             11,633       92,667
Slovnaft  A.S.*                            4,600      122,978
Vychodoslovenske Zeleziarne A.S.*          7,500      147,211
                                                   ----------
                                                      891,892
                                                   ----------
SLOVENIA -- 0.9%
SKB Banka GDR                              9,600      163,200
                                                   ----------
SOUTH AFRICA -- 2.5%
Murray & Roberts Holdings, Ltd.           80,000      120,830
Sappi, Ltd.                               31,000      156,072
Standard Bank Investment Corp., Ltd.       4,000      174,587
                                                   ----------
                                                      451,489
                                                   ----------
THAILAND -- 2.8%
Bangkok Bank Public Co., Ltd.             49,000      122,122
Land and House Public Co., Ltd.           90,000       17,944
Phatra Thanakit Public Company Ltd.       72,000       40,001
Precious Shipping Public Co., Ltd.       235,000      151,302
Siam Cement Public Co., Ltd.               7,000       55,246
Thai Farmers Bank Public Co., Ltd.        63,000      114,489
                                                   ----------
                                                      501,104
                                                   ----------



                                               SHARES    VALUE(DAGGER)
                                             ---------   ------------
COMMON STOCK (CONTINUED)
TURKEY -- 1.7%
Cimsa Cimento Sanayi Ve Ticaret A.S          1,800,000   $    97,770
Kartonsan Karton Sanayi Ve Ticaret A.S       1,600,000        98,494
Yapi Ve Kredi Bankasi A.S                    3,000,000       114,427
                                                         -----------
                                                             310,691
                                                         -----------
VENEZUELA -- 1.7%
Mavesa, S.A. ADR                                24,600       156,825
Siderurgica Venezolana Sivensa S.A.C.A. ADR     38,000       158,992
                                                         -----------
                                                             315,817
                                                         -----------
TOTAL COMMON STOCK
   (Cost $16,809,334)                                    $14,435,371
                                                         -----------
PREFERRED STOCK -- 0.7%
MEXICO -- 0.7%
Telefonos de Mexico 11.25%, PRIDES
  (Cost $125,350)                               2,300        127,362
                                                         -----------

   COUPON                                        PAR
    RATE                 MATURITY               (000)    VALUE(DAGGER)
  --------              ----------             ------    -----------
U.S. TREASURY OBLIGATIONS -- 22.9%
U.S. Treasury Bills
   4.680%                 01/08/98             $1,582      1,580,560
   4.830%                 01/08/98                100         99,906
   4.350%                 01/22/98              2,475      2,468,720
                                                         -----------
TOTAL U.S. TREASURY OBLIGATIONS
   (Cost $4,149,186)                                       4,149,186
                                                         -----------
                                               SHARES
                                               ------
TEMPORARY INVESTMENTS -- 0.0%
Temporary Investment Fund Inc. - TempCash
  (Cost $6,340)                                 6,340          6,340
                                                         -----------
TOTAL INVESTMENTS -- 103.3%
   (Cost $21,090,210)                                     18,718,259
                                                         -----------
LIABILITIES IN EXCESS OF OTHER
   ASSETS -- (3.3%)                                         (598,782)
                                                         -----------
NET ASSETS -- 100.0%
Applicable to 2,108,590 and 11,266 shares of
  beneficial interest outstanding of
  Institutional Class and Class A, respectively,
  $.001 par value (Note 9)                               $18,119,477
                                                         ===========
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER INSTITUTIONAL CLASS SHARE
  ($18,023,233/2,108,590)                                      $8.55
                                                               =====
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER CLASS A SHARE ($96,244/11,266)                     $8.54
                                                               =====
----------
(DAGGER) See Note 2a to the Financial Statements.
* Non-income producing security.
ADR -- American Depository Receipt.
GDR -- Global Depository Receipt.


                       See Notes to Financial Statements.

                      [THIS PAGE INTENTIONALLY LEFT BLANK.]

                                                        HARRIS INSIGHT FUNDS
                                                      STATEMENTS OF OPERATIONS
                                               FOR THE PERIOD ENDED DECEMBER 31, 1997


                                                  MONEY MARKET FUNDS                           FIXED INCOME FUNDS
                                         -------------------------------------  -------------------------------------------------
                                                                                  SHORT/                INTERMEDIATE INTERMEDIATE
                                         GOVERNMENT      MONEY     TAX-EXEMPT  INTERMEDIATE     BOND     GOVERNMENT   TAX-EXEMPT
                                         MONEY FUND      FUND      MONEY FUND      FUND         FUND       FUND(1)       FUND
                                         -----------  -----------  -----------  -----------  -----------  ----------  -----------
INVESTMENT INCOME:
  Interest ............................. $16,927,333  $71,622,201  $23,370,401  $19,061,911  $ 6,506,859  $4,713,832  $ 9,877,263
  Dividends ............................          --           --           --           --           --          --           --
  Foreign taxes withheld ...............          --           --           --           --           --          --           --
                                         -----------  -----------  -----------  -----------  -----------  ----------  -----------
    Total investment income ............  16,927,333   71,622,201   23,370,401   19,061,911    6,506,859   4,713,832    9,877,263
                                         -----------  -----------  -----------  -----------  -----------  ----------  -----------
EXPENSES (NOTE 2g):
  Investment advisory fee (Note 4) .....     343,287    1,285,919      676,850    1,950,205      617,981    453,478     1,195,229
  Rule 12b-1 fee-Class A (Note 5) ......     820,868    1,769,965      628,467       11,317          975         45           298
  Shareholder services fee (Note 5) ....      55,385      139,215       49,248        1,254          177         85           136
  Transfer agency fee (Note 4) .........      56,485      173,043      104,733       35,774       12,688      9,593        25,265
  Administration fee (Note 4) ..........     264,347    1,058,621      554,506      385,023      129,517     96,088       273,834
  Custodian fee (Note 4) ...............      35,434      130,079       69,459       34,087       22,580     11,445        20,331
  Directors' fees and expenses .........      10,050       42,024       14,426        9,337        2,746      1,951         2,831
  Audit fee ............................      15,437       63,536       42,301       14,187        4,899      3,639        10,126
  Legal fee ............................       4,291       22,582        6,905        4,888        1,576      1,427         4,393
  Amortization of organization
    expenses (Note 2f) .................          --           --           --           --        3,996      3,113         3,996
  Reports to shareholders ..............       5,724       28,592       20,135        5,198        2,320      1,370         3,655
  Registration fees ....................      59,542      250,881       77,811       22,901       41,282     43,600        19,996
  Miscellaneous ........................      21,119       63,349       43,530       22,086        8,465      7,047        23,038
                                         -----------  -----------  -----------  -----------  -----------  ----------  -----------
  Total expenses .......................   1,691,969    5,027,806    2,288,371    2,496,257      849,202    632,881     1,583,128
  Less fee waivers and expense
    reimbursements (Notes 4,5) .........    (253,226)    (770,840)    (122,166)    (812,087)    (277,603)  (283,923)       (2,062)
                                         -----------  -----------  -----------  -----------  -----------  ----------  -----------
    Net expenses .......................   1,438,743    4,256,966    2,166,205    1,684,170      571,599    348,958     1,581,066
                                         -----------  -----------  -----------  -----------  -----------  ----------  -----------
    NET INVESTMENT INCOME                 15,488,590   67,365,235   21,204,196   17,377,741    5,935,260   4,364,874    8,296,197
                                         -----------  -----------  -----------  -----------  -----------  ----------  -----------
NET REALIZED AND UNREALIZED  GAIN/(LOSS)
  ON INVESTMENTS  (NOTE 7):
  Net realized gain/(loss) from:
    Investment transactions ............          --   (1,461,593)        (892)     847,581    1,679,588      10,295    1,426,902
    Futures contracts ..................          --           --           --           --      768,791     218,955           --
    Foreign currency transactions ......          --           --           --           --           --          --           --
  Net change in unrealized appreciation/
    (depreciation) on:
    Investments ........................          --           --           --    1,232,588    1,600,147   2,004,082    2,461,211
    Futures contracts ..................          --           --           --           --      128,125      84,375           --
    Foreign currency transactions ......          --           --           --           --           --          --           --
                                         -----------  -----------  -----------  -----------  -----------  ----------  -----------
NET REALIZED AND UNREALIZED GAIN/(LOSS)
  ON INVESTMENTS .......................          --   (1,461,593)        (892)   2,080,169    4,176,651   2,317,707    3,888,113
                                         -----------  -----------  -----------  -----------  -----------  ----------  -----------
INCREASE/(DECREASE) IN NET ASSETS
  FROM OPERATIONS ...................... $15,488,590  $65,903,642  $21,203,304  $19,457,910  $10,111,911  $6,682,581  $12,184,310
                                         ===========  ===========  ===========  ===========  ===========  ==========  ===========

------------------
(1) For the period 03/24/97 (commencement of operations) to 12/31/97.
(2) For the period 10/21/97 (commencement of operations) to 12/31/97.


                       See Notes to Financial Statements.


                                                                                                  EQUITY FUNDS
                                         -----------------------  ------------------------------------------------------------------
                                                     CONVERTIBLE                  EQUITY                   SMALL-CAP    SMALL-CAP
                                          TAX-EXEMPT  SECURITIES    EQUITY        INCOME       GROWTH     OPPORTUNITY     VALUE
                                             FUND      FUND(1)       FUND          FUND         FUND         FUND        FUND(1)
                                         -----------  ----------  ------------  -----------  -----------  -----------  -----------
INVESTMENT INCOME:
  Interest ............................. $ 9,081,429  $1,177,581  $    819,457  $    65,655  $   102,595  $ 1,143,344  $   187,701
  Dividends ............................          --   1,000,261    16,555,829      928,681    1,181,106    1,589,114      719,942
  Foreign taxes withheld ...............          --          --            --           --           --           --           --
                                         -----------  ----------  ------------  -----------  -----------  -----------  -----------
    Total investment income ............   9,081,429   2,177,842    17,375,286      994,336    1,283,701    2,732,458      907,643
                                         -----------  ----------  ------------  -----------  -----------  -----------  -----------
EXPENSES (NOTE 2g):
  Investment advisory fee (Note 4) .....   1,034,844     325,654     5,497,774      265,358      875,635    2,218,918      447,182
  Rule 12b-1 fee-Class A (Note 5) ......         420          41        24,355        1,195        2,319        2,211           32
  Shareholder services fee (Note 5) ....         118          22         3,500          253          472          436           51
  Transfer agency fee (Note 4) .........      20,801       6,036       102,637        6,002       13,789       30,899        6,589
  Administration fee (Note 4) ..........     238,688      63,999     1,078,273       52,398      134,450      304,109       77,285
  Custodian fee (Note 4) ...............      18,063      11,560        85,824        7,027       12,011       36,371       17,868
  Directors' fees and expenses .........       1,728       1,275        16,911        1,242        1,638        6,911        1,440
  Audit fee ............................       8,775       2,430        40,196        1,933        4,967       11,346        2,910
  Legal fee ............................       2,281         949        16,862          822        1,899        3,723        1,114
  Amortization of organization
    expenses (Note 2f) .................       3,996       3,113            --        3,996        3,996        3,996        3,113
  Reports to shareholders ..............       3,203         915        15,008          718        2,558        4,382        1,193
  Registration fees ....................      27,343      28,282        56,190       19,711       23,546       41,781       31,492
  Miscellaneous ........................      17,178       4,342        36,382        4,003        9,247       17,309        1,817
                                         -----------  ----------  ------------  -----------  -----------  -----------  -----------
  Total expenses .......................   1,377,438     448,618     6,973,912      364,658    1,086,527    2,682,392      592,086
  Less fee waivers and expense
    reimbursements (Notes 4,5) .........        (564)    (20,552)           --      (10,661)     (13,517)     (17,029)     (38,615)
                                         -----------  ----------  ------------  -----------  -----------  -----------  -----------
    Net expenses .......................   1,376,874     428,066     6,973,912      353,997    1,073,010    2,665,363      553,471
                                         -----------  ----------  ------------  -----------  -----------  -----------  -----------
    NET INVESTMENT INCOME                  7,704,555   1,749,776    10,401,374      640,339      210,691       67,095      354,172
                                         -----------  ----------  ------------  -----------  -----------  -----------  -----------
NET REALIZED AND UNREALIZED  GAIN/(LOSS)
  ON INVESTMENTS  (NOTE 7):
  Net realized gain/(loss) from:
    Investment transactions ............   2,278,252   8,241,307   153,356,372    3,740,201   10,233,556   23,006,974   10,717,007
    Futures contracts ..................          --          --            --           --           --           --           --
    Foreign currency transactions ......          --          --            --           --           --           --           --
  Net change in unrealized appreciation/
    (depreciation) on:
    Investments ........................   4,314,650  (2,120,819)   83,061,401    5,725,836   16,055,605   27,081,426    4,285,180
    Futures contracts ..................          --          --            --           --           --           --           --
    Foreign currency transactions ......          --          --            --           --           --           --           --
                                         -----------  ----------  ------------  -----------  -----------  -----------  -----------
NET REALIZED AND UNREALIZED GAIN/(LOSS)
  ON INVESTMENTS .......................   6,592,902   6,120,488   236,417,773    9,466,037   26,289,161   50,088,400   15,002,187
                                         -----------  ----------  ------------  -----------  -----------  -----------  -----------
INCREASE/(DECREASE) IN NET ASSETS
  FROM OPERATIONS ...................... $14,297,457  $7,870,264  $246,819,147  $10,106,376  $26,499,852  $50,155,495  $15,356,359
                                         ===========  ==========  ============  ===========  ===========  ===========  ===========



                                                              EQUITY FUNDS
                                         ----------------------------------------------------
                                                                                   EMERGING
                                            INDEX      BALANCED   INTERNATIONAL     MARKETS
                                             FUND      FUND(1)        FUND          FUND(2)
                                         -----------  -----------  ------------   -----------
INVESTMENT INCOME:
  Interest ............................. $   281,870  $ 1,608,000  $    522,379  $     50,085
  Dividends ............................   3,998,264      536,447     3,690,362        16,979
  Foreign taxes withheld ...............          --           --      (347,466)         (880)
                                         -----------  -----------  ------------   -----------
    Total investment income ............   4,280,134    2,144,447     3,865,275        66,184
                                         -----------  -----------  ------------   -----------
EXPENSES (NOTE 2g):
  Investment advisory fee (Note 4) .....     581,658      297,432     1,796,685        37,994
  Rule 12b-1 fee-Class A (Note 5) ......       3,307           84         2,063            24
  Shareholder services fee (Note 5) ....       1,115          132           279            20
  Transfer agency fee (Note 4) .........      30,615        6,467        23,701           489
  Administration fee (Note 4) ..........     318,288       68,073       248,075         4,309
  Custodian fee (Note 4) ...............      50,537       33,918       222,588         9,120
  Directors' fees and expenses .........       6,987        1,337         5,341            65
  Audit fee ............................      11,955        2,588         8,802           152
  Legal fee ............................       4,911        1,006         3,656            54
  Amortization of organization
    expenses (Note 2f) .................       3,996        3,113         3,996            --
  Reports to shareholders ..............       4,604          993         3,227            88
  Registration fees ....................      47,055       31,623        40,524        10,512
  Miscellaneous ........................      26,484        7,237        71,094           745
                                         -----------  -----------  ------------   -----------
  Total expenses .......................   1,091,512      454,003     2,430,031        63,572
  Less fee waivers and expense
    reimbursements (Notes 4,5) .........     (40,100)     (18,183)      (32,097)      (10,336)
                                         -----------  -----------  ------------   -----------
    Net expenses .......................   1,051,412      435,820     2,397,934        53,236
                                         -----------  -----------  ------------   -----------
    NET INVESTMENT INCOME                  3,228,722    1,708,627     1,467,341        12,948
                                         -----------  -----------  ------------   -----------
NET REALIZED AND UNREALIZED  GAIN/(LOSS)
  ON INVESTMENTS  (NOTE 7):
  Net realized gain/(loss) from:
    Investment transactions ............   8,678,286    1,187,938    13,900,026        (1,563)
    Futures contracts ..................     776,581          971            --            --
    Foreign currency transactions ......          --           --       (29,738)      (72,254)
  Net change in unrealized appreciation/
    (depreciation) on:
    Investments ........................  48,989,593    8,588,734   (23,963,503)   (2,371,951)
    Futures contracts ..................      56,250           --            --            --
    Foreign currency transactions ......          --           --       (66,397)        3,742
                                         -----------  -----------  ------------   -----------
NET REALIZED AND UNREALIZED GAIN/(LOSS)
  ON INVESTMENTS .......................  58,500,710    9,777,643   (10,159,612)   (2,442,026)
                                         -----------  -----------  ------------   -----------
INCREASE/(DECREASE) IN NET ASSETS
  FROM OPERATIONS ...................... $61,729,432  $11,486,270  $ (8,692,271)  $(2,429,078)
                                         ===========  ===========  ============   ===========


                       See Notes to Financial Statements.

                                                        HARRIS INSIGHT FUNDS
                                                 STATEMENTS OF CHANGES IN NET ASSETS
                                               FOR THE PERIOD ENDED DECEMBER 31, 1997


                                                         MONEY MARKET FUNDS                           FIXED INCOME FUNDS
                                            ------------------------------------------ ------------------------------------------
                                                                                           SHORT/                   INTERMEDIATE
                                             GOVERNMENT       MONEY        TAX-EXEMPT   INTERMEDIATE      BOND       GOVERNMENT
                                             MONEY FUND       FUND         MONEY FUND       FUND          FUND         FUND(1)
                                            ------------  --------------  ------------  ------------  ------------  ------------
INCREASE/(DECREASE) IN
  NET ASSETS
OPERATIONS:
Net investment income/
  (loss) ................................   $ 15,488,590  $   67,365,235  $ 21,204,196  $ 17,377,741  $ 5,935,260   $  4,364,874
Net realized gain/(loss) on
  investment transactions,
  futures contracts and
  foreign currency
  transactions ..........................             --      (1,461,593)         (892)      847,581     2,448,379       229,250
Net change in unrealized
  appreciation/(depreciation)
  of investment transactions,
  futures contracts, and
  foreign currency
  transactions ..........................             --              --            --     1,232,588     1,728,272     2,088,457
                                            ------------  --------------  ------------  ------------  ------------  ------------
Increase/ (decrease) in net
  assets from operations ................     15,488,590      65,903,642    21,203,304    19,457,910    10,111,911     6,682,581
                                            ------------  --------------  ------------  ------------  ------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS
   (NOTES 2c AND 2d):
Net investment income:
  Institutional Class ...................     (2,834,858)    (38,816,984   (15,135,955)  (17,084,176)   (5,907,553)   (4,361,069)
  Class A ...............................    (12,653,732)    (28,548,251)   (6,070,770)     (300,919)      (27,351)       (3,097)
                                            ------------  --------------  ------------  ------------  ------------  ------------
Total distributions from net
  investment income .....................    (15,488,590)    (67,365,235)  (21,206,725)  (17,385,095)   (5,934,904)   (4,364,166)
                                            ------------  --------------  ------------  ------------  ------------  ------------
Net realized gains on investments:
  Institutional Class ...................             --              --            --            --    (2,001,274)     (244,277)
  Class A ...............................             --              --            --            --       (12,735)       (1,277)
                                            ------------  --------------  ------------  ------------  ------------  ------------
Total distributions from net
  realized gains ........................             --              --            --            --    (2,014,009)     (245,554)
                                            ------------  --------------  ------------  ------------  ------------  ------------
CONTRIBUTION BY AFFILIATE:
   (NOTE 11): ...........................             --       1,470,000            --            --            --            --
                                            ------------  --------------  ------------  ------------  ------------  ------------
CAPITAL SHARE TRANSACTIONS:
Increase/(decrease) in net
  assets from capital share
  transactions in:
  Institutional Class ...................     26,800,699     658,668,867   109,583,316    31,278,423    95,148,737    97,287,068
  Class A ...............................     41,520,825     216,587,667    44,224,011     1,451,666       798,651       715,055
                                            ------------  --------------  ------------  ------------  ------------  ------------
Increase/(decrease) in net
  assets from capital share
  transactions ..........................     68,321,524     875,256,534   153,807,327    32,730,089    95,947,388    98,002,123
                                            ------------  --------------  ------------  ------------  ------------  ------------
Total increase/(decrease) in
  net assets ............................     68,321,524     875,264,941   153,803,906    34,802,904    98,110,386   100,074,984
NET ASSETS:
Beginning of period .....................    243,242,336     830,630,322   567,253,097   260,005,358    43,272,522            40
                                            ------------  --------------  ------------  ------------  ------------  ------------
End of period ...........................   $311,563,860  $1,705,895,263  $721,057,003  $294,808,262  $141,382,908  $100,075,024
                                            ============  ==============  ============  ============  ============  ============

------------------
(1) For the period 03/24/97 (commencement of operations) to 12/31/97.
(2) For the period 10/21/97 (commencement of operations) to 12/31/97.

                       See Notes to Financial Statements.



                                                     FIXED INCOME FUNDS                            EQUITY FUNDS
                                            ---------------------------------------  ----------------------------------------
                                            INTERMEDIATE              CONVERTIBLE                    EQUITY
                                             TAX-EXEMPT    TAX-EXEMPT  SECURITIES      EQUITY        INCOME        GROWTH
                                                FUND          FUND      FUND(1)         FUND          FUND          FUND
                                            ------------  ------------  -----------  ------------  -----------  ------------
INCREASE/(DECREASE) IN
  NET ASSETS
OPERATIONS:
Net investment income/
  (loss) ................................   $  8,296,197  $ 7,704,555   $ 1,749,776  $ 10,401,374  $   640,339  $    210,691
Net realized gain/(loss) on
  investment transactions,
  futures contracts and
  foreign currency
  transactions ..........................      1,426,902     2,278,252    8,241,307   153,356,372    3,740,201    10,233,556
Net change in unrealized
  appreciation/(depreciation)
  of investment transactions,
  futures contracts, and
  foreign currency
  transactions ..........................      2,461,211     4,314,650   (2,120,819)   83,061,401    5,725,836    16,055,605
                                            ------------  ------------  -----------  ------------  -----------  ------------
Increase/ (decrease) in net
  assets from operations ................     12,184,310    14,297,457    7,870,264   246,819,147   10,106,376    26,499,852
                                            ------------  ------------  -----------  ------------  -----------  ------------
DISTRIBUTIONS TO SHAREHOLDERS
   (NOTES 2c AND 2d):
Net investment income:
  Institutional Class ...................     (8,289,452)   (7,695,657)  (1,714,407)  (10,313,495)    (622,097)     (210,244)
  Class A ...............................         (6,745)       (8,898)      (1,300)     (109,659)      (8,911)         (129)
                                            ------------  ------------  -----------  ------------  -----------  ------------
Total distributions from net
  investment income .....................     (8,296,197)   (7,704,555)  (1,715,707)  (10,423,154)    (631,008)     (210,373)
                                            ------------  ------------  -----------  ------------  -----------  ------------
Net realized gains on investments:
  Institutional Class ...................       (894,786)   (2,054,220)  (7,153,493) (142,024,885)  (3,492,651)   (9,352,220)
  Class A ...............................         (2,642)       (5,729)     (14,695)   (2,485,343)     (97,939)     (171,130)
                                            ------------  ------------  -----------  ------------  -----------  ------------
Total distributions from net
  realized gains ........................       (897,428)   (2,059,949)  (7,168,188) (144,510,228)  (3,590,590)   (9,523,350)
                                            ------------  ------------  -----------  ------------  -----------  ------------
CONTRIBUTION BY AFFILIATE:
   (NOTE 11): ...........................             --            --           --            --           --            --
                                            ------------  ------------  -----------  ------------  -----------  ------------
CAPITAL SHARE TRANSACTIONS:
Increase/(decrease) in net
  assets from capital share
  transactions in:
  Institutional Class ...................    (18,665,386)    9,959,353   60,381,036   186,191,498    2,798,145    15,943,321
  Class A ...............................        637,652       596,991      101,519     9,419,199      924,318     2,284,070
                                            ------------  ------------  -----------  ------------  -----------  ------------
Increase/(decrease) in net
  assets from capital share
  transactions ..........................    (18,027,734)   10,556,344   60,482,555   195,610,697    3,722,463    18,227,391
                                            ------------  ------------  -----------  ------------  -----------  ------------
Total increase/(decrease) in
  net assets ............................    (15,037,049)   15,089,297   59,468,924   287,496,462    9,607,241    34,993,520
NET ASSETS:
Beginning of period .....................    208,690,462   165,426,053           40   576,192,032   32,058,131    76,912,957
                                            ------------  ------------  -----------  ------------  -----------  ------------
End of period ...........................   $193,653,413  $180,515,350  $59,468,964  $863,688,494  $41,665,372  $111,906,477
                                            ============  ============  ===========  ============  ===========  ============




                                                                              EQUITY FUNDS
                                            ---------------------------------------------------------------------------------
                                               SMALL-CAP     SMALL-CAP                                             EMERGING
                                              OPPORTUNITY      VALUE        INDEX       BALANCED   INTERNATIONAL    MARKETS
                                                 FUND         FUND(1)        FUND        FUND(1)        FUND        FUND(2)
                                             ------------  ------------  ------------  -----------  ------------  -----------
INCREASE/(DECREASE) IN
  NET ASSETS
OPERATIONS:
Net investment income/
  (loss) ................................    $     67,095  $    354,172  $  3,228,722  $ 1,708,627  $  1,467,341  $    12,948
Net realized gain/(loss) on
  investment transactions,
  futures contracts and
  foreign currency
  transactions ..........................      23,006,974    10,717,007     9,454,867    1,188,909    13,870,288    (73,817)
Net change in unrealized
  appreciation/(depreciation)
  of investment transactions,
  futures contracts, and
  foreign currency
  transactions ..........................      27,081,426     4,285,180    49,045,843    8,588,734   (24,029,900)  (2,368,209)
                                             ------------  ------------  ------------  -----------  ------------  -----------
Increase/ (decrease) in net
  assets from operations ................      50,155,495    15,356,359    61,729,432   11,486,270    (8,692,271)  (2,429,078)
                                             ------------  ------------  ------------  -----------  ------------  -----------
DISTRIBUTIONS TO SHAREHOLDERS
   (NOTES 2c AND 2d):
Net investment income:
  Institutional Class ...................        (148,763)     (331,341)   (3,248,383)  (1,683,590)   (1,508,126)          --
  Class A ...............................              --          (247)      (27,169)      (4,659)       (4,475)          --
                                             ------------  ------------  ------------  -----------  ------------  -----------
Total distributions from net
  investment income .....................        (148,763)     (331,588)   (3,275,552)  (1,688,249)   (1,512,601)          --
                                             ------------  ------------  ------------  -----------  ------------  -----------
Net realized gains on investments:
  Institutional Class ...................     (24,392,179)   (7,507,524)   (8,653,473)          --   (16,062,527)          --
  Class A ...............................        (174,710)      (18,620)     (148,087)          --      (119,925)          --
                                             ------------  ------------  ------------  -----------  ------------  -----------
Total distributions from net
  realized gains ........................     (24,566,889)   (7,526,144)   (8,801,560)          --   (16,182,452)          --
                                             ------------  ------------  ------------  -----------  ------------  -----------
CONTRIBUTION BY AFFILIATE:
   (NOTE 11): ...........................              --            --            --           --            --           --
                                             ------------  ------------  ------------  -----------  ------------  -----------
CAPITAL SHARE TRANSACTIONS:
Increase/(decrease) in net
  assets from capital share
  transactions in:
  Institutional Class ...................      98,594,689    92,299,943    98,704,147   59,623,885    88,567,033   20,438,890
  Class A ...............................       2,055,352       309,696     6,677,177      692,983       899,170      109,665
                                             ------------  ------------  ------------  -----------  ------------  -----------
Increase/(decrease) in net
  assets from capital share
  transactions ..........................     100,650,041    92,609,639   105,381,324   60,316,868    89,466,203   20,548,555
                                             ------------  ------------  ------------  -----------  ------------  -----------
Total increase/(decrease) in
  net assets ............................     126,089,884   100,108,266   155,033,644   70,114,889    63,078,879   18,119,477
NET ASSETS:
Beginning of period .....................     150,748,509            40   144,104,100          40    110,344,556            0
                                             ------------  ------------  ------------  -----------  ------------  -----------
End of period ...........................    $276,838,393  $100,108,306  $299,137,744  $70,114,929  $173,423,435  $18,119,477
                                             ============  ============  ============  ===========  ============  ===========

                       See Notes to Financial Statements.

84 & 85

                                                   HARRIS INSIGHT FUNDS
                                            STATEMENTS OF CHANGES IN NET ASSETS
                                          FOR THE PERIOD ENDED DECEMBER 31, 1996


                                                                      MONEY MARKET FUNDS                  FIXED INCOME FUNDS
                                                        ------------------------------------------   ---------------------------
                                                                                                        SHORT/
                                                         GOVERNMENT       MONEY        TAX-EXEMPT    INTERMEDIATE       BOND
                                                         MONEY FUND       FUND         MONEY FUND        FUND          FUND(2)
                                                        ------------   ------------   ------------   ------------   -----------
INCREASE/(DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income ................................  $ 12,415,407   $ 40,121,421   $ 19,247,394   $ 13,706,691   $ 1,377,637
Net realized gain/(loss) on investment
  transactions, futures contracts and foreign
  currency transactions ..............................           (72)        (2,590)        11,969       (952,341)      250,406
Net change in unrealized appreciation/(depreciation)
  of investment transactions, futures contracts,
  and foreign currency transactions ..................            --             --             --     (3,937,487)      196,171
                                                        ------------   ------------   ------------   ------------   -----------
Increase in net assets from operations ...............    12,415,335     40,118,831     19,259,363      8,816,863     1,824,214
                                                        ------------   ------------   ------------   ------------   -----------
DISTRIBUTIONS TO SHAREHOLDERS (NOTES 2c AND 2d):
Net investment income:
  Institutional Class ................................    (1,831,254)   (16,876,839)   (14,006,346)   (12,576,121)   (1,376,263)
  Class A ............................................   (10,584,153)   (23,255,431)    (5,241,048)    (1,124,909)       (1,730)
                                                         ------------   ------------   ------------   ------------   -----------
Total distributions from net
  investment income ..................................   (12,415,407)   (40,132,270)   (19,247,394)   (13,701,030)   (1,377,993)
                                                        ------------   ------------   ------------   ------------   -----------
Net realized gains on investments:
  Institutional Class ................................            --             --             --             --      (139,009)
  Class A ............................................            --             --             --             --          (378)
                                                        ------------   ------------   ------------   ------------   -----------
Total distributions from net realized gains ..........            --             --             --             --      (139,387)
                                                        ------------   ------------   ------------   ------------   -----------
CAPITAL SHARE TRANSACTIONS :
Increase/(decrease) in net assets from
  capital share transactions in:
  Institutional Class ................................    18,802,992    270,581,554    176,249,984    258,641,418    42,834,580
  Class A ............................................   (58,353,363)    37,636,908      8,274,685    (45,565,951)      131,068
                                                        ------------   ------------   ------------   ------------   -----------
Increase/(decrease) in net assets from
  capital share transactions .........................   (39,550,371)   308,218,462    184,524,669    213,075,467    42,965,648
                                                        ------------   ------------   ------------   ------------   -----------
Total increase/(decrease) in net assets ..............   (39,550,443)   308,205,023    184,536,638    208,191,300    43,272,482

NET ASSETS:
Beginning of period ..................................   282,792,779    522,425,299    382,716,459     51,814,058            40
                                                        ------------   ------------   ------------   ------------   -----------
End of period ........................................  $243,242,336   $830,630,322   $567,253,097   $260,005,358   $43,272,522
                                                        ============   ============   ============   ============   ===========

-------------------
(1)  For the period 02/26/96 (commencement of operations) to 12/31/96.
(2)  For the period 04/16/96 (commencement of operations) to 12/31/96.

                       See Notes to Financial Statements.




                                                              FIXED INCOME FUNDS                   EQUITY FUNDS
                                                        ---------------------------   ------------------------------------------
                                                        INTERMEDIATE                                   EQUITY
                                                         TAX-EXEMPT     TAX-EXEMPT       EQUITY        INCOME        GROWTH
                                                           FUND(1)        FUND(1)         FUND         FUND(1)       FUND(1)
                                                        ------------   ------------   ------------   -----------   -----------
INCREASE/(DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income ................................  $  7,934,409   $  6,345,622   $  7,240,840   $   616,775   $   246,149
Net realized gain/(loss) on investment
  transactions, futures contracts and foreign
  currency transactions ..............................       846,717      3,668,482     95,158,144     2,728,461     6,832,984
Net change in unrealized appreciation/(depreciation)
  of investment transactions, futures contracts,
  and foreign currency transactions ..................    (3,615,528)    (5,155,162)   (18,411,180)      568,752     4,142,193
                                                        ------------   ------------   ------------   -----------   -----------
Increase in net assets from operations ...............     5,165,598      4,858,942     83,987,804     3,913,988    11,221,326
                                                        ------------   ------------   ------------   -----------   -----------
DISTRIBUTIONS TO SHAREHOLDERS (NOTES 2c AND 2d):
Net investment income:
  Institutional Class ................................    (7,932,978)    (6,345,578)    (6,952,962)     (611,754)     (249,564)
  Class A ............................................        (1,431)           (44)      (294,553)       (3,860)         (492)
                                                         ------------   ------------   ------------   -----------   -----------
Total distributions from net
  investment income ..................................    (7,934,409)    (6,345,622)    (7,247,515)     (615,614)     (250,056)
                                                        ------------   ------------   ------------   -----------   -----------
Net realized gains on investments:
  Institutional Class ................................      (720,399)    (3,479,679)      (754,414)   (2,299,750)   (4,338,062)
  Class A ............................................            --           (767)   (60,143,772)      (20,638)     (21,411)
                                                        ------------   ------------   ------------   -----------   -----------
Total distributions from net realized gains ..........      (720,399)    (3,480,446)   (60,898,186)   (2,320,388)   (4,359,473)
                                                        ------------   ------------   ------------   -----------   -----------
CAPITAL SHARE TRANSACTIONS :
Increase/(decrease) in net assets from
  capital share transactions in:
  Institutional Class ................................   212,178,045    170,354,303    557,058,547    30,791,846    69,917,221
  Class A ............................................         1,527         38,776    (57,964,695)      189,249       383,809
                                                        ------------   ------------   ------------   -----------   -----------
Increase/(decrease) in net assets from
  capital share transactions .........................   212,179,572    170,393,079    499,093,852    30,981,095    70,301,030
                                                        ------------   ------------   ------------   -----------   -----------
Total increase/(decrease) in net assets ..............   208,690,362    165,425,953    514,935,955    31,959,081    76,912,827

NET ASSETS:
Beginning of period ..................................           100            100     61,256,077        99,050           130
                                                        ------------   ------------   ------------   -----------   -----------
End of period ........................................  $208,690,462   $165,426,053   $576,192,032   $32,058,131   $76,912,957
                                                        ============   ============   ============   ===========   ===========




                                                                       EQUITY FUNDS
                                                        ------------------------------------------

                                                          SMALL-CAP       INDEX      INTERNATIONAL
                                                           FUND(1)        FUND(1)        FUND(1)
                                                        ------------   ------------   ------------
INCREASE/(DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income ................................  $    519,783   $  2,072,648   $    878,941
Net realized gain/(loss) on investment
  transactions, futures contracts and foreign
  currency transactions ..............................     9,632,120      4,064,627        497,671
Net change in unrealized appreciation/(depreciation)
  of investment transactions, futures contracts,
  and foreign currency transactions ..................     8,437,066     12,126,424      2,857,490
                                                        ------------   ------------   ------------
Increase in net assets from operations ...............    18,588,969     18,263,699      4,234,102
                                                        ------------   ------------   ------------
DISTRIBUTIONS TO SHAREHOLDERS (NOTES 2c AND 2d):
Net investment income:
  Institutional Class ................................      (521,897)    (2,071,983)      (857,914)
  Class A ............................................          (612)        (1,087)        (1,643)
                                                         ------------   ------------   ------------
Total distributions from net
  investment income ..................................      (522,509)    (2,073,070)      (859,557)
                                                        ------------   ------------   ------------
Net realized gains on investments:
  Institutional Class ................................    (6,804,684)    (2,672,444)      (475,914)
  Class A ............................................       (19,522)        (2,645)        (2,596)
                                                        ------------   ------------   ------------
Total distributions from net realized gains ..........    (6,824,206)    (2,675,089)      (478,510)
                                                        ------------   ------------   ------------
CAPITAL SHARE TRANSACTIONS :
Increase/(decrease) in net assets from
  capital share transactions in:
  Institutional Class ................................   139,069,249    130,446,451    106,861,336
  Class A ............................................       436,806        141,909        586,985
                                                        ------------   ------------   ------------
Increase/(decrease) in net assets from
  capital share transactions .........................   139,506,055    130,588,360    107,448,321
                                                        ------------   ------------   ------------
Total increase/(decrease) in net assets ..............   150,748,309    144,103,900    110,344,356

NET ASSETS:
Beginning of period ..................................           200            200            200
                                                        ------------   ------------   ------------
End of period ........................................  $150,748,509   $144,104,100   $110,344,556
                                                        ============   ============   ============

                       See Notes to Financial Statements.

86 & 87

                              HARRIS INSIGHT FUNDS
                 STATEMENTS OF CHANGES -- CAPITAL STOCK ACTIVITY

     Since the Money Market Funds have sold and redeemed shares only at a constant net asset value of $1.00 per share, the number of shares represented by such sales and redemptions is the same as the amounts shown below for such transactions.

                                                                      MONEY MARKET FUNDS
                              ------------------------------------------------------------------------------------------------
                                    GOVERNMENT MONEY FUND                  MONEY FUND                TAX-EXEMPT MONEY FUND
                              --------------------------------  --------------------------------  ----------------------------
                                   YEAR              YEAR             YEAR            YEAR            YEAR           YEAR
                                   ENDED            ENDED             ENDED           ENDED           ENDED          ENDED
                                 12/31/97         12/31/96          12/31/97        12/31/96        12/31/97       12/31/96
                              ---------------  ---------------  ---------------  ---------------  -------------  -------------
INSTITUTIONAL CLASS:
Sold .......................  $   310,077,266  $   232,771,120  $ 2,935,583,373  $   993,846,629  $ 814,990,746  $ 902,032,719
Issued as reinvestment of
  dividends ................          290,884           10,764        4,320,343          282,379         22,292          2,813
Redeemed ...................     (283,567,451)    (213,978,892)  (2,281,234,849)    (723,547,454)  (705,429,722)  (725,785,548)
                              ---------------  ---------------  ---------------  ---------------  -------------  -------------
Net increase/(decrease) ....  $    26,800,699  $    18,802,992  $   658,668,867  $   270,581,554  $ 109,583,316  $ 176,249,984
                              ===============  ===============  ===============  ===============  =============  =============

CLASS A :
Sold .......................  $ 1,342,810,468  $ 1,159,556,974  $ 2,398,112,387  $ 2,226,243,194  $ 566,351,447  $ 453,682,137
Issued as reinvestment of
  dividends ................        7,187,840        4,846,048       18,841,382       12,457,401      3,936,135      3,504,283
Redeemed ...................   (1,308,477,483)  (1,222,756,385)  (2,200,366,102)  (2,201,063,687)  (526,063,571)  (448,911,735)
                              ---------------  ---------------  ---------------  ---------------  -------------  -------------
Net increase/(decrease) ....  $    41,520,825  $   (58,353,363) $   216,587,667  $    37,636,908  $  44,224,011  $   8,274,685
                              ===============  ===============  ===============  ===============  =============  =============

                       See Notes to Financial Statements.

                      [THIS PAGE INTENTIONALLY LEFT BLANK.]

                                                        HARRIS INSIGHT FUNDS
                                     STATEMENTS OF CHANGES -- CAPITAL STOCK ACTIVITY (CONTINUED)


                                                                       FIXED INCOME FUNDS
                                          ----------------------------------------------------------------------
                                                      SHORT/                                        INTERMEDIATE
                                                   INTERMEDIATE                      BOND            GOVERNMENT
                                                       FUND                          FUND               FUND
                                          ---------------------------   -------------------------   ------------
                                              YEAR           YEAR          YEAR         PERIOD         PERIOD
                                              ENDED          ENDED         ENDED        ENDED           ENDED
                                            12/31/97       12/31/96      12/31/97     12/31/96(2)    12/31/97(3)
                                          ------------   ------------   -----------   -----------   ------------
AMOUNT
------
INSTITUTIONAL CLASS:
Sold ..................................   $ 52,771,039   $315,836,583   $99,249,501   $43,202,747   $123,309,885
Issued as reinvestment of dividends ...      1,661,326      1,181,698     3,781,384       102,573      4,539,814
Redeemed ..............................    (23,153,942)   (58,376,863)   (7,882,148)     (470,740)   (30,562,631)
                                          ------------   ------------   -----------   -----------   ------------
Net increase/(decrease) ...............   $ 31,278,423   $258,641,418   $95,148,737   $42,834,580   $ 97,287,068
                                          ============   ============   ===========   ===========   ============
CLASS A :
Sold ..................................   $  2,236,939   $ 11,894,136   $   929,922   $   222,006   $    710,868
Issued as reinvestment of dividends ...        260,154        637,887        18,847         1,569          4,387
Redeemed ..............................     (1,045,427)   (58,097,974)     (150,118)      (92,507)          (200)
                                          ------------   ------------   -----------   -----------   ------------
Net increase/(decrease) ...............   $  1,451,666   $(45,565,951)  $   798,651   $   131,068   $    715,055
                                          ============   ============   ===========   ===========   ============

==================================================================================================================
SHARES
------
INSTITUTIONAL CLASS:
Sold ..................................      5,209,406     30,880,397     9,893,541     4,319,808      7,607,489
Issued as reinvestment of dividends ...        163,759        117,417       371,313        10,179        277,370
Redeemed ..............................     (2,281,540)    (5,793,296)     (775,447)      (46,602)    (1,876,066)
                                          ------------   ------------   -----------   -----------   ------------
Net increase/(decrease) ...............      3,091,625     25,204,518     9,489,407     4,283,385      6,008,793
                                          ============   ============   ===========   ===========   ============
CLASS A :
Sold ..................................        219,857      1,167,686        91,724        21,973         43,019
Issued as reinvestment of dividends ...         25,622         62,690         1,851           156            266
Redeemed ..............................       (102,616)    (5,787,240)      (14,738)       (9,202)           (12)
                                           ------------   ------------   -----------   -----------   ------------
Net increase/(decrease) ...............        142,863     (4,556,864)       78,837        12,927         43,273
                                          ============   ============   ===========   ===========   ============

-------------------
(1)  For the period 02/26/96 (commencement of operations) to 12/31/96.
(2)  For the period 04/16/96 (commencement of operations) to 12/31/96.
(3)  For the period 03/24/97 (commencement of operations) to 12/31/97.


                       See Notes to Financial Statements.

                                                        HARRIS INSIGHT FUNDS
                                     STATEMENTS OF CHANGES -- CAPITAL STOCK ACTIVITY (CONTINUED)


                                                                        FIXED INCOME FUNDS
                                          ------------------------------------------------------------------------
                                                    INTERMEDIATE                                       CONVERTIBLE
                                                     TAX-EXEMPT                   TAX-EXEMPT            SECURITIES
                                                       FUND                          FUND                  FUND
                                          ---------------------------   ---------------------------   ------------
                                              YEAR          PERIOD         YEAR           PERIOD         PERIOD
                                              ENDED          ENDED         ENDED          ENDED          ENDED
                                            12/31/97      12/31/96(1)     12/31/97     12/31/96(1)     12/31/97(3)
                                          ------------   ------------   ------------   ------------   ------------
AMOUNT
------
INSTITUTIONAL CLASS:
Sold ..................................   $ 41,062,483   $255,651,844   $ 36,002,208   $190,808,486   $ 62,943,202
Issued as reinvestment of dividends ...        211,439          8,778        357,835         21,152      8,825,043
Redeemed ..............................    (59,939,308)   (43,482,577)   (26,400,690)   (20,475,335)   (11,387,209)
                                          ------------   ------------   ------------   ------------   ------------
Net increase/(decrease) ...............   $(18,665,386)  $212,178,045   $  9,959,353   $170,354,303   $ 60,381,036
                                          ============   ============   ============   ============   ============
CLASS A :
Sold ..................................   $    649,957   $    179,000   $    685,982   $     38,000   $    166,195
Issued as reinvestment of dividends ...          5,164             --          7,264            776          7,403
Redeemed ..............................        (17,469)      (177,473)       (96,255)            --        (72,079)
                                          ------------   ------------   ------------   ------------   ------------
Net increase/(decrease) ...............   $    637,652   $      1,527   $    596,991      $  38,776   $    101,519
                                          ============   ============   ============   ============   ============

==================================================================================================================
SHARES
------
INSTITUTIONAL CLASS:
Sold ..................................      3,868,924     23,864,232      3,491,829     18,118,214      2,149,501
Issued as reinvestment of dividends ...         19,743            828         34,122          2,055        311,634
Redeemed ..............................     (5,656,367)    (4,139,865)    (2,567,773)    (1,987,182)      (379,031)
                                          ------------   ------------   ------------   ------------   ------------
Net increase/(decrease) ...............     (1,767,700)    19,725,195        958,178     16,133,087      2,082,104
                                          ============   ============   ============   ============   ============
CLASS A :
Sold ..................................         61,099         16,967         65,967          3,639          5,326
Issued as reinvestment of dividends ...            483             --            693             75            264
Redeemed ..............................         (1,652)       (16,967)        (9,210)            --         (2,596)
                                           ------------   ------------   ------------   ------------   ------------
Net increase/(decrease) ...............         59,930              0         57,450          3,714          2,994
                                          ============   ============   ============   ============   ============


                       See Notes to Financial Statements.

                                                   HARRIS INSIGHT FUNDS
                                STATEMENTS OF CHANGES -- CAPITAL STOCK ACTIVITY (CONTINUED)



                                                                                EQUITY FUNDS
                                           -------------------------------------------------------------------------------------
                                                                                   EQUITY
                                                       EQUITY                      INCOME                     GROWTH
                                                        FUND                        FUND                       FUND
                                           ----------------------------   -------------------------   -------------------------
                                                YEAR          YEAR           YEAR         PERIOD        YEAR         PERIOD
                                                ENDED         ENDED          ENDED        ENDED         ENDED        ENDED
                                              12/31/97      12/31/96       12/31/97     12/31/96(1)    12/31/97    12/31/96(1)
                                           -------------   ------------   -----------   -----------   -----------   -----------
AMOUNT
------
INSTITUTIONAL CLASS:
Sold ...................................   $ 228,484,735   $629,627,359   $ 5,765,224   $33,736,818   $18,615,536   $72,754,630
Issued as reinvestment of dividends ....      65,414,766      6,744,978       756,229       137,826     3,513,466       186,112
Redeemed ...............................    (107,708,003)   (79,313,790)   (3,723,308)   (3,082,798)   (6,185,681)   (3,023,521)
                                           -------------   ------------   -----------   -----------   -----------   -----------
Net increase/(decrease) ................   $ 186,191,498   $557,058,547   $ 2,798,145   $30,791,846   $15,943,321   $69,917,221
                                           =============   ============   ===========   ===========   ===========   ===========
CLASS A:
Sold ...................................   $   8,786,890   $ 18,931,677   $   942,518   $   174,475   $ 2,186,449   $   363,832
Issued as reinvestment of dividends ....       2,388,743      4,041,336        95,931        15,196       135,276        21,898
Redeemed ...............................      (1,756,434)   (80,937,708)     (114,131)         (422)      (37,655)       (1,921)
                                           -------------   ------------   -----------   -----------   -----------   -----------
Net increase/(decrease) ................   $   9,419,199   $(57,964,695)  $   924,318   $   189,249   $ 2,284,070   $   383,809
                                           =============   ============   ===========   ===========   ===========   ===========

================================================================================================================================
SHARES
------
INSTITUTIONAL CLASS:
Sold ...................................      13,779,278     41,238,231       350,240     2,529,504       845,767     4,258,723
Issued as reinvestment of dividends ....       3,736,368        430,491        46,977         9,907       156,313         9,805
Redeemed ...............................      (6,023,216)    (5,063,358)     (233,613)     (226,133)     (281,676)     (175,213)
                                           -------------   ------------   -----------   -----------   -----------   -----------
Net increase/(decrease) ................      11,492,430     36,605,364       163,604     2,313,278       720,404     4,093,315
                                           =============   ============   ===========   ===========   ===========   ===========
CLASS A:
Sold ...................................         475,368      1,274,610        55,334        13,218        96,614        20,199
Issued as reinvestment of dividends ....         136,928        283,639         5,980         1,094         6,046         1,154
Redeemed ...............................         (98,527)    (5,435,092)       (6,897)          (30)       (1,870)         (114)
                                           -------------   ------------   -----------   -----------   -----------   -----------
Net increase/(decrease) ................         513,769     (3,876,843)       54,417        14,282       100,790        21,239
                                           =============   ============   ===========   ===========   ===========   ===========

------------------
(1) For the period 02/26/96  (commencement  of operations) to 12/31/96.
(2) For the period 03/24/97 (commencement of operations) to 12/31/97.
(3) For the period 10/21/97 (commencement of operations) to 12/31/97.


                       See Notes to Financial Statements.

                                                   HARRIS INSIGHT FUNDS
                                STATEMENTS OF CHANGES -- CAPITAL STOCK ACTIVITY (CONTINUED)



                                                                                    EQUITY FUNDS
                                           ---------------------------------------------------------------------------------------
                                                                           SMALL-CAP
                                                     SMALL-CAP               VALUE                INDEX                BALANCED
                                                       FUND                  FUND                  FUND                  FUND
                                           ---------------------------   ------------   ---------------------------   -----------
                                               YEAR          PERIOD         PERIOD         YEAR           PERIOD        PERIOD
                                               ENDED          ENDED         ENDED          ENDED           ENDED         ENDED
                                             12/31/97      12/31/96(1)    12/31/97(2)     12/31/97      12/31/96(1)   12/31/97(2)
                                           ------------   ------------   ------------   ------------   ------------   -----------
AMOUNT
------
INSTITUTIONAL CLASS:
Sold ...................................   $111,387,891   $147,029,490   $ 94,750,916   $138,059,809   $142,845,246   $66,148,915
Issued as reinvestment of dividends ....     12,908,326        854,418      7,596,815      5,696,160         18,093     1,683,590
Redeemed ...............................    (25,701,528)    (8,814,659)   (10,047,788)   (45,051,822)   (12,416,888)   (8,208,620)
                                           ------------   ------------   ------------   ------------   ------------   -----------
Net increase/(decrease) ................   $ 98,594,689   $139,069,249   $ 92,299,943   $ 98,704,147   $130,446,451   $59,623,885
                                           ============   ============   ============   ============   ============   ===========
CLASS A:
Sold ...................................   $  2,275,874   $    423,415   $    321,431   $  9,599,426   $    140,207   $   688,374
Issued as reinvestment of dividends ....        107,321         17,777         18,639        151,528          3,612         4,659
Redeemed ...............................       (327,843)        (4,386)       (30,374)    (3,073,777)        (1,910)          (50)
                                           ------------   ------------   ------------   ------------   ------------   -----------
Net increase/(decrease) ................   $  2,055,352   $    436,806   $    309,696   $  6,677,177   $    141,909   $   692,983
                                           ============   ============   ============   ============   ============   ===========

==================================================================================================================================
SHARES
------
INSTITUTIONAL CLASS:
Sold ...................................      6,492,340     10,230,022      3,097,109      6,414,886      8,512,544     5,120,712
Issued as reinvestment of dividends ....        756,547         55,551        234,090        246,569          1,010       116,698
Redeemed ...............................     (1,438,895)      (600,090)      (307,896)    (2,025,025)      (723,332)     (588,410)
                                           ------------   ------------   ------------   ------------   ------------   -----------
Net increase/(decrease) ................      5,809,992      9,685,483      3,023,303      4,636,430      7,790,222     4,649,000
                                           ============   ============   ============   ============   ============   ===========
CLASS A:
Sold ...................................        125,525         27,633          9,123        428,098          8,047        46,556
Issued as reinvestment of dividends ....          6,308          1,156            574          6,555            194           317
Redeemed ...............................        (19,609)          (286)          (842)      (147,519)          (117)           (3)
                                           ------------   ------------   ------------   ------------   ------------   -----------
Net increase/(decrease) ................        112,224         28,503          8,855        287,134          8,124        46,870
                                           ============   ============   ============   ============   ============   ===========




                                                           EQUITY FUNDS
                                           -----------------------------------------
                                                                           EMERGING
                                                  INTERNATIONAL            MARKETS
                                                      FUND                  FUND
                                           ---------------------------   -----------
                                             YEAR            PERIOD        PERIOD
                                             ENDED            ENDED         ENDED
                                           12/31/97        12/31/96(1)   12/31/97(3)
                                           ------------   ------------   -----------
AMOUNT
------
INSTITUTIONAL CLASS:
Sold ...................................   $120,897,024   $123,388,071   $20,438,890
Issued as reinvestment of dividends ....     10,828,865         52,160            --
Redeemed ...............................    (43,158,856)   (16,578,895)           --
                                           ------------   ------------   -----------
Net increase/(decrease) ................   $ 88,567,033   $106,861,336   $20,438,890
                                           ============   ============   ===========
CLASS A:
Sold ...................................   $  1,215,856   $    583,595   $   109,665
Issued as reinvestment of dividends ....         93,876          3,390            --
Redeemed ...............................       (410,562)            --            --
                                           ------------   ------------   -----------
Net increase/(decrease) ................   $    899,170   $    586,985   $   109,665
                                           ============   ============   ===========

====================================================================================
SHARES
------
INSTITUTIONAL CLASS:
Sold ...................................      8,013,256      8,037,422     2,108,590
Issued as reinvestment of dividends ....        806,437        149,248            --
Redeemed ...............................     (3,006,361)    (1,086,874)           --
                                           ------------   ------------   -----------
Net increase/(decrease) ................      5,813,332      7,099,796     2,108,590
                                           ============   ============   ===========
CLASS A:
Sold ...................................         78,331         38,413        11,266
Issued as reinvestment of dividends ....          7,008            221            --
Redeemed ...............................        (29,037)            --            --
                                           ------------   ------------   -----------
Net increase/(decrease) ................         56,302         38,634        11,266
                                           ============   ============   ===========


                       See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS
                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                               INSTITUTIONAL CLASS                                   CLASS A
                                     -----------------------------------------  -------------------------------------------------
                                       YEAR      YEAR      YEAR     PERIOD        YEAR      YEAR      YEAR      YEAR      YEAR
                                       ENDED     ENDED     ENDED     ENDED        ENDED     ENDED     ENDED     ENDED     ENDED
GOVERNMENT MONEY FUND                12/31/97  12/31/96  12/31/95  12/31/94(4)  12/31/97  12/31/96  12/31/95  12/31/94  12/31/93
                                     --------  --------  --------  -----------  --------  --------  --------  --------  --------
Net Asset Value, Beginning
  of Period ........................  $  1.00   $  1.00   $  1.00    $ 1.00     $   1.00  $   1.00  $   1.00  $   1.00   $   1.00
                                      -------   -------   -------    ---------  --------  --------  --------  --------   -------
INCOME FROM INVESTMENT
  OPERATIONS:
Net Investment Income ..............    0.053     0.051     0.056     0.028        0.050     0.049     0.054     0.037      0.026
                                      -------   -------   -------    ---------  --------  --------  --------  --------   -------
Total from Investment
  Operations .......................    0.053     0.051     0.056     0.028        0.050     0.049     0.054     0.037      0.026
                                      -------   -------   -------    ---------  --------  --------  --------  --------   -------
LESS DISTRIBUTIONS:
Net Investment Income ..............   (0.053)   (0.051)   (0.056)   (0.028)      (0.050)   (0.049)   (0.054)    (0.037)   (0.026)
                                      -------   -------   -------    ---------  --------  --------  --------  --------   -------
Total Distributions ................   (0.053)   (0.051)   (0.056)   (0.028)      (0.050)   (0.049)   (0.054)    (0.037)   (0.026)
                                      -------   -------   -------    ---------  --------  --------  --------  --------   -------
Net Asset Value, End of Period .....  $  1.00   $  1.00   $  1.00    $ 1.00     $   1.00  $   1.00  $   1.00  $   1.00   $   1.00
                                      =======   =======   =======    =========  ========  ========  ========  ========   ========
TOTAL RETURN .......................     5.48%     5.24%     5.79%     2.82%(3)     5.17%     5.00%     5.51%     3.72%      2.62%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000) ....  $63,970   $37,169   $18,367    $9,617     $247,594  $206,073  $264,426  $229,619   $263,909
Ratios of Expenses to
  Average Net Assets (1) ...........     0.23%     0.31%     0.31%     0.29%(2)     0.53%     0.54%     0.57%     0.60%      0.61%
Ratio of Net Investment Income to
  Average Net Assets ...............     5.36%     5.12%     5.62%     4.52%(2)     5.05%     4.89%     5.36%     3.62%      2.57%

-----------
(1) Without the voluntary waiver of fees, the expense ratios for the years ended December 31, 1997, 1996, 1995, and the period ended December 31, 1994 for the Institutional Class shares would have been 0.28%, 0.32%, 0.32%, and 0.31% (annualized), respectively, and for the years ended December 31, 1997, 1996, 1995, 1994 and 1993 for the Class A shares would have been 0.63%, 0.67%, 0.67%, 0.66% and 0.70%, respectively.
(2)  Annualized.
(3)  Total returns for periods less than one year are not annualized.
(4)  Commenced operations on May 16, 1994.


                       See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS
                        FINANCIAL HIGHLIGHTS (CONTINUED)
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                               INSTITUTIONAL CLASS                                   CLASS A
                                     -----------------------------------------  -------------------------------------------------
                                       YEAR      YEAR      YEAR      PERIOD       YEAR      YEAR      YEAR      YEAR      YEAR
                                       ENDED     ENDED     ENDED      ENDED       ENDED     ENDED     ENDED     ENDED     ENDED
MONEY FUND                           12/31/97  12/31/96  12/31/95  12/31/94(4)  12/31/97  12/31/96  12/31/95  12/31/94  12/31/93
                                     --------  --------  --------  -----------  --------  --------  --------  --------  --------
Net Asset Value, Beginning
  of Period .....................  $     1.00  $   1.00   $  1.00    $  1.00    $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
                                   ----------  --------   -------    -------    --------  --------  --------  --------  --------
INCOME FROM INVESTMENT
  OPERATIONS:
Net Investment Income ...........       0.055     0.052     0.057      0.039       0.052     0.050     0.054     0.037     0.027
Realized Loss on Investments ....      (0.001)       --        --         --      (0.001)       --        --        --        --
                                   ----------  --------   -------    -------    --------  --------  --------  --------  --------
Total from Investment
  Operations ....................       0.054     0.052     0.057      0.039       0.051     0.050     0.054     0.037     0.027
                                   ----------  --------   -------    -------    --------  --------  --------  --------  --------
LESS DISTRIBUTIONS:
Net Investment Income ...........      (0.055)   (0.052)   (0.057)    (0.039)     (0.052)   (0.050)   (0.054)   (0.037)   (0.027)
                                   ----------  --------   -------    -------    --------  --------  --------  --------  --------
Total Distributions .............      (0.055)   (0.052)   (0.057)    (0.039)     (0.052)   (0.050)   (0.054)   (0.037)   (0.027)
                                   ----------  --------   -------    -------    --------  --------  --------  --------  --------
CAPITAL CONTRIBUTION ............       0.001        --        --         --       0.001        --        --        --        --
                                   ----------  --------   -------    -------    --------  --------  --------  --------  --------
Net Asset Value, End of Period ..  $     1.00  $   1.00   $  1.00    $  1.00    $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
                                   ==========  ========   =======    =======    ========  ========  ========  ========  ========
TOTAL RETURN ....................        5.66%     5.38%     5.86%      4.08%(3)    5.35%     5.11%     5.58%     3.79%     2.69%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000) .  $1,028,091  $369,417   $98,837    $31,990    $677,804  $461,213  $423,588  $530,366  $348,984
Ratios of Expenses to
  Average Net Assets (1) ........        0.21%     0.27%     0.29%      0.29%(2)    0.51%     0.52%     0.56%     0.55%     0.57%
Ratio of Net Investment Income to
  Average Net Assets ............        5.54%     5.23%     5.69%      4.79%(2)    5.23%     5.00%     5.42%     3.79%     2.66%

-----------
(1) Without the voluntary waiver of fees, the expense ratios for the years ended December 31, 1997, 1996, 1995, and the period ended December 31, 1994 for the Institutional Class shares would have been 0.26%, 0.28%, 0.30% and 0.30% (annualized), respectively, and for the years ended December 31, 1997, 1996, 1995, 1994 and 1993 for the Class A shares would have been 0.61%, 0.63%, 0.65%, 0.65% and 0.72%, respectively.
(2)  Annualized.
(3)  Total returns for periods less than one year are not annualized.
(4)  Commenced operations on January 5, 1994.

                       See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS
                        FINANCIAL HIGHLIGHTS (CONTINUED)
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                               INSTITUTIONAL CLASS                                   CLASS A
                                     -----------------------------------------  -------------------------------------------------
                                       YEAR      YEAR      YEAR      PERIOD       YEAR      YEAR      YEAR      YEAR      YEAR
                                       ENDED     ENDED     ENDED      ENDED       ENDED     ENDED     ENDED     ENDED     ENDED
TAX-EXEMPT MONEY FUND                12/31/97  12/31/96  12/31/95  12/31/94(4)  12/31/97  12/31/96  12/31/95  12/31/94  12/31/93
                                     --------  --------  --------  -----------  --------  --------  --------  --------  --------
Net Asset Value, Beginning
  of Period .......................  $   1.00  $   1.00  $   1.00    $   1.00   $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
                                     --------  --------  --------    --------   --------  --------  --------  --------  --------
INCOME FROM INVESTMENT
  OPERATIONS:
Net Investment Income .............     0.034     0.031     0.035       0.025      0.031     0.029     0.033     0.023     0.020
                                     --------  --------  --------    --------   --------  --------  --------  --------  --------
Total from Investment
  Operations ......................     0.034     0.031     0.035       0.025      0.031     0.029     0.033     0.023     0.020
                                     --------  --------  --------    --------   --------  --------  --------  --------  --------
LESS DISTRIBUTIONS:
Net Investment Income .............    (0.034)   (0.031)   (0.035)     (0.025)    (0.031)   (0.029)   (0.033)   (0.023)   (0.020)
                                     --------  --------  --------    --------   --------  --------  --------  --------  --------
Total Distributions ...............    (0.034)   (0.031)   (0.035)     (0.025)    (0.031)   (0.029)   (0.033)   (0.023)   (0.020)
                                     --------  --------  --------    --------   --------  --------  --------  --------  --------
Net Asset Value, End of Period ....  $   1.00  $   1.00  $   1.00    $   1.00   $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
                                     ========  ========  ========    ========   ========  ========  ========  ========  ========
TOTAL RETURN ......................      3.47%     3.19%     3.60%       2.56%(3)   3.17%     2.94%     3.31%     2.30%     1.99%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000) ...  $497,986  $388,404  $212,146    $237,100   $223,071  $178,849  $170,570  $123,501  $168,440
Ratios of Expenses to
  Average Net Assets(1) ...........      0.25%     0.29%     0.29%       0.28%(2)   0.54%     0.53%     0.56%     0.54%     0.54%
Ratio of Net Investment Income to
  Average Net Assets ..............      3.41%     3.14%     3.52%       2.99%(2)   3.13%     2.89%     3.25%     2.20%     1.97%

-----------
(1) Without the voluntary waiver of fees, the expense ratios for the years ended December 31, 1997, 1996 and 1995, and the period ended December 31, 1994 for the Institutional Class shares would have been 0.26%, 0.29%, 0.29% and 0.30% (annualized), respectively, and for the years ended December 31, 1997, 1996, 1995, 1994 and 1993 for the Class A shares would have been 0.61%, 0.64%, 0.65%, 0.65% and 0.71%, respectively.
(2)  Annualized.
(3)  Total returns for periods less than one year are not annualized.
(4)  Commenced operations on January 5, 1994.

                       See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS
                        FINANCIAL HIGHLIGHTS (CONTINUED)
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                         INSTITUTIONAL CLASS                              CLASS A
                                       ------------------------    ----------------------------------------------------
                                                 FOR THE PERIOD
                                         YEAR      02/26/96(4)       YEAR       YEAR       YEAR       YEAR       YEAR
                                         ENDED         TO            ENDED      ENDED      ENDED      ENDED      ENDED
SHORT/INTERMEDIATE FUND                12/31/97     12/31/96       12/31/97   12/31/96   12/31/95   12/31/94   12/31/93
                                       --------  --------------    --------   --------   --------   --------   --------
Net Asset Value, Beginning of
  Period ............................  $  10.14     $  10.30        $10.14     $10.38    $  9.66    $ 10.34    $ 10.22
                                       --------     --------        ------     ------    -------    -------    -------
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income ...............     0.633        0.517         0.608      0.594      0.588      0.559      0.563
Net Realized and Unrealized
  Gain/(Loss) on Investments ........     0.070       (0.160)        0.070     (0.247)     0.720     (0.694)     0.435
                                       --------     --------        ------     ------    -------    -------    -------
Total from Investment Operations ....     0.703        0.357         0.678      0.347      1.308     (0.135)     0.998
                                       --------     --------        ------     ------    -------    -------    -------
LESS DISTRIBUTIONS:
Net Investment Income ...............    (0.633)      (0.517)       (0.608)    (0.587)    (0.588)    (0.545)    (0.564)
Net Realized Gains ..................     0.000        0.000         0.000      0.000      0.000      0.000     (0.314)
                                       --------     --------        ------     ------    -------    -------    -------
Total Distributions .................    (0.633)      (0.517)       (0.608)    (0.587)    (0.588)    (0.545)    (0.878)
                                       --------     --------        ------     ------    -------    -------    -------
Net Asset Value, End of Period ......  $  10.21     $  10.14        $10.21     $10.14    $ 10.38    $  9.66    $ 10.34
                                       ========     ========        ======     ======    =======    =======    =======
TOTAL RETURN ........................      7.15%        3.61%(3)      6.89%      3.51%     13.88%     (1.29)%     9.91%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000) .....  $288,886     $255,573        $5,922     $4,432    $51,814    $44,333    $74,057
Ratios of Expenses to Average
  Net Assets(1) .....................      0.60%        0.60%(2)      0.85%      0.62%      0.60%      0.60%      0.60%
Ratio of Net Investment Income to
  Average Net Assets ................      6.24%        6.06%(2)      5.99%      5.59%      5.91%      5.29%      5.32%
Portfolio Turnover Rate .............     98.08%      186.02%        98.08%    186.02%    194.94%    140.99%    215.07%

------------
(1) Without the voluntary waiver of fees, the expense ratios for the year ended December 31, 1997 and the period ended December 31, 1996 for the Institutional Class shares would have been 0.89% and 0.90% (annualized), respectively, and for the years ended December 31, 1997, 1996, 1995, 1994 and 1993 for the Class A shares would have been 1.14%, 0.92%, 0.96%, 0.92% and 0.94%, respectively.
(2)  Annualized.
(3)  Total returns for periods less than one year are not annualized.
(4)  Date commenced operations.

                       See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS
                        FINANCIAL HIGHLIGHTS (CONTINUED)
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                                           INTERMEDIATE
                                                                 BOND FUND                                GOVERNMENT FUND
                                           -----------------------------------------------------   -------------------------------
                                             INSTITUTIONAL                                          INSTITUTIONAL
                                                 CLASS                            CLASS A              CLASS           CLASS A
                                           -------------------------   -------------------------   --------------   --------------
                                                      FOR THE PERIOD              FOR THE PERIOD   FOR THE PERIOD   FOR THE PERIOD
                                             YEAR       04/16/96(4)      YEAR        04/22/96(4)     03/24/97(4)      04/16/97(4)
                                             ENDED         TO            ENDED           TO              TO               TO
                                           12/31/97      12/31/96      12/31/97       12/31/96        12/31/97         12/31/97
                                           --------   --------------   --------   --------------   --------------   --------------
Net Asset Value, Beginning of Period ...   $  10.07      $ 10.00        $10.07         $ 9.99          $ 16.12          $16.06
                                           --------      -------        ------         ------          -------          ------
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income ..................      0.628        0.425         0.603          0.402            0.793           0.702
Net Realized and Unrealized Gain/(Loss)
  on Investments .......................      0.284        0.103         0.284          0.113            0.461           0.521
                                           --------      -------        ------         ------          -------          ------
Total from Investment Operations .......      0.912        0.528         0.887          0.515            1.254           1.223
                                           --------      -------        ------         ------          -------          ------
LESS DISTRIBUTIONS:
Net Investment Income ..................     (0.628)      (0.425)       (0.603)        (0.402)          (0.793)         (0.702)
Net Realized Gains .....................     (0.154)      (0.033)       (0.154)        (0.033)          (0.041)         (0.041)
                                           --------      -------        ------         ------          -------          ------
Total Distributions ....................     (0.782)      (0.458)       (0.757)        (0.435)          (0.834)         (0.743)
                                           --------      -------        ------         ------          -------          ------
Net Asset Value, End of Period .........   $  10.20      $ 10.07        $10.20         $10.07          $ 16.54          $16.54
                                           ========      =======        ======         ======          =======          ======
TOTAL RETURN ...........................       9.41%        5.40%(3)      9.14%          5.27%(3)         7.96%(3)        7.76%(3)

RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000) ........   $140,447      $43,142        $  936         $  130          $99,359          $  716
Ratios of Expenses to Average
  Net Assets(1) ........................       0.60%        0.60%(2)      0.85%          0.85%(2)         0.50%(2)        0.75%(2)
Ratio of Net Investment Income to
  Average Net Assets ...................       6.25%        6.03%(2)      6.00%          5.87%(2)         6.31%(2)        6.06%(2)
Portfolio Turnover Rate ................     138.30%      116.02%       138.30%        116.02%           84.89%(2)       84.89%(2)
Average Commission Rate(5) .............         --           --            --             --               --              --

----------------
(1) Without the voluntary waiver of fees, the expense ratios for the year ended December 31, 1997 and the period ended December 31, 1996 for the Institutional Class shares of the Bond Fund would have been 0.89% and 0.98% (annualized), respectively, and for the Class A shares of the Bond Fund would have been 1.14% and 1.23% (annualized), respectively and for the period ended December 31, 1997 for the Institutional Class shares and the Class A shares of the Intermediate Government Fund would have been 0.91% (annualized) and 1.16% (annualized), respectively, and for the year ended December 31, 1997 and the period ended December 31, 1996 for the Institutional Class shares of the Intermediate Tax-Exempt Fund would have been 0.79% and 0.82% (annualized), respectively, and for the Class A shares of the Intermediate Tax-Exempt Fund would have been 1.04% and 1.07% (annualized), respectively, and for the Institutional Class shares of the Tax-Exempt Fund would have been 0.80% and 0.81% (annualized), respectively, and for the Class A shares of the Tax-Exempt Fund would have been 1.05% and 1.06% (annualized), respectively, and for the period ended December 31, 1997 for the Institutional Class shares and Class A shares of the Convertible Securities Fund would have been 0.96% (annualized) and 1.21% (annualized), respectively.
(2)  Annualized.
(3)  Total returns for periods less than one year are not annualized.
(4)  Date commenced operations.
(5) Computed by dividing the total amount of commission paid by the total number of shares purchased and sold during the period.


                       See Notes to Financial Statements.


                              HARRIS INSIGHT FUNDS
                        FINANCIAL HIGHLIGHTS (CONTINUED)
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                  INTERMEDIATE
                                                                TAX-EXEMPT FUND
                                           -----------------------------------------------------
                                                  INSTITUTIONAL
                                                      CLASS                     CLASS A
                                           -------------------------   -------------------------
                                                      FOR THE PERIOD              FOR THE PERIOD
                                             YEAR       02/26/96(4)      YEAR       03/13/96(4)
                                             ENDED          TO           ENDED          TO
                                           12/31/97       12/31/96     12/31/97      12/31/96
                                           --------   --------------   --------   --------------
Net Asset Value, Beginning of Period ...   $  10.58      $  10.74      $ 10.58       $ 10.55
                                           --------      --------      --------      -------
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income ..................      0.442         0.381        0.327         0.084
Net Realized and Unrealized Gain/(Loss)
  on Investments .......................      0.220        (0.124)       0.220         0.066
                                           --------      --------      --------      -------
Total from Investment Operations .......      0.662         0.257        0.547         0.150
                                           --------      --------      --------      -------
LESS DISTRIBUTIONS:
Net Investment Income ..................     (0.442)       (0.381)       0.327)       (0.084)
Net Realized Gains .....................     (0.050)       (0.036)      (0.050)       (0.036)
                                           --------      --------      --------      -------
Total Distributions ....................     (0.492)       (0.417)      (0.377)       (0.120)
                                           --------      --------      --------      -------
Net Asset Value, End of Period .........   $  10.75      $  10.58      $ 10.75       $ 10.58
                                           ========      ========      ========      =======
TOTAL RETURN ...........................       6.41%         2.49%(3)     6.14%         1.44%(3)

RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000) ........   $193,009      $208,690      $   644            --
Ratios of Expenses to Average
  Net Assets(1) ........................       0.79%         0.79%(2)     1.04%         1.04%(2)
Ratio of Net Investment Income to
  Average Net Assets ...................       4.16%         4.28%(2)     3.91%         4.33%(2)
Portfolio Turnover Rate ................      48.72%        57.23%       48.72%        57.23%
Average Commission Rate(5) .............         --            --           --            --




                                                                                                             CONVERTIBLE
                                                                TAX-EXEMPT FUND                            SECURITIES FUND
                                           -----------------------------------------------------   -------------------------------
                                                 INSTITUTIONAL                                     INSTITUTIONAL
                                                     CLASS                       CLASS A                CLASS           CLASS A
                                           -------------------------   -------------------------   --------------   --------------
                                                      FOR THE PERIOD              FOR THE PERIOD   FOR THE PERIOD   FOR THE PERIOD
                                            YEAR        02/26/96(4)     YEAR        10/02/96(4)       03/24/97(4)     03/26/97(4)
                                            ENDED           TO          ENDED           TO                TO              TO
                                           12/31/97      12/31/96      12/31/97      12/31/96          12/31/97        12/31/97
                                           --------   --------------   --------   --------------   --------------   --------------
Net Asset Value, Beginning of Period ...   $  10.25      $  10.56       $ 10.25      $ 10.33           $ 29.15          $29.30
                                           --------      --------       -------      -------           -------          ------
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income ..................      0.461         0.402         0.435        0.105             0.914           0.690
Net Realized and Unrealized Gain/(Loss)
  on Investments .......................      0.391        (0.094)        0.391        0.136             3.120           3.122
                                           --------      --------       -------      -------           -------          ------
Total from Investment Operations .......      0.852         0.308         0.826        0.241             4.034           3.812
                                           --------      --------       -------      -------           -------          ------
LESS DISTRIBUTIONS:
Net Investment Income ..................     (0.461)       (0.402)       (0.435)      (0.105)           (0.897)         (0.825)
Net Realized Gains .....................     (0.121)       (0.216)       (0.121)      (0.216)           (3.767)         (3.767)
                                           --------      --------       -------      -------           -------          ------
Total Distributions ....................     (0.582)       (0.618)       (0.556)      (0.321)           (4.664)         (4.592)
                                           --------      --------       -------      -------           -------          ------
Net Asset Value, End of Period .........   $  10.52      $  10.25       $ 10.52      $ 10.25           $ 28.52          $28.52
                                           ========      ========       =======      =======           =======          ======
TOTAL RETURN ...........................       8.55%         3.04%(3)      8.28%        2.34%(3)         14.24%(3)       13.39%(3)

RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000) ........   $179,871      $165,388       $   644      $    38           $59,384          $   85
Ratios of Expenses to Average
  Net Assets(1) ........................       0.80%         0.80%(2)      1.05%        1.05%(2)          0.92%(2)        1.17%(2)
Ratio of Net Investment Income to
  Average Net Assets ...................       4.47%         4.60%(2)      4.22%        4.35%(2)          3.76%(2)        3.51%(2)
Portfolio Turnover Rate ................      61.52%        61.60%        61.52%       61.60%            93.24%(2)       93.24%(2)
Average Commission Rate(5) .............         --            --            --           --           $ 0.053          $0.053


                       See Notes to Financial Statements.

98 & 99

                                                        HARRIS INSIGHT FUNDS
                                                  FINANCIAL HIGHLIGHTS (CONTINUED)
                                          (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                           INSTITUTIONAL CLASS                           CLASS A
                                        -------------------------   ----------------------------------------------------
                                                   FOR THE PERIOD
                                          YEAR       02/26/96(5)      YEAR       YEAR       YEAR       YEAR       YEAR
                                          ENDED          TO           ENDED      ENDED      ENDED      ENDED      ENDED
                                        12/31/97      12/31/96      12/31/97   12/31/96   12/31/95   12/31/94   12/31/93
                                        --------   --------------   --------   --------   --------   --------   --------
EQUITY FUND
Net Asset Value, Beginning of Period .. $  15.53     $  15.30        $ 15.53     $13.99    $ 11.28    $ 12.86    $ 11.57
                                        --------     --------        -------     ------    -------    -------    -------
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income .................    0.234        0.189          0.174      0.451      0.229      0.263      0.197
Net Realized and Unrealized
  Gain/(Loss) on Investments ..........    5.190        1.898          5.190      2.926      3.827     (0.514)     1.904
                                        --------     --------        -------     ------    -------    -------    -------
Total from Investment Operations ......    5.424        2.087          5.364      3.377      4.056     (0.251)     2.101
                                        --------     --------        -------     ------    -------    -------    -------
LESS DISTRIBUTIONS:
Net Investment Income .................   (0.235)      (0.193)        (0.175)    (0.173)    (0.232)    (0.263)    (0.204)
Net Realized Gains ....................   (3.129)      (1.664)        (3.129)    (1.664)    (1.114)    (1.066)    (0.607)
                                        --------     --------        -------     ------    -------    -------    -------
Total Distributions ...................   (3.364)      (1.857)        (3.304)    (1.837)    (1.346)    (1.329)    (0.811)
                                        --------     --------        -------     ------    -------    -------    -------
Net Asset Value, End of Period ........ $  17.59     $  15.53        $ 17.59     $15.53    $ 13.99    $ 11.28    $ 12.86
                                        ========     ========        =======     ======    =======    =======    =======
TOTAL RETURN ..........................    35.89%       13.66%(3)      35.45%     24.15%     36.26%     (2.05)%    18.23%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000) ....... $845,829     $568,400        $17,859     $7,792    $61,256    $38,920    $47,241
Ratios of Expenses to
  Average Net Assets(1) ...............     0.88%        0.90%(2)       1.13%      0.94%      0.96%      0.90%      0.93%
Ratio of Net Investment Income
  to Average Net Assets ...............     1.33%        1.43%(2)       1.08%      1.47%      1.75%      1.94%      1.59%
Portfolio Turnover Rate ...............    81.48%       75.20%         81.48%     75.20%     75.93%     87.83%     57.31%
Average Commission Rate(4) ............ $  0.054     $  0.056        $ 0.054     $0.056         --         --         --

----------------
(1) Without the voluntary waiver of fees, the expense ratios for the years ended December 31, 1995, 1994, and 1993 for the Class A shares would have been 0.97%, 0.92%, and 0.96%, respectively.
(2)  Annualized.
(3)  Total returns for periods of less than one year are not annualized.
(4) Computed by dividing the total amount of commission paid by the total number of shares purchased and sold during the period.
(5)  Date commenced operations.

                       See Notes to Financial Statements.

                      [THIS PAGE INTENTIONALLY LEFT BLANK.]

                                                        HARRIS INSIGHT FUNDS
                                                  FINANCIAL HIGHLIGHTS (CONTINUED)
                                          (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                                                  EQUITY INCOME FUND
                                                -------------------------------------------------------
                                                      INSTITUTIONAL
                                                          CLASS                        CLASS A
                                                -------------------------    --------------------------
                                                           FOR THE PERIOD                FOR THE PERIOD
                                                  YEAR       02/26/96(5)       YEAR        04/18/96(5)
                                                  ENDED          TO            ENDED           TO
                                                12/31/97      12/31/96       12/31/97       12/31/96
                                                --------   --------------    --------    --------------
Net Asset Value, Beginning of Period .........  $ 13.73       $ 13.34         $13.72         $13.02
                                                --------      -------         ------         ------
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income ........................    0.272         0.270          0.237          0.179
Net Realized and Unrealized Gain/(Loss)
  on Investments .............................    4.050         1.387          4.037          1.732
                                                --------      -------         ------         ------
Total from Investment Operations .............    4.322         1.657          4.274          1.911
                                                --------      -------         ------         ------
LESS DISTRIBUTIONS:
Net Investment Income ........................   (0.268)       (0.269)        (0.220)        (0.213)
Net Realized Gains ...........................   (1.464)       (0.998)        (1.464)        (0.998)
                                                --------      -------         ------         ------
Total Distributions ..........................   (1.732)       (1.267)        (1.684)        (1.211)
                                                --------      -------         ------         ------
Net Asset Value, End of Period ...............  $ 16.32       $ 13.73         $16.31         $13.72
                                                =======       =======         ======         ======
TOTAL RETURN .................................    31.90%        12.46%(3)      31.53%         14.67%(3)

RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000) ..............  $40,424       $31,760         $1,241         $  298
Ratios of Expenses to Average Net Assets(1) ..     0.93%         0.93%(2)       1.18%          1.18%(2)
Ratio of Net Investment Income to
  Average Net Assets .........................     1.69%         2.36%(2)       1.44%          2.11%(2)
Portfolio Turnover Rate ......................    29.87%        52.77%         29.87%         52.77%
Average Commission Rate(4) ...................  $ 0.058       $ 0.059         $0.058         $0.059

----------------
(1) Without the voluntary waiver of fees, the expense ratios for the year ended December 31, 1997 and the period ended December 31, 1996 for the Institutional Class shares of the Equity Income Fund would have been 0.96% and 0.97% (annualized), respectively, and for the Class A shares of the Equity Income Fund would have been 1.21% and 1.19% (annualized), respectively and for the Institutional Class shares of the Growth Fund would have been 1.11% and 1.14% (annualized), respectively, and for the Class A shares of the Growth Fund would have been 1.36% and 1.39% (annualized), respectively, and for the Institutional Class shares of the Small-Cap Opportunity Fund would have been 1.21% and 1.22% (annualized), respectively, and for the Class A shares of the Small-Cap Opportunity Fund would have been 1.46% and 1.47% (annualized) respectively, and for the period ended December 31, 1997 for the Institutional Class shares of the Small-Cap Value Fund would have been 1.06% (annualized) and for the Class A shares of the Small Cap Value Fund would have been 1.31% (annualized).
(2)  Annualized.
(3)  Total returns for periods less than one year are not annualized.
(4) Computed by dividing the total amount of commission paid by the total number of shares purchased and sold during the period.
(5)  Date commenced operations.


                       See Notes to Financial Statements.

                                                        HARRIS INSIGHT FUNDS
                                                  FINANCIAL HIGHLIGHTS (CONTINUED)
                                          (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                                                      GROWTH FUND
                                                -------------------------------------------------------
                                                     INSTITUTIONAL
                                                         CLASS                         CLASS A
                                                --------------------------    -------------------------
                                                            FOR THE PERIOD               FOR THE PERIOD
                                                  YEAR        02/26/96(5)      YEAR        04/19/96(5)
                                                  ENDED          TO            ENDED           TO
                                                12/31/97       12/31/96       12/31/97      12/31/96
                                                --------    --------------    --------   --------------
Net Asset Value, Beginning of Period .........  $  18.69       $ 17.01         $18.69        $16.49
                                                --------       -------         ------        ------
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income ........................     0.048         0.062          0.004         0.030
Net Realized and Unrealized Gain/(Loss)
  on Investments .............................     6.026         2.746          6.026         3.273
                                                --------       -------         ------        ------
Total from Investment Operations .............     6.074         2.808          6.030         3.303
                                                --------       -------         ------        ------
LESS DISTRIBUTIONS:
Net Investment Income ........................    (0.048)       (0.063)        (0.004)       (0.038)
Net Realized Gains ...........................    (2.046)       (1.065)        (2.046)       (1.065)
                                                --------       -------         ------        ------
Total Distributions ..........................    (2.094)       (1.128)        (2.050)       (1.103)
                                                --------       -------         ------        ------
Net Asset Value, End of Period ...............  $  22.67       $ 18.69         $22.67        $18.69
                                                ========       =======         ======        ======
TOTAL RETURN .................................     32.81%        16.43%(3)      32.54%        19.95%(3)

RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000) ..............  $109,140       $76,516         $2,766        $  397
Ratios of Expenses to Average Net Assets(1) ..      1.10%         1.10%(2)       1.35%         1.35%(2)
Ratio of Net Investment Income to
  Average Net Assets .........................      0.22%         0.42%(2)      (0.03)%        0.17%(2)
Portfolio Turnover Rate ......................     37.02%        35.36%         37.02%        35.36%
Average Commission Rate(4) ...................  $  0.058       $ 0.058         $0.058        $0.058





                                                            SMALL-CAP OPPORTUNITY FUND                      SMALL-CAP VALUE FUND
                                                ---------------------------------------------------  ------------------------------
                                                      INSTITUTIONAL                                  INSTITUTIONAL
                                                         CLASS                     CLASS A               CLASS           CLASS A
                                                -------------------------  ------------------------  --------------  --------------
                                                           FOR THE PERIOD            FOR THE PERIOD  FOR THE PERIOD  FOR THE PERIOD
                                                  YEAR       02/26/96(5)     YEAR      04/19/96(5)     03/24/97(5)    07/10/97(5)
                                                  ENDED          TO          ENDED         TO              TO              TO
                                                12/31/97      12/31/96     12/31/97     12/31/96        12/31/97        12/31/97
                                                --------   --------------  --------  --------------  --------------  --------------
Net Asset Value, Beginning of Period .........  $  15.52      $  14.24      $15.51      $14.25          $ 28.29         $32.31
                                                --------      --------      ------      ------          -------         ------
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income ........................     0.007         0.057      (0.003)      0.032            0.146          0.028
Net Realized and Unrealized Gain/(Loss)
  on Investments .............................     3.865         1.998       3.823       1.996            7.467          3.462
                                                --------      --------      ------      ------          -------         ------
Total from Investment Operations .............     3.872         2.055       3.820       2.028            7.613          3.490
                                                --------      --------      ------      ------          -------         ------
LESS DISTRIBUTIONS:
Net Investment Income ........................    (0.012)       (0.057)      0.000      (0.050)          (0.139)        (0.036)
Net Realized Gains ...........................    (1.670)       (0.718)     (1.670)     (0.718)          (2.744)        (2.744)
                                                --------      --------      ------      ------          -------         ------
Total Distributions ..........................    (1.682)       (0.775)     (1.670)     (0.768)          (2.883)        (2.780)
                                                --------      --------      ------      ------          -------         ------
Net Asset Value, End of Period ...............  $  17.71      $  15.52      $17.66      $15.51          $ 33.02         $33.02
                                                ========      ========      ======      ======          =======         ======
TOTAL RETURN .................................     25.47%        14.49%(3)   25.14%      14.29%(3)        27.11%(3)      10.95%(3)

RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000) ..............  $274,353      $150,306      $2,485      $  443          $99,816         $  292
Ratios of Expenses to Average Net Assets(1) ..      1.20%         1.20%(2)    1.45%       1.45%(2)         0.99%(2)       1.24%(2)
Ratio of Net Investment Income to
  Average Net Assets .........................      0.03%         0.46%(2)   (0.22)%      0.10%(2)         0.63%(2)       0.38%(2)
Portfolio Turnover Rate ......................     39.63%        46.13%      39.63%      46.13%           91.66%(2)      91.66%(2)
Average Commission Rate(4) ...................  $  0.054      $  0.058      $0.054      $0.058          $ 0.055         $0.055



                       See Notes to Financial Statements.

                                                        HARRIS INSIGHT FUNDS
                                                  FINANCIAL HIGHLIGHTS (CONTINUED)
                                          (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)



                                                              INDEX FUND                               BALANCED FUND
                                        ----------------------------------------------------   -------------------------------
                                             INSTITUTIONAL                                      INSTITUTIONAL
                                                 CLASS                      CLASS A                 CLASS          CLASS A
                                        ------------------------   -------------------------   --------------   --------------
                                                  FOR THE PERIOD              FOR THE PERIOD   FOR THE PERIOD   FOR THE PERIOD
                                          YEAR      02/26/96(5)      YEAR       04/19/96(5)      03/24/97(5)      04/16/97(5)
                                          ENDED         TO           ENDED          TO               TO               TO
                                        12/31/97     12/31/96      12/31/97      12/31/96         12/31/97         12/31/97
                                        --------  --------------   --------   --------------   --------------   --------------
Net Asset Value, Beginning of Period .. $  18.48     $  16.72       $18.48        $16.35          $ 12.74           $12.56
                                        --------     --------       ------        ------          -------           ------
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income .................    0.278        0.268        0.247         0.188            0.377            0.301
Net Realized and Unrealized Gain(Loss)
  on Investments ......................    5.742        2.104        5.725         2.511            2.185            2.411
                                        --------     --------       ------        ------          -------           ------
Total from Investment Operations ......    6.020        2.372        5.972         2.699            2.562            2.712
                                        --------     --------       ------        ------          -------           ------
LESS DISTRIBUTIONS:
Net Investment Income .................   (0.281)      (0.268)      (0.233)       (0.225)          (0.372)          (0.342)
Net Realized Gains ....................   (0.709)      (0.344)      (0.709)       (0.344)           0.000            0.000
                                        --------     --------       ------        ------          -------           ------
Total Distributions ...................   (0.990)      (0.612)      (0.942)       (0.569)          (0.372)          (0.342)
                                        --------     --------       ------        ------          -------           ------
Net Asset Value, End of Period ........ $  23.51     $  18.48       $23.51        $18.48          $ 14.93           $14.93
                                        ========     ========       ======        ======          =======           ======
TOTAL RETURN ..........................    32.78%       14.26%(3)    32.51%        16.56%(3)        20.24%(3)        21.72%(3)

RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000) ....... $292,196     $143,954       $6,942        $  150          $69,415           $  700
Ratios of Expenses to
  Average Net Assets(1) ...............     0.45%        0.45%(2)     0.70%         0.70%(2)         0.88%(2)         1.13%(2)
Ratio of Net Investment Income to
  Average Net Assets ..................     1.39%        1.85%(2)     1.14%         1.60%(2)         3.45%(2)         3.20%(2)
Portfolio Turnover Rate ...............     7.10%        4.71%        7.10%         4.71%          108.29%(2)       108.29%(2)
Average Commission Rate(4) ............ $  0.020     $  0.038       $0.020        $0.038          $ 0.058           $0.058

----------------
(1) Without the voluntary waiver of fees, the expense ratios for the year ended December 31, 1997 and the period ended December 31, 1996 for the Institutional Shares of the Index Fund would have been 0.47% and 0.49% (annualized), respectively, and for the Class A shares of the Index Fund would have been 0.72% and 0.74% (annualized), respectively and for the period ending December 31, 1997 for the Institutional Class of the Balanced Fund would have been 0.92% (annualized) and for the Class A shares of the Balanced Fund would have been 1.17% (annualized), and for the year ended December 31, 1997 and the period ended December 31, 1996 for the Institutional Shares of the International Fund would have been 1.42% and 1.38% (annualized), respectively, and for the Class A shares of the International Fund would have been 1.67% and 1.63% (annualized), respectively, and for the period ended December 31, 1997 for the Institutional Class shares of the Emerging Markets Fund would have been 2.09% (annualized) and for the Class A shares of the Emerging Markets Fund would have been 2.34% (annualized).
(2)  Annualized.
(3)  Total returns for periods less than one year are not annualized.
(4) Computed by dividing the total amount of commission paid by the total number of shares purchased and sold during the period.
(5)  Date commenced operations.

                       See Notes to Financial Statements.

                                                        HARRIS INSIGHT FUNDS
                                                  FINANCIAL HIGHLIGHTS (CONTINUED)
                                          (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)



                                                           INTERNATIONAL FUND                           EMERGING MARKETS FUND
                                        --------------------------------------------------------   -------------------------------
                                               INSTITUTIONAL                                        INSTITUTIONAL
                                                  CLASS                         CLASS A                  CLASS           CLASS A
                                        --------------------------   ---------------------------   --------------   --------------
                                                    FOR THE PERIOD                FOR THE PERIOD   FOR THE PERIOD   FOR THE PERIOD
                                          YEAR        02/26/96(5)      YEAR        03/13/96(5)      10/21/97(5)      10/21/97(5)
                                          ENDED           TO           ENDED           TO               TO               TO
                                        12/31/97       12/31/96      12/31/97       12/31/96         12/31/97         12/31/97
                                        --------    --------------   --------     --------------   --------------   --------------
Net Asset Value, Beginning of Period .. $  15.46       $  15.04        $15.46         $14.69          $ 10.00          $10.00
                                        --------       --------        ------         ------          -------          ------
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income .................    0.116          0.128         0.078          0.091            0.006           0.002
Net Realized and Unrealized Gain(Loss)
  on Investments ......................   (0.858)         0.485        (0.876)         0.860           (1.456)         (1.462)
                                        --------       --------        ------         ------          -------          ------
Total from Investment Operations ......   (0.742)         0.613        (0.798)         0.951           (1.450)         (1.460)
                                        --------       --------        ------         ------          -------          ------
LESS DISTRIBUTIONS:
Net Investment Income .................   (0.125)        (0.125)       (0.069)        (0.113)           0.000           0.000
Net Realized Gains ....................   (1.263)        (0.068)       (1.263)        (0.068)           0.000           0.000
                                        --------       --------        ------         ------          -------          ------
Total Distributions ...................   (1.388)        (0.193)       (1.332)        (0.181)           0.000           0.000
                                        --------       --------        ------         ------          -------          ------
Net Asset Value, End of Period ........ $  13.33       $  15.46        $13.33         $15.46          $  8.55          $ 8.54
                                        ========       ========        ======         ======          =======          ======
TOTAL RETURN ..........................    (4.87)%         4.08%(3)     (5.21)%         6.48%(3)       (14.50)%(3)     (14.60)%(3)

RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000) ....... $172,158       $109,747        $1,265         $  597          $18,023          $   96
Ratios of Expenses to
  Average Net Assets(1) ...............     1.40%          1.36%(2)      1.65%          1.61%(2)         1.75%(2)        2.00%(2)
Ratio of Net Investment Income to
  Average Net Assets ..................     0.82%          0.99%(2)      0.57%          0.35%(2)         0.43%(2)        0.18%(2)
Portfolio Turnover Rate ...............    93.33%          6.72%        93.33%          6.72%            0.00%           0.00%
Average Commission Rate(4) ............ $  0.006        $ 0.020        $0.006         $0.020          $ 0.003          $0.003


                              HARRIS INSIGHT FUNDS
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1997



1.   ORGANIZATION

     HT Insight Funds, Inc., doing business as Harris Insight Funds (the "Company"), was incorporated in Maryland on September 16, 1987 as an open-end diversified management investment company and currently offers five investment portfolios. Harris Insight Funds Trust (the "Trust") was organized as a business trust under the laws of The Commonwealth of Massachusetts on December 6, 1995 as an open-end diversified management investment company and presently offers thirteen investment portfolios. The portfolios of the Company and the Trust (each a "Fund" and collectively, the "Funds") are as follows:

         COMPANY:
         EQUITY FUNDS:
         Harris Insight Equity Fund (" Equity Fund")

         FIXED INCOME FUNDS:
         Harris Insight Short/Intermediate Bond Fund ("Short/Intermediate Fund")

         MONEY MARKET FUNDS:
         Harris Insight Government Money Market Fund ("Government Money Fund") Harris Insight Money Market Fund ("Money Fund")
         Harris Insight Tax-Exempt Money Market Fund ("Tax-Exempt Money Fund")

         TRUST:
         EQUITY FUNDS:
         Harris Insight Equity Income Fund ("Equity Income Fund") Harris Insight Growth Fund ("Growth Fund")
         Harris Insight Small-Cap Opportunity Fund ("Small-Cap Fund") Harris Insight Small-Cap Value Fund ("Small-Cap Value Fund") Harris Insight Index Fund ("Index Fund")
         Harris Insight International Fund ("International Fund") Harris Insight Balanced Fund ("Balanced Fund") Harris Insight Emerging Markets Fund ("Emerging Markets Fund")

         FIXED INCOME FUNDS:
         Harris Insight Convertible Securities Fund ("Convertible
           Securities Fund")
         Harris Insight Bond Fund ("Bond  Fund")
         Harris Insight Intermediate Government Bond Fund ("Intermediate
           Government Fund")
         Harris Insight Intermediate Tax-Exempt Bond Fund ("Intermediate
           Tax-Exempt Fund")
         Harris Insight Tax-Exempt Bond Fund ("Tax-Exempt Fund")

     The Intermediate Government Fund, Convertible Securities Fund, Balanced Fund and Small-Cap Value Fund commenced operations on March 24, 1997; the Emerging Markets Fund commenced operations on October 21, 1997. Each of the Funds currently offers two classes of shares: Class A Shares and Institutional Shares. Shares of each class of a Fund represent equal pro rata interests in the Fund and are identical in all respects except that Class A Shares are subject to certain service organization/agent fees as described in Note 5. Institutional Shares are not subject to service organization/agent fees.

                              HARRIS INSIGHT FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 1997

2.   SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies used by the Funds in the preparation of the financial statements which are in accordance with generally accepted accounting principles. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     (A) SECURITY VALUATION -- The value of securities (other than bonds and debt obligations maturing in 60 days or less) of the Funds other than Money Market Funds is determined based on the last sales price on the principal exchange on which the securities are traded as of the close of regular trading on the New York Stock Exchange (which is currently 4:00 P.M., Eastern time). In the absence of any sale on the valuation date, the securities are valued at the closing bid price. Securities traded only on the over-the-counter markets are valued at the closing over-the-counter bid prices. Portfolio securities which are primarily traded on foreign securities exchanges are generally valued at the closing values of such securities on their respective exchanges, except when an occurrence subsequent to the time a value was so established is likely to have changed such value. In such an event, the fair value of those securities will be determined through the consideration of other factors by or under the direction of the Board of Trustees and Board of Directors of the Funds. Bonds maturing in more than 60 days are valued at the mean of the last bid and asked prices. In the event that such prices are not readily available, securities are valued at fair value as determined in good faith by the Board of Trustees or Board of Directors, as the case may be. Prices used for valuations of securities are provided by independent pricing services and brokers. Debt obligations with remaining maturities of 60 days or less are valued at amortized cost when the Trust's Board of Trustees or the Company's Board of Directors, as the case may be, has determined that amortized cost valuation represents fair value.

     Each of the Money Market Funds values its investments using the amortized cost method, which involves initially valuing investments at cost and thereafter assuming a constant amortization to maturity of any premium or discount. This method approximates market value.

     (B) FOREIGN CURRENCY TRANSLATION -- The books and records of the International Fund and the Emerging Markets Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

          (i)  market  value  of   investment   securities,   other  assets  and
     liabilities at the current rate of exchange on the valuation date; and

          (ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

     The International Fund and the Emerging Markets Fund do not isolate that portion of gains and losses on investments in securities which is due to changes in the foreign exchange rates from that which is due to changes in the market prices of such securities. The International Fund and the Emerging Markets Fund report gains and losses on foreign currency related transactions as realized and unrealized gains and losses for financial reporting purposes, whereas such gains and losses, to the extent realized, are treated as ordinary income or loss for federal income tax purposes.

     (C) FEDERAL INCOME TAXES -- Each Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its net investment income and net realized capital gains to shareholders. Accordingly, no provision for federal income tax is required.

                              HARRIS INSIGHT FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 1997


     (D) DISTRIBUTIONS -- Each of the Funds declares dividends from net investment income. The Money Market Funds and the Fixed Income Funds (other than the Convertible Securities Fund) declare dividends each business day to shareholders of record that day for payment on the first business day of the following month. Dividends from the Convertible Securities Fund and the Equity Funds (other than Small-Cap Fund, Small-Cap Value Fund, International Fund and Emerging Markets Fund) are declared and paid quarterly. Dividends from the Small-Cap Fund, Small-Cap Value Fund and the International Fund are declared and paid semi-annually. Dividends from the Emerging Markets Fund are declared and paid annually. Each Fund's net realized capital gains, if any, are distributed at least annually. Distributions to shareholders are recorded on the ex-dividend dates.

     The amounts of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from those amounts determined under generally accepted accounting principles. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are reclassified within the capital accounts to conform to their tax treatment in the period in which the difference arises.

     (E) FUTURES CONTRACTS -- The Funds may seek to hedge all or a portion of their investments through the use of securities index and other financial futures contracts. Upon entering into a futures contract, a Fund is required to deposit an amount ("initial margin") equal to a certain percentage of the contract value. Subsequent payments ("variation margin") are made or received by the Funds each day, reflecting the daily change in the value of the contracts and are recorded as an unrealized gain or loss. When the contract is closed, the Funds will recognize a realized gain or loss.

     Futures contracts are subject to the risk associated with the imperfect correlation between movements in the price of the futures contract and the price of the securities being hedged. The risk of imperfect correlation increases with respect to securities index futures as the composition of the Fund's portfolio diverges from composition of the index underlying such index futures. In addition, there is no assurance that a liquid secondary market will exist at the time the Fund elects to close out a futures position.

     (F) ORGANIZATION EXPENSES -- Each Fund's share of the costs incurred in connection with the organization of the Trust have been deferred and are being amortized over 60 months from commencement of operations of the respective Fund.

     (G) ALLOCATION OF EXPENSES -- Expenses which have not been directly charged to a specific Fund are generally allocated among the Funds primarily on the basis of relative net assets. Expenses relating to a particular class of shares of a Fund are charged to that class. Non-class specific expenses of a Fund are allocated between the classes of shares of the Fund based upon the relative net assets of the classes.

     (H) DOLLAR ROLLS -- The Funds may enter into mortgage dollar rolls in which a Fund sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase somewhat similar (same type, coupon and maturity) securities on a specified future date. During the roll period the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date.

     (I) OTHER -- Investment transactions are recorded on trade date. Interest income, including the amortization of discount or premium, is recorded as earned. Discounts and premiums on securities purchased are amortized over the lives of the respective securities. Dividend income is recorded on the ex-dividend date.

                              HARRIS INSIGHT FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 1997


3.   REPURCHASE AGREEMENTS

     Certain Funds invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by the custodian bank until maturity of the repurchase agreements. Provisions of the repurchase agreements and procedures adopted by the Funds require that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited.


4.   ADVISORY, ADMINISTRATION AND DISTRIBUTION ARRANGEMENTS

     The Company and the Trust retain Harris Trust and Savings Bank ("Harris Trust") as investment adviser (the "Adviser") for each Fund, pursuant to an advisory contract for each Fund. As Adviser, Harris Trust is entitled to receive fees payable monthly, based upon the average daily net asset value of each Fund, at the following annual rates:

        Each Money Market Fund          0.14% of the first $100 million of net
                                        assets and 0.10% of net assets over
                                        $100 million
        Short/Intermediate Fund         0.70%
        Bond Fund                       0.65%
        Intermediate Government Fund    0.65%
        Intermediate Tax-Exempt Fund    0.60%
        Tax-Exempt Fund                 0.60%
        Convertible Securities Fund     0.70%
        Equity Fund                     0.70%
        Equity Income Fund              0.70%
        Growth Fund                     0.90%
        Small-Cap Fund                  1.00%
        Small-Cap Value Fund            0.80%
        Index Fund                      0.25%
        Balanced Fund                   0.60%
        International Fund              1.05%
        Emerging Markets Fund           1.25%

                              HARRIS INSIGHT FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 1997


     Harris Trust may, at its discretion, voluntarily waive all or any portion of its advisory fee for any Fund. For the year ended December 31, 1997, advisory fees and waivers for certain Funds were as follows:

                                              GROSS                               NET
                                          ADVISORY FEE         WAIVER        ADVISORY FEE
                                          ------------        --------       ------------
     Short/Intermediate Fund ...........   $1,950,205        $812,087        $1,138,118
     Bond Fund .........................      617,981         277,603           340,378
     Intermediate Government Fund ......      453,478         283,923           169,555
     Intermediate Tax-Exempt Fund ......    1,195,229           2,062         1,193,167
     Tax-Exempt Fund ...................    1,034,844             564         1,034,280
     Convertible Securities Fund .......      325,654          20,552           305,102
     Equity Income Fund ................      265,358          10,661           254,697
     Growth Fund .......................      875,635          13,517           862,118
     Small-Cap Fund ....................    2,218,918          17,029         2,201,889
     Small-Cap Value Fund ..............      447,182          38,615           408,567
     Index Fund ........................      581,658          40,100           541,558
     Balanced ..........................      297,432          18,183           279,249
     International Fund ................    1,796,685          32,097         1,764,588
     Emerging Markets Fund .............       37,994          10,336            27,658

     There were no advisory fee waivers for other than the above Funds.

     Harris Trust has entered into Portfolio Management Agreements with Harris Investment Management, Inc. ("HIM") under which HIM undertakes to furnish investment guidance and policy direction in connection with the daily portfolio management of the Funds, other than the Tax-Exempt Money Fund. HIM, as portfolio manager, receives a fee directly from Harris Trust, not from the Funds. HIM is a subsidiary of Harris Trust.

     Hansberger Global Investors, Inc. ("Hansberger") entered into Investment Sub-Advisory Agreements with HIM with respect to the International Fund and the Emerging Markets Fund. Pursuant to the agreement Hansberger selects and manages the securities in which these Funds invest. Hansberger, as Sub-Adviser, receives a fee directly from HIM not from the Funds.

     The Company and the Trust have an Administration Agreement with Harris Trust (the "Administrator"). In its capacity as the Administrator, Harris Trust generally assists the Funds in all aspects of their administration and operation. The Administrator has entered into a Sub-Administration Agreement with Funds Distributor, Inc. ("Funds Distributor" or the "Sub-Administrator"), pursuant to which the Sub-Administrator performs certain administrative services for the Funds. The Administrator has also entered into a Sub-Administration and Accounting Services Agreement with PFPC Inc. ("PFPC" or the "Sub-Administrator and Accounting Services Agent"). Under these Agreements, the Administrator compensates the Sub-Administrator and the Sub-Administrator and the Accounting Services Agent for providing such services. Harris Trust also serves as the transfer and dividend disbursing agent of the Funds (the "Transfer Agent"). Harris Trust has also entered into a Sub-Transfer Agency Services Agreement with PFPC (the "Sub-Transfer Agent"), pursuant to which the Sub-Transfer Agent performs certain transfer agency and dividend disbursing agency services. Harris Trust compensates the Sub-Transfer Agent for providing such services. PNC Bank, N.A. serves as the Custodian of the assets of the Funds. As compensation for their services, Harris Trust, in its capacity as the Administrator and Transfer Agent, and the Custodian are

                              HARRIS INSIGHT FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 1997


entitled to receive a combined fee based on the aggregate average daily net assets of the Funds, payable monthly at an annual rate of 0.17% of the first $300 million of average daily net assets; 0.15% of the next $300 million; and 0.13% of the average net assets in excess of $600 million.

     Funds Distributor provides services as distributor (the "Distributor") in connection with sales of shares of the Funds. For the period ended December 31, 1997, fees for services rendered by the Distributor were paid by the Administrator. Prior to December 1, 1997, Class A shares of the Funds were sold with a front-end sales charge. Funds Distributor advised the Funds that for the period ended December 31, 1997, the aggregate sales charges paid with respect to Class A shares of the Funds were $16,439, of which it had retained $907 and reallowed $15,532 to dealer firms. Sales charges retained and reallowed are as follows:

                                             RETAINED            REALLOWED
                                             --------            ---------
     Short/Intermediate Fund ............      $ 81                $1,392
     Equity Fund ........................       392                 6,761
     Equity Income Fund .................         5                    80
     Growth Fund ........................       108                 1,800
     Small-Cap Fund .....................       134                 2,246
     Index Fund .........................        40                   688
     International Fund .................       147                 2,565

     The Company has a compensation arrangement under which payment of directors' fees may be deferred by the Director. Interest is accrued on the deferred balances and is included in directors' fees and expenses. The accumulated balance of deferred directors' fees and interest thereon relating to all Funds comprising the Company on December 31, 1997 aggregated approximately $198,300, an applicable portion of which is included in accrued expenses of each applicable Fund.

     Certain employees of PFPC, Inc. and Funds Distributor are officers of the Funds. During the period ended December 31, 1997, PFPC, Inc. and Funds
Distributor received in aggregate fees and expenses of $3,590,556 and $2,662,159, respectively, from the Administrator for services rendered under various agreements described above. For the period ended December 31, 1997, Funds Distributor voluntarily waived fees of $114,341 for the Government Money Fund and $476,735 for the Money Fund.


5.   SERVICE PLANS

     Effective December 1, 1997, the Company and the Trust adopted a new Service Plan (the "New Plan") for the Class A Shares of each Fund providing for the payment of service fees of up to 0.25% (on an annualized basis) of the average daily net assets attributable to the Fund's Class A Shares. Because the New Plan does not authorize payments for distribution purposes, that Plan was not adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. The prior Service Plans (the "12b-1 Plans"), which had been adopted pursuant to Rule 12b-1, were terminated with respect to the non-Money Market Funds. The existing 12b-1 Plan relating to Class A Shares of the Money Market Funds was amended to reduce the maximum fees payable by a Money Market Fund for distribution and other services from 0.35% to 0.10% (on an annualized basis) of the average daily net assets attributable to the Fund's Class A shares (such fees in addition to the fees payable under the New Plan).

                              HARRIS INSIGHT FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 1997



     Each non-Money Market Fund is permitted to enter into service agreements with banks and other institutions (each a "Service Agent") pursuant to the New Plan (and previously was so permitted pursuant to the 12b-1 Plan). A Service Agent may receive fees with respect to a Fund's Class A shares owned by shareholders for whom the Service Agent is the dealer or holder of record, or with whom the Service Agent has a servicing relationship. Harris Trust and Funds Distributor may act as Service Agents and receive fees. Fees to a Service Agent may be up to a rate of 0.25% per annum of the average daily net asset value of Class A shares. For the periods indicated below, the non-Money Market Funds paid the following fees pursuant to the New Plan and 12b-1 Plan, including fees paid to Harris Trust and Funds Distributor:

                                                     01/01/97         12/01/97
                                                        TO               TO
                                                     11/30/97         12/31/97
                                                     --------         --------
               Short/Intermediate Fund ............   $11,317          $1,254
               Bond Fund ..........................       975             177
               Intermediate Government Fund .......        45              85
               Intermediate Tax-Exempt Fund .......       298             136
               Tax-Exempt Fund ....................       420             118
               Convertible Securities Fund ........        41              22
               Equity Fund ........................    24,355           3,500
               Equity Income Fund .................     1,195             253
               Growth Fund ........................     2,319             472
               Small-Cap Fund .....................     2,211             436
               Small-Cap Value Fund ...............        32              51
               Index Fund .........................     3,307           1,115
               Balanced Fund ......................        84             132
               International Fund .................     2,063             279
               Emerging Markets Fund ..............        24              20

     The Money Market Funds may make payments to Service Agents under the New Plan. In addition, the Money Market Funds continue to have a 12b-1 Plan. Under the 12b-1 Plan, each Money Market Fund may enter into service agreements with banks and other institutions (each a "Service Organization"). A Service Organization may receive fees with respect to a Money Market Fund's shares to provide certain shareholder support services and distribution assistance to holders of Class A shares. For the period from January 1, 1997 through November 30, 1997, 12b-1 fees were $681,983, $1,475,860 and $506,301 (net of voluntary waivers of $116,731, $238,419 and $102,467) for the Class A shares of Government Money Fund,Money Fund and Tax-Exempt Money Fund, respectively, all of which were paid to Harris Trust. For the period from December 1, 1997 through December 31, 1997, shareholder services fees were $55,385, $139,215, and $49,248 and 12b-1 fees were $22,154, $55,686, and $19,699 (with voluntary waivers of $22,154, $55,686, and $19,699) for the Class A Shares of the Government Money Fund, Money Fund and Tax-Exempt Money Fund, respectively.


6.   PUBLIC OFFERING PRICE

     Effective December 1, 1997, the front-end sales charge assessed on Class A Shares of the Funds has been eliminated. Class A Shares were previously sold with a maximum front-end sales charge of 4.50%.

                              HARRIS INSIGHT FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 1997


7.   INVESTMENT TRANSACTIONS

     The cost of investments at December 31, 1997 and the net realized gains and losses on securities sold for the period then ended for each of the Funds for federal income tax purposes was not materially different from the amounts reported for financial reporting purposes.

     Purchases and sales of investment securities of the Non-Money Market Funds (excluding short-term investments and U.S. government securities) during the period ended December 31, 1997 were as follows:

                                                   PURCHASES            SALES
                                                 ------------       ------------
     Short/Intermediate Fund .................   $201,538,957       $119,511,814
     Bond Fund ...............................    100,971,745         28,521,068
     Intermediate Government Fund ............      8,386,265                 --
     Intermediate Tax-Exempt Fund ............     94,169,993        107,940,250
     Tax-Exempt Fund .........................    111,511,731        102,021,344
     Convertible Securities Fund .............     38,547,119         37,721,535
     Equity Fund .............................    674,861,071        622,521,209
     Equity Income Fund ......................     10,862,194         11,573,338
     Growth Fund .............................     41,395,066         34,986,222
     Small-Cap Fund ..........................    146,465,158         80,248,118
     Small-Cap Value Fund ....................     76,558,748         48,724,696
     Index Fund ..............................    112,383,620         15,931,744
     Balanced Fund ...........................     41,482,587         28,521,883
     International Fund ......................    164,667,827        150,512,911
     Emerging Markets Fund ...................     16,934,684                 --

     Purchases and sales of U.S. government securities, excluding short-term securities, of the Non-Money Market Funds during the period ended December 31, 1997 were as follows:

                                                   PURCHASES            SALES
                                                 ------------       ------------
     Short/Intermediate Fund .................   $111,504,909       $142,505,919
     Bond Fund ...............................    112,317,091         93,207,047
     Intermediate Government Fund ............     55,968,151         58,026,381
     Balanced Fund ...........................     20,502,992         24,023,713

                              HARRIS INSIGHT FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 1997


     At December 31, 1997, gross unrealized appreciation (depreciation) for each Fund was as follows:

                                                                       NET UNREALIZED
                                       UNREALIZED       UNREALIZED      APPRECIATION
                                      APPRECIATION    (DEPRECIATION)   (DEPRECIATION)
                                      -------------   -------------    --------------
     Short/Intermediate Fund .......    $ 4,153,440    $ (1,975,669)     $ 2,177,771
     Bond Fund .....................      2,608,277        (683,834)       1,924,443
     Intermediate Government Fund ..      1,747,990        (173,784)       1,574,206
     Intermediate Tax-Exempt Fund ..      5,950,500         (41,041)       5,909,459
     Tax-Exempt Bond Fund ..........      9,797,895              --        9,797,895
     Convertible Securities Fund ...      8,584,843      (1,241,093)       7,343,750
     Equity Fund ...................    223,239,304     (14,745,847)     208,493,457
     Equity Income Fund ............     14,084,209        (766,176)      13,318,033
     Growth Fund ...................     41,816,937        (770,380)      41,046,557
     Small-Cap Fund ................     85,439,353     (10,367,480)      75,071,873
     Small-Cap Value Fund ..........     18,958,215      (3,294,437)      15,663,778
     Index Fund ....................    108,438,779      (2,736,784)     105,701,995
     Balanced Fund .................      7,995,497        (936,002)       7,059,495
     International Fund ............     19,538,033     (33,539,231)     (14,001,198)
     Emerging Markets Fund .........        504,859      (2,873,068)      (2,368,209)

     At December 31, 1997, the Short/Intermediate Fund and the International Fund had available capital loss carryforwards of approximately $2,204,671, and $2,249,736 that may be used to offset future net capital gains through 2004 and 2005, respectively.


8.   IN-KIND TRANSFER OF SECURITIES

     On March 24, 1997, the following Funds issued shares of beneficial interest in a tax-free exchange for portfolio securities at their current value from collective investment funds managed by Harris Trust. The tax basis of the securities exchanged for the shares of the Funds was carried over to the respective Funds. The number of shares issued, the current value on the date of transfer and the unrealized gain (loss) on securities included in the transfer are as follows:

                                      NUMBER                       UNREALIZED
                                     OF SHARES                    APPRECIATION
                                      ISSUED          VALUE      (DEPRECIATION)
                                     ---------    ------------   -------------
     Convertible Securities Fund ..  2,004,512    $ 58,436,583    $  9,464,569
     Intermediate Government Fund .  5,972,896      96,258,619        (514,251)
     Small-Cap Value Fund .........  1,724,299      48,777,614      11,378,598
     Balanced Fund ................  4,447,715      56,647,149      (1,529,239)
     International Fund ...........  4,158,157      62,039,734       2,638,944

                              HARRIS INSIGHT FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 1997


9.   NET ASSETS

     At December 31, 1997, net assets of each Fund consisted of:

                                                                GOVERNMENT                          TAX-EXEMPT
                                                                MONEY FUND        MONEY FUND        MONEY FUND
                                                               ------------    --------------     ------------
Capital Stock at Par Value ...............................     $    311,564    $    1,705,889     $    721,055
Paid-in Capital ..........................................      311,252,368     1,704,183,557      720,333,576
Undistributed Net Investment Income ......................             --                  --               --
Accumulated Net Realized Gain/(Loss) .....................              (72)            5,817            2,372
Unrealized Appreciation/(Depreciation) on
   Investment Transactions, Futures Contracts
   and Foreign Currency Transactions .....................               --                --               --
                                                               ------------    --------------     ------------
Net Assets ...............................................     $311,563,860    $1,705,895,263     $721,057,003
                                                               ============    ==============     ============

                                                                  SHORT/                          INTERMEDIATE
                                                               INTERMEDIATE                        GOVERNMENT
                                                                   FUND          BOND FUND           FUND
                                                               ------------    --------------     ------------
Capital Stock or Beneficial Interest at
   Par Value .............................................     $     28,876    $       13,864     $      6,052
Paid-in Capital ..........................................      294,804,690       138,899,212       98,510,362
Undistributed Net Investment Income ......................            1,596                --              708
Accumulated Net Realized Gain/(Loss) .....................       (2,204,671)          545,389          (16,304)
Unrealized Appreciation/(Depreciation) on
   Investment Transactions, Futures Contracts
   and Foreign Currency Transactions .....................        2,177,771         1,924,443        1,574,206
                                                               ------------    --------------     ------------
Net Assets ...............................................     $294,808,262    $  141,382,908     $100,075,024
                                                               ============    ==============     ============

                                                               INTERMEDIATE                       CONVERTIBLE
                                                                TAX-EXEMPT       TAX-EXEMPT       SECURITIES         EQUITY
                                                                   FUND             FUND             FUND             FUND
                                                               ------------    --------------     ------------    ------------
Capital Stock or Beneficial Interest at
   Par Value .............................................     $     18,017    $       17,151     $      2,085    $     49,114
Paid-in Capital ..........................................      187,070,145       170,293,965       51,015,941     612,079,509
Undistributed Net Investment Income ......................               --                --           34,069         (28,259)
Accumulated Net Realized Gain/(Loss) .....................          655,792           406,339        1,073,119      43,094,673
Unrealized Appreciation/(Depreciation) on
   Investment Transactions, Futures Contracts
   and Foreign Currency Transactions .....................        5,909,459         9,797,895        7,343,750     208,493,457
                                                               ------------    --------------     ------------    ------------
Net Assets ...............................................     $193,653,413    $  180,515,350     $ 59,468,964    $863,688,494
                                                               ============    ==============     ============    ============

                              HARRIS INSIGHT FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 1997



                                                                 EQUITY                                            SMALL-CAP
                                                                 INCOME            GROWTH          SMALL-CAP         VALUE
                                                                  FUND              FUND              FUND            FUND
                                                               -----------     -------------      ------------    ------------
Capital Stock or Beneficial Interest at
   Par Value ...............................................   $     2,553      $      4,936      $     15,636    $      3,032
Paid-in Capital ............................................    27,776,610        67,674,856       200,587,279      81,228,049
Undistributed Net Investment Income ........................        10,492            (3,589)          (84,394)         22,584
Accumulated Net Realized Gain/(Loss) .......................       557,684         3,183,717         1,247,999       3,190,863
Unrealized Appreciation/(Depreciation) on
   Investment Transactions, Future Contracts
   and Foreign Currency Transactions .......................    13,318,033        41,046,557        75,071,873      15,663,778
                                                               -----------      ------------      ------------    ------------
Net Assets .................................................   $41,665,372      $111,906,477      $276,838,393    $100,108,306
                                                               ===========      ============      ============    ============

                                                                                                                    EMERGING
                                                                 INDEX            BALANCED        INTERNATIONAL      MARKETS
                                                                  FUND              FUND               FUND            FUND
                                                               ------------     -----------       ------------     -----------
Capital Stock or Beneficial Interest at
   Par Value ...............................................   $     12,722     $     4,696       $     13,018     $     2,120
Paid-in Capital ............................................    191,427,434      61,841,451        189,730,494      20,546,435
Undistributed Net Investment Income ........................        (47,252)         20,378            (69,143)             --
Accumulated Net Realized Gain/(Loss) .......................      2,042,845       1,188,909         (2,249,736)        (60,869)
Unrealized Appreciation/(Depreciation) on
   Investment Transactions, Future Contracts
   and Foreign Currency Transactions .......................    105,701,995       7,059,495        (14,001,198)     (2,368,209)
                                                               ------------     -----------       ------------     -----------
Net Assets .................................................   $299,137,744     $70,114,929       $173,423,435     $18,119,477
                                                               ===========      ===========       ============     ===========


10.  CONCENTRATION OF RISKS

     The Tax-Exempt Money Fund, Intermediate Tax-Exempt Fund and Tax-Exempt Bond Fund invest primarily in a diversified portfolio of municipal securities, including municipal bonds and debentures. The Fixed Income Funds and the Money Market Funds invest in debt instruments. The issuers' abilities to meet their obligations may be affected by political and economic developments in a specific state or region or their respective industries.

     The International Fund and the Emerging Markets Fund invest in securities of foreign issuers in various countries. These investments may involve certain considerations and risks not typically associated with investments in the U.S., as a result of, among other factors, the possibility of future political and economic developments and the level of governmental supervision and regulation of securities markets in the respective countries.


11. OTHER RELATED PARTY TRANSACTIONS

     During 1997, an affiliate of the Adviser purchased a security from the Money Market Fund at an amount $1,470,000 in excess of the security's fair value. The Money Market Fund recorded a realized loss on the sale and an offsetting capital contribution from the affiliate.

                              HARRIS INSIGHT FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 1997



12. SHAREHOLDER MEETING

     At a Special Meeting of Shareholders on August 6, 1997, shareholders of the International Fund were asked to approve a new Investment Sub-Advisory Contract between Harris Investment Management,Inc. and Hansberger Global Investors, Inc. A summary of the resulting votes is presented below.

                     VOTES FOR*          VOTES AGAINST*       VOTES ABSTAINED*
                   --------------        -------------        ---------------
                   11,030,816.235            294.513                  0

     *This includes shares which Harris Trust and Savings Bank held in nominee name and with respect to which voting instructions were not received from its customers, and such shares were voted in proportion to the votes actually received from beneficial owners by Harris Trust and Savings Bank. Accordingly, there were no broker non-votes (proxies sent in by brokers and other nominees which cannot be voted because instructions have not been received from the beneficial owners).

                        REPORT OF INDEPENDENT ACCOUNTANTS





THE SHAREHOLDERS, BOARD OF DIRECTORS AND BOARD OF TRUSTEES OF
   HARRIS INSIGHT FUNDS
   HARRIS INSIGHT FUNDS TRUST

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Harris Insight Equity Fund, Harris Insight Short/Intermediate Bond Fund, Harris Insight Government Money Market Fund, Harris Insight Money Market Fund and Harris Insight Tax-Exempt Money Market Fund (comprising Harris Insight Funds) and Harris Insight Equity Income Fund, Harris Insight Growth Fund, Harris Insight Small-Cap Opportunity Fund, Harris Insight Small-Cap Value Fund, Harris Insight Index Fund, Harris Insight International Fund, Harris Insight Balanced Fund, Harris Insight Emerging Markets Fund, Harris Insight Convertible Securities Fund, Harris Insight Bond Fund, Harris Insight Intermediate Government Bond Fund, Harris Insight Intermediate Tax-Exempt Bond Fund and Harris Insight Tax-Exempt Bond Fund (comprising Harris Insight Funds Trust) (hereafter referred to collectively as the "Funds") at December 31, 1997, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1997 by correspondence with the custodians and brokers and the application of alternative procedures where securities purchased had not been settled, provide a reasonable basis for the opinion expressed above.




PRICE WATERHOUSE LLP
Thirty South Seventeenth Street
Philadelphia, Pennsylvania



February 3, 1998

                      [THIS PAGE INTENTIONALLY LEFT BLANK.]

HARRIS INSIGHT(REGISTRATION MARK) FUNDS
60 STATE STREET, SUITE 1300
BOSTON, MASSACHUSETTS  02109
TELEPHONE: (800) 982-8782

INVESTMENT ADVISER, ADMINISTRATOR,
TRANSFER AGENT AND DIVIDEND DISBURSING AGENT
Harris Trust and Savings Bank
111 West Monroe Street
Chicago, Illinois 60603

PORTFOLIO MANAGEMENT AGENT
Harris Investment Management, Inc.
190 South LaSalle Street
Chicago, Illinois 60603

SUB-ADMINISTRATOR AND ACCOUNTING
SERVICES AGENT, SUB-TRANSFER AGENT
AND DIVIDEND DISBURSING AGENT
PFPC Inc.
103 Bellevue Parkway
Wilmington, Delaware 19809

SUB-ADMINISTRATOR AND DISTRIBUTOR
Funds Distributor, Inc.
60 State Street, Suite 1300
Boston, Massachusetts 02109

CUSTODIAN
PNC Bank, N.A.
Broad & Chestnut Streets
Philadelphia, Pennsylvania 19101

INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
30 South 17th Street
Philadelphia, Pennsylvania  19103

LEGAL COUNSEL
Bell, Boyd & Lloyd
Three First National Plaza
70 West Madison Street
Chicago, Illinois 60602



BOARD OF DIRECTORS AND BOARD OF TRUSTEES

C. GARY GERST
Chairman of the Board of Directors and Board of Trustees;
Chairman Emeritus, LaSalle Partners, Ltd.
(real estate investment management and consulting).

EDGAR R. FIEDLER
Senior Fellow and Economic Counsellor, The Conference Board; Director, The Stanley Works, Scudder Institutional Funds, AARP Income Trust, Brazil Fund, Emerging Mexico Fund, and Scudder Pathway Series.

JOHN W. MCCARTER, JR.

President and Chief Executive Officer, The Field Museum of Natural History (Chicago); Director and Trustee, LaSalle Partners Funds, Inc.; Former Senior Vice President and Director, Booz-Allen & Hamilton, Inc. (consulting firm); Director, W.W. Grainger,Inc. and A.M. Castle, Inc.

ERNEST M. ROTH
Consultant;  Director,  La  Rabida  Children's  Hospital;  Chairman,  La  Rabida
Children's Foundation; Retired Senior Vice President and Chief Financial Officer, Commonwealth Edison Company.




OFFICERS

RICHARD W. INGRAM
President, Treasurer and
Chief Financial Officer

CHRISTOPHER J. KELLEY
Vice President and Secretary

MARY A. NELSON
Assistant Treasurer


Thomas J. Ryan
Assistant Treasurer

JOSEPH T. GRAMLICH
Assistant Secretary

KAREN JACOPPO-WOOD
Assistant Secretary

ANDREA M. PASSARELLA
Assistant Secretary

SHARON A. VANDIVER
Assistant Secretary



This report is submitted for the general information of the shareholders of the Harris Insight Funds. It is not authorized for distribution to prospective investors unless accompanied or preceded by a prospectus of the Harris Insight Funds. Please read the prospectus carefully before you invest or send money.


DISTRIBUTOR:
Funds Distributor Inc.

HA1297